As filed with the Securities and Exchange Commission on April 17, 2015

Registration No. 333-07617

811-07697

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

Form N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 21	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 51	☒

NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue,

New York, New York 10591

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (212) 576-7000

Charles F. Furtado, Jr., Esq.

New York Life Insurance and Annuity Corporation

51 Madison Avenue

New York, NY 10010

(Name and Address of Agent for Service)

Copy to:

Stephen E. Roth, Esq.	Thomas F. English, Esq.
Sutherland Asbill & Brennan LLP	Senior Vice President, Deputy General Counsel
1275 Pennsylvania Avenue, NW	and Chief Insurance Counsel
Washington, DC 20004-2415	New York Life Insurance Company
51 Madison Avenue
New York, New York 10010

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2015 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(i) of Rule 485.
☐	on pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

New York Life Insurance and Annuity Corporation

NYLIAC Corporate Sponsored Variable Universal Life

Prospectus-May 1, 2015

A flexible premium life insurance policy offered to individuals under

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

Please use the following address to send policy premium payments and service requests to Us:

Service Office:

New York Life Insurance and Annuity Corporation

NYLIFE Distributors LLC

Attention: Executive Benefits

11400 Tomahawk Creek Parkway, Suite 200

Leawood, KS 66211

Telephone: (888) 695-4748

Fax: (913) 906-4129

E-mail: NYLAMN_EB_Admin_Service@newyorklife.com

This prospectus describes the NYLIAC Corporate Sponsored VUL policy. In this prospectus, the words “We”, “Our” or “Us” refer to NYLIAC and the words “you” and “your” refer to the policyowner. New policies are no longer offered. We still accept additional premiums under existing policies.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

This prospectus is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them or in any supplemental sales material We authorize.

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In certain jurisdictions, different provisions may apply to the policy. Please refer to the policy or ask your registered representative for details regarding your particular policy.

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SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of CSVUL. Many benefits of CSVUL have a corresponding risk, and both benefits and risks should be considered before you purchase or make additional premium payments to a policy. More complete and detailed information regarding these features is provided later in this prospectus and in the SAI.

Benefits

Protection

The policy offers permanent life insurance protection which can, over time, become a valuable asset. We designed CSVUL to provide insurance protection for group or sponsored arrangements.

The policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are allocated to the Investment Divisions and/or the Fixed Account according to your instructions. The Cash Value of the policy is based on:

•	the number of Accumulation Units held in each Investment Division for the policy;

•	the performance of each Investment Division in the Separate Account;

•	the amount in and the interest credited on the amount held in the Fixed Account, if any; and

•	the amount in and the interest credited on the amount held in the Loan Account, if any.

With the policy, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

Flexible Premium Payments

Policy premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial premium payment, there are no required premiums. As long as the Cash Surrender Value less Policy Debt is sufficient to cover the policy’s monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs.

Liquidity Through Loans

Using the policy as sole security, any time after the first policy anniversary, you may borrow any amount up to the loan value of the policy. Unless otherwise provided in your policy, the loan value on any given date is equal to 90% of an amount equal to the Cash Surrender Value, less any Policy Debt.

Liquidity Through Withdrawals

You may withdraw an amount up to the Cash Surrender Value of your policy less any Policy Debt, within limits. Partial withdrawals will reduce the policy’s Cash Value and your Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy to fall below the policy’s minimum Face Amount. Charges may be assessed on the withdrawal. Partial withdrawals may result in a taxable event.

Partial withdrawal requests must be made in writing and sent to the Service Office listed on the first page of this prospectus. (See “Partial Withdrawals and Surrenders—Partial Withdrawals”.)

Allocation Alternatives

After We deduct the sales expense charge and the state and federal premium tax charges from your premium, you may allocate the remaining amount among the 18 Allocation Alternatives. The Allocation Alternatives consist of 17 Investment Divisions and the Fixed Account. You can change Allocation Alternatives while your policy is in force.

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Change the Amount of Coverage

With the policy, you may request an increase or decrease in the policy’s Face Amount. In order to request an increase or decrease in the policy’s Face Amount, you must send a written request, in a form acceptable to Us, to the Service Office noted on the first page of this prospectus. (See “Policy Payment Information—Changing the Face Amount of Your Policy”.) Increases are subject to underwriting and Our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will result in additional cost of insurance charges and may result in a new seven year testing period for modified endowment contract status. (See “Federal Income Tax Considerations—Modified Endowment Contract Status”). In addition, an increase in the policy’s Face Amount may result in an increase in the Surrender Charge Premium. We may limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to increase the Term Insurance Benefit rather than increasing your Face Amount under your policy.

Two Life Insurance Benefit Options

CSVUL offers two different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.

•	Option 1—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy, or (ii) the Cash Value multiplied by the percentage of the appropriate IRC Section 7702 table.

•

Option 2—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy, plus the Cash Value, or (ii) the Cash Value multiplied by the percentage of the appropriate IRC Section 7702 table.

Under these options, if the Insured dies on or after the policy anniversary on which the Insured is age 95, the Policy’s Proceeds will equal the Cash Surrender Value less any Policy Debt.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations— Life Insurance Status of Policy, and—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

Optional Riders

The policy offers additional insurance coverage and other benefits through the Adjustable Term Rider. This rider has costs associated with it.

Policyowner Support

As a Policyowner, you have access to telephone support and your registered representative if you have questions about your policy. Certain service requests must be in writing. Specific requirements applicable to any service request are described later in this prospectus.

A Highly Rated Company

NYLIAC is a subsidiary of New York Life. New York Life has more than 165 years of experience in the offering of insurance products. NYLIAC is a highly rated insurer. Ratings reflect only NYLIAC’s General Account, are applicable to the Fixed Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its ability to pay claims, and are not backed or guaranteed by New York Life.

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Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objectives.

Risk of Termination (especially on minimally-funded policies)

Your policy can terminate even if you pay all of the planned premiums on time. When a policy lapses, it has no value and no benefits are paid upon the death of the Insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that “termination” and “lapse” have the same meaning and effect throughout this prospectus.

A CSVUL policy with a Cash Surrender Value less Policy Debt just sufficient to cover monthly deductions and charges or that is otherwise minimally funded is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force, additional premium payments may be required. In addition, by paying only the minimum premium necessary to keep your policy in force, you may forego the opportunity to build up significant Cash Value in the policy. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

Potential for Increased Charges

The actual charges deducted reflect those shown as current charges on your policy. However, We have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, We may increase the amount We deduct as a federal or state premium tax charge to reflect changes in tax law. (See “Table of Fees and Expenses” for more information.)

Risk of Termination from Policy Loans

The larger a loan becomes relative to the policy’s Cash Value, the greater the risk that the policy’s remaining Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

A loan, repaid or not, has a permanent effect on Cash Value. The effect could be favorable, if the Investment Divisions earn less than the Loan Account crediting rate, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income and tax penalties to you. In addition, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event to you. There is a possibility that the IRS may treat a loan as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being

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treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 95 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; (6) the possibility that the IRS may treat a loan as a taxable distribution, if there is no spread, or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount; and (7) the potential that corporate ownership of a policy may affect the owner’s exposure to the corporate alternative minimum tax.

Charges for Policy Surrender

During the first nine years of the policy, surrender charges apply which act as a deterrent to surrendering the policy. CSVUL is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

Portfolio Risks

A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund’s prospectus.

Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Your ability to make transfers under the policy is subject to limitation if We determine, in Our sole opinion, that the exercise of that privilege could disadvantage or potentially hurt the rights or interests of other policyowners. Generally, We require that all transfer requests be submitted in writing through the U.S. mail or an overnight carrier. However, We may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission (see “Limits on Transfers” for more information). We cannot guarantee that this limitation will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

•	Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

•	increased administrative and Fund brokerage expenses and/or

•	dilution of the interests of long-term investors

An underlying Fund may reject any order from Us if it suspects potentially harmful transfer activity, thereby preventing Us from implementing your request for a transfer. (See “Limits on Transfers” for more information on the risks of frequent trading.)

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TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying and owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, make premium payments under the policy, make a partial withdrawal, surrender the policy, or transfer Cash Value between Allocation Alternatives.

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge Imposed on Premium Payments	When premium payment is applied up to age 95	Current: 2.25% of premiums paid Guaranteed Maximum: 4.50% of premiums paid

Tax Charges: State Premium Tax Charge Federal Premium Tax Charge	When premium payment is applied up to age 95

All taxes may vary and are subject to tax law changes.

Current: 2.00% of premiums paid Guaranteed Maximum: 2.00% of premiums paid, subject to changes in state tax laws

Current: 1.25% of premiums paid Guaranteed Maximum: 1.25% of premiums paid, subject to changes in state tax laws

Surrender Charge[1]	At time of complete surrender or a decrease in Base Face Amount	Current and Guaranteed Maximum: 32.50% of the Surrender Charge Premium

Partial Withdrawal Charge	At time of partial withdrawal	Current: No charge Guaranteed maximum: The lesser of $25 or 2.00% of the amount withdrawn

Transfer Fees	At time of transfer	Current: No charge Guaranteed maximum: $30 per transfer after 12 transfers in a Policy Year

(1)	A table of Surrender Charge Premium Rates Per Thousand appears in Appendix A to this prospectus. In Policy Years 6 and beyond, the current and guaranteed surrender charges are reduced as follows: 26% in Policy 6; 19.5% in Policy Year 7; 13% in Policy Year 8; 6.5% in Policy Year 9; and 0% thereafter.

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The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund’s fees and expenses.

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES

Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance Charge[1]	Each Monthly Deduction Day applied to Age 95

Guaranteed Minimum: $0.08 per $1,000 of Net Amount at Risk

Guaranteed Maximum: $29.67 per $1,000 of Net Amount at Risk

Representative Insured (Male, Age 45, Non-Smoker): $0.38 per $1,000 of Net Amount at Risk[2]

Monthly Contract Charge	Each Monthly Deduction Day	Current: $7.50 ($90 annualized) Guaranteed Maximum: $9.00 ($108 annualized)

Mortality and Expense Risk Charge	Daily	Current: An annual rate of 0.30% of the average daily Accumulation Value Guaranteed Maximum: An annual rate of 0.90% of the average daily Accumulation Value

Loan Interest	Monthly while loan balance is outstanding	Current and Guaranteed Maximum: 6.00% per year

Riders Adjustable Term Rider[1]	Monthly until rider expires

Guaranteed Minimum: $0.08 per $1,000 of Term Insurance Benefit

Guaranteed Maximum: $29.67 per $1,000 of Term Insurance Benefit

Representative Insured (Male, Age 45, Non-Smoker): $0.38 per $1,000 of Term Insurance Benefit

1	This charge varies based on characteristics of the insured and the charge shown may not be representative of the charge you pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your registered representative.
2	“Net Amount at Risk” is equal to the Life Insurance Benefit divided by 1.0032737 minus the policy’s Cash Surrender Value. See “Life Insurance Benefit Options” for more information.

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The table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2014. Fund expenses may be higher or lower in the future.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)1,2

	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.28%	1.30%

(1)	Expressed as a percentage of average net assets for the fiscal year ended December 31, 2014. This information is provided by the Funds and their agents. The information is based on 2014 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information.
(2)	Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, and other expenses.

More information concerning each underlying Fund’s fees and expenses is contained in the table below and in the prospectus for each Fund. This table shows the operating expense charges deducted by each Fund.

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expenses(#)
MainStay VP Bond — Initial Class	0.49%	0.00%	0.04%	0.53%
MainStay VP Cash Management — Initial Class	0.44%	0.00%	0.03%	0.47%
MainStay VP Common Stock — Initial Class	0.54%	0.00%	0.04%	0.58%
MainStay VP Convertible — Initial Class	0.59%	0.00%	0.04%	0.63%
MainStay VP Cornerstone Growth — Initial Class	0.70%	0.00%	0.03%	0.73%
MainStay VP Emerging Markets Equity (formerly MainStay VP DFA/DuPont Capital Emerging Markets Equity) — Initial Class	1.10%	0.00%	0.20%	1.30%
MainStay VP Government — Initial Class	0.50%	0.00%	0.05%	0.55%
MainStay VP High Yield Corporate Bond — Initial Class	0.56%	0.00%	0.03%	0.59%
MainStay VP ICAP Select Equity — Initial Class	0.76%	0.00%	0.03%	0.79%
MainStay VP Income Builder — Initial Class	0.57%	0.00%	0.06%	0.63%
MainStay VP International Equity — Initial Class	0.89%	0.00%	0.06%	0.95%
MainStay VP Janus Balanced — Initial Class	0.55%	0.00%	0.04%	0.59%
MainStay VP S&P 500 Index — Initial Class	0.24%	0.00%	0.04%	0.28%
MainStay VP T. Rowe Price Equity Income — Initial Class	0.74%	0.00%	0.03%	0.77%
Fidelity® VIP Contrafund® Portfolio — Initial Class	0.55%	0.00%	0.08%	0.63%
Fidelity® VIP Equity-Income Portfolio — Initial Class	0.45%	0.00%	0.15%	0.60%
Janus Aspen Global Research Portfolio—Institutional Shares	0.56%	0.00%	0.05%	0.61%

Please refer to the applicable fund prospectus for additional information.

Management Fees may include Advisor and/or Administration Fees.

(§)	Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as Distribution (12b-1) Fees may reflect “Service Fees.”
(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2014, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2014 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

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DEFINITIONS

1933 Act: The Securities Act of 1933, as amended.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation Unit: An accounting unit We use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

Accumulation Value: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

ATR: Adjustable Term Rider.

Allocation Alternatives: The 17 Investment Divisions of the Separate Account and the Fixed Account. Policyowners may invest their Net Premiums in a total of 18 Allocation Alternatives at any one time.

Beneficiary: The person(s) and/or entity(ies) you name to receive the Policy Proceeds after the Insured dies.

Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).

Cash Surrender Value: The Cash Value less any surrender charge.

Cash Value: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.

Cash Value Accumulation Test (“CVAT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information-Life Insurance Benefit Options” for more information.

CSVUL: NYLIAC Corporate Sponsored Variable Universal Life.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.

Face Amount: The dollar amount of life insurance under the policy as selected by the policyowner at the time of issue. It equals the initial Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Face Amount.

FINRA: The Financial Industry Regulatory Authority, Inc.

Fixed Account: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC’s General Account.

Fund: An open-end management investment company.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

Guideline Premium Test (“GPT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Initial Term Amount: The dollar amount of life insurance under the ATR as selected by the policyowner at the time of issue.

Insured: The person whose life the policy insures.

Investment Division: A division of the Separate Account that is available as an Allocation Alternative under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

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IRC: Internal Revenue Code of 1986, as amended.

IRS: Internal Revenue Service.

Issue Date: The date We issue the policy as specified on the Policy Data Page.

Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.

Loan Account: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC’s General Account.

Monthly Deduction Day: The date as of which We deduct your monthly contract charge, cost of insurance charge and any rider charges from your policy’s Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

Mortality and Expense Risk: The risk that the group of lives We have insured under Our policies may, on average, not live as long as We expect (mortality risk); and the risk that the cost of issuing and administering the policies may be greater than We have estimated (expense risk).

Net Amount at Risk: The difference between the Life Insurance Benefit divided by 1.0032737 and the policy’s Cash Value.

Net Premium: Premium you pay less the sales expense charge and the state and federal premium tax charges.

Non-Qualified Policy: A policy issued to a person or an entity (other than an employee benefit plan that qualifies for special federal income tax treatment).

NYLIC: New York Life Insurance Company.

NYLIAC: New York Life Insurance and Annuity Corporation.

NYLIFE Distributors: NYLIFE Distributors, LLC.

NYLIFE Securities: NYLIFE Securities, LLC.

Policy Data Page: Page 2.1 of your policy. The Policy Data Page contains your policy’s specifications.

Policy Date: The date We use as the starting point for determining Policy Years and Monthly Deduction Days. Generally, you may not choose a Policy Date that is more than six months before your policy’s Issue Date. You can find your Policy Date on the Policy Data Page.

Policy Debt: The amount of any outstanding loans under the policy, including accrued interest.

Policy Proceeds: The benefit We will pay to your Beneficiary when We receive proof that the Insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any benefits provided by the ATR if applicable, minus any outstanding loans (including any accrued loan interest) and charges.

Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

SEC: The Securities and Exchange Commission.

Separate Account: NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions.

Surrender Charge Premium: The amount We use to calculate surrender charges, as set forth on the Policy Data Page.

Target Face Amount: The Face Amount of the policy or, for policyowners who have elected to include the ATR, the Target Face Amount is the sum of the Face Amount plus the Term Insurance Benefit.

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Target Premium: An amount used to determine the sales expense charge that is based on the Target Face Amount of the policy.

Term Insurance Benefit: The dollar amount of life insurance under the ATR. It equals the initial Term Amount shown on the Policy Data Page, plus or minus any changes made to the initial Term Amount.

MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation

(a wholly owned subsidiary of New York Life)

51 Madison Avenue

New York, NY 10010

YOUR POLICY

The policy is offered by NYLIAC. Policy assets are invested in the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the “Separate Account”), which has been in existence since May 24, 1996, and /or to the Fixed Account. The policy offers life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, loans and withdrawals (which may be subject to a surrender charge), changes in the Face Amount of the policy, and the ability to invest in any of the Allocation Alternatives, including the Fixed Account.

The policy is variable. This means the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

The income, gains, and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC’s other assets. It is important to note that the policy’s assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus, and certain options and the ATR may not be available because of legal requirements or restrictions in your state. See your policy for specific variations, because any such state variations will be included in your policy, or in the rider or endorsements attached to your policy. See your registered representative or contact Us for specific information that may be applicable to your state.

ABOUT THE SEPARATE ACCOUNT

The Separate Account is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the 1940 Act. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the

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reserves and other liabilities of the Separate Account). These assets are not subject to the claims of Our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to, or are charged against, the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC’s Fixed Account and the performance of any other Separate Account of NYLIAC.

The Separate Account currently consists of 123 Investment Divisions and 17 are available under the policy. Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds. While the policy is in force, you may transfer assets between Allocation Alternatives.

OUR RIGHTS

We may take certain actions relating to Our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, We will seek approval of Our policyowners.

Specifically, We reserve the right to:

•	add or remove any Investment Division;

•	create new separate accounts;

•	combine the Separate Account with one or more other separate accounts;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	deregister the Separate Account under the 1940 Act;

•	manage the Separate Account under the direction of a committee or discharge such committee at any time;

•	transfer the assets of the Separate Account to one or more other separate accounts;

•	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

•	change the name of the Separate Account.

THE FIXED ACCOUNT

The Fixed Account is supported by the assets in Our General Account, which includes all of Our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of Our general creditors. We can invest the assets of the Fixed Account however We choose, within limits. Your interest in the Fixed Account is not registered under the 1933 Act, and the Fixed Account is not registered as an investment company under the 1940 Act. Therefore, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

INTEREST CREDITING

Any amount in the Fixed Account is credited with interest using a fixed interest rate, which We will declare periodically in advance. This rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.

HOW TO REACH US FOR POLICY SERVICES

You may reach Us at the Service Office noted on the first page of this prospectus. All premium payments and service requests should be sent to that Service Office. All NYLIAC requirements must be met in order for Us to process your service requests. Please review all service request forms carefully and provide all required

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information as applicable to the transaction. If all requirements are not met, We will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.

Faxed or e-mailed requests may be acceptable for a limited number of policy transactions.

FUNDS AND ELIGIBLE PORTFOLIOS

The assets of each Eligible Portfolio are separate from the others and each Eligible Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Eligible Portfolio. You can make or lose money in any of the Investment Divisions. Eligible Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will achieve their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable annuity contracts offered by NYLIAC. This is called “mixed funding.” Except for the MainStay VP Funds Trust, all Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although We do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus. The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC—New York Life Investment Management LLC - manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may also receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and, in its role as an intermediary of the Funds.

The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts up to 0.15% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

The Portfolios of each Fund, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read the Fund prospectuses found

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at the end of this prospectus. You should read a Fund’s prospectus carefully before making any decision about allocating premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives
MainStay VP Funds Trust: MainStay VP Bond—Initial Class	New York Life Investment Management LLC (“New York Life Investments”)	•	Seeks total return.

MainStay VP Cash Management—Initial Class	New York Life Investments	•	Seeks a high level of current income while preserving capital and maintaining liquidity.

MainStay VP Common Stock—Initial Class	New York Life Investments Subadvisor: Cornerstone Capital Management Holdings LLC (“CCM”)	•	Seeks long-term growth of capital.

MainStay VP Convertible—Initial Class	New York Life Investments Subadviser: MacKay Shields LLC (“MacKay”)	•	Seeks capital appreciation together with current income.

MainStay VP Cornerstone Growth—Initial Class	New York Life Investments Subadvisor: CCM	•	Seeks long-term growth of capital.

MainStay VP Emerging Markets Equity (formerly MainStay VP DFA / DuPont Capital Emerging Markets Equity)—Initial Class	New York Life Investments Subadvisor: CCM and Candriam Belgium	•	Seeks long-term capital appreciation.

MainStay VP Government—Initial Class	New York Life Investments Subadviser: MacKay Shields LLC*	•	Seeks current income.

MainStay VP High Yield Corporate Bond—Initial Class	New York Life Investments Subadviser: MacKay Shields LLC*	•	Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

MainStay VP ICAP Select Equity—Initial Class	New York Life Investments Subadviser: Institutional Capital LLC (“ICAP”)	•	Seeks total return.

MainStay VP Income Builder—Initial Class	New York Life Investments Subadviser: Epoch Investment Partners, Inc. (“Epoch”) and MacKay Shields LLC*	•	Seeks current income consistent with reasonable opportunity for future growth of capital and income.

MainStay VP International Equity—Initial Class	New York Life Investments Subadviser: CCM	•	Seeks long-term growth of capital.

MainStay VP Janus Balanced—Initial Class	New York Life Investments Subadviser: Janus Capital Management LLC	•	Seeks long-term capital growth, consistent with preservation of capital and balanced current income.

MainStay VP S&P 500 Index—Initial Class	New York Life Investments Subadviser: CCM	•	Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

MainStay VP T. Rowe Price Equity Income—Initial Class	New York Life Investments Subadviser: T. Rowe Price Associates, Inc.	•	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

Fidelity® Variable Insurance Products Fund: Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity Management & Research Company (FMR) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers	•	Seeks long-term capital appreciation.

Fidelity® VIP Equity-Income Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Janus Aspen Series: Janus Aspen Global Research Portfolio—Institutional Shares	Janus Capital Management LLC	•	Seeks long-term growth of capital.

*	MacKay Shields LLC is an affiliate of NYLIAC.

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NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing your specific Investment Divisions or the amounts allocated to each within your policy. You are responsible for making choices that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions about investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Eligible Portfolios you have chosen.

The Investment Divisions invest in the corresponding Eligible Portfolios. You can allocate Net Premium payments or transfer Cash Value to a maximum of 18 Allocation Alternatives.

Investment selections should be based on a thorough investigation of all of the information about the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Eligible Portfolios for your initial premium, you should monitor and periodically reevaluate your allocations to see if they are still appropriate.

INVESTMENT RETURN

The investment return of a policy is based on:

•	the number of Accumulation Units held in each Investment Division for the policy;

•	the investment experience of each Investment Division as measured by its actual net rate of return;

•	the amount in and the interest rate credited on amounts held in the Fixed Account, if any; and

•	the amount in and the interest rate credited on amounts held in the Loan Account, if any.

The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Eligible Portfolio, and any dividend or capital gains distributions declared by the Fund, and the Mortality and Expense Risk charge. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

We will credit any amount in the Fixed Account with a fixed interest rate which We declare periodically in advance, at Our sole discretion. This rate will never be less than an annual rate of 4%. We may credit different interest rates to loaned amounts in the Loan Account and unloaned amounts in the Fixed Account. All Net Premiums applied to, and amounts transferred to, the Fixed Account, receive the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

Eligible Portfolios may lose value; are not guaranteed; are not a deposit; are not FDIC/NCUA insured; and are not insured by any government agency.

VOTING

We will vote the shares that the Investment Divisions of the Separate Account hold in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions We receive from Our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow Us to vote the shares in Our own right, We may decide to do so.

While your policy is in effect, you can provide voting instructions to Us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you

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written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which We do not receive timely instructions in the same proportion as the shares for which We receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges.

DEDUCTIONS FROM PREMIUM PAYMENTS

When We receive a premium payment from you, whether planned or unplanned, We will deduct a sales expense charge, a state premium tax charge, and a federal premium tax charge.

SALES EXPENSE CHARGE

The sales expense charge is currently 2.25% of any premium. We reserve the right to increase this charge in the future, but it will never exceed 4.5% of premiums. The amount of the sales expense charge in a Policy Year is not necessarily related to Our actual sales expenses for that particular year. To the extent that the sales expense charge and surrender charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge and the cost of insurance charge.

STATE PREMIUM TAX CHARGE

Various states and jurisdictions impose a tax on premium payments received by insurance companies from their policyowners. State premium tax rates vary from state to state and currently range from 0% to 3.50% of the premium payment (and sometimes higher in certain jurisdictions). We currently deduct 2.00% of each premium payment you make, or $20 per $1,000 of premium, to cover these tax charges. We may increase the amount We deduct as a state premium tax charge to reflect changes in applicable law. Our right to increase this charge is limited by law in some jurisdictions. In Oregon, this charge is referred to as a “State Tax Charge Back” and the rate may not be changed for the life of the policy.

FEDERAL PREMIUM TAX CHARGE

We deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal premium tax charge. We may increase this charge to reflect changes in applicable law. We will not impose a federal premium tax charge greater than 1.25% unless there is a change in applicable law.

DEDUCTIONS FROM CASH VALUE

On each Monthly Deduction Day, We will deduct a monthly contract charge, a cost of insurance charge, and applicable rider charges from your policy’s Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy’s Cash Value in the Investment Divisions and/or the Fixed Account in proportion to the policy’s Cash Value in each.

MONTHLY CONTRACT CHARGE

On each Monthly Deduction Day, We will deduct a monthly contract charge to cover Our costs for providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.

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Currently, We deduct a monthly contract charge of $7.50 ($90 per year). While We can change the monthly contract charge at any time, We guarantee that We will never charge more than $9 per month ($108 per year).

CHARGE FOR COST OF INSURANCE

A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The Life Insurance Benefit may vary based on the performance of the Investment Divisions selected, interest credited to the Fixed Account and the Loan Account, outstanding loans (including loan interest), charges, and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class and, issue age of the Insured. The maximum cost of insurance rates are set forth on your Policy Data Page. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

a times (b - c)

Where:

a = the applicable cost of insurance rate per $1,000 of insurance

b = the number of thousands of Life Insurance Benefit as of the Monthly Deduction Day divided by 1.0032737, and

c = the number of thousands of Cash Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the monthly contract charge and any applicable rider charges are deducted).

The cost of insurance charge will never be less than zero.

For Insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain Insureds based on Our underwriting) will also be deducted on each Monthly Deduction Day.

RIDER CHARGES

Each month, if you elected the ATR, the cost of this rider is included in your cost of insurance charge. (For more information about this charge, see “Table of Fees and Expenses.”)

LOAN CHARGES

We currently charge an effective annual loan interest rate of 6.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Investment Division and/or the Fixed Account to the Loan Account equal to (1) the requested loan amount; plus (2) any Policy Debt; plus (3) the interest to the next policy anniversary on the requested loan amount and on any Policy Debt; minus (4) the amount in the Loan Account.

When you take a loan against your policy, the loaned amount that We hold in the Loan Account may earn interest at a different rate from the rate We charge you for loan interest. For the First 10 Policy Years, the rate We currently expect to credit on loaned amounts is 2.00% less than the rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.50% less than the rate We charge for loan interest. The rate We credit on loaned amounts will never be less than the greater of: (1) 4.00% or (2) 2.00% less than the rate We charge for policy loans. (See “Loans” for more information.)

SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE

We charge the Investment Divisions for the mortality and expense risks We assume.

•	Current—The charge is equal to an annual rate of 0.30%, or $3 per $1,000, of the average daily

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Accumulation Value.

•	Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily Accumulation Value.

The mortality risk We assume is that the group of lives insured under Our policies may, on average, not live as long as We expect. The expense risk We assume is that Our costs of issuing and administering policies may be greater than what We estimated.

If current charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that they are not adequately covered by the sales expense charge.

CHARGES FOR FEDERAL INCOME TAXES

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although We may do so in the future to reflect possible changes in the law.

FUND CHARGES

Each Investment Division purchases shares of the corresponding Eligible Portfolio at the shares’ net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of an Eligible Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses. (See “Annual Portfolio Company Operating Expenses” for more information.)

TRANSACTION CHARGES

Partial Withdrawal Charge (and Surrender Charge)

When you take a partial withdrawal, We reserve the right to deduct a maximum processing fee of $25 or 2.00% of the amount withdrawn. If the partial withdrawal results in a decrease in the Face Amount, We will also deduct a surrender charge (as described below).

Transfer Fee

We reserve the right to impose a charge of up to $30 per transfer for any transfer in excess of 12 in any Policy Year.

Surrender Charge

During the first nine Policy Years, We will assess a surrender charge on a complete surrender or a requested decrease in Face Amount (not including any term insurance amount). Thus, the surrender charge would be lower if you combine term insurance with the base policy. The surrender charge is based on the Policy Year in which the surrender or decrease in Face Amount is made and will be deducted from the policy’s Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy’s Cash Value in each.

For a surrender, the maximum surrender charge is equal to the applicable percentage shown in the table below multiplied by the Surrender Charge Premium, which appears on page 2.1 of your policy. A table of Surrender Charge Premium Rates Per Thousand appears in Appendix A to this prospectus.

Policy Year	Percentage of Surrender Charge Premium
1-5	32.5%
6	26.0%

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7	19.5%
8	13.0%
9	6.5%
10+	0%

The surrender charge may be less than the maximum surrender charge if a decrease in the Face Amount is requested. A requested decrease in Face Amount will result in the imposition of a Surrender charge equal to the difference between the surrender charge that would have been payable on a complete surrender prior to the decrease and the surrender charge that would be payable on a complete surrender after the decrease. Requested decreases and increases in Face Amount will cause a corresponding change in the amount of your Surrender Charge Premium.

Surrender Charge Limits

In no event will the surrender charge exceed 50% of premiums paid to date, less (i) any sales expense charges deducted from such premium payments, and less (ii) any surrender charge previously deducted.

HOW THE POLICY WORKS

This example is based on the charges applicable to a policy during the first Policy Year, issued on a guaranteed issue, non-smoking insured male, issue age 45, with an initial Face Amount of $400,000, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test. The example assumes current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 4.98%.

Planned Annual Premium		$7,000.00
less:	Sales expense charge (2.25%) of premium paid	157.50
	State premium tax charge (2%) of premium paid	140.00
	Federal premium tax charge (1.25%) of premium paid	87.50

equals:	Net Premium	$6,615.00
less:	Monthly Contract Charge ($7.50 per month)	90.00
less:	Charges for Cost of Insurance (varies monthly)	875.79
plus:	Net investment performance (varies daily)	303.57

equals:	Cash Value	$5,952.78
less:	Surrender charge (a percentage of Surrender Charge Premium)	1,172.00

equals:	Cash Surrender Value (as of end of the first Policy Year)	$4,780.78

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

DESCRIPTION OF THE POLICY

THE PARTIES

There are three important parties to the policy: the Policyowner (or contract owner), the Insured and the Beneficiary (or payee). One individual can have one or more of these roles. Each party plays an important role in a policy.

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Policyowner: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

•	increase/decrease the Face Amount;

•	choose a different Life Insurance Benefit option;

•	terminate the rider;

•	change the Beneficiary(ies);

•	change investment allocations; and/or

•	take a loan against or take a partial withdrawal from the value of the policy

Insured: This individual’s personal information determines the cost of the life insurance coverage. The Policyowner also may be the Insured.

Beneficiary: The Beneficiary is the person(s) or entity(ies) the Policyowner specifies in Our records to receive the proceeds from the policy. The Policyowner may name his or her estate as the Beneficiary.

Who is named as Policyowner and Beneficiary may affect whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See “Federal Income Tax Considerations—Life Insurance Status of Policy” and “IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

THE POLICY

The policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of two Life Insurance Benefit options; (3) access to the policy’s Cash Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy’s Face Amount of insurance (within limits); (5) additional benefits through the use of the ATR; and (6) a selection of Allocation Alternatives, including 17 Investment Divisions and a Fixed Account with a guaranteed minimum interest rate. You may allocate your premiums among any of the Allocation Alternatives available.

We will pay the designated Beneficiary the Policy Proceeds, if the policy is still in effect when the Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy less Policy Debt is sufficient to pay your policy’s monthly deductions.

HOW THE POLICY IS AVAILABLE

The policy is available only as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $25,000, unless a higher amount is required by state law. The Policyowner may increase the Face Amount, subject to Our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the Policyowner must give Us satisfactory evidence of insurability.

We may have issued the policy based on underwriting rules and procedures, which are based on NYLIAC’s eligibility standards. These may include guaranteed issue underwriting. If Our procedures under certain arrangements permit less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

We may have issued the policy in certain states on a unisex basis. For policies issued on a unisex basis, the Policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

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POLICY PREMIUMS

Planned Premiums: The amount and interval of any planned premiums are shown on Policy Data Page 2. The Policyowner does not have to pay a planned premium to keep the policy in force if the Cash Surrender Value, less any Policy Debt, is enough to cover the charges made on the Monthly Deduction Day. The Policyowner may increase or decrease the amount of any planned premium subject to the limits We set. However, the Policyowner may not make a premium payment which would jeopardize the policy’s qualification as “life insurance” under Section 7702 of the IRC. The Policyowner may also change the frequency of premiums subject to Our minimum premium rules. Planned premiums end on the policy anniversary on which the Insured is age 95.

Unplanned Premiums: While the Insured is living, the Policyowner may make unplanned premium payments at any time before the policy anniversary on which the Insured is age 95. However, the Policyowner may not make a premium payment which would jeopardize the policy’s qualification as “life insurance” under Section 7702 of the IRC. If an unplanned premium would result in an increase in the Life Insurance Benefit greater than the increase in the Cash Value, We reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

CASH VALUE AND CASH SURRENDER VALUE

CASH VALUE

After the free look period, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. Subsequent Net Premiums are allocated among the Fixed Account and/or the Investment Divisions according to the allocation percentages requested in the application, or as subsequently changed by the Policyowner. A portion of the Cash Value is allocated to the Loan Account if a loan is taken under the policy. See “Loans”. The Cash Value also reflects various charges. See “Charges Under the Policy.”

CASH SURRENDER VALUE

The policy may be surrendered for its Cash Surrender Value, less any Policy Debt, at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the Business Day We receive a signed surrender request in proper form at the Service Office noted on the first page of this prospectus. The Cash Surrender Value is the Cash Value, less any surrender charges.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Funds and Eligible Portfolios” for Our list of available Investment Divisions) and the Fixed Account, based on your instructions. You can allocate your Net Premium to one or more Investment Divisions and/or the Fixed Account.

AMOUNT IN THE SEPARATE ACCOUNT

We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

We determine Accumulation Unit values for the Investment Divisions as of the end of each Business Day.

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AMOUNT IN THE FIXED ACCOUNT

You can choose to allocate all or part of your Net Premium payments to the Fixed Account. The amount you have in the Fixed Account equals:

        (1) the sum of the Net Premium payments you have allocated to the Fixed Account;

plus (2) any transfers you have made from the Separate Account to the Fixed Account;

plus (3) any interest credited to the Fixed Account;

less (4) any amounts you have withdrawn from the Fixed Account;

less (5) any charges We have deducted from the Fixed Account;

less (6) any transfers you have made from the Fixed Account to the Separate Account or to the Loan Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

You may transfer all or part of the Cash Value among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations.

The minimum amount that can be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made, unless We agree otherwise. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, We have the right to include that amount in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC may charge $30 for each transfer in excess of twelve per Policy Year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

In each Policy Year, the Policyowner may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

•

Maximum Transfer—An amount not greater than 10% of the value of the Fixed Account at the beginning of the Policy Year may be transferred during that Policy Year. The 10% maximum transfer limitation does not apply during the retirement year (the Policy Year following the Insured’s 65th birthday, the date you indicate in the application, or another date We approve).

•	Minimum Transfer—The minimum amount that may be transferred is $500, unless We agree otherwise.

•

Minimum Remaining Value—The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, We have the right to include that amount as part of the transfer.

Transfer requests must be made in writing on a form We have approved and submitted to the Service Office noted on the first page of this prospectus. Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request. Transfers received after the close of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers

This policy is not intended as a vehicle for market timing. Generally, We require that all transfer requests be submitted in writing through the U.S. mail or an overnight carrier and received by the Service Office noted on the first page of this prospectus. We may permit, in certain limited circumstances, for a limited category of policies, transfer requests to be submitted by fax or e-mail transmission. These requirements are designed to limit potentially harmful transfers.

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Your ability to make transfers under the policy is subject to limitation if We determine, in Our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other Policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, We may, for example:

•	reject a transfer request from you or from any person acting on your behalf,

•	restrict the method of making a transfer,

•	charge you for any redemption fee imposed by an underlying Fund, and/or

•	limit the dollar amount, frequency or number of transfers.

The following transfers will not be subject to the general limitations outlined above, although We reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, and the first transfer out of the MainStay VP Cash Management Investment Division within six months of the issuance of a policy.

We may change these limitations or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if We cannot identify any specific harmful effect from any particular transfer.

We apply Our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. Please send transfer requests to the Service Office noted on the first page of this prospectus. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the 1940 Act, a Fund may require Us to share specific Policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—The procedures described herein are designed to limit potentially harmful transfers. However, We cannot guarantee that Our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other Policyowners. The risks described below apply to Policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than Our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from Ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Eligible Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued

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by Us. The nature of these combined orders may limit the underlying Eligible Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Eligible Portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Eligible Portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen.

•

Other insurance companies that invest in the Eligible Portfolios underlying this policy may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from Ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including Ours, whose variable investment options correspond to the affected underlying Eligible Portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1) an adverse effect on Portfolio management, such as:

a) impeding a Portfolio manager’s ability to sustain an investment objective;

b) causing the underlying Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or

c) causing an underlying Eligible Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Eligible Portfolio.

(2) increased administrative and Fund brokerage expenses.

(3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

ADDITIONAL BENEFITS THROUGH THE ADJUSTABLE TERM RIDER

When you applied for the policy, you had the option to select the Adjustable Term Rider (“ATR”). We approved the issuance of the ATR based on Our standards and limits for issuing insurance and classifying risks. The ATR provides a “Term Insurance Benefit” and is subject to the terms of both the policy and the rider.

•

Adjustable Term Insurance Rider: This rider provides term insurance coverage on the Insured. The initial Term Amount is shown on your Policy Data Page. If the Policyowner requests a change in the Face Amount, or if the amount of Life Insurance Benefit under the policy automatically increases or decreases in order to satisfy IRC Section 7702 requirements, the Term Insurance Benefit will be adjusted on each policy anniversary accordingly to maintain a level overall total life insurance benefit. In addition, the Policyowner can elect to change the Term Insurance Benefit amount at any time. The Policyowner must furnish evidence of insurability, satisfactory to Us, in connection with any request to increase the Term Insurance Benefit. This rider must be elected at the time the policy is issued.

•

Term Rider vs. Base Policy Coverage: If you compare a policy with the ATR to one that provides the same initial life insurance benefit without the ATR, the policy with the ATR will have lower surrender charges. (See “Charges Associated with the Policy—Transaction Charges—Surrender Charge.”)

TAX-FREE “SECTION 1035” INSURANCE POLICY EXCHANGES

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. However, because We have discontinued sales of this policy, you may not exchange another policy for the one described in this prospectus. Before making an exchange, you should compare both policies

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carefully. Remember that if you exchange one policy for another, you might have to pay a surrender charge on your old policy. Other charges may be higher (or lower) and the benefits may be different for the new policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange one policy for another unless you determine, after knowing all of the facts that the exchange is in your best interest.

The final surrender value of your old policy is determined after the new life insurance policy has been issued. The surrender value of your old policy may increase or decrease due to market fluctuations during the period between submission of the exchange request and issuance of the new policy. Please consult your current insurer about how to seek to mitigate market exposure during this period.

PREMIUMS

For the purpose of determining whether We require additional underwriting when accepting a premium payment, We classify your premium payments as planned or unplanned premiums. Acceptance of initial and subsequent premium payments is subject to the suitability standards of the selling broker-dealer (including those of Our affiliated broker-dealer, NYLIFE Securities).

Factors that are considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Investment Division performance, loans, and the ATR, if applicable.

Planned Premium

When you applied for your policy, you selected a premium payment schedule, which indicated the amount and frequency of premium payments you intended to make. The premium amount you select for this schedule is called your “planned premium.” It is shown on the Policy Data Page.

•	You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

•	Planned premium payments end on the policy anniversary on which the Insured is age 95.

•

Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect. Your policy will terminate if the Cash Surrender Value less Policy Debt is insufficient to pay the monthly deduction charges, or if you reach the end of the late period and you have not made the necessary payment.

Unplanned Premium

An unplanned premium is a payment you make that is not part of the premium schedule you choose.

•

While the policy is in force, you may make unplanned premium payments at any time while the Insured is living before the policy anniversary on which the Insured is age 95. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, We may require proof of insurability before accepting that payment and applying it to your policy. The increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

•	The minimum unplanned premium amount We allow is $50.

•	We may limit the number and amount of any unplanned premium payments.

Subsequent premium payments must be sent to the Service Office noted on the first page of this prospectus.

RISK OF MINIMALLY FUNDED POLICIES

You can make additional planned or unplanned premium payments at any time until the Insured reaches age 95. We will require one or more additional premium payments in the circumstances where the Cash

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Surrender Value of your policy less Policy Debt is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy less Policy Debt is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuations and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

Your premium payment will be credited to your policy on the Business Day that it is received at the Service Office noted on the first page of this prospectus, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time and that We have all of the information needed to credit the premium payment. Any premium payment received after that time will be credited to your policy on the next Business Day on which We have received all of the information needed to credit the premium payment.

The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.

DEDUCTIONS FROM PREMIUMS, GPT, PREMIUM ALLOCATION

We apply your Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions. Acceptance of initial and subsequent premium payments is subject to the suitability standards of the selling broker-dealer (including those of Our affiliated broker-dealer, NYLIFE Securities).

If you elect the GPT to determine whether your policy qualifies as life insurance under IRC Section 7702, We may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, We will return to you the excess amount within 60 days after the end of the Policy Year. We will credit interest at a rate of not less than 3.00% on those premiums from the date such premium payments cause the policy to exceed the amount permitted under the GPT to the date We return the premiums to you. See “Policy Payment Information—Life Insurance Benefit Options” for more information. You may call the Service Office noted on the first page of this prospectus to determine whether an additional premium payment would be allowed under your policy.

We allocate your Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Account according to the most recent premium allocation election you have given Us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form to the Service Office noted on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by the Service Office noted on the first page of this prospectus. The allocation percentages may contain up to two decimal places and must total 100%.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

If your premium payment is returned for insufficient funds, We will reverse allocations to the Allocation Alternatives chosen and reserve the right to charge you a $20 fee for each returned payment. If We incur any losses as a result of a returned payment, We will deduct the amount of the loss from your policy’s Cash Value. If two consecutive payments by check are returned for insufficient funds, the privilege to pay by check will be suspended until such time We agree to reinstate it.

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POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

Insurance coverage under the policy will begin on the later of the Policy Date or the date We receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

You can apply in writing to increase the Face Amount of the policy. To increase the Face Amount of your policy, you must send a written request in a form acceptable to Us to the Service Office noted on the first page of this prospectus. In addition, on or after the first anniversary, the Policyowner can apply in writing to decrease the Face Amount of the policy. The Policyowner can change the Face Amount while the policy is in force and the Insured is living, but only if the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. Requested decreases and increases in Face Amount will cause a corresponding change in the amount of the Surrender Charge Premium.

The amount of an increase in Face Amount is subject to Our maximum retention limits. We require evidence of insurability that is satisfactory to Us for an increase. If this evidence results in a change of underwriting class, We will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day We approve the request for the increase. An increase in the Face Amount may increase the cost of insurance charge.

The Policyowner may also request decreases in coverage. To decrease the Face Amount of your policy, you must send a written request in a form acceptable to Us to the Service Office noted on the first page of this prospectus. For a decrease which reduces the Face Amount, the appropriate surrender charge will be deducted from the Cash Value. (See “Charges Associated with the Policy—Transaction Charges—Surrender Charge.”) A decrease in Face Amount is effective on the Monthly Deduction Day on or after the Business Day We receive the Policyowner’s request for the decrease. Decreases are subject to the minimum Face Amount of $25,000 or that required by state law. Decreases in Face Amount may result in adverse tax consequences. Please consult your tax adviser.

POLICY PROCEEDS

We will pay proceeds to your Beneficiary in one sum, unless you or the Beneficiary choose to be paid over time, when We receive satisfactory proof that the Insured died while the policy is in effect. These proceeds will equal:

1)	the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

plus 2) any additional death benefit under the ATR, if elected;

less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy;

less 4) any outstanding policy charges; and

plus 5) any interest on these proceeds from the date the Insured died until the date We pay the proceeds or the date when the payment option you have chosen becomes effective. Interest will accrue at the rate We set that is in effect on the date of death. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than that required by law.

See “Life Insurance Benefit Options” for more information.

Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a short period of inactivity of three to five years from the contract’s maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search We are unable to locate the beneficiary of the death benefit, or the beneficiary does not come

30

forward to claim the death benefit in a timely manner, the death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the insured last resided, as shown on Our books and records, or to Delaware (Our state of domicile). This escheatment is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designation, including addresses, if and as they change. Please contact Us at 1 (888) 695-4748 or send written notice to NYLIAC at the address listed on the first page of this prospectus (or any other address We indicate to you in writing).

BENEFICIARIES OR PAYEES

The Beneficiary is the person(s) or entity(ies) you have specified in Our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy’s Beneficiary:

•	You name the Beneficiary when you apply for the policy.

•	You can elect to have different classes of Beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one Beneficiary per class.

•

To change a revocable Beneficiary while the Insured is living, you must send a written request in a form acceptable to Us to the Service Office noted on the first page of this prospectus (or any other address We indicate to you in writing). Generally, the change will take effect as of the date the request is signed subject to any payments We made or actions We have already taken.

•

If no Beneficiary is living when the Insured dies, We will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless We have other instructions from you to do otherwise.

You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless We agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If We still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, We will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

If the policy is still in effect, We will generally pay any Cash Surrender Value, partial withdrawals, loan proceeds, or the Policy Proceeds within 7 days after We receive all of the necessary requirements at the Service Office noted on the first page of this prospectus (or any other address We indicate to you in writing).

•

We may delay payment of any loan proceeds attributable to the Separate Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

(a) We are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC or the SEC declares that an emergency exists; or

(b) the SEC, by order, permits Us to delay payment in order to protect Our Policyowners.

•	We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date We receive your request.

•

We may delay payment of the entire Policy Proceeds if We contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation We will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

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•

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or “freeze” a policy. If these laws apply to a particular policy(ies), We would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or Policy Proceeds. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

•

If you have submitted a recent check or draft, We have the right to defer payment of any surrender, withdrawal, Policy Proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

We will pay interest on Policy Proceeds from the date the Insured died until the date We pay the proceeds or the date when the payment option you have chosen becomes effective. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than that required by law.

Payment Options

We will pay the Policy Proceeds in one sum unless you or the Beneficiary choose to be paid over time. There are three payment options to choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. (Those receiving payments under these options–whether they are designated by you or the Beneficiary–will be referred to below as “payees”.)

Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the Insured’s death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year and not less than that required by law. Under the Interest Accumulation or Interest Payment Options, the payee can withdraw amounts of at least $100 at anytime. We will mail a check for the amount of the proceeds to the payee. If the payee requests a withdrawal, and the balance remaining on deposit with Us after the withdrawal would be less than $100, We may pay the entire remaining balance in one sum to the payee.

•	Interest Accumulation Option (Option 1 A)

Under this option, the Policy Proceeds will remain on deposit with Us until the payee requests a withdrawal. Each year, the balance will earn interest at a rate We reset annually. The interest crediting rate will never be less than 3%. We will pay interest on the sum withdrawn up to the date of the withdrawal.

•	Interest Payment Option (Option 1 B)

Under this option, the Policy Proceeds will remain on deposit with Us until the payee requests a withdrawal. The balance will earn interest at a rate We reset annually. The interest crediting rate will never be less than 3%. We will pay interest monthly, quarterly, semi-annually or annually, as directed, on amounts remaining on deposit with Us.

•	Life Income Option (Option 2)(Not available in Massachusetts and Montana)

Under this option, the Policy Proceeds are applied to the purchase of a single premium life annuity policy that will make equal monthly payments during the lifetime of the payee. The annuity policy is issued when the first premium payment is due. Payments under the annuity will remain level and are guaranteed for a period that you (or the Beneficiary, if applicable) specify–5, 10, 15 or 20 years–even if the specified payee dies sooner.

Payments are based on an adjusted annuity premium rate in effect at the time of issue, but will never be less than the corresponding minimum amount shown in the “Option 2” table found in your policy. Upon request, in a form acceptable to Us sent to the Service Office noted on the first page of this prospectus, We will send you (or the Beneficiary, if applicable) a statement of the minimum amount of each monthly payment–based on the gender and adjusted age of the payee(s) before this option is elected.

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If the first annuity payment was after 2015, We will decrease the payee’s actual age to arrive at the payee’s adjusted age. Such decreases will result in lower monthly annuity payments to the payee. Adjustments to the payee’s age will be made as follows:

2006-2015	2016-2025	2026-2035	2036 and later
0	-1 year	-2 years	-3 years

A decrease in the payee’s age results in lower payments than if no decrease was made.

Electing or Changing a Payment Option

While the policy is in force and the Insured is living, you can elect or change your payment option. To change your payment option, you must send a written request in a form acceptable to Us, to the Service Office noted on the first page of this prospectus. You can also name or change one or more of the Beneficiaries who will be the payee(s) under that option. (See “Policy Payment Information— Beneficiaries or Payees” for more information.)

After the Insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies Us in writing and We agree.

LIFE INSURANCE BENEFIT OPTIONS

Policy Proceeds are payable under the policy to the named Beneficiary when the Insured dies. Upon receiving due proof of death at the Service Office, We will pay the Beneficiary the Life Insurance Benefit determined as of the date the Insured dies as part of the Policy Proceeds. All or part of the Policy Proceeds can be paid in cash or applied under one or more of Our payment options described under “Policy Payment Information—When We Pay Policy Proceeds—Payment Options.”

The amount of the Life Insurance Benefit is determined by the Life Insurance Benefit Option the Policyowner has chosen. Life Insurance Benefit Option 1 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount or (ii) the Cash Value multiplied by the percentage in the appropriate IRC Section 7702 table. Life Insurance Benefit Option 2 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount plus the Cash Value or (ii) the Cash Value multiplied by a percentage in the appropriate IRC Section 7702 table. The value of any benefits provided by the ATR is added to the amount of the Life Insurance Benefit. We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit any applicable interest on the balance. We pay interest on the Policy Proceeds from the date of death to the date the Policy Proceeds are paid or a payment option becomes effective. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than that required by law. (See “Policy Payment Information—Death Claims”)

Beginning on the policy anniversary on which the Insured is age 95, the Face Amount, as shown on Policy Data Page 2, will no longer apply. Instead, the Life Insurance Benefit under the policy will equal the Cash Value. We will reduce the amount of the Life Insurance Benefit proceeds by any Policy Debt. Also, note, an insurance contract is uncertain after the Insured is age 95. (See “Federal Income Tax Considerations” for more information.)

SELECTION OF LIFE INSURANCE BENEFIT TABLE

Under IRC Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the GPT or the CVAT. You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different table. The Life Insurance Benefit will vary depending on which test is used. You can find the table that contains the percentages in the Policy Data Pages.

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The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the age of the Insured) of the Cash Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on age and sex of the Insured) of the Cash Value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Life Insurance Benefit in relation to Cash Value than is required under the GPT corridor. Therefore, as your Cash Value increases, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher Life Insurance Benefit.

Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:

•	If you choose Option 1, your Life Insurance Benefit will not vary in amount and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.

•

If you choose Option 2, your Life Insurance Benefit will vary with your policy’s Cash Value and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

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Corridor Table

Insured’s Age on Policy Anniversary	% of Cash Value	Insured’s Age on Policy Anniversary	% of Cash Value
0-40	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95 & Over	100
60	130

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CVAT Table

Insured’s Age on Policy Anniversary	% of Cash Value			Insured’s Age on Policy Anniversary	% of Cash Value
	Male	Female	Unisex		Male	Female	Unisex
18	691	830	715	57	207	240	213
19	671	803	694	58	202	233	207
20	652	778	674	59	196	226	202
21	634	753	654	60	191	220	197
22	615	729	635	61	187	214	192
23	597	705	616	62	182	208	187
24	579	683	597	63	178	202	182
25	564	661	579	64	173	197	178
26	544	639	561	65	169	191	174
27	527	618	543	66	166	186	170
28	511	598	526	67	162	182	166
29	494	579	509	68	159	177	162
30	478	560	493	69	155	172	159
31	463	541	477	70	152	168	155
32	448	524	461	71	149	164	152
33	433	507	446	72	146	160	149
34	419	490	432	73	143	156	146
35	405	474	417	74	141	152	143
36	392	458	404	75	138	149	141
37	380	443	391	76	136	146	138
38	367	429	378	77	134	143	136
39	356	415	366	78	132	140	134
40	344	402	354	79	130	137	132
41	333	389	343	80	128	134	130
42	323	377	332	81	126	132	128
43	313	365	322	82	125	130	126
44	303	354	312	83	123	127	124
45	294	343	303	84	122	125	123
46	285	333	293	85	120	123	121
47	276	323	285	86	119	121	120
48	268	313	276	87	118	119	118
49	260	303	268	88	116	118	117
50	253	294	260	89	115	116	115
51	245	286	252	90	113	114	114
52	238	277	245	91	112	112	112
53	231	269	238	92	110	110	110
54	225	261	231	93	107	108	108
55	219	254	225	94	104	104	104
56	213	247	219	95 & Over	100	100	100

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EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

Positive investment experience in the Investment Divisions may result in a Life Insurance Benefit that will be greater than the Face Amount, but negative investment experience will never result in a Life Insurance Benefit that will be less than the Face Amount, so long as the policy remains in force.

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

On or after the first policy anniversary, the Policyowner can change the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the Business Day We approve the Policyowner’s signed request. If the Policyowner changes from Option 1 to Option 2, the Face Amount of the policy will be decreased by the Cash Value. No surrender charges will apply to this automatic decrease in Face Amount. If the Policyowner changes from Option 2 to Option 1, the Face Amount of the policy will be increased by the Cash Value. The Surrender Charge Premium will not be affected by changes in the Life Insurance Benefit Option. You can change the Life Insurance Benefit Option for your policy while the Insured is alive.

We may prohibit you from changing the Life Insurance Benefit Option if the change would (i) cause the Face Amount of the policy to be less than the policy minimum, (ii) cause the policy to fail to qualify as life insurance under Section 7702 of the IRC, or (iii) cause the policy’s Face Amount to exceed Our limits on the risk We retain, which We set at Our discretion. Option changes are not permitted on or after the policy anniversary on which the Insured is age 95.

In order to change your Life Insurance Benefit Option, you must submit a signed written request, in a form acceptable to Us, to the Service Office noted on the first page of this prospectus (or any other address We indicate to you in writing).

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

Generally, We must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase or increase in the Term Insurance Benefit as a result of a change in the Life Insurance Benefit option. For any increase(s) in Face Amount other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase or payment.

SUICIDE

If the Insured commits suicide within two years from the Issue Date, or less where required by law (or with respect to an increase in Face Amount on Term Insurance Benefit, within two years from the effective date of the increase), and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and partial withdrawals.

MISSTATEMENT OF AGE OR GENDER

If the Insured’s age or gender is misstated in the policy application, the Cash Value, Cash Surrender Value, and the Life Insurance Benefit payable under the policy will be adjusted to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based to the most recent mortality charge for the correct date of birth and/or gender.

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ASSIGNMENT

While the Insured is living, you can assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on Us, We must receive a signed copy of such assignment at the Service Office noted on the first page of this prospectus (or any other address We indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income and tax penalties to you. (See “Federal Income Tax Considerations” for more information.)

PARTIAL WITHDRAWALS AND SURRENDERS

PARTIAL WITHDRAWALS

You can make a partial withdrawal from the policy’s Cash Surrender Value, at any time while the Insured is living. The maximum partial withdrawal cannot exceed the value of the Accumulation Units in the Investment Divisions plus the value of the Fixed Account less any Policy Debt. The minimum partial withdrawal is $500, and at least $500 of Cash Surrender Value, less any Policy Debt, must remain following the withdrawal. The partial withdrawal will be made from the Fixed Account and the Investment Divisions in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell Us. There may be a processing charge equal to the lesser of $25 or 2% of the amount withdrawn applied to any partial withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation or, if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions in proportion to the amount in each.

A partial withdrawal will be prohibited if it would cause the Face Amount to drop below $25,000 or that amount required by state law. If Life Insurance Benefit Option 1 is in effect, the Face Amount will be reduced by the amount of the partial withdrawal. If Life Insurance Benefit Option 2 is in effect, the Face Amount will not be changed by the amount of the partial withdrawal. A partial withdrawal will not be permitted during the first Policy Year if Life Insurance Benefit Option 1 is in effect.

Requesting a Partial Withdrawal

You can request a partial withdrawal from your policy by sending a completed Partial Withdrawal form or written request with all the necessary information to the Service Office noted on the first page of this prospectus (or any other address We indicate to you in writing) or by calling the Service Office. Faxed requests are not acceptable and will not be honored at any time.

Generally, We will pay any partial withdrawals within seven days after We receive all of the necessary documentation and information. However, We may delay payment under certain circumstances. (See “Policy Payment Information—Policy Proceeds” for more information.)

Unless you choose a later effective date, your requested partial withdrawal will be effective on the date We receive your written request at the Service Office noted on the first page of this prospectus. However, if the day We receive your request is not a Business Day or if your request is received after the NYSE’s close at 4:00 p.m. EST, then the requested partial withdrawal will be effective on the next Business Day.

A partial withdrawal may result in taxable income to you and a 10% penalty tax may apply. (See “Federal Income Tax Considerations” for more information.)

The Effect of a Partial Withdrawal

When you make a partial withdrawal, We reduce your Cash Value and Cash Surrender Value by the amount of the partial withdrawal, and any applicable withdrawal fee and surrender charge.

•	Life Insurance Benefit Option 1

If you have elected Life Insurance Benefit Option 1, We reduce your policy’s Face Amount and your Policy Proceeds by the amount of the partial withdrawal (not including the effect of any withdrawal fee or

38

surrender charge). This occurs because your Life Insurance Benefit under this option is equal to your policy’s Face Amount.

•	Life Insurance Benefit Option 2

If you have elected Life Insurance Benefit Option 2, We will not reduce your policy’s Face Amount but We will reduce your Policy Proceeds by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge.

SURRENDERS

CASH SURRENDER VALUE

The policy may be surrendered for its Cash Surrender Value, less any Policy Debt at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the Business Day We receive a signed surrender request in proper form at the Service Office noted on the first page of this prospectus. The Cash Surrender Value is the Cash Value, less any surrender charges.

REQUESTING A SURRENDER

To surrender the policy, you must send a written request in a form acceptable to Us and the policy to the Service Office noted on the first page of this prospectus (or any other address We indicate to you in writing). Surrender requests may also be acceptable via fax or e-mail.

WHEN THE SURRENDER IS EFFECTIVE

Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day the Service Office receives your written request and the policy. However, if the day We receive your request is not a Business Day or if your request is received after the NYSE’s close, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, We will mail the surrender proceeds within seven days after the effective date. All insurance coverage under the policy and the adjustable term rider will end on the day We receive your surrender request. A surrender may result in taxable income and penalty tax to you. See “Federal Income Tax Considerations” for more information.

SURRENDER CHARGES

During the first nine Policy Years, We will assess a surrender charge on a complete surrender or a requested decrease in Face Amount (not including any Term Insurance Benefit). Thus, the surrender charge would be lower if you combine term insurance with the base policy. The surrender charge is based on the Policy Year in which the surrender or decrease in Base Face Amount is made and will be deducted from the policy’s Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy’s Cash Value in each. Because the surrender charge may be significant during early Policy Years, you should not purchase this policy unless you intend to hold the policy for an extended period of time.

A table of Surrender Charge Premium Rates Per Thousand appears in Appendix A to this Prospectus.

LOANS

Using the policy as sole security, any time after the first policy anniversary you may borrow up to the loan value of the policy. The loan value on any given date is equal to 90% of the Cash Surrender Value, less any Policy Debt.

LOAN ACCOUNT

The Loan Account secures any Policy Debt, and is part of Our General Account. When a loan is requested, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro rata basis unless the Policyowner requests otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; plus (3) the interest to the next policy anniversary on the requested loan amount and on any Policy Debt; minus (4) the amount in the Loan Account. On each policy anniversary, the Loan Account will

39

be increased by an amount equal to the loan interest to the next policy anniversary on any Policy Debt. The effective date of the loan is the Business Day We receive your loan request, if We receive your request before 4 p.m. Eastern time. Otherwise, the effective date is the next Business Day.

The value in the Loan Account will never be less than (a + b) – c, where:

a = the amount in the Loan Account on the prior policy anniversary;

b = the amount of any loan taken since the prior policy anniversary; and

c = any loan amount repaid since the prior policy anniversary.

On each policy anniversary, if the outstanding loan plus interest to the next policy anniversary exceeds the amount in the Loan Account, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans plus interest to the next policy anniversary, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this monthly. Amounts transferred will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts transferred will be allocated according to the Policyowner’s premium allocation in effect at the time of transfer unless the Policyowner tells Us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT

The amount held in the Loan Account earns interest at a rate We determine. Such rate will never be lower than the greater of: (1) 4.00% or (2) 2.00% less than the effective annual loan interest rate. Currently, the amount in the Loan Account is credited with interest at a rate that is 2.00% less than the effective annual loan interest rate during the first 10 Policy Years and 0.50% less than the effective annual loan interest rate in subsequent Policy Years. These rates are not guaranteed, and We can change them at any time, subject to the above-mentioned minimums.

LOAN INTEREST

Unless We set a lower rate for any period, the effective annual loan interest rate We charge is 6.00%, payable in arrears. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

On the date of death, the date the policy ends, the date of a loan repayment or on any other date We specify, We will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

WHEN LOAN INTEREST IS DUE

The interest We charge on a loan accrues daily and is payable on the earliest of the following dates:

•	the policy anniversary;

•	the date you increase or repay a loan;

•	the date you surrender the policy;

•	the date the policy lapses; or

•	the date on which the Insured dies.

Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Cash Value, the greater the risk that the remaining Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.

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LOAN REPAYMENT

All or part of an unpaid loan can be repaid before the Insured’s death or before the policy is surrendered. When a loan repayment is made, We will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under “Loans—Loan Account” above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by Us will be applied as directed by the Policyowner. If a loan is outstanding when the Policy Proceeds or surrender proceeds become payable, We will deduct the amount of any Policy Debt, from these proceeds.

Excess Loan Condition

If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Surrender Value of your policy, We will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on Our records. If you do not pay the necessary amount within 31 days after the day We mail you this notice, We will terminate your policy. This could result in a taxable gain and penalty tax to you.

THE EFFECT OF A POLICY LOAN

A loan, repaid or not, has a permanent effect on your policy’s Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Loan Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held In the Loan Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the amount of loans taken, including unpaid loan interest, exceeds the cumulative premium amount, policy surrender or policy lapse will result in a taxable gain to you. (See “Federal Income Tax Considerations” for more information.) Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

TERMINATION AND REINSTATEMENT

LATE PERIOD

The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value, less any Policy Debt, of your policy is insufficient to pay the monthly deductions for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on Our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if We do not receive the required payment before the end of the late period, We will terminate your policy without any benefits.

If the Insured dies during the late period, We will pay the Policy Proceeds to the Beneficiary. We will reduce the Life Insurance Benefit by any Policy Debt and any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies. When your policy is terminated, it has no value and no benefits accrue upon the death of the Insured.

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REINSTATEMENT OPTION

For a period of five years after termination, the Policyowner can request that We reinstate the policy (and the ATR, if applicable) during the Insured’s lifetime. To request reinstatement, you must send a written request in a form acceptable to Us to the Service Office noted on the first page of this prospectus. We will not reinstate the policy if it has been returned for its Cash Surrender Value less any Policy Debt. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

Before We will reinstate the policy, We must also receive the following:

•	A payment in an amount that is sufficient to keep the policy (and the ATR, if applicable) in force for at least 2 months. This payment will be in lieu of the payment of all premiums in arrears.

•

Any unpaid loan must also be repaid, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the loan rate.

•	Evidence of insurability satisfactory to Us if the reinstatement is requested more than 31 days after termination.

The Cash Value which will be reinstated is equal to the Cash Value at the time of lapse, less the difference between the surrender charge at the time of lapse and the surrender charge which is reinstated. The surrender charge that is reinstated is based on the Policy Year in which the reinstatement is made. If the surrender charge reinstated exceeds the Cash Value reinstated, We will require payment of an amount equal to the difference.

The effective date of reinstatement will be the date We approve your request. We will allocate your payments to the Investment Divisions and/or the Fixed Account according to your instructions at the time you make such payment.

If We reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

The discussion in this section is based on Our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Issues” below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

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TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and We take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

CHARGES FOR TAXES

We impose a federal tax charge equal to up to 1.25% of premiums received under the policy to compensate Us for taxes We have to pay under Section 848 of the IRC in connection with Our receipt of premiums. No other charge is currently made to the Separate Account for Our federal income taxes that may be attributable to the Separate Account. In the future, We may impose a charge for Our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, We may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account.

Under current laws, We may incur state or local taxes (in addition to premium taxes) in several states and localities. At present, We do not charge the Separate Account for these taxes. However, We reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

In addition to other requirements imposed by the IRC, a variable policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, We are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolios. Each of the Funds has committed to Us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, We do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify

43

the policy, as deemed appropriate by Us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, We believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC.

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the Policyowner, We believe that the Policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if We think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC SECTION 101(J)—IMPACT ON EMPLOYER-OWNED POLICIES

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract) if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

(1) the insured was an individual who was an employee within 12 months of his death;

(2) the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $120,000 (for 2015), directors and anyone else in the top 35 percent of employees based on compensation;

(3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or

(4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

Policyholders that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, they must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the Policy. Assuming the provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the policy, to ensure that the income inclusion rule described above does not apply to the policy.

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MODIFIED ENDOWMENT CONTRACT STATUS

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under Our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life

45

or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

STATUS OF THE POLICY AFTER THE INSURED IS AGE 95

The policy provides that beginning on the policy anniversary on which the insured is age 95, no further planned or unplanned premiums will be allowed and no further deductions for cost of insurance and per thousand Face Amount charges will be made from the Cash Value. Beginning on this maturity date, the Face Amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Value of your policy less any loans and any interest due on loans. The IRS is considering the status of a life insurance policy after the insured reaches the maturity date of the policy, in this case age 95. The IRS may publish formal guidance on this issue. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 95 and that the Policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 95.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be

46

fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well.

CORPORATE OWNERS

Ownership of a policy by a corporation may affect the Policyowner’s exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate Policyowner must make two computations. First, the corporation must take into account a portion of the current year’s increase in the “inside build up” or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the Policy Proceeds received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation’s basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation’s tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

If you change the Policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For more information about policy assignments and exchanges, you should consult a qualified tax advisor.

REASONABLENESS REQUIREMENT FOR CHARGES

Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

OTHER TAX ISSUES

Federal gift and estate and state and local gift, estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each Policyowner or Beneficiary. You should consult your own tax advisor as to how your particular circumstances may be impacted by any of these taxes.

WITHHOLDING

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). For non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number

47

has not been furnished to Us, or where the IRS has notified Us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% percent rate on certain payments beginning July 1, 2014.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies were sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

Broker-dealers receive commission not to exceed 37.5% of premiums paid up to the Target Premium in Policy Year 1, and 5.0% for Policy Years 2-10. In addition, during each of the first ten Policy Years, We pay broker-dealers a maximum of 3.0% commissions on premiums paid in excess of the Target Premium.

The total commissions paid during the fiscal years ended December 31, 2014, 2013 and 2012 were $158, $110 and $1,023 respectively. NYLIFE Distributors did not retain any of these commissions.

Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy’s Accumulation Value.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs

48

sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

Although the policies are no longer sold, premium payments are accepted on a continuous basis.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year We will mail you a report showing your policy’s Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, you must notify Us within 15 days of the date of the statement.

Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

FINANCIAL STATEMENTS

The consolidated balance sheets of NYLIAC as of December 31, 2014 and 2013, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2014 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2014, and the statement of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

49

APPENDIX A

SURRENDER CHARGE PREMIUM RATES PER THOUSAND

The Surrender Charge Premium for the policy is equal to (a times b)/1000 where (a) is the Surrender Charge Premium rates per thousand applicable to the age of the Insured on the Policy Date, as set forth in the table below, and (b) is the initial Face Amount. The result is then multiplied by the applicable percentage shown in the Section “Surrender Charges.”

Age	Surrender Charge Premium Rate per Thousand	Age	Surrender Charge Premium Rate per Thousand
18	2.60	52	13.20
19	2.80	53	13.80
20	3.00	54	14.40
21	3.20	55	15.00
22	3.40	56	16.40
23	3.60	57	17.80
24	3.80	58	19.20
25	4.00	59	20.60
26	4.20	60	22.00
27	4.40	61	23.60
28	4.60	62	25.20
29	4.80	63	26.80
30	5.00	64	28.40
31	5.20	65	30.00
32	5.40	66	31.80
33	5.60	67	33.60
34	5.80	68	35.40
35	6.00	69	37.20
36	6.30	70	39.00
37	6.60	71	41.40
38	6.90	72	43.80
39	7.20	73	46.20
40	7.50	74	48.60
41	7.80	75	51.00
42	8.10	76	54.00
43	8.40	77	57.00
44	8.70	78	60.00
45	9.00	79	63.00
46	9.60	80	66.00
47	10.20	81	69.60
48	10.80	82	73.20
49	11.40	83	76.80
50	12.00	84	80.40
51	12.60	85	84.00

A-1

APPENDIX B

ILLUSTRATIONS

The following tables demonstrate the way in which your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit, and premium as follows:

The tables are for a policy issued to a male with a nonsmoker, guaranteed issue underwriting class and an issue age of 45 with a planned annual premium of $7,000 for 20 years, an initial face amount of $400,000, and no riders. It assumes that 100% of the Net Premium is allocated to the Separate Account.

The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value, and Cash Surrender Value of the policy with other variable life insurance plans.

The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the Policyowner pays more than the stated premium.

Table 1 reflects all deductions and charges under the policy and assumes that the cost of insurance charges is based on the current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their current levels.

Table 2 reflects all deductions and charges under the policy and assumes that the cost of insurance charges is based on the guaranteed cost of insurance rates. These deductions and charges include all charges form planned premium payments and the Cash Value at their guaranteed levels.

Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.30% (on a current basis) of the Accumulation Value.

Table 2 reflects a Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the Accumulation Value.

All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.66% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the Policyowner.

NYLIAC will furnish upon request a comparable illustration using the age, gender, and underwriting classification of the Insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, We will furnish an illustration assuming current policy charges and current cost of insurance rates.

CSVUL

TABLE 1

MALE ISSUE AGE: 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION: 1

CASH VALUE ACCUMULATION TEST

ASSUMING CURRENT CHARGES

	End of Year Life Insurance Benefit(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400,000	400,000	400,000	5,590	5,953	6,195	4,418	4,781	5,023
2	400,000	400,000	400,000	11,056	12,130	12,871	9,884	10,958	11,699
3	400,000	400,000	400,000	16,401	18,547	20,076	15,229	17,375	18,904
4	400,000	400,000	400,000	21,596	25,186	27,829	20,424	24,014	26,657
5	400,000	400,000	400,000	26,663	32,081	36,204	25,491	30,909	35,032
6	400,000	400,000	400,000	31,579	39,223	45,237	30,643	38,287	44,301
7	400,000	400,000	400,000	36,280	46,560	54,925	35,576	45,856	54,221
8	400,000	400,000	400,000	40,702	54,042	65,272	40,234	53,574	64,804
9	400,000	400,000	400,000	45,023	61,856	76,521	44,787	61,620	76,285
10	400,000	400,000	400,000	49,308	70,083	88,821	49,308	70,083	88,821
15	400,000	400,000	400,000	68,552	116,708	168,514	68,552	116,708	168,514
20	400,000	400,000	502,423	82,485	173,493	289,625	82,485	173,493	289,625
25	400,000	400,000	661,027	56,328	204,654	425,777	56,328	204,654	425,777
30	400,000	400,000	875,972	15,459	239,311	621,989	15,459	239,311	621,989
35		400,000	1,168,992		276,410	898,736		276,410	898,736
40		400,000	1,562,797		318,570	1,284,406		318,570	1,284,406
45		428,455	2,089,164		373,075	1,819,126		373,075	1,819,126
50		456,010	2,678,183		438,471	2,575,176		438,471	2,575,176

Assuming a fund fee average of 0.66%

0% gross = –0.96% net

6% gross =   4.98% net

10% gross = 8. 94% net

(1)	Assumes no policy loan or partial surrender has been made.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

CSVUL

TABLE 2

MALE ISSUE AGE: 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION: 1

CASH VALUE ACCUMULATION TEST

ASSUMING GUARANTEED CHARGES

	End of Year Life Insurance Benefit(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1&2) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400,000	400,000	400,000	4,473	4,794	5,009	3,301	3,622	3,837
2	400,000	400,000	400,000	8,757	9,676	10,312	7,585	8,504	9,140
3	400,000	400,000	400,000	12,858	14,654	15,939	11,686	13,482	14,767
4	400,000	400,000	400,000	16,735	19,689	21,875	15,563	18,517	20,703
5	400,000	400,000	400,000	20,395	24,791	28,154	19,223	23,619	26,982
6	400,000	400,000	400,000	23,842	29,966	34,814	22,906	29,030	33,878
7	400,000	400,000	400,000	27,038	35,179	41,849	26,334	34,475	41,145
8	400,000	400,000	400,000	29,944	40,395	49,260	29,476	39,927	48,792
9	400,000	400,000	400,000	32,568	45,620	57,092	32,332	45,384	56,856
10	400,000	400,000	400,000	34,872	50,822	65,352	34,872	50,822	65,352
15	400,000	400,000	400,000	40,825	75,796	114,324	40,825	75,796	114,324
20	400,000	400,000	400,000	34,312	96,414	181,089	34,312	96,414	181,089
25		400,000	400,000		64,154	232,368		64,154	232,368
30			428,538			304,286			304,286
35			514,269			395,376			395,376
40			613,760			504,427			504,427
45			727,316			633,305			633,305
50			862,035			828,880			828,880

Assuming a fund fee average of .66%

0% gross = –1.55% net

6% gross = 4.35% net

10% gross = 8.29% net

(1)	Assumes no policy loan or partial surrender has been made.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about CSVUL. The SAI is available without charge upon request. You can request a paper copy of the SAI by contacting NYLIAC by mail or phone at the Service Office address or telephone number noted on the first page of this prospectus. The SAI is also posted on Our website (www.newyorklife.com). The current SAI is incorporated by reference into this prospectus and has been filed with the SEC.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Financial Statements	2
NYLIAC & Separate Account Financial Statements	F-1

Information about CSVUL, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CSVUL are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a free personalized illustration or additional information about your policy, contact your registered representative or call Us at (888) 695-4748.

SEC File Number: 811-07697

50

Statement of Additional Information

dated

May 1, 2015

for

Corporate Sponsored Variable Universal Life

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current Corporate Sponsored Variable Universal Life (“CSVUL”) prospectus. You should read the SAI in conjunction with the current CSVUL prospectus dated May 1, 2015 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by contacting New York Life Insurance and Annuity Corporation (“NYLIAC”) by mail at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 or by phone at
1-888-695-4748. The CSVUL prospectus is also posted to our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current CSVUL prospectus.

Table of Contents

Page
Financial Statements	2
NYLIAC & Separate Account Financial Statements	F-1

CSVUL is offered under NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I.

FINANCIAL STATEMENTS

The consolidated balance sheets of NYLIAC as of December 31, 2014 and 2013, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2014 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2014 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

2

NYLIAC Corporate Sponsored

Variable Universal Life

Separate Account-I

Financial Statements

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities

As of December 31, 2014

	MainStay VP Bond— Initial Class	MainStay VP Cash Management— Initial Class	MainStay VP Common Stock— Initial Class	MainStay VP Convertible— Initial Class	MainStay VP Cornerstone Growth— Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Emerging Markets Equity— Initial Class	MainStay VP Floating Rate— Initial Class

ASSETS:
Investment at net asset value	$50,671,145	$108,876,931	$174,135,179	$2,890,788	$9,969,494	$5,985,927	$11,074,567	$4,532,895
Dividends due and accrued	—	984	—	—	—	—	—	15,538
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	43	—	—	—	22	(25,105)	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	(1,027)	—	—	—	(22)	25,105	(15,538)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	20	188	1,131	5	3	—	5	—

Total net assets	$50,671,125	$108,876,743	$174,134,048	$2,890,783	$9,969,491	$5,985,927	$11,074,562	$4,532,895

Total shares outstanding	3,490,176	108,868,331	6,264,808	215,642	338,855	448,904	1,339,956	500,795

Net asset value per share (NAV)	$14.52	$1.00	$27.80	$13.41	$29.42	$13.33	$8.26	$9.05

Total units outstanding	3,044,412	92,621,121	6,348,460	122,091	534,738	443,282	1,265,899	325,347

Variable accumulation unit value (lowest to highest)	$16.44 to $22.10	$1.15 to $1.30	$23.07 to $27.84	$20.11 to $26.56	$17.30 to $18.70	$13.50 to $13.50	$8.68 to $8.75	$13.93 to $13.93

Identified cost of investment	$51,516,445	$108,869,177	$111,689,046	$2,709,200	$8,660,249	$5,642,550	$12,601,080	$4,643,811

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	MainStay VP Government— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Janus Balanced— Initial Class	MainStay VP Large Cap Growth— Initial Class	MainStay VP Marketfield— Initial Class

ASSETS:
Investment at net asset value	$2,254,491	$34,339,115	$343,913,990	$9,203,603	$41,890,614	$10,686,100	$668,459	$1,423,815
Dividends due and accrued	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	25,160	—	—	—	4,948	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	(25,160)	—	—	—	(4,948)	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	2	2,245	76	266	17	1	—

Total net assets	$2,254,491	$34,339,113	$343,911,745	$9,203,527	$41,890,348	$10,686,083	$668,458	$1,423,815

Total shares outstanding	200,397	3,490,357	18,156,888	531,870	3,136,100	813,992	29,739	144,962

Net asset value per share (NAV)	$11.25	$9.84	$18.94	$17.30	$13.36	$13.13	$22.48	$9.82

Total units outstanding	144,691	1,660,119	13,800,883	530,029	2,140,162	793,584	32,626	157,796

Variable accumulation unit value (lowest to highest)	$15.58 to $20.14	$20.64 to $29.40	$22.30 to $25.11	$17.36 to $17.36	$18.02 to $22.60	$13.38 to $13.49	$12.78 to $22.59	$9.02 to $9.02

Identified cost of investment	$2,253,947	$35,539,872	$232,645,840	$8,372,843	$40,945,504	$9,373,209	$620,461	$1,518,871

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	MainStay VP MFS® Utilities— Initial Class	MainStay VP Mid Cap Core— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP T. Rowe Price Equity Income— Initial Class	MainStay VP U.S. Small Cap— Initial Class	MainStay VP Van Eck Global Hard Assets— Initial Class	Alger SMid Cap Growth Portfolio— Class I-2	AllianceBernstein VPS International Value Portfolio— Class A

ASSETS:
Investment at net asset value	$3,565,487	$90,129,304	$218,456,500	$24,739,054	$10,232,664	$4,149,041	$442,064	$22,862
Dividends due and accrued	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	(2,001)	—	114,464	6,199	261	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	2,001	—	(114,464)	(6,199)	(261)	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1	559	1,518	13	—	—	—	—

Total net assets	$3,565,486	$90,128,745	$218,454,982	$24,739,041	$10,232,664	$4,149,041	$442,064	$22,862

Total shares outstanding	265,727	5,695,113	5,203,160	1,780,399	756,692	514,815	58,942	1,690

Net asset value per share (NAV)	$13.42	$15.83	$41.99	$13.90	$13.52	$8.06	$7.50	$13.53

Total units outstanding	246,378	2,345,179	9,765,843	1,667,122	484,792	475,184	29,862	3,509

Variable accumulation unit value (lowest to highest)	$14.38 to $14.48	$29.92 to $39.72	$22.17 to $22.96	$14.73 to $14.85	$21.11 to $21.11	$8.73 to $8.73	$14.80 to $14.80	$6.52 to $6.52

Identified cost of investment	$3,246,637	$69,533,058	$139,276,094	$20,175,073	$7,448,473	$4,783,379	$523,938	$21,936

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	AllianceBernstein VPS Small/Mid Cap Value Portfolio— Class A	American Century Investments® VP Inflation Protection Fund— Class II	American Century Investments® VP Mid Cap Value Fund— Class II	American Century Investments® VP Value Fund— Class II	American Funds IS® Asset Allocation FundSM— Class 2	American Funds IS® Global Growth FundSM— Class 1	American Funds IS® Global Small Capitalization FundSM— Class 2	American Funds IS® Growth FundSM— Class 2

ASSETS:
Investment at net asset value	$4,518,219	$877,370	$527,136	$5,797,271	$2,494,236	$1,529,130	$1,068,881	$14,288,159
Dividends due and accrued	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	22	—	2,969	173	—	—	—	(61,386)
Net receivable from (payable to) the Fund for shares sold or purchased	(22)	—	(2,969)	(173)	—	—	—	61,386

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	7	—	—	—	—

Total net assets	$4,518,219	$877,370	$527,136	$5,797,264	$2,494,236	$1,529,130	$1,068,881	$14,288,159

Total shares outstanding	205,841	84,444	26,556	615,421	113,066	55,645	41,688	178,960

Net asset value per share (NAV)	$21.95	$10.39	$19.85	$9.42	$22.06	$27.48	$25.64	$79.84

Total units outstanding	225,124	88,897	44,572	288,525	154,397	91,623	75,114	864,885

Variable accumulation unit value (lowest to highest)	$20.07 to $20.07	$9.87 to $9.87	$11.83 to $11.83	$19.85 to $21.33	$16.15 to $16.15	$16.69 to $16.69	$10.09 to $14.24	$16.52 to $16.52

Identified cost of investment	$4,214,417	$924,784	$500,361	$4,267,613	$2,493,752	$1,597,806	$1,002,033	$11,034,472

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	American Funds IS® Growth- Income FundSM— Class 2	American Funds IS® International FundSM— Class 2	Davis Value Portfolio	Delaware VIP® Emerging Markets Series— Standard Class	Delaware VIP® International Value Equity Series— Standard Class	Delaware VIP® Small Cap Value Series— Standard Class	Deutsche Global Small Cap VIP— Class A	Deutsche Small Cap Index VIP— Class A

ASSETS:
Investment at net asset value	$834,844	$23,507,380	$1,076,436	$6,160	$1,541,917	$5,559,523	$855,774	$23,326,886
Dividends due and accrued	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	22	(39,182)	—	—	—	(28,551)	43	(21,283)
Net receivable from (payable to) the Fund for shares sold or purchased	(22)	39,182	—	—	—	28,551	(43)	21,283

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—	—	—	—

Total net assets	$834,844	$23,507,380	$1,076,436	$6,160	$1,541,917	$5,559,523	$855,774	$23,326,886

Total shares outstanding	15,929	1,158,570	95,092	315	140,302	138,193	58,575	1,346,818

Net asset value per share (NAV)	$52.41	$20.29	$11.32	$19.54	$10.99	$40.23	$14.61	$17.32

Total units outstanding	54,814	1,853,092	67,010	581	194,590	382,676	64,289	1,016,835

Variable accumulation unit value (lowest to highest)	$15.23 to $15.23	$12.69 to $12.69	$16.05 to $16.05	$10.61 to $10.61	$7.92 to $7.92	$14.53 to $14.53	$13.31 to $13.31	$22.94 to $22.94

Identified cost of investment	$785,061	$22,691,276	$1,156,089	$6,202	$1,698,789	$4,971,655	$972,233	$20,186,417

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	Deutsche Small Mid Cap Value VIP— Class A	DFA VA International Small Portfolio	DFA VA U.S. Targeted Value Portfolio	Dreyfus IP Technology Growth Portfolio— Initial Shares	Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares	Fidelity® VIP Contrafund® Portfolio— Initial Class	Fidelity® VIP Equity-Income Portfolio— Initial Class	Fidelity® VIP Freedom 2010 Portfolio— Initial Class

ASSETS:
Investment at net asset value	$1,787,516	$47	$376,106	$3,350,584	$23,162	$35,100,627	$6,606,280	$11,987,678
Dividends due and accrued	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	43	—	(6,292)	(4,480)	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	(43)	—	6,292	4,480	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—	14	—	—

Total net assets	$1,787,516	$47	$376,106	$3,350,584	$23,162	$35,100,613	$6,606,280	$11,987,678

Total shares outstanding	100,479	4	20,609	179,656	485	939,524	272,199	962,866

Net asset value per share (NAV)	$17.79	$11.06	$18.25	$18.65	$47.78	$37.36	$24.27	$12.45

Total units outstanding	118,684	5	34,765	152,600	1,424	1,339,263	332,938	719,575

Variable accumulation unit value (lowest to highest)	$15.06 to $15.06	$9.88 to $9.88	$10.82 to $10.82	$21.96 to $21.96	$16.25 to $16.25	$25.95 to $34.66	$19.84 to $24.00	$16.66 to $16.66

Identified cost of investment	$1,619,819	$46	$394,275	$2,707,378	$16,917	$27,624,270	$5,365,447	$11,500,768

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	Fidelity® VIP Freedom 2020 Portfolio— Initial Class	Fidelity® VIP Freedom 2030 Portfolio— Initial Class	Fidelity® VIP Freedom 2040 Portfolio— Initial Class	Fidelity® VIP Growth Portfolio— Initial Class	Fidelity® VIP Index 500 Portfolio— Initial Class	Fidelity® VIP Investment Grade Bond Portfolio— Initial Class	Fidelity® VIP Mid Cap Portfolio— Initial Class	Fidelity® VIP Money Market Portfolio— Initial Class

ASSETS:
Investment at net asset value	$20,419,667	$12,260,332	$4,180,846	$2,651,633	$99,603,124	$14,672,433	$32,067,856	$39,900,928
Dividends due and accrued	—	—	—	—	—	—	—	355
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	22	—	—	(4,717)	(7,008)	36,087	(45,725)	446,651
Net receivable from (payable to) the Fund for shares sold or purchased	(22)	—	—	4,717	7,008	(36,087)	45,725	(447,006)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	1	9	9	—

Total net assets	$20,419,667	$12,260,332	$4,180,846	$2,651,633	$99,603,123	$14,672,424	$32,067,847	$39,900,928

Total shares outstanding	1,599,034	942,378	224,054	41,771	478,585	1,147,179	851,058	39,900,927

Net asset value per share (NAV)	$12.77	$13.01	$18.66	$63.48	$208.12	$12.79	$37.68	$1.00

Total units outstanding	1,219,083	732,823	237,093	126,950	4,443,954	884,345	1,095,721	3,962,421

Variable accumulation unit value (lowest to highest)	$14.65 to $16.75	$16.73 to $16.73	$17.63 to $17.63	$20.89 to $21.32	$22.42 to $27.09	$16.43 to $18.37	$29.03 to $36.35	$10.07 to $10.07

Identified cost of investment	$19,129,520	$11,042,066	$4,032,246	$2,082,113	$77,108,949	$14,818,775	$27,801,255	$39,453,922

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	Fidelity® VIP Overseas Portfolio— Initial Class	Fidelity® VIP Real Estate Portfolio— Initial Class	Fidelity® VIP Value Leaders Portfolio— Initial Class	Fidelity® VIP Value Strategies Portfolio— Service Class 2	Invesco V.I. American Value Fund— Series I Shares	Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. International Growth Fund— Series I Shares	Invesco V.I. Mid Cap Core Equity Fund— Series I Shares

ASSETS:
Investment at net asset value	$10,511,530	$2,001,435	$63,991	$557,970	$8,386,775	$4,925,222	$16,219,454	$751,504
Dividends due and accrued	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	12,866	—	—	3,959	(19,239)	(14,611)	(13,867)	—
Net receivable from (payable to) the Fund for shares sold or purchased	(12,866)	—	—	(3,959)	19,239	14,611	13,867	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—	1	—	—

Total net assets	$10,511,530	$2,001,435	$63,991	$557,970	$8,386,775	$4,925,221	$16,219,454	$751,504

Total shares outstanding	562,114	101,441	4,139	36,516	421,023	285,686	465,141	53,450

Net asset value per share (NAV)	$18.70	$19.73	$15.46	$15.28	$19.92	$17.24	$34.87	$14.06

Total units outstanding	631,920	157,959	2,847	24,179	234,755	350,106	1,025,844	49,457

Variable accumulation unit value (lowest to highest)	$13.08 to $16.64	$12.67 to $12.67	$22.48 to $22.48	$23.08 to $23.08	$35.73 to $35.73	$12.35 to $14.11	$15.81 to $15.81	$15.20 to $15.20

Identified cost of investment	$9,472,784	$1,837,149	$58,464	$455,395	$7,848,427	$4,203,284	$14,941,445	$798,783

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	Janus Aspen Enterprise Portfolio— Institutional Shares	Janus Aspen Flexible Bond Portfolio— Institutional Shares	Janus Aspen Forty Portfolio— Institutional Shares	Janus Aspen Global Research Portfolio— Institutional Shares	Lazard Retirement International Equity Portfolio— Service Shares	Lord Abbett Series Fund Mid Cap Stock Portfolio— Class VC	LVIP Baron Growth Opportunities Fund— Service Class	LVIP SSgA Bond Index Fund— Standard Class

ASSETS:
Investment at net asset value	$7,198,601	$1,057	$3,162,605	$654,096	$3,691,889	$5,779,922	$15,489,299	$11,616,633
Dividends due and accrued	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	2,890	—	—	—	—	—	(19,103)	—
Net receivable from (payable to) the Fund for shares sold or purchased	(2,890)	—	—	—	—	—	19,103	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	2	1	—	1	—

Total net assets	$7,198,601	$1,057	$3,162,605	$654,094	$3,691,888	$5,779,922	$15,489,298	$11,616,633

Total shares outstanding	116,558	88	78,535	15,780	295,351	222,134	329,321	1,016,773

Net asset value per share (NAV)	$61.76	$11.98	$40.27	$41.45	$12.50	$26.02	$47.03	$11.43

Total units outstanding	233,643	106	143,030	37,962	237,150	265,273	673,611	1,098,499

Variable accumulation unit value (lowest to highest)	$30.81 to $30.81	$9.97 to $9.97	$22.11 to $22.11	$16.85 to $17.97	$12.85 to $15.65	$21.78 to $27.37	$17.32 to $23.05	$10.58 to $10.58

Identified cost of investment	$6,593,351	$1,054	$3,446,587	$521,465	$3,295,104	$4,246,484	$14,272,722	$11,768,000

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	LVIP SSgA Developed International 150 Fund— Standard Class	LVIP SSgA Emerging Markets 100 Fund— Standard Class	LVIP SSgA International Index Fund— Standard Class	MFS® Global Tactical Allocation Portfolio— Initial Class	MFS® International Value Portfolio— Initial Class	MFS® Investors Trust Series— Initial Class	MFS® New Discovery Series— Initial Class	MFS® Value Series— Initial Class

ASSETS:
Investment at net asset value	$1,135,528	$6,114,882	$6,138,751	$9,942,836	$12,990,852	$71,182	$11,794	$21,676,676
Dividends due and accrued	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	—	16,880	—	—	56,995
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	—	(16,880)	—	—	(56,995)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—	1	—	—

Total net assets	$1,135,528	$6,114,882	$6,138,751	$9,942,836	$12,990,852	$71,181	$11,794	$21,676,676

Total shares outstanding	125,100	658,364	709,108	605,163	597,830	2,341	723	1,065,717

Net asset value per share (NAV)	$9.08	$9.29	$8.66	$16.43	$21.73	$30.41	$16.32	$20.34

Total units outstanding	85,446	640,913	496,749	750,941	848,645	2,624	503	934,144

Variable accumulation unit value (lowest to highest)	$13.29 to $13.29	$9.54 to $9.54	$12.36 to $12.36	$13.24 to $13.24	$15.19 to $15.31	$27.08 to $27.08	$23.40 to $23.40	$23.20 to $23.20

Identified cost of investment	$1,178,326	$6,615,321	$6,397,669	$9,818,007	$12,265,535	$46,665	$10,977	$19,806,612

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	Neuberger Berman AMT Large Cap Value Portfolio— Class I	Oppenheimer Capital Appreciation Fund/VA— Non-Service Shares	Oppenheimer Core Bond Fund/ VA— Non-Service Shares	PIMCO VIT Global Bond Portfolio (Unhedged)— Administrative Class	PIMCO VIT High Yield Portfolio— Administrative Class	PIMCO VIT Long- Term U.S. Government Portfolio— Administrative Class	PIMCO VIT Low Duration Portfolio— Administrative Class	PIMCO VIT Real Return Portfolio— Administrative Class

ASSETS:
Investment at net asset value	$1,009,995	$215,991	$1,218	$8,219,002	$2,921,318	$1,049,837	$9,710,188	$16,117,487
Dividends due and accrued	—	—	—	15,552	14,794	2,191	15,194	1,406
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	(7,555)	3,959	261	22	4,059
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	(7,997)	(18,753)	(2,452)	(15,216)	(5,465)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—	—	—	—

Total net assets	$1,009,995	$215,991	$1,218	$8,219,002	$2,921,318	$1,049,837	$9,710,188	$16,117,487

Total shares outstanding	61,623	3,330	153	687,783	369,319	87,123	917,787	1,258,196

Net asset value per share (NAV)	$16.39	$64.87	$7.96	$11.95	$7.91	$12.05	$10.58	$12.81

Total units outstanding	74,103	13,257	106	604,356	206,804	48,854	670,059	1,031,024

Variable accumulation unit value (lowest to highest)	$13.63 to $13.63	$16.29 to $16.29	$11.68 to $11.68	$11.76 to $13.60	$14.13 to $14.13	$21.50 to $21.50	$14.49 to $14.49	$15.21 to $15.60

Identified cost of investment	$905,115	$147,372	$1,197	$8,814,785	$2,981,927	$1,002,193	$9,748,417	$16,777,824

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	PIMCO VIT Total Return Portfolio— Administrative Class	Royce Micro-Cap Portfolio— Investment Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Index 500 Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price New America Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio

ASSETS:
Investment at net asset value	$57,959,460	$5,146,412	$38,808,033	$407,858	$2,900,267	$2,243,483	$7,524,667	$16,013,692
Dividends due and accrued	143,512	—	—	—	—	2,174	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	16,984	(6,026)	44,384	4,948	9,897	—	(11,130)	(18,837)
Net receivable from (payable to) the Fund for shares sold or purchased	(160,496)	6,026	(44,384)	(4,948)	(9,897)	(2,174)	11,130	18,837

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	5	—	—	—

Total net assets	$57,959,460	$5,146,412	$38,808,033	$407,858	$2,900,262	$2,243,483	$7,524,667	$16,013,692

Total shares outstanding	5,174,952	452,631	1,872,975	26,095	190,056	459,730	302,196	778,876

Net asset value per share (NAV)	$11.20	$11.37	$20.72	$15.63	$15.26	$4.88	$24.90	$20.56

Total units outstanding	3,228,074	258,510	1,535,909	19,994	160,437	168,004	305,708	763,139

Variable accumulation unit value (lowest to highest)	$14.92 to $17.97	$19.42 to $19.92	$25.27 to $25.27	$20.40 to $20.40	$17.86 to $18.16	$13.36 to $13.80	$24.61 to $24.61	$20.98 to $20.98

Identified cost of investment	$57,957,962	$5,179,321	$31,047,021	$357,905	$2,758,887	$2,258,484	$7,983,608	$15,328,659

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	TOPS® Aggressive Growth ETF Portfolio— Class 2 Shares	TOPS® Balanced ETF Portfolio— Class 2 Shares	TOPS® Conservative ETF Portfolio— Class 2 Shares	TOPS® Growth ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Balanced ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio— Class 2 Shares	TOPS® Moderate Growth ETF Portfolio— Class 2 Shares

ASSETS:
Investment at net asset value	$20,224	$69,730	$193,010	$46,302	$227,968	$41,562	$323,280	$258,232
Dividends due and accrued	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	—	—	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	—	—	—	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—	—	—	—

Total net assets	$20,224	$69,730	$193,010	$46,302	$227,968	$41,562	$323,280	$258,232

Total shares outstanding	1,624	6,209	17,404	3,502	19,619	3,534	27,008	23,391

Net asset value per share (NAV)	$12.45	$11.23	$11.09	$13.22	$11.62	$11.76	$11.97	$11.04

Total units outstanding	1,301	5,385	16,143	3,127	18,717	3,237	25,460	18,673

Variable accumulation unit value (lowest to highest)	$15.55 to $15.55	$12.95 to $12.95	$11.96 to $11.96	$14.81 to $14.81	$12.18 to $12.18	$12.84 to $12.84	$12.70 to $12.70	$13.83 to $13.83

Identified cost of investment	$19,794	$71,731	$192,712	$45,814	$224,514	$42,239	$317,759	$271,388

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	UIF Emerging Markets Debt Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I	Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares	Van Eck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares	Voya Russell™ Mid Cap Index Portfolio— Class I

ASSETS:
Investment at net asset value	$6,346,021	$13,709,550	$692,407	$454,305	$7,565,540
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	3,959	22	—	—	2,969
Net receivable from (payable to) the Fund for shares sold or purchased	(3,959)	(22)	—	—	(2,969)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—

Total net assets	$6,346,021	$13,709,550	$692,407	$454,305	$7,565,540

Total shares outstanding	798,242	681,051	68,691	48,693	437,821

Net asset value per share (NAV)	$7.95	$20.13	$10.08	$9.33	$17.28

Total units outstanding	307,253	444,342	57,690	35,835	483,341

Variable accumulation unit value (lowest to highest)	$18.84 to $20.67	$30.83 to $37.06	$12.00 to $12.00	$12.48 to $12.68	$15.65 to $15.65

Identified cost of investment	$7,036,185	$11,191,410	$690,191	$449,622	$5,858,888

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations

For the year ended December 31, 2014

	MainStay VP Bond— Initial Class	MainStay VP Cash Management— Initial Class	MainStay VP Common Stock— Initial Class	MainStay VP Convertible— Initial Class	MainStay VP Cornerstone Growth— Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Emerging Markets Equity— Initial Class	MainStay VP Floating Rate— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$1,014,325	$11,590	$2,079,964	$83,868	$57,204	$—	$130,258	$157,290
Mortality and expense risk charges	(5,714)	(37,378)	(381,209)	(1,752)	(1,229)	—	(1,909)	—

Net investment income (loss)	1,008,611	(25,788)	1,698,755	82,116	55,975	—	128,349	157,290

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	3,940,755	36,491,350	3,563,057	290,039	1,456,096	5,241,243	5,485,444	1,400,089
Cost of investments sold	(4,021,331)	(36,487,250)	(2,026,576)	(243,821)	(996,928)	(3,991,269)	(5,427,002)	(1,403,578)

Net realized gain (loss) on investments	(80,576)	4,100	1,536,481	46,218	459,168	1,249,974	58,442	(3,489)
Realized gain distribution received	—	—	—	115,870	1,823,249	28,209	—	—
Change in unrealized appreciation (depreciation) on investments	1,748,459	(4,100)	18,661,226	(54,783)	(1,533,764)	(1,162,065)	(1,572,294)	(130,648)

Net gain (loss) on investments	1,667,883	—	20,197,707	107,305	748,653	116,118	(1,513,852)	(134,137)

Net increase (decrease) in net assets resulting from operations	$2,676,494	$(25,788)	$21,896,462	$189,421	$804,628	$116,118	$(1,385,503)	$23,153

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2014

	MainStay VP Government— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Janus Balanced— Initial Class	MainStay VP Large Cap Growth— Initial Class	MainStay VP Marketfield— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$62,925	$2,041,943	$4,578,819	$487,356	$293,278	$183,971	$—	$—
Mortality and expense risk charges	—	(679)	(769,301)	(24,870)	(102,286)	(6,154)	(261)	—

Net investment income (loss)	62,925	2,041,264	3,809,518	462,486	190,992	177,817	(261)	—

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,136,532	8,340,156	5,349,498	412,297	4,323,631	4,761,430	97,916	743,875
Cost of investments sold	(1,184,829)	(7,705,436)	(3,564,917)	(333,904)	(3,811,060)	(3,812,968)	(81,867)	(783,675)

Net realized gain (loss) on investments	(48,297)	634,720	1,784,581	78,393	512,571	948,462	16,049	(39,800)
Realized gain distribution received	6,639	—	—	351,263	—	225,685	72,535	—
Change in unrealized appreciation (depreciation) on investments	76,801	(2,040,660)	21,826,730	(292,160)	(1,877,971)	(446,909)	(17,985)	(95,100)

Net gain (loss) on investments	35,143	(1,405,940)	23,611,311	137,496	(1,365,400)	727,238	70,599	(134,900)

Net increase (decrease) in net assets resulting from operations	$98,068	$635,324	$27,420,829	$599,982	$(1,174,408)	$905,055	$70,338	$(134,900)

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2014

	MainStay VP MFS® Utilities— Initial Class	MainStay VP Mid Cap Core— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP T. Rowe Price Equity Income— Initial Class	MainStay VP U.S. Small Cap— Initial Class	MainStay VP Van Eck Global Hard Assets— Initial Class	Alger SMid Cap Growth Portfolio— Class I-2	AllianceBernstein VPS International Value Portfolio— Class A

INVESTMENT INCOME (LOSS):
Dividend income	$63,501	$425,951	$2,996,522	$362,591	$31,729	$20,302	$—	$886
Mortality and expense risk charges	(316)	(188,700)	(520,007)	(4,709)	—	—	—	—

Net investment income (loss)	63,185	237,251	2,476,515	357,882	31,729	20,302	—	886

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,470,971	4,517,437	9,821,078	7,330,924	1,271,301	990,224	94,001	436
Cost of investments sold	(1,129,635)	(3,289,468)	(6,337,401)	(5,315,304)	(771,089)	(900,611)	(89,116)	(378)

Net realized gain (loss) on investments	341,336	1,227,969	3,483,677	2,015,620	500,212	89,613	4,885	58
Realized gain distribution received	152,751	11,851,382	—	1,217,279	746,059	—	119,429	—
Change in unrealized appreciation (depreciation) on investments	(176,811)	(2,024,846)	19,387,134	(1,614,414)	(643,551)	(1,033,654)	(102,324)	(2,459)

Net gain (loss) on investments	317,276	11,054,505	22,870,811	1,618,485	602,720	(944,041)	21,990	(2,401)

Net increase (decrease) in net assets resulting from operations	$380,461	$11,291,756	$25,347,326	$1,976,367	$634,449	$(923,739)	$21,990	$(1,515)

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2014

	AllianceBernstein VPS Small/Mid Cap Value Portfolio— Class A	American Century Investments® VP Inflation Protection Fund—Class II	American Century Investments® VP Mid Cap Value Fund— Class II	American Century Investments® VP Value Fund— Class II	American Funds IS® Asset Allocation FundSM— Class 2	American Funds IS® Global Growth FundSM— Class 1	American Funds IS® Global Small Capitalization FundSM— Class 2	American Funds IS® Growth FundSM— Class 2

INVESTMENT INCOME (LOSS):
Dividend income	$29,291	$10,418	$1,919	$73,541	$35,855	$23,612	$1,323	$111,299
Mortality and expense risk charges	—	—	—	(2,377)	—	—	(5)	—

Net investment income (loss)	29,291	10,418	1,919	71,164	35,855	23,612	1,318	111,299

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,484,868	26,965	2,986	572,546	2,781,325	1,930,718	287,402	1,130,589
Cost of investments sold	(1,072,850)	(30,735)	(2,962)	(402,541)	(2,550,333)	(1,611,988)	(203,841)	(705,443)

Net realized gain (loss) on investments	412,018	(3,770)	24	170,005	230,992	318,730	83,561	425,146
Realized gain distribution received	483,139	19,267	221	—	127,589	205,970	4,607	658,067
Change in unrealized appreciation (depreciation) on investments	(529,891)	(2,652)	23,805	375,459	(224,198)	(485,666)	(75,411)	(67,923)

Net gain (loss) on investments	365,266	12,845	24,050	545,464	134,383	39,034	12,757	1,015,290

Net increase (decrease) in net assets resulting from operations	$394,557	$23,263	$25,969	$616,628	$170,238	$62,646	$14,075	$1,126,589

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2014

	American Funds IS® Growth-Income FundSM— Class 2	American Funds IS® International FundSM— Class 2	Davis Value Portfolio	Delaware VIP® Emerging Markets Series— Standard Class (a)	Delaware VIP® International Value Equity Series— Standard Class	Delaware VIP® Small Cap Value Series— Standard Class	Deutsche Global Small Cap VIP— Class A	Deutsche Small Cap Index VIP— Class A

INVESTMENT INCOME (LOSS):
Dividend income	$9,661	$336,873	$9,405	$—	$61,223	$29,436	$7,281	$207,288
Mortality and expense risk charges	—	—	—	—	—	—	—	—

Net investment income (loss)	9,661	336,873	9,405	—	61,223	29,436	7,281	207,288

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	576,228	6,160,742	101,404	—	3,748,902	1,211,694	132,637	3,732,365
Cost of investments sold	(398,544)	(4,765,163)	(90,996)	—	(3,525,808)	(969,880)	(134,443)	(2,814,064)

Net realized gain (loss) on investments	177,684	1,395,579	10,408	—	223,094	241,814	(1,806)	918,301
Realized gain distribution received	29,334	—	203,566	—	—	453,418	94,345	1,180,512
Change in unrealized appreciation (depreciation) on investments	(147,925)	(2,323,589)	(165,411)	(42)	(486,512)	(409,660)	(134,975)	(1,176,316)

Net gain (loss) on investments	59,093	(928,010)	48,563	(42)	(263,418)	285,572	(42,436)	922,497

Net increase (decrease) in net assets resulting from operations	$68,754	$(591,137)	$57,968	$(42)	$(202,195)	$315,008	$(35,155)	$1,129,785

(a)	For the period December 1, 2014 (commencement of Investment Division) through December 31, 2014.

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2014

	Deutsche Small Mid Cap Value VIP— Class A	DFA VA International Small Portfolio (a)	DFA VA U.S. Targeted Value Portfolio	Dreyfus IP Technology Growth Portfolio— Initial Shares	Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares	Fidelity® VIP Contrafund® Portfolio— Initial Class	Fidelity® VIP Equity- Income Portfolio— Initial Class	Fidelity® VIP Freedom 2010 Portfolio— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$18,832	$—	$3,493	$—	$—	$326,359	$186,115	$194,523
Mortality and expense risk charges	—	—	—	—	—	(4,903)	(11)	—

Net investment income (loss)	18,832	—	3,493	—	—	321,456	186,104	194,523

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,532,389	—	231,657	1,128,795	2,507	8,016,099	668,834	4,791,617
Cost of investments sold	(1,085,210)	—	(222,925)	(558,709)	(2,065)	(5,636,033)	(357,833)	(4,156,683)

Net realized gain (loss) on investments	447,179	—	8,732	570,086	442	2,380,066	311,001	634,934
Realized gain distribution received	11,264	—	18,466	184,639	—	684,714	90,227	188,812
Change in unrealized appreciation (depreciation) on investments	(341,183)	1	(18,169)	(553,066)	(98)	184,686	(53,395)	(494,286)

Net gain (loss) on investments	117,260	1	9,029	201,659	344	3,249,466	347,833	329,460

Net increase (decrease) in net assets resulting from operations	$136,092	$1	$12,522	$201,659	$344	$3,570,922	$533,937	$523,983

(a)	For the period December 1, 2014 (commencement of Investment Division) through December 31, 2014.

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2014

	Fidelity® VIP Freedom 2020 Portfolio— Initial Class	Fidelity® VIP Freedom 2030 Portfolio— Initial Class	Fidelity® VIP Freedom 2040 Portfolio— Initial Class	Fidelity® VIP Growth Portfolio— Initial Class	Fidelity® VIP Index 500 Portfolio— Initial Class	Fidelity® VIP Investment Grade Bond Portfolio— Initial Class	Fidelity® VIP Mid Cap Portfolio— Initial Class	Fidelity® VIP Money Market Portfolio— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$338,111	$190,754	$61,881	$4,885	$1,560,923	$316,206	$81,792	$3,653
Mortality and expense risk charges	(11)	—	—	(45)	(381)	(3,588)	(3,130)	—

Net investment income (loss)	338,100	190,754	61,881	4,840	1,560,542	312,618	78,662	3,653

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	4,153,149	1,012,392	1,301,093	426,922	13,263,884	1,889,882	6,618,829	18,930,124
Cost of investments sold	(3,493,456)	(712,349)	(1,054,585)	(255,373)	(9,131,635)	(1,930,922)	(6,026,091)	(18,930,124)

Net realized gain (loss) on investments	659,693	300,043	246,508	171,549	4,132,249	(41,040)	592,738	—
Realized gain distribution received	308,335	186,592	52,923	—	86,681	4,746	761,701	—
Change in unrealized appreciation (depreciation) on investments	(492,219)	(250,702)	(224,982)	70,533	5,662,902	403,386	477,538	—

Net gain (loss) on investments	475,809	235,933	74,449	242,082	9,881,832	367,092	1,831,977	—

Net increase (decrease) in net assets resulting from operations	$813,909	$426,687	$136,330	$246,922	$11,442,374	$679,710	$1,910,639	$3,653

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2014

	Fidelity® VIP Overseas Portfolio— Initial Class	Fidelity® VIP Real Estate Portfolio— Initial Class	Fidelity® VIP Value Leaders Portfolio— Initial Class	Fidelity® VIP Value Strategies Portfolio— Service Class 2	Invesco V.I. American Value Fund— Series I Shares	Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. International Growth Fund— Series I Shares	Invesco V.I. Mid Cap Core Equity Fund— Series I Shares

INVESTMENT INCOME (LOSS):
Dividend income	$150,643	$33,099	$735	$4,424	$38,383	$74,274	$253,937	$297
Mortality and expense risk charges	(15)	—	—	—	—	(271)	—	—

Net investment income (loss)	150,628	33,099	735	4,424	38,383	74,003	253,937	297

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,374,122	1,115,444	14,815	40,272	4,424,177	431,469	3,460,223	133,965
Cost of investments sold	(1,007,834)	(1,026,881)	(12,028)	(32,093)	(3,113,908)	(317,571)	(2,675,873)	(111,088)

Net realized gain (loss) on investments	366,288	88,563	2,787	8,179	1,310,269	113,898	784,350	22,877
Realized gain distribution received	2,861	104,011	—	—	685,245	—	—	85,300
Change in unrealized appreciation (depreciation) on investments	(1,442,929)	164,286	2,586	20,419	(1,242,886)	398,192	(936,399)	(102,005)

Net gain (loss) on investments	(1,073,780)	356,860	5,373	28,598	752,628	512,090	(152,049)	6,172

Net increase (decrease) in net assets resulting from operations	$(923,152)	$389,959	$6,108	$33,022	$791,011	$586,093	$101,888	$6,469

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2014

	Janus Aspen Enterprise Portfolio— Institutional Shares	Janus Aspen Flexible Bond Portfolio— Institutional Shares (a)	Janus Aspen Forty Portfolio— Institutional Shares	Janus Aspen Global Research Portfolio— Institutional Shares	Lazard Retirement International Equity Portfolio— Service Shares	Lord Abbett Series Fund Mid Cap Stock Portfolio— Class VC	LVIP Baron Growth Opportunities Fund— Service Class	LVIP SSgA Bond Index Fund— Standard Class

INVESTMENT INCOME (LOSS):
Dividend income	$10,874	$—	$5,153	$6,636	$60,581	$24,754	$27,675	$215,919
Mortality and expense risk charges	—	—	—	(649)	(281)	(81)	(223)	—

Net investment income (loss)	10,874	—	5,153	5,987	60,300	24,673	27,452	215,919

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,777,220	—	2,270,397	89,962	961,590	1,077,416	5,886,810	805,441
Cost of investments sold	(2,137,059)	—	(1,857,006)	(71,137)	(754,867)	(727,901)	(4,585,032)	(840,463)

Net realized gain (loss) on investments	640,161	—	413,391	18,825	206,723	349,515	1,301,778	(35,022)
Realized gain distribution received	465,308	—	953,671	—	—	—	86,321	5,747
Change in unrealized appreciation (depreciation) on investments	(311,148)	4	(1,111,233)	18,015	(430,242)	267,289	(719,544)	124,335

Net gain (loss) on investments	794,321	4	255,829	36,840	(223,519)	616,804	668,555	95,060

Net increase (decrease) in net assets resulting from operations	$805,195	$4	$260,982	$42,827	$(163,219)	$641,477	$696,007	$310,979

(a)	For the period December 1, 2014 (commencement of Investment Division) through December 31, 2014.

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2014

	LVIP SSgA Developed International 150 Fund— Standard Class	LVIP SSgA Emerging Markets 100 Fund— Standard Class	LVIP SSgA International Index Fund— Standard Class	MFS® Global Tactical Allocation Portfolio— Initial Class	MFS® International Value Portfolio— Initial Class	MFS® Investors Trust Series— Initial Class	MFS® New Discovery Series— Initial Class	MFS® Value Series— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$35,167	$186,867	$170,590	$226,459	$199,863	$637	$—	$316,350
Mortality and expense risk charges	—	—	—	—	(5)	(203)	—	—

Net investment income (loss)	35,167	186,867	170,590	226,459	199,858	434	—	316,350

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	9,114	2,325,541	362,451	886,763	3,918,301	33,288	1,430	11,372,308
Cost of investments sold	(7,704)	(2,336,046)	(292,008)	(833,037)	(2,896,132)	(18,943)	(1,089)	(8,074,191)

Net realized gain (loss) on investments	1,410	(10,505)	70,443	53,726	1,022,169	14,345	341	3,298,117
Realized gain distribution received	20,928	—	—	10,020	—	5,209	2,478	640,065
Change in unrealized appreciation (depreciation) on investments	(80,561)	(538,605)	(680,634)	68,031	(1,065,523)	(11,611)	(3,792)	(1,881,072)

Net gain (loss) on investments	(58,223)	(549,110)	(610,191)	131,777	(43,354)	7,943	(973)	2,057,110

Net increase (decrease) in net assets resulting from operations	$(23,056)	$(362,243)	$(439,601)	$358,236	$156,504	$8,377	$(973)	$2,373,460

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2014

	Neuberger Berman AMT Large Cap Value Portfolio— Class I	Oppenheimer Capital Appreciation Fund/VA— Non-Service Shares	Oppenheimer Core Bond Fund/VA— Non-Service Shares	PIMCO VIT Global Bond Portfolio (Unhedged)— Administrative Class	PIMCO VIT High Yield Portfolio— Administrative Class	PIMCO VIT Long-Term U.S. Government Portfolio— Administrative Class	PIMCO VIT Low Duration Portfolio— Administrative Class	PIMCO VIT Real Return Portfolio— Administrative Class

INVESTMENT INCOME (LOSS):
Dividend income	$6,530	$834	$64	$190,437	$135,000	$21,859	$107,124	$253,639
Mortality and expense risk charges	—	—	—	(8)	—	—	—	(4)

Net investment income (loss)	6,530	834	64	190,429	135,000	21,859	107,124	253,635

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	472,872	9,836	72	940,375	598,199	98,988	4,089,150	10,036,372
Cost of investments sold	(343,052)	(6,356)	(71)	(1,051,848)	(601,345)	(123,809)	(4,101,284)	(11,152,415)

Net realized gain (loss) on investments	129,820	3,480	1	(111,473)	(3,146)	(24,821)	(12,134)	(1,116,043)
Realized gain distribution received	—	4,542	—	245,825	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(54,200)	19,970	21	(230,708)	(67,601)	206,537	(26,114)	1,477,105

Net gain (loss) on investments	75,620	27,992	22	(96,356)	(70,747)	181,716	(38,248)	361,062

Net increase (decrease) in net assets resulting from operations	$82,150	$28,826	$86	$94,073	$64,253	$203,575	$68,876	$614,697

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2014

	PIMCO VIT Total Return Portfolio— Administrative Class	Royce Micro- Cap Portfolio— Investment Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Index 500 Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited- Term Bond Portfolio	T. Rowe Price New America Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio

INVESTMENT INCOME (LOSS):
Dividend income	$1,431,381	$—	$—	$6,296	$31,852	$47,031	$—	$272,484
Mortality and expense risk charges	(14)	(133)	—	—	(1,963)	(7)	—	—

Net investment income (loss)	1,431,367	(133)	—	6,296	29,889	47,024	—	272,484

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	38,011,246	2,168,203	9,674,174	264,011	1,009,450	3,354,979	4,853,827	3,669,265
Cost of investments sold	(38,689,864)	(1,795,839)	(5,771,977)	(202,858)	(829,894)	(3,356,829)	(3,950,178)	(2,853,892)

Net realized gain (loss) on investments	(678,618)	372,364	3,902,197	61,153	179,556	(1,850)	903,649	815,373
Realized gain distribution received	—	405,581	—	—	16,863	—	1,057,844	1,077,011
Change in unrealized appreciation (depreciation) on investments	2,026,457	(993,793)	(682,520)	(19,269)	(279,343)	(12,694)	(1,163,673)	(1,338,502)

Net gain (loss) on investments	1,347,839	(215,848)	3,219,677	41,884	(82,924)	(14,544)	797,820	553,882

Net increase (decrease) in net assets resulting from operations	$2,779,206	$(215,981)	$3,219,677	$48,180	$(53,035)	$32,480	$797,820	$826,366

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2014

	TOPS® Aggressive Growth ETF Portfolio— Class 2 Shares	TOPS® Balanced ETF Portfolio— Class 2 Shares	TOPS® Conservative ETF Portfolio— Class 2 Shares	TOPS® Growth ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Balanced ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio— Class 2 Shares	TOPS® Moderate Growth ETF Portfolio— Class 2 Shares

INVESTMENT INCOME (LOSS):
Dividend income	$264	$866	$584	$469	$1,775	$337	$2,939	$5,353
Mortality and expense risk charges	—	—	—	—	—	—	—	—

Net investment income (loss)	264	866	584	469	1,775	337	2,939	5,353

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	17,301	5,047	2,701	2,643	5,000	7,988	16,680	60,900
Cost of investments sold	(15,994)	(4,899)	(2,717)	(2,442)	(4,546)	(7,409)	(15,184)	(59,073)

Net realized gain (loss) on investments	1,307	148	(16)	201	454	579	1,496	1,827
Realized gain distribution received	660	2,180	1,595	381	1,432	—	3,334	16,324
Change in unrealized appreciation (depreciation) on investments	(1,322)	(2,187)	162	(165)	(194)	(1,112)	(3,822)	(16,346)

Net gain (loss) on investments	645	141	1,741	417	1,692	(533)	1,008	1,805

Net increase (decrease) in net assets resulting from operations	$909	$1,007	$2,325	$886	$3,467	$(196)	$3,947	$7,158

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2014

	UIF Emerging Markets Debt Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I	Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares	Van Eck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares	Voya Russell™ Mid Cap Index Portfolio— Class I

INVESTMENT INCOME (LOSS):
Dividend income	$376,219	$168,405	$—	$113,353	$74,869
Mortality and expense risk charges	(141)	(176)	—	—	—

Net investment income (loss)	376,078	168,229	—	113,353	74,869

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,669,077	2,044,221	12,109	1,985,378	542,986
Cost of investments sold	(1,777,617)	(1,518,852)	(11,813)	(2,195,451)	(398,408)

Net realized gain (loss) on investments	(108,540)	525,369	296	(210,073)	144,578
Realized gain distribution received	51,763	—	6,777	181,160	219,334
Change in unrealized appreciation (depreciation) on investments	(116,489)	2,298,714	(13,711)	33,947	417,629

Net gain (loss) on investments	(173,266)	2,824,083	(6,638)	5,034	781,541

Net increase (decrease) in net assets resulting from operations	$202,812	$2,992,312	$(6,638)	$118,387	$856,410

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets

For the years ended December 31, 2014

and December 31, 2013

	MainStay VP Bond— Initial Class		MainStay VP Cash Management— Initial Class		MainStay VP Common Stock— Initial Class		MainStay VP Convertible— Initial Class		MainStay VP Cornerstone Growth— Initial Class		MainStay VP Eagle Small Cap Growth— Initial Class
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,008,611	$889,683	$(25,788)	$(22,288)	$1,698,755	$1,836,131	$82,116	$43,853	$55,975	$62,333	$—	$7,154
Net realized gain (loss) on investments	(80,576)	(171,524)	4,100	2,394	1,536,481	632,937	46,218	12,187	459,168	174,518	1,249,974	310,863
Realized gain distribution received	—	752,398	—	—	—	—	115,870	126,154	1,823,249	—	28,209	—
Change in unrealized appreciation (depreciation) on investments	1,748,459	(2,307,597)	(4,100)	10,563	18,661,226	38,118,363	(54,783)	176,331	(1,533,764)	1,484,048	(1,162,065)	1,406,907

Net increase (decrease) in net assets resulting from operations	2,676,494	(837,040)	(25,788)	(9,331)	21,896,462	40,587,431	189,421	358,525	804,628	1,720,899	116,118	1,724,924

Contributions and (Withdrawals):
Payments received from policyowners	384,435	95,717	6,880,094	6,290,689	88,362	60,647	421,616	269,928	18,372	21,150	593,695	560,062
Cost of insurance	(476,216)	(455,923)	(2,661,088)	(2,551,495)	(1,229,040)	(964,519)	(54,327)	(36,856)	(83,661)	(68,032)	(132,296)	(136,190)
Policyowners’ surrenders	(52,326)	(25,544)	(4,644,589)	(5,183,877)	(8,726)	(28,672)	(160,056)	(64,276)	(15,964)	(36,943)	(153,854)	(988,008)
Net transfers from (to) Fixed Account	1,353,007	(205,846)	(1,281,227)	72,030	(67,951)	179,065	17,561	273,806	(111,226)	160,523	295,195	106,220
Transfers between Investment Divisions	1,899,468	(4,162,078)	(12,067,794)	(3,148,597)	(640,265)	(167,842)	169,521	336,025	190,180	626,978	(2,492,867)	1,092,193
Policyowners’ death benefits	—	(36,349)	(322,530)	(465,141)	(285,677)	(490,085)	—	(1,202)	—	(6,450)	(7,002)	(435)

Net contributions and (withdrawals)	3,108,368	(4,790,023)	(14,097,134)	(4,986,391)	(2,143,297)	(1,411,406)	394,315	777,425	(2,299)	697,226	(1,897,129)	633,842

Increase (decrease) in net assets	5,784,862	(5,627,063)	(14,122,922)	(4,995,722)	19,753,165	39,176,025	583,736	1,135,950	802,329	2,418,125	(1,781,011)	2,358,766
NET ASSETS:
Beginning of period	44,886,263	50,513,326	122,999,665	127,995,387	154,380,883	115,204,858	2,307,047	1,171,097	9,167,162	6,749,037	7,766,938	5,408,172

End of period	$50,671,125	$44,886,263	$108,876,743	$122,999,665	$174,134,048	$154,380,883	$2,890,783	$2,307,047	$9,969,491	$9,167,162	$5,985,927	$7,766,938

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	MainStay VP Emerging Markets Equity— Initial Class		MainStay VP Floating Rate— Initial Class		MainStay VP Government— Initial Class		MainStay VP High Yield Corporate Bond— Initial Class		MainStay VP ICAP Select Equity— Initial Class		MainStay VP Income Builder— Initial Class
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$128,349	$102,541	$157,290	$99,296	$62,925	$67,393	$2,041,264	$1,577,211	$3,809,518	$3,880,923	$462,486	$300,436
Net realized gain (loss) on investments	58,442	(62,671)	(3,489)	15,026	(48,297)	(39,703)	634,720	689,006	1,784,581	960,773	78,393	306,469
Realized gain distribution received	—	—	—	—	6,639	3,705	—	—	—	—	351,263	—
Change in unrealized appreciation (depreciation) on investments	(1,572,294)	(777,482)	(130,648)	(16,173)	76,801	(87,463)	(2,040,660)	(393,324)	21,826,730	68,877,045	(292,160)	647,798

Net increase (decrease) in net assets resulting from operations	(1,385,503)	(737,612)	23,153	98,149	98,068	(56,068)	635,324	1,872,893	27,420,829	73,718,741	599,982	1,254,703

Contributions and (Withdrawals):
Payments received from policyowners	1,109,301	1,418,079	518,962	384,676	421,213	713,220	3,184,029	3,986,296	300,884	293,450	—	—
Cost of insurance	(197,891)	(216,721)	(74,959)	(43,523)	(32,289)	(39,427)	(512,787)	(469,901)	(2,441,929)	(2,006,882)	(91,729)	(90,722)
Policyowners’ surrenders	(213,645)	(912,993)	(47,795)	(81,751)	(2,449)	(925,454)	(857,832)	(1,575,335)	(40,198)	(205,977)	—	—
Net transfers from (to) Fixed Account	1,397,077	862,503	853,505	209,789	95,416	9,144	(308,177)	629,353	149,749	138,246	968,929	(527,511)
Transfers between Investment Divisions	(3,307,029)	(654,452)	(354,775)	1,793,926	(144,918)	(722,540)	(573,356)	(1,261,522)	150,919	1,291,984	—	—
Policyowners’ death benefits	(1,493)	(5,760)	—	—	—	—	(12,793)	(3,391)	(572,135)	(993,736)	—	(177,459)

Net contributions and (withdrawals)	(1,213,680)	490,656	894,938	2,263,117	336,973	(965,057)	919,084	1,305,500	(2,452,710)	(1,482,915)	877,200	(795,692)

Increase (decrease) in net assets	(2,599,183)	(246,956)	918,091	2,361,266	435,041	(1,021,125)	1,554,408	3,178,393	24,968,119	72,235,826	1,477,182	459,011
NET ASSETS:
Beginning of period	13,673,745	13,920,701	3,614,804	1,253,538	1,819,450	2,840,575	32,784,705	29,606,312	318,943,626	246,707,800	7,726,345	7,267,334

End of period	$11,074,562	$13,673,745	$4,532,895	$3,614,804	$2,254,491	$1,819,450	$34,339,113	$32,784,705	$343,911,745	$318,943,626	$9,203,527	$7,726,345

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	MainStay VP International Equity— Initial Class		MainStay VP Janus Balanced— Initial Class		MainStay VP Large Cap Growth— Initial Class		MainStay VP Marketfield— Initial Class		MainStay VP MFS® Utilities— Initial Class		MainStay VP Mid Cap Core— Initial Class
	2014	2013	2014	2013	2014	2013	2014	2013 (a)	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$190,992	$409,478	$177,817	$143,750	$(261)	$455	$—	$—	$63,185	$67,483	$237,251	$568,816
Net realized gain (loss) on investments	512,571	99,419	948,462	118,795	16,049	7,390	(39,800)	—	341,336	139,783	1,227,969	436,879
Realized gain distribution received	—	—	225,685	15,900	72,535	1,219	—	—	152,751	37,409	11,851,382	4,311,091
Change in unrealized appreciation (depreciation) on investments	(1,877,971)	5,524,235	(446,909)	1,477,979	(17,985)	38,995	(95,100)	44	(176,811)	309,432	(2,024,846)	18,180,811

Net increase (decrease) in net assets resulting from operations	(1,174,408)	6,033,132	905,055	1,756,424	70,338	48,059	(134,900)	44	380,461	554,107	11,291,756	23,497,597

Contributions and (Withdrawals):
Payments received from policyowners	157,068	180,849	3,007,250	830,128	71,517	104,062	99,226	—	411,154	284,899	957,300	1,266,144
Cost of insurance	(1,196,782)	(1,277,069)	(245,240)	(206,956)	(17,707)	(8,263)	(3,379)	(6)	(91,078)	(77,706)	(639,537)	(500,034)
Policyowners’ surrenders	(468,234)	(167,815)	(1,544,598)	(484,242)	(3,609)	—	—	—	(1,114,283)	(358,461)	(729,271)	(517,490)
Net transfers from (to) Fixed Account	(519,919)	47,278	977,922	279,876	69,878	105,590	124,185	—	178,015	121,168	(150,944)	62,911
Transfers between Investment Divisions	(1,000,021)	505,248	(3,466,434)	519,629	147,345	2,546	1,336,921	1,724	606,278	(170,846)	(838,497)	582,819
Policyowners’ death benefits	(164,005)	(350,043)	—	—	—	—	—	—	(4,711)	—	(159,935)	(226,899)

Net contributions and (withdrawals)	(3,191,893)	(1,061,552)	(1,271,100)	938,435	267,424	203,935	1,556,953	1,718	(14,625)	(200,946)	(1,560,884)	667,451

Increase (decrease) in net assets	(4,366,301)	4,971,580	(366,045)	2,694,859	337,762	251,994	1,422,053	1,762	365,836	353,161	9,730,872	24,165,048
NET ASSETS:
Beginning of period	46,256,649	41,285,069	11,052,128	8,357,269	330,696	78,702	1,762	—	3,199,650	2,846,489	80,397,873	56,232,825

End of period	$41,890,348	$46,256,649	$10,686,083	$11,052,128	$668,458	$330,696	$1,423,815	$1,762	$3,565,486	$3,199,650	$90,128,745	$80,397,873

(a)	For the period November 15, 2013 (commencement of Investment Division) through December 31, 2013.

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	MainStay VP S&P 500 Index— Initial Class		MainStay VP T. Rowe Price Equity Income— Initial Class		MainStay VP U.S. Small Cap— Initial Class		MainStay VP Van Eck Global Hard Assets— Initial Class		Alger SMid Cap Growth Portfolio— Class I-2		AllianceBernstein VPS International Value Portfolio— Class A
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,476,515	$2,375,002	$357,882	$340,870	$31,729	$58,834	$20,302	$54,152	$—	$—	$886	$1,408
Net realized gain (loss) on investments	3,483,677	2,041,160	2,015,620	1,378,037	500,212	240,137	89,613	5,271	4,885	840	58	128
Realized gain distribution received	—	—	1,217,279	204,590	746,059	—	—	—	119,429	78,431	—	—
Change in unrealized appreciation (depreciation) on investments	19,387,134	43,069,226	(1,614,414)	4,733,728	(643,551)	2,192,660	(1,033,654)	415,510	(102,324)	27,942	(2,459)	3,227

Net increase (decrease) in net assets resulting from operations	25,347,326	47,485,388	1,976,367	6,657,225	634,449	2,491,631	(923,739)	474,933	21,990	107,213	(1,515)	4,763

Contributions and (Withdrawals):
Payments received from policyowners	756,329	231,036	747,437	1,368,783	118,798	102,568	422,543	473,746	53,933	56,835	—	—
Cost of insurance	(5,868,790)	(5,579,201)	(457,886)	(581,534)	(90,498)	(70,230)	(73,058)	(69,640)	(8,840)	(7,598)	(430)	(454)
Policyowners’ surrenders	(289,603)	(119,675)	(1,887,775)	(2,044,754)	—	(675,241)	(58,201)	(59,587)	(40,860)	(3,473)	—	—
Net transfers from (to) Fixed Account	43,694	(15,067)	(960,364)	(182,489)	40,092	(1,795)	(55,942)	31,497	(40,716)	6,361	(2)	(1,885)
Transfers between Investment Divisions	4,137,713	2,989,042	(2,230,495)	(1,180,606)	(371,069)	1,300,975	(399,647)	1,403,888	3,898	(4,999)	—	—
Policyowners’ death benefits	(792,036)	(1,591,145)	(54,623)	(54,423)	—	—	(670)	—	—	—	—	—

Net contributions and (withdrawals)	(2,012,693)	(4,085,010)	(4,843,706)	(2,675,023)	(302,677)	656,277	(164,975)	1,779,904	(32,585)	47,126	(432)	(2,339)

Increase (decrease) in net assets	23,334,633	43,400,378	(2,867,339)	3,982,202	331,772	3,147,908	(1,088,714)	2,254,837	(10,595)	154,339	(1,947)	2,424
NET ASSETS:
Beginning of period	195,120,349	151,719,971	27,606,380	23,624,178	9,900,892	6,752,984	5,237,755	2,982,918	452,659	298,320	24,809	22,385

End of period	$218,454,982	$195,120,349	$24,739,041	$27,606,380	$10,232,664	$9,900,892	$4,149,041	$5,237,755	$442,064	$452,659	$22,862	$24,809

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	AllianceBernstein VPS Small/Mid Cap Value Portfolio— Class A		American Century Investments® VP Inflation Protection Fund— Class II		American Century Investments® VP Mid Cap Value Fund— Class II	American Century Investments® VP Value Fund— Class II		American Funds IS® Asset Allocation FundSM— Class 2		American Funds IS® Global Growth FundSM— Class 1
	2014	2013	2014	2013	2014	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$29,291	$20,222	$10,418	$5,209	$1,919	$71,164	$61,119	$35,855	$19,787	$23,612	$20,039
Net realized gain (loss) on investments	412,018	460,857	(3,770)	(630)	24	170,005	99,318	230,992	67,396	318,730	5,404
Realized gain distribution received	483,139	187,713	19,267	11,548	221	—	—	127,589	—	205,970	—
Change in unrealized appreciation (depreciation) on investments	(529,891)	537,243	(2,652)	(45,025)	23,805	375,459	954,401	(224,198)	160,512	(485,666)	293,687

Net increase (decrease) in net assets resulting from operations	394,557	1,206,035	23,263	(28,898)	25,969	616,628	1,114,838	170,238	247,695	62,646	319,130

Contributions and (Withdrawals):
Payments received from policyowners	563,488	642,267	34,365	9,405	16,334	273,731	321,906	1,128,928	1,298,141	574,455	713,056
Cost of insurance	(70,781)	(67,604)	(9,016)	(3,342)	(1,116)	(70,670)	(60,461)	(61,027)	(37,296)	(29,936)	(19,223)
Policyowners’ surrenders	(309,017)	(141,701)	(3,834)	(2,606)	(1,754)	(371,939)	(292,872)	(977,437)	(87,206)	(19,619)	(1,064)
Net transfers from (to) Fixed Account	(95,936)	(417,974)	111,396	13,605	262,381	454,930	11,795	209,649	63,651	21,742	55,049
Transfers between Investment Divisions	44,882	(573,691)	74,705	332,014	225,322	280,554	94,092	(534,659)	188,612	(1,227,652)	107,286
Policyowners’ death benefits	(3,488)	(37,403)	(1,627)	(6)	—	(5,106)	—	(3,363)	(986)	—	—

Net contributions and (withdrawals)	129,148	(596,106)	205,989	349,070	501,167	561,500	74,460	(237,909)	1,424,916	(681,010)	855,104

Increase (decrease) in net assets	523,705	609,929	229,252	320,172	527,136	1,178,128	1,189,298	(67,671)	1,672,611	(618,364)	1,174,234
NET ASSETS:
Beginning of period	3,994,514	3,384,585	648,118	327,946	—	4,619,136	3,429,838	2,561,907	889,296	2,147,494	973,260

End of period	$4,518,219	$3,994,514	$877,370	$648,118	$527,136	$5,797,264	$4,619,136	$2,494,236	$2,561,907	$1,529,130	$2,147,494

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	American Funds IS® Global Small Capitalization FundSM— Class 2		American Funds IS® Growth FundSM— Class 2		American Funds IS® Growth- Income FundSM— Class 2		American Funds IS® International FundSM— Class 2		Davis Value Portfolio		Delaware VIP® Emerging Markets Series— Standard Class
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014 (b)

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,318	$11,471	$111,299	$101,100	$9,661	$10,876	$336,873	$261,389	$9,405	$5,915	$—
Net realized gain (loss) on investments	83,561	186,274	425,146	373,989	177,684	125,045	1,395,579	916,722	10,408	3,206	—
Realized gain distribution received	4,607	—	658,067	—	29,334	—	—	—	203,566	50,025	—
Change in unrealized appreciation (depreciation) on investments	(75,411)	87,198	(67,923)	2,284,946	(147,925)	87,099	(2,323,589)	2,435,908	(165,411)	113,645	(42)

Net increase (decrease) in net assets resulting from operations	14,075	284,943	1,126,589	2,760,035	68,754	223,020	(591,137)	3,614,019	57,968	172,791	(42)

Contributions and (Withdrawals):
Payments received from policyowners	276,874	287,184	403,779	176,492	91,492	75,790	3,246,268	3,748,095	122,263	101,925	40
Cost of insurance	(23,145)	(27,200)	(165,987)	(126,224)	(21,213)	(20,699)	(380,684)	(353,114)	(16,613)	(13,527)	—
Policyowners’ surrenders	(9,603)	(261,234)	(314,575)	(9,112)	(409,386)	(133,829)	(874,794)	(547,994)	(15,286)	(12,534)	—
Net transfers from (to) Fixed Account	10,449	98,986	140,446	69,452	40,539	22,425	(628,631)	87,595	121,393	3,868	5,896
Transfers between Investment Divisions	(41,265)	(554,934)	565,700	386,146	164,341	37,391	(13,861)	1,691,862	60,127	26,404	266
Policyowners’ death benefits	—	(687)	(2,565)	(37,987)	(4,725)	—	(7,914)	(649)	—	—	—

Net contributions and (withdrawals)	213,310	(457,885)	626,798	458,767	(138,952)	(18,922)	1,340,384	4,625,795	271,884	106,136	6,202

Increase (decrease) in net assets	227,385	(172,942)	1,753,387	3,218,802	(70,198)	204,098	749,247	8,239,814	329,852	278,927	6,160
NET ASSETS:
Beginning of period	841,496	1,014,438	12,534,772	9,315,970	905,042	700,944	22,758,133	14,518,319	746,584	467,657	—

End of period	$1,068,881	$841,496	$14,288,159	$12,534,772	$834,844	$905,042	$23,507,380	$22,758,133	$1,076,436	$746,584	$6,160

(b)	For the period December 1, 2014 (commencement of Investment Division) through December 31, 2014.

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	Delaware VIP® International Value Equity Series— Standard Class		Delaware VIP® Small Cap Value Series— Standard Class		Deutsche Global Small Cap VIP— Class A		Deutsche Small Cap Index VIP— Class A		Deutsche Small Mid Cap Value VIP— Class A		DFA VA International Small Portfolio	DFA VA U.S. Targeted Value Portfolio
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014 (b)	2014

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$61,223	$57,341	$29,436	$30,790	$7,281	$58	$207,288	$235,646	$18,832	$22,228	$—	$3,493
Net realized gain (loss) on investments	223,094	341,139	241,814	94,782	(1,806)	462	918,301	1,325,336	447,179	306,736	—	8,732
Realized gain distribution received	—	—	453,418	195,226	94,345	614	1,180,512	566,471	11,264	—	—	18,466
Change in unrealized appreciation (depreciation) on investments	(486,512)	268,526	(409,660)	895,164	(134,975)	18,535	(1,176,316)	2,604,387	(341,183)	312,988	1	(18,169)

Net increase (decrease) in net assets resulting from operations	(202,195)	667,006	315,008	1,215,962	(35,155)	19,669	1,129,785	4,731,840	136,092	641,952	1	12,522

Contributions and (Withdrawals):
Payments received from policyowners	47,554	142,960	128,798	214,094	172,128	339,178	2,666,693	3,537,853	340,685	260,294	15	34,299
Cost of insurance	(68,375)	(66,594)	(90,393)	(69,391)	(7,953)	(1,769)	(253,999)	(224,510)	(38,805)	(37,869)	—	(2,718)
Policyowners’ surrenders	(1,061,415)	(172,231)	(30,449)	(791)	—	16	(721,645)	(309,934)	(657,101)	(112,671)	—	(117,797)
Net transfers from (to) Fixed Account	(4,555)	23,772	98,324	(72,075)	25,398	1,954	(318,691)	(23,613)	(12,075)	(11,621)	31	194,837
Transfers between Investment Divisions	422,397	(1,038,427)	(169,018)	386,556	(23,153)	359,437	955,648	(651,756)	(201,918)	(436,785)	—	254,963
Policyowners’ death benefits	(8,820)	—	(2,585)	(10,301)	—	—	(3,861)	(4,274)	—	—	—	—

Net contributions and (withdrawals)	(673,214)	(1,110,520)	(65,323)	448,092	166,420	698,816	2,324,145	2,323,766	(569,214)	(338,652)	46	363,584

Increase (decrease) in net assets	(875,409)	(443,514)	249,685	1,664,054	131,265	718,485	3,453,930	7,055,606	(433,122)	303,300	47	376,106
NET ASSETS:
Beginning of period	2,417,326	2,860,840	5,309,838	3,645,784	724,509	6,024	19,872,956	12,817,350	2,220,638	1,917,338	—	—

End of period	$1,541,917	$2,417,326	$5,559,523	$5,309,838	$855,774	$724,509	$23,326,886	$19,872,956	$1,787,516	$2,220,638	$47	$376,106

(b)	For the period December 1, 2014 (commencement of Investment Division) through December 31, 2014.

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	Dreyfus IP Technology Growth Portfolio— Initial Shares		Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares		Fidelity® VIP Contrafund® Portfolio— Initial Class		Fidelity® VIP Equity-Income Portfolio— Initial Class		Fidelity® VIP Freedom 2010 Portfolio— Initial Class		Fidelity® VIP Freedom 2020 Portfolio— Initial Class
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$—	$—	$—	$321,456	$271,114	$186,104	$144,327	$194,523	$196,158	$338,100	$282,937
Net realized gain (loss) on investments	570,086	104,112	442	(34)	2,380,066	2,561,037	311,001	441,920	634,934	192,369	659,693	497,763
Realized gain distribution received	184,639	—	—	—	684,714	7,333	90,227	381,728	188,812	112,881	308,335	197,394
Change in unrealized appreciation (depreciation) on investments	(553,066)	706,650	(98)	8,428	184,686	4,280,814	(53,395)	402,368	(494,286)	771,037	(492,219)	1,296,559

Net increase (decrease) in net assets resulting from operations	201,659	810,762	344	8,394	3,570,922	7,120,298	533,937	1,370,343	523,983	1,272,445	813,909	2,274,653

Contributions and (Withdrawals):
Payments received from policyowners	172,105	80,440	—	29	2,353,823	2,175,304	57,535	95,533	165,667	388,709	1,163,900	1,231,058
Cost of insurance	(50,463)	(44,602)	(926)	(873)	(480,144)	(606,299)	(100,414)	(94,048)	(230,073)	(317,312)	(365,643)	(486,323)
Policyowners’ surrenders	(414,897)	(108,893)	(1,582)	—	(2,732,435)	(2,392,177)	(85,260)	(145,926)	(69,349)	(11,316)	(717,776)	(172,530)
Net transfers from (to) Fixed Account	(96,201)	38,071	—	(1)	(907,536)	179,035	265	1,879	(278,567)	24,320	(166,470)	(798,170)
Transfers between Investment Divisions	226,458	70,249	—	—	4,162,268	(3,053,828)	(10,138)	(54,764)	(54,303)	2,698,220	3,175,825	1,810,890
Policyowners’ death benefits	(3,449)	—	—	—	(92,010)	(41,079)	—	(3)	(67,148)	(34,838)	(80,713)	(80,872)

Net contributions and (withdrawals)	(166,447)	35,265	(2,508)	(845)	2,303,966	(3,739,044)	(138,012)	(197,329)	(533,773)	2,747,783	3,009,123	1,504,053

Increase (decrease) in net assets	35,212	846,027	(2,164)	7,549	5,874,888	3,381,254	395,925	1,173,014	(9,790)	4,020,228	3,823,032	3,778,706
NET ASSETS:
Beginning of period	3,315,372	2,469,345	25,326	17,777	29,225,725	25,844,471	6,210,355	5,037,341	11,997,468	7,977,240	16,596,635	12,817,929

End of period	$3,350,584	$3,315,372	$23,162	$25,326	$35,100,613	$29,225,725	$6,606,280	$6,210,355	$11,987,678	$11,997,468	$20,419,667	$16,596,635

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	Fidelity® VIP Freedom 2030 Portfolio— Initial Class		Fidelity® VIP Freedom 2040 Portfolio— Initial Class		Fidelity® VIP Growth Portfolio— Initial Class		Fidelity® VIP Index 500 Portfolio— Initial Class		Fidelity® VIP Investment Grade Bond Portfolio— Initial Class		Fidelity® VIP Mid Cap Portfolio— Initial Class
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$190,754	$129,623	$61,881	$39,868	$4,840	$5,233	$1,560,542	$1,319,713	$312,618	$258,446	$78,662	$151,407
Net realized gain (loss) on investments	300,043	589,793	246,508	83,645	171,549	125,928	4,132,249	6,104,703	(41,040)	7,842	592,738	443,304
Realized gain distribution received	186,592	102,751	52,923	25,687	—	1,255	86,681	661,351	4,746	134,477	761,701	3,873,112
Change in unrealized appreciation (depreciation) on investments	(250,702)	603,564	(224,982)	343,463	70,533	366,603	5,662,902	10,880,126	403,386	(601,745)	477,538	4,684,972

Net increase (decrease) in net assets resulting from operations	426,687	1,425,731	136,330	492,663	246,922	499,019	11,442,374	18,965,893	679,710	(200,980)	1,910,639	9,152,795

Contributions and (Withdrawals):
Payments received from policyowners	604,569	467,483	357,978	164,593	288,286	146,009	6,938,912	6,105,076	522,482	782,061	742,729	657,266
Cost of insurance	(208,817)	(198,294)	(71,322)	(57,331)	(34,849)	(23,599)	(1,267,806)	(1,230,402)	(254,042)	(248,408)	(435,103)	(489,378)
Policyowners’ surrenders	(165,920)	(76,230)	(67,993)	(15,955)	(115,043)	(182,662)	(3,842,964)	(3,241,742)	(1,038,882)	(913,031)	(1,130,101)	(912,791)
Net transfers from (to) Fixed Account	(81,642)	63,972	(39,571)	34,522	(38,417)	2,907	3,124,563	(5,702,540)	191,157	108,086	(230,147)	79,606
Transfers between Investment Divisions	3,605,633	(82,563)	1,114,536	608,948	169,000	46,081	4,716,284	3,230,132	3,907,078	1,110,027	(2,685,184)	(439,721)
Policyowners’ death benefits	(35,387)	(14,465)	(5,766)	(3,339)	—	—	(37,306)	(68,520)	(13,634)	(9,236)	(35,621)	(42,992)

Net contributions and (withdrawals)	3,718,436	159,903	1,287,862	731,438	268,977	(11,264)	9,631,683	(907,996)	3,314,159	829,499	(3,773,427)	(1,148,010)

Increase (decrease) in net assets	4,145,123	1,585,634	1,424,192	1,224,101	515,899	487,755	21,074,057	18,057,897	3,993,869	628,519	(1,862,788)	8,004,785
NET ASSETS:
Beginning of period	8,115,209	6,529,575	2,756,654	1,532,553	2,135,734	1,647,979	78,529,066	60,471,169	10,678,555	10,050,036	33,930,635	25,925,850

End of period	$12,260,332	$8,115,209	$4,180,846	$2,756,654	$2,651,633	$2,135,734	$99,603,123	$78,529,066	$14,672,424	$10,678,555	$32,067,847	$33,930,635

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	Fidelity® VIP Money Market Portfolio— Initial Class		Fidelity® VIP Overseas Portfolio— Initial Class		Fidelity® VIP Real Estate Portfolio— Initial Class		Fidelity® VIP Value Leaders Portfolio— Initial Class		Fidelity® VIP Value Strategies Portfolio— Service Class 2		Invesco V.I. American Value Fund—Series I Shares
	2014	2013	2014	2013	2014	2013 (a)	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$3,653	$10,405	$150,628	$146,114	$33,099	$—	$735	$153	$4,424	$3,344	$38,383	$55,454
Net realized gain (loss) on investments	—	—	366,288	701,915	88,563	—	2,787	3,038	8,179	145,857	1,310,269	527,896
Realized gain distribution received	—	—	2,861	40,060	104,011	—	—	—	—	—	685,245	—
Change in unrealized appreciation (depreciation) on investments	—	—	(1,442,929)	1,878,527	164,286	—	2,586	2,884	20,419	881	(1,242,886)	1,347,943

Net increase (decrease) in net assets resulting from operations	3,653	10,405	(923,152)	2,766,616	389,959	—	6,108	6,075	33,022	150,082	791,011	1,931,293

Contributions and (Withdrawals):
Payments received from policyowners	8,803,708	6,654,655	599,829	1,171,021	713,903	798,755	9,156	11,475	39,420	48,904	626,074	775,074
Cost of insurance	(759,226)	(802,260)	(246,384)	(264,067)	(3,962)	—	(1,631)	(957)	(19,169)	(23,821)	(138,746)	(119,434)
Policyowners’ surrenders	(241,814)	(1,011,558)	(248,864)	(527,964)	(101)	—	—	(468)	(12,256)	(1,150)	(9,898)	(2,507)
Net transfers from (to) Fixed Account	5,803,365	4,493,337	(204,352)	(78,433)	73,334	—	701	7	12,949	(4,275)	19,977	107,195
Transfers between Investment Divisions	(5,158,332)	(15,339,945)	(167,050)	(528,210)	29,547	—	26,799	2,979	9,305	(77,773)	(2,639,460)	2,535,597
Policyowners’ death benefits	(17,840)	(66,252)	(17,584)	(10,903)	—	—	—	—	—	—	(2,258)	(3,744)

Net contributions and (withdrawals)	8,429,861	(6,072,023)	(284,405)	(238,556)	812,721	798,755	35,025	13,036	30,249	(58,115)	(2,144,311)	3,292,181

Increase (decrease) in net assets	8,433,514	(6,061,618)	(1,207,557)	2,528,060	1,202,680	798,755	41,133	19,111	63,271	91,967	(1,353,300)	5,223,474
NET ASSETS:
Beginning of period	31,467,414	37,529,032	11,719,087	9,191,027	798,755	—	22,858	3,747	494,699	402,732	9,740,075	4,516,601

End of period	$39,900,928	$31,467,414	$10,511,530	$11,719,087	$2,001,435	$798,755	$63,991	$22,858	$557,970	$494,699	$8,386,775	$9,740,075

(a)	For the period November 15, 2013 (commencement of Investment Division) through December 31, 2013.

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	Invesco V.I. Global Real Estate Fund— Series I Shares		Invesco V.I. International Growth Fund—Series I Shares		Invesco V.I. Mid Cap Core Equity Fund—Series I Shares		Janus Aspen Enterprise Portfolio— Institutional Shares		Janus Aspen Flexible Bond Portfolio— Institutional Shares	Janus Aspen Forty Portfolio— Institutional Shares
	2014	2013	2014	2013	2014	2013	2014	2013	2014 (b)	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$74,003	$124,246	$253,937	$133,777	$297	$2,343	$10,874	$24,900	$—	$5,153	$21,849
Net realized gain (loss) on investments	113,898	142,152	784,350	422,140	22,877	36,593	640,161	998,130	—	413,391	148,111
Realized gain distribution received	—	—	—	—	85,300	23,654	465,308	—	—	953,671	—
Change in unrealized appreciation (depreciation) on investments	398,192	(189,575)	(936,399)	1,337,195	(102,005)	32,475	(311,148)	376,039	4	(1,111,233)	666,524

Net increase (decrease) in net assets resulting from operations	586,093	76,823	101,888	1,893,112	6,469	95,065	805,195	1,399,069	4	260,982	836,484

Contributions and (Withdrawals):
Payments received from policyowners	364,843	331,516	1,677,218	1,351,903	60,410	34,328	416,760	299,732	—	288,804	194,520
Cost of insurance	(77,406)	(57,129)	(223,045)	(170,800)	(13,200)	(9,490)	(121,116)	(102,118)	—	(72,377)	(66,839)
Policyowners’ surrenders	(8,026)	(18,548)	(530,218)	(980,034)	(15,720)	(23,561)	(2,121,390)	(1,128,379)	—	(524,944)	(230,805)
Net transfers from (to) Fixed Account	(7,469)	(24,570)	(654,663)	14,531	13,848	3,298	(67,426)	(36,451)	1,053	2,113	17,308
Transfers between Investment Divisions	671,969	103,187	2,756,596	816,431	322,939	(117,181)	2,147,348	845,085	—	(402,319)	171,020
Policyowners’ death benefits	(901)	—	(13,713)	(52,459)	—	—	(4,598)	—	—	(5,919)	(2,563)

Net contributions and (withdrawals)	943,010	334,456	3,012,175	979,572	368,277	(112,606)	249,578	(122,131)	1,053	(714,642)	82,641

Increase (decrease) in net assets	1,529,103	411,279	3,114,063	2,872,684	374,746	(17,541)	1,054,773	1,276,938	1,057	(453,660)	919,125
NET ASSETS:
Beginning of period	3,396,118	2,984,839	13,105,391	10,232,707	376,758	394,299	6,143,828	4,866,890	—	3,616,265	2,697,140

End of period	$4,925,221	$3,396,118	$16,219,454	$13,105,391	$751,504	$376,758	$7,198,601	$6,143,828	$1,057	$3,162,605	$3,616,265

(b)	For the period December 1, 2014 (commencement of Investment Division) through December 31, 2014.

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	Janus Aspen Global Research Portfolio— Institutional Shares		Lazard Retirement International Equity Portfolio— Service Shares		Lord Abbett Series Fund Mid Cap Stock Portfolio— Class VC		LVIP Baron Growth Opportunities Fund— Service Class		LVIP SSgA Bond Index Fund— Standard Class		LVIP SSgA Developed International 150 Fund— Standard Class
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$5,987	$4,470	$60,300	$48,683	$24,673	$20,331	$27,452	$36,051	$215,919	$94,091	$35,167	$16,268
Net realized gain (loss) on investments	18,825	8,414	206,723	147,281	349,515	501,891	1,301,778	657,126	(35,022)	(60,168)	1,410	327
Realized gain distribution received	—	—	—	—	—	—	86,321	770,613	5,747	15,486	20,928	—
Change in unrealized appreciation (depreciation) on investments	18,015	90,753	(430,242)	526,030	267,289	687,636	(719,544)	1,619,907	124,335	(175,587)	(80,561)	37,764

Net increase (decrease) in net assets resulting from operations	42,827	103,637	(163,219)	721,994	641,477	1,209,858	696,007	3,083,697	310,979	(126,178)	(23,056)	54,359

Contributions and (Withdrawals):
Payments received from policyowners	73,021	43,626	57,021	105,689	229,925	170,372	1,632,770	1,961,740	458,663	67,383	346,375	221,446
Cost of insurance	(24,065)	(20,671)	(72,101)	(106,122)	(89,425)	(128,780)	(241,838)	(219,598)	(50,743)	(68,611)	(10,222)	(2,762)
Policyowners’ surrenders	(19,503)	(63,372)	(17,028)	(36,977)	(20,852)	(963,724)	(1,017,391)	(422,576)	—	—	—	—
Net transfers from (to) Fixed Account	99,763	2,796	53,086	29,133	(27,607)	4,235	(279,327)	150,842	(252,686)	(526,649)	39,861	331,691
Transfers between Investment Divisions	8,225	17,913	(170,313)	(242,603)	(141,083)	321,245	2,245,172	366,862	7,214,194	(279,448)	132,790	45,046
Policyowners’ death benefits	(2,129)	(6,420)	(18,906)	(40,285)	(25,517)	(14,992)	(12,246)	(2,791)	(2,716)	(967)	—	—

Net contributions and (withdrawals)	135,312	(26,128)	(168,241)	(291,165)	(74,559)	(611,644)	2,327,140	1,834,479	7,366,712	(808,292)	508,804	595,421

Increase (decrease) in net assets	178,139	77,509	(331,460)	430,829	566,918	598,214	3,023,147	4,918,176	7,677,691	(934,470)	485,748	649,780
NET ASSETS:
Beginning of period	475,955	398,446	4,023,348	3,592,519	5,213,004	4,614,790	12,466,151	7,547,975	3,938,942	4,873,412	649,780	—

End of period	$654,094	$475,955	$3,691,888	$4,023,348	$5,779,922	$5,213,004	$15,489,298	$12,466,151	$11,616,633	$3,938,942	$1,135,528	$649,780

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	LVIP SSgA Emerging Markets 100 Fund— Standard Class		LVIP SSgA International Index Fund— Standard Class		MFS® Global Tactical Allocation Portfolio— Initial Class		MFS® International Value Portfolio— Initial Class		MFS® Investors Trust Series— Initial Class		MFS® New Discovery Series— Initial Class
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$186,867	$29,410	$170,590	$39,271	$226,459	$10,578	$199,858	$111,102	$434	$720	$—	$—
Net realized gain (loss) on investments	(10,505)	(2,942)	70,443	35,123	53,726	5,698	1,022,169	36,429	14,345	477	341	78
Realized gain distribution received	—	—	—	—	10,020	—	—	—	5,209	—	2,478	101
Change in unrealized appreciation (depreciation) on investments	(538,605)	29,570	(680,634)	366,276	68,031	44,324	(1,065,523)	1,498,229	(11,611)	22,057	(3,792)	4,065

Net increase (decrease) in net assets resulting from operations	(362,243)	56,038	(439,601)	440,670	358,236	60,600	156,504	1,645,760	8,377	23,254	(973)	4,244

Contributions and (Withdrawals):
Payments received from policyowners	771,045	1,361,386	328,350	18,725	1,592,798	1,725,198	879,476	1,029,921	1	—	—	—
Cost of insurance	(41,102)	(11,637)	(30,849)	(28,718)	(47,318)	(9,660)	(135,445)	(97,055)	(1,220)	(1,279)	(517)	(513)
Policyowners’ surrenders	(3,996)	(785)	(1,492)	—	(3,740)	—	(15,015)	—	(31,865)	—	(912)	—
Net transfers from (to) Fixed Account	(591,661)	40,278	1,216,841	(114,892)	305,088	411,490	158,815	140,631	—	—	—	—
Transfers between Investment Divisions	3,594,213	882,298	2,678,106	3,918	5,225,332	15,728	652,648	4,150,659	—	—	—	—
Policyowners’ death benefits	—	—	(3,052)	(354)	—	—	(6,082)	(1,429)	—	—	—	—

Net contributions and (withdrawals)	3,728,499	2,271,540	4,187,904	(121,321)	7,072,160	2,142,756	1,534,397	5,222,727	(33,084)	(1,279)	(1,429)	(513)

Increase (decrease) in net assets	3,366,256	2,327,578	3,748,303	319,349	7,430,396	2,203,356	1,690,901	6,868,487	(24,707)	21,975	(2,402)	3,731
NET ASSETS:
Beginning of period	2,748,626	421,048	2,390,448	2,071,099	2,512,440	309,084	11,299,951	4,431,464	95,888	73,913	14,196	10,465

End of period	$6,114,882	$2,748,626	$6,138,751	$2,390,448	$9,942,836	$2,512,440	$12,990,852	$11,299,951	$71,181	$95,888	$11,794	$14,196

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	MFS® Value Series— Initial Class		Neuberger Berman AMT Large Cap Value Portfolio— Class I		Oppenheimer Capital Appreciation Fund/VA— Non-Service Shares		Oppenheimer Core Bond Fund/VA— Non-Service Shares		PIMCO VIT Global Bond Portfolio (Unhedged)— Administrative Class		PIMCO VIT High Yield Portfolio— Administrative Class
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$316,350	$173,105	$6,530	$7,029	$834	$1,367	$64	$63	$190,429	$51,205	$135,000	$118,275
Net realized gain (loss) on investments	3,298,117	2,017,696	129,820	26,799	3,480	1,541	1	1	(111,473)	(321,986)	(3,146)	71,767
Realized gain distribution received	640,065	44,538	—	—	4,542	—	—	—	245,825	39,318	—	—
Change in unrealized appreciation (depreciation) on investments	(1,881,072)	2,150,566	(54,200)	132,116	19,970	33,395	21	(66)	(230,708)	(229,188)	(67,601)	(85,052)

Net increase (decrease) in net assets resulting from operations	2,373,460	4,385,905	82,150	165,944	28,826	36,303	86	(2)	94,073	(460,651)	64,253	104,990

Contributions and (Withdrawals):
Payments received from policyowners	5,432,026	4,874,245	40,505	34,128	19,040	15,116	—	—	872,355	1,317,873	238,356	456,491
Cost of insurance	(239,887)	(219,527)	(11,810)	(8,858)	(8,776)	(6,885)	(72)	(71)	(143,505)	(100,094)	(46,902)	(44,838)
Policyowners’ surrenders	(410,186)	(266,106)	—	—	(1,510)	—	—	—	(370,338)	(170,890)	(64,396)	(69,222)
Net transfers from (to) Fixed Account	(2,760,174)	198,530	(5,184)	29,020	8,728	4,959	—	—	1,190,105	315,732	(277,662)	(526,723)
Transfers between Investment Divisions	(3,280,193)	(1,019,947)	50,692	198,980	7,982	4,880	—	—	730,928	779,674	1,037,690	163,131
Policyowners’ death benefits	(20,252)	(38,327)	—	—	—	—	—	—	(1,606)	—	—	—

Net contributions and (withdrawals)	(1,278,666)	3,528,868	74,203	253,270	25,464	18,070	(72)	(71)	2,277,939	2,142,295	887,086	(21,161)

Increase (decrease) in net assets	1,094,794	7,914,773	156,353	419,214	54,290	54,373	14	(73)	2,372,012	1,681,644	951,339	83,829
NET ASSETS:
Beginning of period	20,581,882	12,667,109	853,642	434,428	161,701	107,328	1,204	1,277	5,846,990	4,165,346	1,969,979	1,886,150

End of period	$21,676,676	$20,581,882	$1,009,995	$853,642	$215,991	$161,701	$1,218	$1,204	$8,219,002	$5,846,990	$2,921,318	$1,969,979

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	PIMCO VIT Long-Term U.S. Government Portfolio— Administrative Class		PIMCO VIT Low Duration Portfolio— Administrative Class		PIMCO VIT Real Return Portfolio— Administrative Class		PIMCO VIT Total Return Portfolio— Administrative Class		Royce Micro-Cap Portfolio— Investment Class		T. Rowe Price Blue Chip Growth Portfolio
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$21,859	$68,769	$107,124	$80,369	$253,635	$322,393	$1,431,367	$1,356,019	$(133)	$32,835	$—	$7,946
Net realized gain (loss) on investments	(24,821)	(774,446)	(12,134)	20,376	(1,116,043)	(202,338)	(678,618)	19,362	372,364	191,731	3,902,197	2,600,386
Realized gain distribution received	—	37,569	—	—	—	142,023	—	544,937	405,581	172,898	—	—
Change in unrealized appreciation (depreciation) on investments	206,537	255,373	(26,114)	(107,791)	1,477,105	(2,336,297)	2,026,457	(3,206,653)	(993,793)	811,978	(682,520)	5,449,609

Net increase (decrease) in net assets resulting from operations	203,575	(412,735)	68,876	(7,046)	614,697	(2,074,219)	2,779,206	(1,286,335)	(215,981)	1,209,442	3,219,677	8,057,941

Contributions and (Withdrawals):
Payments received from policyowners	58,373	57,161	2,430,731	2,476,089	1,954,717	2,721,416	9,729,901	9,156,209	260,289	560,437	3,587,428	4,380,680
Cost of insurance	(11,477)	(88,996)	(143,539)	(110,693)	(286,309)	(353,078)	(1,032,093)	(1,352,711)	(87,789)	(108,642)	(561,792)	(650,253)
Policyowners’ surrenders	(927)	(11,945)	(1,136,791)	(50,152)	(1,693,078)	(575,013)	(2,436,253)	(2,356,566)	(958,521)	(297,424)	(928,955)	(300,348)
Net transfers from (to) Fixed Account	6,129	(2,762,686)	794,409	(133,932)	(2,313,776)	431,012	(1,994,664)	2,333,972	(284,313)	41,410	(1,267,764)	83,224
Transfers between Investment Divisions	(62,554)	179,370	(480,054)	1,296,860	(597,682)	(2,138,582)	(15,905,230)	1,280,324	(360,942)	(319,302)	1,534,582	2,937,077
Policyowners’ death benefits	—	—	(4,014)	(4,013)	(5,164)	(30,300)	(89,029)	(154,704)	(3,813)	(648)	(92,511)	(53,341)

Net contributions and (withdrawals)	(10,456)	(2,627,096)	1,460,742	3,474,159	(2,941,292)	55,455	(11,727,368)	8,906,524	(1,435,089)	(124,169)	2,270,988	6,397,039

Increase (decrease) in net assets	193,119	(3,039,831)	1,529,618	3,467,113	(2,326,595)	(2,018,764)	(8,948,162)	7,620,189	(1,651,070)	1,085,273	5,490,665	14,454,980
NET ASSETS:
Beginning of period	856,718	3,896,549	8,180,570	4,713,457	18,444,082	20,462,846	66,907,622	59,287,433	6,797,482	5,712,209	33,317,368	18,862,388

End of period	$1,049,837	$856,718	$9,710,188	$8,180,570	$16,117,487	$18,444,082	$57,959,460	$66,907,622	$5,146,412	$6,797,482	$38,808,033	$33,317,368

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	T. Rowe Price Equity Index 500 Portfolio		T. Rowe Price International Stock Portfolio		T. Rowe Price Limited-Term Bond Portfolio		T. Rowe Price New America Growth Portfolio		T. Rowe Price Personal Strategy Balanced Portfolio		TOPS® Aggressive Growth ETF Portfolio— Class 2 Shares
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$6,296	$8,282	$29,889	$22,653	$47,024	$71,260	$—	$—	$272,484	$236,775	$264	$154
Net realized gain (loss) on investments	61,153	130,551	179,556	148,721	(1,850)	(61,837)	903,649	1,605,703	815,373	455,935	1,307	10
Realized gain distribution received	—	—	16,863	—	—	—	1,057,844	1,110,922	1,077,011	1,010,638	660	30
Change in unrealized appreciation (depreciation) on investments	(19,269)	426	(279,343)	218,111	(12,694)	1,764	(1,163,673)	182,230	(1,338,502)	854,849	(1,322)	1,751

Net increase (decrease) in net assets resulting from operations	48,180	139,259	(53,035)	389,485	32,480	11,187	797,820	2,898,855	826,366	2,558,197	909	1,945

Contributions and (Withdrawals):
Payments received from policyowners	60,791	130,625	540,885	487,308	207,651	458,623	526,768	1,024,340	639,896	317,311	12,359	776
Cost of insurance	(16,145)	(17,886)	(47,621)	(51,977)	(55,806)	(76,279)	(184,403)	(184,193)	(263,797)	(385,000)	(629)	(177)
Policyowners’ surrenders	(20,035)	(74,571)	(388,657)	(125,068)	(1,343,069)	(561,339)	(296,963)	(771,923)	(562,100)	(113,026)	(392)	—
Net transfers from (to) Fixed Account	47,769	(13,973)	61,715	(224,881)	229,308	124,232	(155,274)	76,660	58,151	121,815	202	67
Transfers between Investment Divisions	(118,430)	(312,621)	(287,387)	(123,840)	(1,274,025)	(1,311,598)	(794,834)	(3,200,620)	(1,521,605)	483,950	(16,043)	21,207
Policyowners’ death benefits	—	—	—	(3,983)	(1,911)	—	(14,919)	—	(69,053)	(41,259)	—	—

Net contributions and (withdrawals)	(46,050)	(288,426)	(121,065)	(42,441)	(2,237,852)	(1,366,361)	(919,625)	(3,055,736)	(1,718,508)	383,791	(4,503)	21,873

Increase (decrease) in net assets	2,130	(149,167)	(174,100)	347,044	(2,205,372)	(1,355,174)	(121,805)	(156,881)	(892,142)	2,941,988	(3,594)	23,818
NET ASSETS:
Beginning of period	405,728	554,895	3,074,362	2,727,318	4,448,855	5,804,029	7,646,472	7,803,353	16,905,834	13,963,846	23,818	—

End of period	$407,858	$405,728	$2,900,262	$3,074,362	$2,243,483	$4,448,855	$7,524,667	$7,646,472	$16,013,692	$16,905,834	$20,224	$23,818

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	TOPS® Balanced ETF Portfolio— Class 2 Shares		TOPS® Conservative ETF Portfolio— Class 2 Shares		TOPS® Growth ETF Portfolio— Class 2 Shares		TOPS® Managed Risk Balanced ETF Portfolio— Class 2 Shares		TOPS® Managed Risk Growth ETF Portfolio— Class 2 Shares		TOPS® Managed Risk Moderate Growth ETF Portfolio— Class 2 Shares
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$866	$18	$584	$243	$469	$14	$1,775	$546	$337	$63	$2,939	$1,054
Net realized gain (loss) on investments	148	5	(16)	163	201	266	454	87	579	263	1,496	219
Realized gain distribution received	2,180	—	1,595	164	381	—	1,432	—	—	—	3,334	—
Change in unrealized appreciation (depreciation) on investments	(2,187)	186	162	74	(165)	653	(194)	3,480	(1,112)	420	(3,822)	9,030

Net increase (decrease) in net assets resulting from operations	1,007	209	2,325	644	886	933	3,467	4,113	(196)	746	3,947	10,303

Contributions and (Withdrawals):
Payments received from policyowners	56,493	6,938	17,536	416	26,675	5,964	120,208	91,086	35,371	5,979	161,582	121,450
Cost of insurance	(3,608)	(304)	(1,490)	(155)	(2,866)	(445)	(5,248)	(1,257)	(1,634)	(291)	(4,819)	(1,437)
Policyowners’ surrenders	—	—	—	(827)	—	—	(1,144)	—	—	—	—	(437)
Net transfers from (to) Fixed Account	554	2,503	131,374	58,778	4,018	7,664	—	13,155	(3,470)	1,523	(3,371)	30,350
Transfers between Investment Divisions	4,636	1,302	1,673	(18,351)	1,310	2,163	311	—	1,828	1,226	(7,146)	6,892
Policyowners’ death benefits	—	—	(1,628)	—	—	—	—	—	—	—	—	—

Net contributions and (withdrawals)	58,075	10,439	147,465	39,861	29,137	15,346	114,127	102,984	32,095	8,437	146,246	156,818

Increase (decrease) in net assets	59,082	10,648	149,790	40,505	30,023	16,279	117,594	107,097	31,899	9,183	150,193	167,121
NET ASSETS:
Beginning of period	10,648	—	43,220	2,715	16,279	—	110,374	3,277	9,663	480	173,087	5,966

End of period	$69,730	$10,648	$193,010	$43,220	$46,302	$16,279	$227,968	$110,374	$41,562	$9,663	$323,280	$173,087

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	TOPS® Moderate Growth ETF Portfolio— Class 2 Shares		UIF Emerging Markets Debt Portfolio— Class I		UIF U.S. Real Estate Portfolio— Class I		Van Eck VIP Multi-Manager Alternatives Fund— Initial Class Shares		Van Eck VIP Unconstrained Emerging Markets Bond Fund— Initial Class Shares		Voya Russell™ Mid Cap Index Portfolio— Class I
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$5,353	$259	$376,078	$254,435	$168,229	$126,718	$—	$—	$113,353	$38,688	$74,869	$58,916
Net realized gain (loss) on investments	1,827	10	(108,540)	158,147	525,369	1,294,903	296	(7)	(210,073)	(119,741)	144,578	125,534
Realized gain distribution received	16,324	88	51,763	78,044	—	—	6,777	1,016	181,160	313	219,334	147,038
Change in unrealized appreciation (depreciation) on investments	(16,346)	3,189	(116,489)	(1,051,136)	2,298,714	(1,376,166)	(13,711)	15,882	33,947	(74,467)	417,629	1,191,830

Net increase (decrease) in net assets resulting from operations	7,158	3,546	202,812	(560,510)	2,992,312	45,455	(6,638)	16,891	118,387	(155,207)	856,410	1,523,318

Contributions and (Withdrawals):
Payments received from policyowners	96,720	3,778	702,977	1,201,721	424,113	772,915	33,994	19,844	146,689	280,320	155,881	91,153
Cost of insurance	(10,288)	(553)	(110,385)	(106,960)	(142,088)	(135,524)	(10,322)	(4,435)	(41,934)	(45,783)	(100,475)	(80,634)
Policyowners’ surrenders	(3,169)	—	(756,162)	(217,584)	(1,444,102)	(423,062)	(1,595)	(1,629)	—	(59,980)	(170,752)	—
Net transfers from (to) Fixed Account	(14,768)	129,800	(141,079)	251,613	(4,539)	144,447	111,891	2,162	(220,859)	3,749	211,334	(215,738)
Transfers between Investment Divisions	21,233	24,775	(79,796)	653,740	1,801,266	77,620	181,885	183,951	(80,784)	(1,252,995)	538,212	438,593
Policyowners’ death benefits	—	—	—	(2,080)	(4,310)	—	(1,958)	—	(7,464)	—	(6,178)	(1,333)

Net contributions and (withdrawals)	89,728	157,800	(384,445)	1,780,450	630,340	436,396	313,895	199,893	(204,352)	(1,074,689)	628,022	232,041

Increase (decrease) in net assets
NET ASSETS:	96,886	161,346	(181,633)	1,219,940	3,622,652	481,851	307,257	216,784	(85,965)	(1,229,896)	1,484,432	1,755,359
Beginning of period	161,346	—	6,527,654	5,307,714	10,086,898	9,605,047	385,150	168,366	540,270	1,770,166	6,081,108	4,325,749

End of period	$258,232	$161,346	$6,346,021	$6,527,654	$13,709,550	$10,086,898	$692,407	$385,150	$454,305	$540,270	$7,565,540	$6,081,108

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies

N

YLIAC Corporate Sponsored Variable Universal Life Separate Account-I (“CSVUL Separate Account-I”) was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). Investments into CSVUL Separate Account-I commenced on March 27, 1998. CSVUL Separate Account-I funds NYLIAC Corporate Sponsored Variable Universal Life Insurance policies (“CSVUL”) (“Series 1 policies”), NYLIAC CorpExec Variable Universal Life Insurance II policies (“CEVUL2”) (“Series 2 policies”), NYLIAC CorpExec Variable Universal Life Insurance III policies (“CEVUL3”) (“Series 3 policies”), NYLIAC CorpExec Variable Universal Life Insurance IV policies (“CEVUL4”) (“Series 3 policies”), NYLIAC CorpExec Variable Universal Life Insurance V policies (“CEVUL5”) (“Series 3 policies”), NYLIAC CorpExec Variable Universal Life Insurance VI policies (“CEVUL6”) (“Series 3 policies”), and NYLIAC CorpExec Accumulator Variable Universal Life Insurance policies (“CEAVUL”) (“Series 3 policies”). The policies are designed for group and/or sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors LLC and are sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC (“NYLIM Holdings”), which is a wholly-owned subsidiary of NYLIC. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust that follows the accounting and reporting guidance of ASC 946.

The assets of CSVUL Separate Account-I are invested in the shares of the MainStay VP Funds Trust, The Alger Portfolios, AllianceBernstein Variable Products Series Fund, Inc., American Century Variable Portfolios, Inc., American Funds Insurance Series®, BlackRock® Variable Series Funds, Inc., DFA Investment Dimensions Group, Inc., Deutsche Investments VIT Funds, Deutsche Variable Series I, Deutsche Variable Series II, Davis Variable Account Fund, Inc., Delaware VIP® Trust, Dreyfus Investment Portfolios, Dreyfus Variable Investment Fund, Fidelity® Variable Insurance Products Funds, Fidelity® Variable Insurance Products Freedom Funds, Invesco Variable Insurance Funds, Janus Aspen Series, Lazard Retirement Series, Inc., Lincoln Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II, Neuberger Berman Advisers Management Trust, Northern Lights Variable Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., The Universal Institutional Funds, Inc., Van Eck VIP Trust, and the Voya Variable Portfolios, Inc., (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents a portion of the general account assets of NYLIAC and is not included in this report. NYLIAC’s Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

As of December 1, 2014, the following Investment Divisions were added to one or more of the products investing in CSVUL Separate Account-I:

BlackRock® Global Allocation V.I. Fund—Class I

Delaware VIP® Emerging Markets Series—Standard Class

Deutsche Alternative Asset Allocation VIP—Class A

DFA VA International Small Portfolio

DFA VA U.S. Large Value Portfolio

Janus Aspen Flexible Bond Portfolio—Institutional Shares

Lord Abbett Series Fund Developing Growth Portfolio—Class VC

LVIP Mondrian International Value Fund—Standard Class

Voya Small Company Portfolio—Class I

Therefore, the following Investment Divisions, with their respective Fund portfolios, are available in CSVUL Separate Account-I:

MainStay VP Bond—Initial Class

MainStay VP Cash Management—Initial Class

MainStay VP Common Stock—Initial Class

MainStay VP Convertible—Initial Class

MainStay VP Cornerstone Growth—Initial Class

MainStay VP Eagle Small Cap Growth—Initial Class

MainStay VP Emerging Markets Equity—Initial Class1

MainStay VP Floating Rate—Initial Class

MainStay VP Government—Initial Class

MainStay VP High Yield Corporate Bond—Initial Class

MainStay VP ICAP Select Equity—Initial Class

MainStay VP Income Builder—Initial Class

MainStay VP International Equity—Initial Class

MainStay VP Janus Balanced—Initial Class

MainStay VP Large Cap Growth—Initial Class

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

MainStay VP Marketfield—Initial Class

MainStay VP MFS® Utilities—Initial Class

MainStay VP Mid Cap Core—Initial Class

MainStay VP S&P 500 Index—Initial Class

MainStay VP T. Rowe Price Equity Income—Initial Class

MainStay VP U.S. Small Cap—Initial Class

MainStay VP Van Eck Global Hard Assets—Initial Class

Alger SMid Cap Growth Portfolio—Class I-2

AllianceBernstein VPS International Value Portfolio—Class A

AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A

American Century Investments® VP Inflation Protection Fund—Class II

American Century Investments® VP Mid Cap Value Fund—Class II

American Century Investments® VP Value Fund—Class II

American Funds IS® Asset Allocation FundSM—Class 2

American Funds IS® Global Growth FundSM—Class 1

American Funds IS® Global Small Capitalization FundSM—Class 2

American Funds IS® Growth FundSM—Class 2

American Funds IS® Growth-Income FundSM—Class 2

American Funds IS® International FundSM—Class 2

BlackRock® Global Allocation V.I. Fund—Class I

Davis Value Portfolio

Delaware VIP® Emerging Markets Series—Standard Class

Delaware VIP® International Value Equity Series—Standard Class

Delaware VIP® Small Cap Value Series—Standard Class

Deutsche Alternative Asset Allocation VIP—Class A

Deutsche Global Small Cap VIP—Class A2

Deutsche Small Cap Index VIP—Class A3

Deutsche Small Mid Cap Value VIP—Class A4

DFA VA International Small Portfolio

DFA VA U.S. Large Value Portfolio

DFA VA U.S. Targeted Value Portfolio

Dreyfus IP Technology Growth Portfolio—Initial Shares

Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares

Fidelity® VIP Contrafund® Portfolio—Initial Class

Fidelity® VIP Equity-Income Portfolio—Initial Class

Fidelity® VIP Freedom 2010 Portfolio—Initial Class

Fidelity® VIP Freedom 2020 Portfolio—Initial Class

Fidelity® VIP Freedom 2030 Portfolio—Initial Class

Fidelity® VIP Freedom 2040 Portfolio—Initial Class

Fidelity® VIP Growth Portfolio—Initial Class

Fidelity® VIP Index 500 Portfolio—Initial Class

Fidelity® VIP Investment Grade Bond Portfolio—Initial Class

Fidelity® VIP Mid Cap Portfolio—Initial Class

Fidelity® VIP Money Market Portfolio—Initial Class

Fidelity® VIP Overseas Portfolio—Initial Class

Fidelity® VIP Real Estate Portfolio—Initial Class

Fidelity® VIP Value Leaders Portfolio—Initial Class

Fidelity® VIP Value Strategies Portfolio—Service Class 2

Invesco V.I. American Value Fund—Series I Shares

Invesco V.I. Global Real Estate Fund—Series I Shares

Invesco V.I. International Growth Fund—Series I Shares

Invesco V.I. Mid Cap Core Equity Fund—Series I Shares

Janus Aspen Enterprise Portfolio—Institutional Shares

Janus Aspen Flexible Bond Portfolio—Institutional Shares

Janus Aspen Forty Portfolio—Institutional Shares

Janus Aspen Global Research Portfolio—Institutional Shares

Lazard Retirement International Equity Portfolio—Service Shares

Lord Abbett Series Fund Developing Growth Portfolio—Class VC

Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC

LVIP Baron Growth Opportunities Fund—Service Class

LVIP Mondrian International Value Fund—Standard Class

LVIP SSgA Bond Index Fund—Standard Class

LVIP SSgA Developed International 150 Fund—Standard Class

LVIP SSgA Emerging Markets 100 Fund—Standard Class

LVIP SSgA International Index Fund—Standard Class

MFS® Global Tactical Allocation Portfolio—Initial Class

MFS® International Value Portfolio—Initial Class

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

MFS® Investors Trust Series—Initial Class

MFS® New Discovery Series—Initial Class

MFS® Value Series—Initial Class

Neuberger Berman AMT Large Cap Value Portfolio—Class I

Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares

Oppenheimer Core Bond Fund/VA—Non-Service Shares

PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class

PIMCO VIT High Yield Portfolio—Administrative Class

PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class

PIMCO VIT Low Duration Portfolio—Administrative Class

PIMCO VIT Real Return Portfolio—Administrative Class

PIMCO VIT Total Return Portfolio—Administrative Class

Royce Micro-Cap Portfolio—Investment Class

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price International Stock Portfolio

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares

TOPS® Balanced ETF Portfolio—Class 2 Shares

TOPS® Conservative ETF Portfolio—Class 2 Shares5

TOPS® Growth ETF Portfolio—Class 2 Shares

TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares

TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares

TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares

TOPS® Moderate Growth ETF Portfolio—Class 2 Shares

UIF Emerging Markets Debt Portfolio—Class I

UIF U.S. Real Estate Portfolio—Class I

Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares

Van Eck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares

Voya Russell™ Mid Cap Index Portfolio—Class I6

Voya Small Company Portfolio—Class I

[1]	Formerly MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class
[2]	Formerly DWS Global Small Cap Growth VIP—Class A
[3]	Formerly DWS Small Cap Index VIP—Class A
[4]	Formerly DWS Small Mid Cap Value VIP—Class A
[5]	Formerly TOPS® Capital Preservation ETF Portfolio—Class 2 Shares
[6]	Formerly ING RussellTM Mid Cap Index Portfolio—I

Not all investment options are available under all policies.

No new investments may be added to the AllianceBernstein VPS International Value Portfolio—Class A, Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares, MFS® Investors Trust Series—Initial Class, MFS® New Discovery Series—Initial Class, or the Oppenheimer Core Bond Fund/VA—Non-Service Shares Investment Divisions.

All investments into the MainStay VP Series funds by CSVUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of the CSVUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

At the close of the financial reporting period, there have been no investments in the following Investment Divisions: BlackRock® Global Allocation V.I. Fund—Class I, Deutsche Alternative Asset Allocation VIP—Class A, DFA VA U.S. Large Value Portfolio, Lord Abbett Series Fund Developing Growth Portfolio—Class VC, LVIP Mondrian International Value Fund—Standard Class and Voya Small Company Portfolio—Class I.

Initial premium payments received for CEVUL6 and CEAVUL policies that were issued as non-replacement policies are allocated to NYLIAC’s General Account until 10 days (30 days in California for policy owners age 60 and greater) after the policy issue date. Initial premium payments received for CEVUL6 and CEAVUL policies that were issued as a replacement to an existing policy are allocated to NYLIAC’s General Account until 20 to 60 days after the policy delivery date based on the state that the policy was issued in. Initial Premium is then allocated to the Investment Divisions of the Separate Account or the Fixed Account according to instructions on the Premium Allocation Form as of the end of the free look period on the later of the date the free look period ends or the date we receive the policy delivery receipt.

No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.

Security Valuation—The investments are valued at the net asset value (“NAV”) of shares of the respective Fund portfolios.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding Fund portfolio.

The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability.

Investments in the mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of shares held at the valuation date, which represents fair value, and are classified as level 1.

The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Fund for shares sold or purchased represent unsettled trades.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s):

T

he cost of purchases and proceeds from sales of investments for the year ended December 31, 2014 were as follows:

	Purchases	Sales

MainStay VP Bond—Initial Class	$8,058	$3,941
MainStay VP Cash Management—Initial Class	22,541	36,491
MainStay VP Common Stock—Initial Class	3,118	3,563
MainStay VP Convertible—Initial Class	900	290
MainStay VP Cornerstone Growth—Initial Class	3,333	1,456
MainStay VP Eagle Small Cap Growth—Initial Class	3,403	5,241
MainStay VP Emerging Markets Equity—Initial Class	4,401	5,485
MainStay VP Floating Rate—Initial Class	2,718	1,400
MainStay VP Government—Initial Class	2,017	1,137
MainStay VP High Yield Corporate Bond—Initial Class	13,625	8,340
MainStay VP ICAP Select Equity—Initial Class	6,719	5,349
MainStay VP Income Builder—Initial Class	2,103	412
MainStay VP International Equity—Initial Class	1,322	4,324
MainStay VP Janus Balanced—Initial Class	3,904	4,761
MainStay VP Large Cap Growth—Initial Class	532	98
MainStay VP Marketfield—Initial Class	2,301	744
MainStay VP MFS® Utilities—Initial Class	1,756	1,471
MainStay VP Mid Cap Core—Initial Class	16,151	4,517
MainStay VP S&P 500 Index—Initial Class	10,284	9,821
MainStay VP T. Rowe Price Equity Income—Initial Class	4,071	7,331
MainStay VP U.S. Small Cap—Initial Class	1,747	1,271
MainStay VP Van Eck Global Hard Assets—Initial Class	975	990
Alger SMid Cap Growth Portfolio—Class I-2	181	94
AllianceBernstein VPS International Value Portfolio—Class A	1	—
AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A	2,490	1,485
American Century Investments® VP Inflation Protection Fund—Class II	263	27
American Century Investments® VP Mid Cap Value Fund—Class II	506	3
American Century Investments® VP Value Fund—Class II	1,205	573
American Funds IS® Asset Allocation FundSM—Class 2	3,754	2,781
American Funds IS® Global Growth FundSM—Class 1	2,051	1,931
American Funds IS® Global Small Capitalization FundSM—Class 2	507	287
American Funds IS® Growth FundSM—Class 2	2,527	1,131
American Funds IS® Growth-Income FundSM—Class 2	476	576
American Funds IS® International FundSM—Class 2	9,717	6,161
Davis Value Portfolio	589	101
Delaware VIP® Emerging Markets Series—Standard Class	6	—
Delaware VIP® International Value Equity Series—Standard Class	3,138	3,749
Delaware VIP® Small Cap Value Series—Standard Class	1,746	1,212
Deutsche Global Small Cap VIP—Class A	736	133
Deutsche Small Cap Index VIP— Class A	10,332	3,732
Deutsche Small Mid Cap Value VIP—Class A	993	1,532
DFA VA International Small Portfolio	—	—
DFA VA U.S. Targeted Value Portfolio	617	232
Dreyfus IP Technology Growth Portfolio—Initial Shares	1,157	1,129
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	—	3
Fidelity® VIP Contrafund® Portfolio—Initial Class	12,173	8,016
Fidelity® VIP Equity-Income Portfolio—Initial Class	807	669
Fidelity® VIP Freedom 2010 Portfolio—Initial Class	4,641	4,792
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	7,826	4,153
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	5,120	1,012
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	2,704	1,301
Fidelity® VIP Growth Portfolio—Initial Class	701	427
Fidelity® VIP Index 500 Portfolio—Initial Class	27,410	13,264
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	5,522	1,890
Fidelity® VIP Mid Cap Portfolio—Initial Class	3,698	6,619
Fidelity® VIP Money Market Portfolio—Initial Class	29,241	18,930
Fidelity® VIP Overseas Portfolio—Initial Class	1,247	1,374
Fidelity® VIP Real Estate Portfolio—Initial Class	2,864	1,115
Fidelity® VIP Value Leaders Portfolio—Initial Class	51	15

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s) (Continued):

	Purchases	Sales

Fidelity® VIP Value Strategies Portfolio—Service Class 2	$75	$40
Invesco V.I. American Value Fund—Series I Shares	3,488	4,424
Invesco V.I. Global Real Estate Fund—Series I Shares	1,504	431
Invesco V.I. International Growth Fund—Series I Shares	7,586	3,460
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	588	134
Janus Aspen Enterprise Portfolio—Institutional Shares	3,510	2,777
Janus Aspen Flexible Bond Portfolio—Institutional Shares	1	—
Janus Aspen Forty Portfolio—Institutional Shares	2,515	2,270
Janus Aspen Global Research Portfolio—Institutional Shares	241	90
Lazard Retirement International Equity Portfolio—Service Shares	854	962
Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC	1,030	1,077
LVIP Baron Growth Opportunities Fund—Service Class	9,423	5,887
LVIP SSgA Bond Index Fund—Standard Class	8,394	805
LVIP SSgA Developed International 150 Fund—Standard Class	574	9
LVIP SSgA Emerging Markets 100 Fund—Standard Class	7,527	2,326
LVIP SSgA International Index Fund—Standard Class	4,721	362
MFS® Global Tactical Allocation Portfolio—Initial Class	9,598	887
MFS® International Value Portfolio—Initial Class	6,551	3,918
MFS® Investors Trust Series—Initial Class	6	33
MFS® New Discovery Series—Initial Class	2	1
MFS® Value Series—Initial Class	15,289	11,372
Neuberger Berman AMT Large Cap Value Portfolio—Class I	554	473
Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	41	10
Oppenheimer Core Bond Fund/VA—Non-Service Shares	—	—
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	3,911	940
PIMCO VIT High Yield Portfolio—Administrative Class	1,645	598
PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class	112	99
PIMCO VIT Low Duration Portfolio—Administrative Class	7,147	4,089
PIMCO VIT Real Return Portfolio—Administrative Class	8,554	10,036
PIMCO VIT Total Return Portfolio—Administrative Class	33,615	38,011
Royce Micro-Cap Portfolio—Investment Class	1,139	2,168
T. Rowe Price Blue Chip Growth Portfolio	14,782	9,674
T. Rowe Price Equity Index 500 Portfolio	224	264
T. Rowe Price International Stock Portfolio	935	1,009
T. Rowe Price Limited-Term Bond Portfolio	1,318	3,355
T. Rowe Price New America Growth Portfolio	4,992	4,854
T. Rowe Price Personal Strategy Balanced Portfolio	3,316	3,669
TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	14	17
TOPS® Balanced ETF Portfolio—Class 2 Shares	66	5
TOPS® Conservative ETF Portfolio—Class 2 Shares	152	3
TOPS® Growth ETF Portfolio—Class 2 Shares	33	3
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	122	5
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	40	8
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	169	17
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	172	61
UIF Emerging Markets Debt Portfolio—Class I	1,980	1,669
UIF U.S. Real Estate Portfolio—Class I	2,843	2,044
Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares	333	12
Van Eck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares	2,076	1,985
Voya Russell™ Mid Cap Index Portfolio—Class I	1,466	543

Total	$438,204	$325,768

Not all investment options are available under all policies.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:

New York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust for a fee. New York Life Investments retains several sub-advisors, including Cornerstone Capital Management Holdings LLC (“CCM”), Dimensional Fund Advisors LP (“DFA”), DuPont Capital Management Corporation (“DuPont Capital”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”), Janus Capital Management LLC (“Janus”), MacKay Shields LLC (“MacKay Shields”), Marketfield Asset Management, LLC (“Marketfield”), Massachusetts Financial Services Company (“MFS”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Winslow Capital Management, Inc. (“Winslow Capital”), and Van Eck Associates Corporation (“Van Eck”) to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.

New York Life Investments, MacKay Shields, CCM and ICAP are all indirect, wholly-owned subsidiaries of NYLIC. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc.; Epoch is a wholly-owned subsidiary of Epoch Holding Corporation. Janus is a wholly-owned subsidiary of Janus Capital Group, Inc. MFS is an indirect majority-owned subsidiary of Sun Life Financial Inc., Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc., DFA, DuPont Capital, Marketfield, T. Rowe Price and Van Eck are independent investment advisory firms.

Deductions from Premiums:

N

YLIAC deducts premium expense charges from all premiums received for certain CSVUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the premium payment received.

Sales Expense Charge:

NYLIAC deducts a Sales Expense Charge from all premium payments for CSVUL Separate Account-I policies to partially cover the expenses associated with selling the policies.

For CSVUL policies, currently 2.25% of any premium payment is deducted. This charge may increase in the future, but will never exceed 4.5%.

For CEVUL2 policies, currently 13.75% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. During Policy Years two through seven, we currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

For CEVUL3 policies, currently 10.75% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. During Policy Years two through five, we currently expect to deduct a sales expense of 5.75% from any premiums paid up to the Target Premium. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. During Policy Years after year seven, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium. We currently do not charge a sales expense charge on premiums paid in excess of the Target Premium in any year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

For CEVUL4 policies, currently 10.75% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. During Policy Years two through five, we currently expect to deduct a sales expense of 5.75% from any premiums paid up to the Target Premium. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. During Policy Years after year seven, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium. We currently do not charge a sales expense charge on premiums paid in excess of the Target Premium in any year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

For CEVUL5 policies, currently 14.00% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 1.00% from any additional premiums paid in this Policy Year. During Policy Years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently do not expect to deduct a sales expense charge. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently do not expect to deduct a sales expense charge. During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

For CEVUL6 policies, currently 14.00% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 2.00% from any additional premiums paid in this Policy Year. During Policy Years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 2.00% from any additional premiums paid in this Policy Year. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 2.00% from any additional premiums paid in this Policy Year. During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

For CEAVUL policies, currently 16.25% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 0.75% from any additional premiums paid in this Policy Year. During Policy years two through four, we currently expect to deduct a sales expense charge of 9.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently deduct a sales expense charge of 4.00% from any additional premiums paid in that Policy Year. During Policy Years five through seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently deduct a sales expense charge of 1.75% from any additional premiums paid in that Policy Year. During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. If the Supplementary Term Rider is added, the current sales expense charge for all premium payments charge is equal to (i) the current charge without the Supplementary Term Rider, multiplied by (ii) the Base Face Amount divided by the Target Face Amount. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

State and Federal Premium Tax Charge:

NYLIAC deducts State and Federal Premium Tax Charges from all premium payments for CSVUL Separate Account-I policies. These charges may increase consistent with changes in the applicable tax law.

For CSVUL policies, a state premium tax charge of 2.00% is deducted from all premium payments. A federal premium tax charge of 1.25% is deducted from all premium payments.

For CEVUL2 policies, a state premium tax charge of 2.00% is deducted from all premium payments. A federal premium tax charge of 1.25% is deducted from all premium payments.

For CEVUL3 policies, a state premium tax charge of 2.00% is deducted from all premium payments, up to the Target Premium. Once the Target Premium for the Policy Year has been reached, 1.75% is deducted from premiums paid in excess of the Target Premium. A federal premium tax charge of 1.25% is deducted from all premium payments.

For CEVUL4 policies, a state premium tax charge of 2.00% is deducted from all premium payments, up to the Target Premium. Once the Target Premium for the Policy Year has been reached, 1.75% is deducted from premiums paid in excess of the Target Premium. A federal premium tax charge of 1.25% is deducted from all premium payments.

For CEVUL5 policies, during Policy Years one through seven, a state premium tax charge of 2.00% is deducted from all premium payments, up to the Target Premium. During Policy Years one through seven, a state premium tax charge of 1.75% is deducted from premiums paid in excess of the Target Premium. Beginning in the eighth Policy Year, a state premium tax charge of 1.50% is deducted from all premium payments. During Policy Years one through seven, a federal premium tax charge of 1.25% is deducted from all premium payments. Beginning in the eighth Policy Year, a federal premium tax charge of 1.00% is deducted from all premium payments.

For CEVUL6 policies, during Policy Years one through seven, a state premium tax charge of 2.00% is deducted from all premium payments, up to the Target Premium. During Policy Years one through seven, a state premium tax charge of 1.75% is deducted from premiums paid in excess of the Target Premium. Beginning in the eighth Policy Year, a state premium tax charge of 1.50% is deducted from all premium payments. During Policy Years one through seven, a federal premium tax charge of 1.25% is deducted from all premium payments. Beginning in the eighth Policy Year, a federal premium tax charge of 1.00% is deducted from all premium payments.

For CEAVUL policies, during Policy Years one through seven, a state premium tax charge of 2.00% is deducted from all premium payments. Beginning in the eighth Policy Year, a state premium tax charge of 1.50% is deducted from all premium payments. During Policy Years one through seven, a federal premium tax charge of 1.25% is deducted from all premium payments. Beginning in the eighth Policy Year, a federal premium tax charge of 1.00% is deducted from all premium payments.

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of CSVUL Separate Account-I policies. These charges include the cost of insurance charge, a monthly contract charge, a mortality and expense charge (deducted from the policy’s cash value for CEVUL3 through CEVUL6 and CEAVUL), a partial withdrawal charge, a per thousand face amount charge, and a surrender charge. These charges are recorded as cost of insurance in the accompanying Statement of Changes in Net Assets. The mortality and expense charge for CSVUL and CEVUL2 is deducted from the Investment Division and is recorded as mortality and expense risk charges in the Statement of Operations. The charges disclosed below were in effect for each of the five periods presented in the Financial Highlights section. Not all charges are deducted from all products, as shown below.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

Cost of Insurance Charge:

A charge to cover the cost of providing life insurance benefits is assessed monthly on all CSVUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included, and the cash value of the policy.

Monthly Contract Charge:

This charge is used to compensate NYLIAC for costs incurred in providing administrative services including: premium collection, record-keeping, and claims processing. A monthly cost of insurance charge is also deducted based on rates set forth in each policy. Charges for optional benefits added by rider are also deducted monthly. These charges are recorded as cost of insurance in the accompanying Statement of Changes in Net Assets.

For CSVUL policies, a monthly contract charge of $7.50 is assessed each month.

For CEVUL2 policies, a monthly contract charge of $5.00 is assessed each month.

For CEVUL3 policies, beginning in the second Policy Year, a monthly contract charge of $5.00 is assessed each month.

For CEVUL4 policies, beginning in the second Policy Year, a monthly contract charge of $5.00 is assessed each month.

For CEVUL5 policies, beginning in the second Policy Year, a monthly contract charge of $5.00 is assessed each month.

For CEVUL6 policies, beginning in the second Policy Year, a monthly contract charge of $5.00 is assessed each month.

For CEAVUL policies, beginning in the second Policy Year, a monthly contract charge of $10.00 is assessed each month.

Mortality & Expense Risk Charges:

The CSVUL Separate Account-I is assessed a charge for mortality and expense risks assumed by NYLIAC. These charges were in effect for each of the five periods presented in the Financial Highlights section. The mortality and expense charge for CSVUL and CEVUL2 is deducted from the Investment Division and is recorded as mortality and expense risk charges in the Statement of Operations. For CEVUL3 through CEVUL6 and CEAVUL, the mortality and expense charge is recorded as cost of insurance in the accompanying Statement of Changes in Net Assets.

For CSVUL policies, in all years, it is expected that the charge will be an annual rate of 0.30% of the average daily variable accumulation value of each Investment Division’s assets. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.70%.

During 2013, NYLIAC determined that the mortality and expense risk charge within Series 1 of the MainStay VP DFA/Dupont Capital Emerging Markets Equity—Initial Class, MainStay VP Janus Balanced—Initial Class and MainStay VP T. Rowe Price Equity Income— Initial Class Investment Divisions had been levied at an incorrect and excessive rate for the period May 1, 2012 (inception of the Investment Divisions) through March 14, 2013. During 2013, these policyowners received written notification of the error and reimbursement in the form of additional units, calculated using the corrected Accumulation Unit Values (“AUVs”) for the affected period. The 2012 financial statements were adjusted to reflect the correct ending AUV, unit activity and total return for these affected Investment Divisions. The 2013 financial statements were not impacted.

For CEVUL2 policies, in all years, it is expected that the charge will be an annual rate of 0.25% of the average daily variable accumulation value of each Investment Division’s assets. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.90%.

For CEVUL3 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In policy year one, the mortality and expense charge deducted is 0.25%. In Policy Years two through twenty-five, the mortality and expense charge deducted is 0.45%. In Policy Years twenty-six and subsequent, the mortality and expense charge deducted is reduced to 0.25%.

For CEVUL4 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In policy year one, the mortality and expense charge deducted is 0.25%. In Policy Years two through twenty-five, the mortality and expense charge deducted is 0.45%. In Policy Years twenty-six and subsequent, the mortality and expense charge deducted is reduced to 0.25%.

For CEVUL5 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In policy years one through ten, the mortality and expense risk charge deducted is 0.50%. In Policy Years eleven and beyond, the mortality and expense risk charge deducted is reduced to 0.25%.

For CEVUL6 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In Policy Year one, the mortality and expense charge deducted is 0.25%. In Policy Years two through ten, the mortality and expense charge deducted is 0.45%. In Policy Years ten and thereafter, the mortality and expense charge deducted is reduced to 0.25%.

For CEAVUL policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In Policy Years one through ten, the current mortality and expense deductions are made monthly at an annual rate of 0.45% for the first $25,000 of the CSVUL Separate Account-I value, 0.37% of the CSVUL Separate Account-I value between $25,000 and $200,000, and 0.20% of the CSVUL Separate Account-I value greater than $200,000. The current mortality and expense risk charge is reduced in year eleven and beyond to 0.40% of the first $25,000 of the CSVUL Separate Account-I value, 0.32% of the CSVUL Separate Account-I value between $25,000 and $200,000, and 0.15% of the CSVUL Separate Account-I value over $200,000.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

Partial Withdrawal Charge

For CSVUL policies, NYLIAC may assess a Partial Withdrawal Charge of the lesser of $25.00 or 2.00% of amounts withdrawn. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.

For CEVUL2 policies, NYLIAC may assess a Partial Withdrawal Charge of $25.00 per transaction. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.

For CEVUL3 policies, NYLIAC may assess a Partial Withdrawal Charge of $25.00 per transaction. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.

For CEVUL4 policies, NYLIAC may assess a Partial Withdrawal Charge of $25.00 per transaction. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.

For CEVUL5 policies, NYLIAC may assess a Partial Withdrawal Charge of $25.00 per transaction. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.

For CEVUL6 policies, NYLIAC may assess a Partial Withdrawal Charge of $25.00 per transaction. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.

For CEAVUL policies, NYLIAC may assess a Partial Withdrawal Charge of $25.00 per transaction. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.

Per Thousand Face Amount Charge:

For CEAVUL policies, NYLIAC assesses a monthly per thousand face amount charge. The charge varies based on characteristics of the insured, the number of policies issued at the same time to other policyowners with the same employer as the insured, and the amount of the employer’s contribution (if any) to premium payments. The guaranteed maximum charge is $1.20 per $1,000 of the policy’s face amount.

Surrender Charge:

For CSVUL policies, NYLIAC assesses a surrender charge on complete surrenders or requested changes in base face amount for the first nine years of the policy. This charge is based on the policy year in which the surrender or decrease in base face amount is made and will be deducted proportionately by Investment Division from the policy’s cash value. This charge ranges from a maximum of 32.5% of the surrender charge premium in policy years one through five and declines each year thereafter to a minimum of 6.5% in year nine. Surrender charges are paid to NYLIAC. This charge is included with surrenders on the accompanying Statement of Changes in Net Assets as policyowner’s surrenders are presented net of these charges.

Transfer Charge:

For CSVUL policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

For CEVUL2 policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

For CEVUL3 policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

For CEVUL4 policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

For CEVUL5 policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

For CEVUL6 policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

For CEAVUL policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

CSVUL Separate Account-I policyowners may pay certain Fund portfolio company operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of NYLIAC. Management Fees (which may include administration and/or advisory fees) range from 0.05% to 1.42%, distribution (12b-1) fees range from 0.00% to 0.25%, and other expenses range from 0.00% to 3.31%. These ranges are shown as a percentage of average net assets as of December 31, 2013, and approximate the ranges as of December 31, 2014.

NYLIAC CSVUL Separate Account-I

NOTE 4—Distribution of Net Income:

C

SVUL Separate Account-I does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s):

T

he changes in units outstanding for the years ended December 31, 2014 and 2013 were as follows:

	2014			2013
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

MainStay VP Bond—Initial Class	414	(242)	172	205	(504)	(299)
MainStay VP Cash Management—Initial Class	19,019	(31,117)	(12,098)	19,597	(24,034)	(4,437)
MainStay VP Common Stock—Initial Class	47	(135)	(88)	45	(109)	(64)
MainStay VP Convertible—Initial Class	31	(13)	18	45	(6)	39
MainStay VP Cornerstone Growth—Initial Class	83	(84)	(1)	83	(38)	45
MainStay VP Eagle Small Cap Growth—Initial Class	252	(399)	(147)	266	(213)	53
MainStay VP Emerging Markets Equity—Initial Class	433	(543)	(110)	592	(541)	51
MainStay VP Floating Rate—Initial Class	163	(100)	63	412	(245)	167
MainStay VP Government—Initial Class	98	(75)	23	63	(127)	(64)
MainStay VP High Yield Corporate Bond—Initial Class	443	(397)	46	559	(499)	60
MainStay VP ICAP Select Equity—Initial Class	102	(201)	(99)	133	(200)	(67)
MainStay VP Income Builder—Initial Class	73	(23)	50	95	(147)	(52)
MainStay VP International Equity—Initial Class	55	(217)	(162)	75	(130)	(55)
MainStay VP Janus Balanced—Initial Class	268	(365)	(97)	207	(126)	81
MainStay VP Large Cap Growth—Initial Class	18	(5)	13	13	(2)	11
MainStay VP Marketfield—Initial Class	238	(80)	158	—	—	—
MainStay VP MFS® Utilities—Initial Class	103	(106)	(3)	58	(76)	(18)
MainStay VP Mid Cap Core—Initial Class	103	(152)	(49)	130	(99)	31
MainStay VP S&P 500 Index—Initial Class	355	(448)	(93)	256	(488)	(232)
MainStay VP T. Rowe Price Equity Income—Initial Class	175	(512)	(337)	461	(703)	(242)
MainStay VP U.S. Small Cap—Initial Class	49	(64)	(15)	91	(61)	30
MainStay VP Van Eck Global Hard Assets—Initial Class	77	(89)	(12)	214	(35)	179
Alger SMid Cap Growth Portfolio—Class I-2	5	(7)	(2)	7	(3)	4
AllianceBernstein VPS International Value Portfolio—Class A	—	—	—	—	—	—
AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A	87	(79)	8	77	(114)	(37)
American Century Investments® VP Inflation Protection Fund— Class II	24	(3)	21	38	(1)	37
American Century Investments® VP Mid Cap Value Fund—Class II	45	—	45	—	—	—
American Century Investments® VP Value Fund—Class II	61	(31)	30	31	(25)	6
American Funds IS® Asset Allocation FundSM—Class 2	164	(177)	(13)	116	(21)	95
American Funds IS® Global Growth FundSM—Class 1	78	(118)	(40)	57	(2)	55
American Funds IS® Global Small Capitalization FundSM—Class 2	35	(20)	15	41	(74)	(33)
American Funds IS® Growth FundSM—Class 2	113	(71)	42	125	(99)	26
American Funds IS® Growth-Income FundSM—Class 2	30	(41)	(11)	28	(30)	(2)
American Funds IS® International FundSM—Class 2	582	(475)	107	1,106	(715)	391
Davis Value Portfolio	25	(7)	18	11	(3)	8
Delaware VIP® Emerging Markets Series—Standard Class	1	—	1	—	—	—
Delaware VIP® International Value Equity Series—Standard Class	357	(441)	(84)	176	(302)	(126)
Delaware VIP® Small Cap Value Series—Standard Class	82	(86)	(4)	96	(78)	18
Deutsche Global Small Cap VIP—Class A	22	(10)	12	52	(1)	51
Deutsche Small Cap Index VIP— Class A	283	(173)	110	303	(207)	96
Deutsche Small Mid Cap Value VIP—Class A	67	(104)	(37)	60	(86)	(26)
DFA VA International Small Portfolio	—	—	—	—	—	—
DFA VA U.S. Targeted Value Portfolio	57	(22)	35	—	—	—
Dreyfus IP Technology Growth Portfolio—Initial Shares	47	(55)	(8)	18	(17)	1
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	—	(1)	(1)	—	—	—
Fidelity® VIP Contrafund® Portfolio—Initial Class	426	(333)	93	247	(450)	(203)
Fidelity® VIP Equity-Income Portfolio—Initial Class	28	(35)	(7)	37	(51)	(14)
Fidelity® VIP Freedom 2010 Portfolio—Initial Class	262	(295)	(33)	286	(125)	161
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	437	(257)	180	352	(249)	103
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	286	(62)	224	101	(114)	(13)
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	149	(76)	73	85	(39)	46
Fidelity® VIP Growth Portfolio—Initial Class	35	(22)	13	39	(45)	(6)
Fidelity® VIP Index 500 Portfolio—Initial Class	1,111	(646)	465	1,116	(1,188)	(72)
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	322	(116)	206	189	(136)	53
Fidelity® VIP Mid Cap Portfolio—Initial Class	102	(239)	(137)	283	(333)	(50)
Fidelity® VIP Money Market Portfolio—Initial Class	2,717	(1,880)	837	2,087	(2,565)	(478)
Fidelity® VIP Overseas Portfolio—Initial Class	62	(78)	(16)	319	(334)	(15)
Fidelity® VIP Real Estate Portfolio—Initial Class	181	(105)	76	82	—	82
Fidelity® VIP Value Leaders Portfolio—Initial Class	3	(1)	2	2	(1)	1
Fidelity® VIP Value Strategies Portfolio—Service Class 2	3	(2)	1	27	(28)	(1)
Invesco V.I. American Value Fund—Series I Shares	69	(133)	(64)	161	(52)	109
Invesco V.I. Global Real Estate Fund—Series I Shares	105	(32)	73	70	(43)	27
Invesco V.I. International Growth Fund—Series I Shares	411	(217)	194	222	(161)	61
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	32	(9)	23	7	(16)	(9)
Janus Aspen Enterprise Portfolio—Institutional Shares	108	(98)	10	177	(188)	(11)
Janus Aspen Flexible Bond Portfolio—Institutional Shares	—	—	—	—	—	—
Janus Aspen Forty Portfolio—Institutional Shares	77	(112)	(35)	49	(45)	4
Janus Aspen Global Research Portfolio—Institutional Shares	14	(5)	9	6	(9)	(3)
Lazard Retirement International Equity Portfolio—Service Shares	48	(60)	(12)	34	(53)	(19)
Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC	50	(52)	(2)	79	(120)	(41)
LVIP Baron Growth Opportunities Fund—Service Class	381	(274)	107	250	(164)	86
LVIP SSgA Bond Index Fund—Standard Class	782	(78)	704	9	(90)	(81)
LVIP SSgA Developed International 150 Fund—Standard Class	37	(1)	36	49	—	49
LVIP SSgA Emerging Markets 100 Fund—Standard Class	603	(240)	363	312	(75)	237
LVIP SSgA International Index Fund—Standard Class	342	(27)	315	8	(17)	(9)
MFS® Global Tactical Allocation Portfolio—Initial Class	623	(70)	553	176	(5)	171
MFS® International Value Portfolio—Initial Class	360	(259)	101	387	(14)	373
MFS® Investors Trust Series—Initial Class	—	(1)	(1)	—	—	—
MFS® New Discovery Series—Initial Class	—	—	—	—	—	—

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s) (Continued):

	2014			2013
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

MFS® Value Series—Initial Class	489	(535)	(46)	524	(364)	160
Neuberger Berman AMT Large Cap Value Portfolio—Class I	42	(37)	5	42	(19)	23
Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	3	(1)	2	2	(1)	1
Oppenheimer Core Bond Fund/VA—Non-Service Shares	—	—	—	—	—	—
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	232	(68)	164	384	(231)	153
PIMCO VIT High Yield Portfolio—Administrative Class	105	(42)	63	148	(150)	(2)
PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class	5	(5)	—	16	(163)	(147)
PIMCO VIT Low Duration Portfolio—Administrative Class	383	(282)	101	324	(83)	241
PIMCO VIT Real Return Portfolio—Administrative Class	451	(637)	(186)	566	(575)	(9)
PIMCO VIT Total Return Portfolio—Administrative Class	1,491	(2,148)	(657)	1,587	(1,078)	509
Royce Micro-Cap Portfolio—Investment Class	37	(107)	(70)	53	(59)	(6)
T. Rowe Price Blue Chip Growth Portfolio	511	(414)	97	648	(359)	289
T. Rowe Price Equity Index 500 Portfolio	11	(14)	(3)	15	(33)	(18)
T. Rowe Price International Stock Portfolio	47	(55)	(8)	55	(57)	(2)
T. Rowe Price Limited-Term Bond Portfolio	84	(251)	(167)	489	(592)	(103)
T. Rowe Price New America Growth Portfolio	175	(209)	(34)	163	(301)	(138)
T. Rowe Price Personal Strategy Balanced Portfolio	95	(180)	(85)	143	(121)	22
TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	—	(1)	(1)	2	—	2
TOPS® Balanced ETF Portfolio—Class 2 Shares	4	—	4	1	—	1
TOPS® Conservative ETF Portfolio—Class 2 Shares	12	—	12	7	(3)	4
TOPS® Growth ETF Portfolio—Class 2 Shares	2	—	2	1	—	1
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	10	—	10	9	—	9
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	3	(1)	2	1	—	1
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	12	(1)	11	13	—	13
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	11	(4)	7	12	—	12
UIF Emerging Markets Debt Portfolio—Class I	62	(80)	(18)	218	(135)	83
UIF U.S. Real Estate Portfolio—Class I	95	(75)	20	174	(167)	7
Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares	27	(1)	26	18	(1)	17
Van Eck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares	143	(151)	(8)	30	(116)	(86)
Voya Russell™ Mid Cap Index Portfolio—Class I	81	(36)	45	56	(36)	20

Not all investment options are available under all policies.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements

NOTE 6—Financial Highlights:

T

he following table presents financial highlights for each Investment Division as of December 31, 2014, 2013, 2012, 2011 and 2010:

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MainStay VP Bond—Initial Class	2014	$50,671	3,044	$16.44 to $22.10	5.5% to 5.8%	2.1%
	2013	44,886	2,872	15.53 to 20.95	(2.1%) to (1.8%)	1.9%
	2012	50,513	3,171	15.82 to 21.40	4.3% to 4.7%	2.5%
	2011	48,339	3,183	15.11 to 20.51	6.9% to 7.2%	3.9%
	2010	4,078	289	14.09 to 19.18	7.5% to 7.8%	3.3%
MainStay VP Cash Management—Initial Class	2014	$108,877	92,621	$1.15 to $1.30	(0.3%) to 0.0%	0.0%
	2013	123,000	104,719	1.15 to 1.31	(0.3%) to 0.0%	0.0%
	2012	127,995	109,156	1.15 to 1.31	(0.3%) to 0.0%	0.0%
	2011	123,591	105,562	1.15 to 1.31	(0.3%) to (0.2%)	0.0%
	2010	136,687	116,359	1.16 to 1.32	(0.3%) to 0.0%	0.0%
MainStay VP Common Stock—Initial Class	2014	$174,134	6,348	$23.07 to $27.84	14.2% to 14.5%	1.3%
	2013	154,381	6,436	20.14 to 24.37	35.3% to 35.7%	1.6%
	2012	115,205	6,500	14.85 to 18.01	16.4% to 16.7%	1.6%
	2011	101,380	6,674	12.72 to 15.47	1.3% to 1.6%	1.5%
	2010	109,449	7,415	12.53 to 15.27	12.3% to 12.6%	1.7%
MainStay VP Convertible—Initial Class	2014	$2,891	122	$20.11 to $26.56	7.7% to 8.0%	3.2%
	2013	2,307	104	18.68 to 24.65	25.0% to 25.3%	2.7%
	2012	1,171	65	14.94 to 19.72	8.8% to 9.1%	3.3%
	2011	746	44	13.73 to 18.11	(5.0%) to (4.7%)	2.3%
	2010	814	46	14.46 to 19.06	10.7% to 17.9%	3.3%
MainStay VP Cornerstone Growth—Initial Class	2014	$9,969	535	$17.30 to $18.70	8.5% to 8.8%	0.6%
	2013	9,167	536	15.94 to 17.19	24.3% to 24.7%	0.8%
	2012	6,749	491	12.82 to 13.78	14.6% to 14.9%	0.4%
	2011	6,790	568	11.19 to 11.99	(1.7%) to (1.4%)	0.4%
	2010	11,331	934	11.38 to 12.16	7.9% to 12.2%	0.6%
MainStay VP Eagle Small Cap Growth—Initial Class	2014	$5,986	443	$13.50 to $13.50	2.5% to 2.5%	0.0%
	2013	7,767	590	13.17 to 13.17	30.9% to 30.9%	0.1%
	2012	5,408	537	10.06 to 10.06	0.6% to 0.6%	0.0%
MainStay VP Emerging Markets Equity—Initial Class	2014	$11,075	1,266	$8.68 to $8.75	(12.2%) to (12.0%)	1.0%
	2013	13,674	1,376	9.89 to 9.94	(5.7%) to (5.4%)	0.8%
	2012	13,921	1,325	10.49 to 10.51	4.9% to 5.1%	0.0%
MainStay VP Floating Rate—Initial Class	2014	$4,533	325	$13.93 to $13.93	0.9% to 0.9%	3.9%
	2013	3,615	262	13.81 to 13.81	4.5% to 4.5%	3.9%
	2012	1,254	95	13.22 to 13.22	7.2% to 7.2%	4.2%
	2011	868	70	10.59 to 12.34	2.0% to 2.2%	4.2%
	2010	751	62	10.39 to 12.07	4.2% to 8.1%	4.0%
MainStay VP Government—Initial Class	2014	$2,254	145	$15.58 to $20.14	4.3% to 4.6%	2.8%
	2013	1,819	122	14.89 to 19.31	(2.8%) to (2.5%)	3.1%
	2012	2,841	186	15.27 to 15.27	4.0% to 4.0%	2.9%
	2011	2,441	166	12.22 to 19.15	5.7% to 6.0%	3.2%
	2010	2,195	158	11.56 to 18.13	3.8% to 5.4%	3.0%
MainStay VP High Yield Corporate Bond—Initial Class	2014	$34,339	1,660	$20.64 to $29.40	1.5% to 1.8%	5.7%
	2013	32,785	1,614	20.28 to 28.97	6.3% to 6.6%	5.3%
	2012	29,606	1,554	19.02 to 27.25	13.1% to 13.4%	5.8%
	2011	20,935	1,247	16.77 to 24.10	5.9% to 6.3%	6.0%
	2010	24,846	1,573	15.78 to 22.75	12.3% to 12.7%	6.1%
MainStay VP ICAP Select Equity—Initial Class	2014	$343,912	13,801	$22.30 to $25.11	8.6% to 8.9%	1.4%
	2013	318,944	13,900	20.48 to 23.12	29.9% to 30.3%	1.6%
	2012	246,708	13,967	15.72 to 17.79	15.2% to 15.6%	2.2%
	2011	216,856	14,155	13.60 to 15.43	(1.7%) to (1.4%)	1.4%
	2010	229,136	14,764	13.80 to 15.69	17.8% to 18.1%	0.9%
MainStay VP Income Builder—Initial Class	2014	$9,204	530	$17.36 to $17.36	7.8% to 7.8%	5.8%
	2013	7,726	480	16.11 to 16.11	18.0% to 18.0%	4.3%
	2012	7,267	532	13.65 to 13.65	14.7% to 14.7%	4.3%
	2011	6,650	559	11.91 to 11.91	3.8% to 3.8%	4.7%
	2010	—	—	11.47 to 11.47	14.4% to 14.4%	0.0%
MainStay VP International Equity—Initial Class	2014	$41,890	2,140	$18.02 to $22.60	(2.9%) to (2.6%)	0.7%
	2013	46,257	2,302	18.51 to 23.27	14.8% to 15.1%	1.2%
	2012	41,285	2,357	16.08 to 20.27	19.1% to 19.5%	1.8%
	2011	40,408	2,777	13.46 to 17.00	(16.3%) to (16.0%)	3.2%
	2010	56,684	3,289	16.03 to 20.30	4.6% to 4.9%	3.3%
MainStay VP Janus Balanced—Initial Class	2014	$10,686	794	$13.38 to $13.49	8.4% to 8.7%	1.6%
	2013	11,052	891	12.35 to 12.41	19.8% to 20.2%	1.5%
	2012	8,357	810	10.31 to 10.33	3.1% to 3.3%	0.0%
MainStay VP Large Cap Growth—Initial Class	2014	$668	33	$12.78 to $22.59	10.3% to 10.6%	0.0%
	2013	331	20	11.58 to 20.42	36.1% to 36.5%	0.4%
	2012	79	9	8.51 to 14.96	12.8% to 13.1%	0.0%
	2011	73	9	7.55 to 13.23	(0.6%) to (0.3%)	0.0%
	2010	87	11	7.59 to 13.26	15.8% to 16.2%	0.0%
MainStay VP Marketfield—Initial Class	2014	$1,424	158	$9.02 to $9.02	(11.9%) to (11.9%)	0.0%
	2013	2	—	10.25 to 10.25	2.5% to 2.5%	0.0%
MainStay VP MFS® Utilities—Initial Class	2014	$3,565	246	$14.38 to $14.48	12.4% to 12.7%	1.8%
	2013	3,200	249	12.79 to 12.85	20.0% to 20.3%	2.2%
	2012	2,846	267	10.66 to 10.68	6.6% to 6.8%	0.0%
MainStay VP Mid Cap Core—Initial Class	2014	$90,129	2,345	$29.92 to $39.72	14.1% to 14.4%	0.5%
	2013	80,398	2,394	26.16 to 34.81	41.8% to 42.2%	1.0%
	2012	56,233	2,363	18.40 to 24.54	17.2% to 17.5%	0.8%
	2011	48,712	2,401	15.66 to 20.94	(3.2%) to (3.0%)	0.9%
	2010	48,352	2,275	16.14 to 21.64	23.3% to 23.6%	0.4%
MainStay VP S&P 500 Index—Initial Class	2014	$218,455	9,766	$22.17 to $22.96	13.0% to 13.3%	1.5%
	2013	195,120	9,859	19.56 to 20.31	31.6% to 32.0%	1.6%
	2012	151,720	10,091	14.82 to 15.42	15.3% to 15.7%	1.7%
	2011	135,732	10,413	12.81 to 13.37	1.5% to 1.8%	1.7%
	2010	148,719	11,600	12.58 to 13.16	14.4% to 14.7%	1.8%
MainStay VP T. Rowe Price Equity Income—Initial Class	2014	$24,739	1,667	$14.73 to $14.85	7.4% to 7.7%	1.4%
	2013	27,606	2,004	13.71 to 13.78	30.0% to 30.4%	1.3%
	2012	23,624	2,246	10.55 to 10.57	5.5% to 5.7%	0.0%
MainStay VP U.S. Small Cap—Initial Class	2014	$10,233	485	$21.11 to $21.11	6.6% to 6.6%	0.3%
	2013	9,901	500	19.80 to 19.80	37.9% to 37.9%	0.7%
	2012	6,753	470	14.36 to 14.36	12.8% to 12.8%	0.4%
	2011	6,886	541	12.73 to 12.73	(2.7%) to (2.7%)	0.9%
	2010	9,370	716	13.09 to 13.09	25.0% to 25.0%	0.1%
MainStay VP Van Eck Global Hard Assets—Initial Class	2014	$4,149	475	$8.73 to $8.73	(18.8%) to (18.8%)	0.4%
	2013	5,238	487	10.75 to 10.75	11.0% to 11.0%	1.2%
	2012	2,983	308	9.69 to 9.69	(3.1%) to (3.1%)	0.0%
Alger SMid Cap Growth Portfolio—Class I-2	2014	$442	30	$14.80 to $14.80	4.9% to 4.9%	0.0%
	2013	453	32	14.11 to 14.11	32.2% to 32.2%	0.0%
	2012	298	28	10.67 to 10.67	14.5% to 14.5%	0.0%
	2011	124	13	9.32 to 9.32	(3.9%) to (3.9%)	0.0%
	2010	67	7	9.69 to 9.69	23.7% to 23.7%	0.0%
AllianceBernstein VPS International Value Portfolio—Class A	2014	$23	4	$6.52 to $6.52	(6.2%) to (6.2%)	3.6%
	2013	25	4	6.95 to 6.95	23.0% to 23.0%	6.2%
	2012	22	4	5.65 to 5.65	14.5% to 14.5%	0.2%
	2011	593	120	4.93 to 4.93	(19.3%) to (19.3%)	3.6%
	2010	1,072	176	6.11 to 6.11	4.6% to 4.6%	2.8%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A	2014	$4,518	225	$20.07 to $20.07	9.2% to 9.2%	0.7%
	2013	3,995	217	18.38 to 18.38	38.1% to 38.1%	0.5%
	2012	3,385	254	13.31 to 13.31	18.7% to 18.7%	0.6%
	2011	1,998	178	11.21 to 11.21	(8.4%) to (8.4%)	0.5%
	2010	2,267	185	12.24 to 12.24	26.9% to 26.9%	0.4%
American Century Investments® VP Inflation Protection Fund—Class II	2014	$877	89	$9.87 to $9.87	3.3% to 3.3%	1.3%
	2013	648	68	9.55 to 9.55	(8.5%) to (8.5%)	1.5%
	2012	328	31	10.44 to 10.44	4.4% to 4.4%	0.9%
American Century Investments® VP Mid Cap Value Fund—Class II	2014	$527	45	$11.83 to $11.83	16.2% to 16.2%	1.0%
American Century Investments® VP Value Fund—Class II	2014	$5,797	289	$19.85 to $21.33	12.6% to 12.9%	1.4%
	2013	4,619	259	17.59 to 18.94	31.2% to 31.5%	1.5%
	2012	3,430	253	13.38 to 14.44	14.3% to 14.6%	1.8%
	2011	2,906	245	11.67 to 12.63	0.6% to 0.9%	1.9%
	2010	1,502	126	11.57 to 12.56	12.8% to 13.0%	2.2%
American Funds IS® Asset Allocation FundSM—Class 2	2014	$2,494	154	$16.15 to $16.15	5.4% to 5.4%	1.2%
	2013	2,562	167	15.33 to 15.33	23.7% to 23.7%	1.5%
	2012	889	72	12.39 to 12.39	16.2% to 16.2%	2.2%
	2011	410	38	10.67 to 10.67	1.3% to 1.3%	1.7%
	2010	433	41	10.53 to 10.53	12.5% to 12.5%	1.2%
American Funds IS® Global Growth FundSM—Class 1	2014	$1,529	92	$16.69 to $16.69	2.5% to 2.5%	1.1%
	2013	2,147	132	16.28 to 16.28	29.5% to 29.5%	1.6%
	2012	973	77	12.57 to 12.57	22.9% to 22.9%	1.1%
	2011	727	71	10.23 to 10.23	(8.7%) to (8.7%)	3.1%
	2010	258	23	11.20 to 11.20	12.0% to 12.0%	7.1%
American Funds IS® Global Small Capitalization FundSM—Class 2	2014	$1,069	75	$10.09 to $14.24	1.9% to 2.1%	0.1%
	2013	841	60	9.90 to 13.94	28.0% to 28.3%	1.0%
	2012	1,014	93	7.74 to 10.87	17.9% to 18.2%	1.5%
	2011	833	90	6.57 to 9.20	(19.3%) to (19.1%)	1.3%
	2010	709	63	8.14 to 11.37	22.1% to 22.4%	1.8%
American Funds IS® Growth FundSM—Class 2	2014	$14,288	865	$16.52 to $16.52	8.5% to 8.5%	0.8%
	2013	12,535	823	15.22 to 15.22	30.1% to 30.1%	1.0%
	2012	9,316	797	11.70 to 11.70	17.9% to 17.9%	0.8%
	2011	7,090	714	5.23 to 9.93	(4.5%) to (4.3%)	0.6%
	2010	8,378	808	5.47 to 10.37	10.1% to 18.7%	0.7%
American Funds IS® Growth-Income FundSM—Class 2	2014	$835	55	$15.23 to $15.23	10.6% to 10.6%	1.3%
	2013	905	66	13.77 to 13.77	33.5% to 33.5%	1.4%
	2012	701	68	10.31 to 10.31	17.5% to 17.5%	1.6%
	2011	569	65	8.78 to 8.78	(1.8%) to (1.8%)	1.7%
	2010	450	50	8.94 to 8.94	11.4% to 11.4%	2.2%
American Funds IS® International FundSM—Class 2	2014	$23,507	1,853	$12.69 to $12.69	(2.7%) to (2.7%)	1.4%
	2013	22,758	1,746	13.03 to 13.03	21.6% to 21.6%	1.4%
	2012	14,518	1,355	10.71 to 10.71	17.9% to 17.9%	1.6%
	2011	8,790	967	9.09 to 10.68	(14.2%) to (14.0%)	1.7%
	2010	9,766	925	10.56 to 12.44	6.9% to 7.2%	2.2%
Davis Value Portfolio	2014	$1,076	67	$16.05 to $16.05	6.1% to 6.1%	1.0%
	2013	747	49	15.14 to 15.14	33.4% to 33.4%	0.9%
	2012	468	41	11.34 to 11.34	13.1% to 13.1%	1.8%
	2011	595	59	10.03 to 10.85	(4.4%) to (4.2%)	0.6%
	2010	1,162	111	10.47 to 11.35	5.8% to 12.8%	1.1%
Delaware VIP® Emerging Markets Series—Standard Class	2014	$6	1	$10.61 to $10.61	6.1% to 6.1%	0.0%
Delaware VIP® International Value Equity Series—Standard Class	2014	$1,542	195	$7.92 to $7.92	(8.7%) to (8.7%)	1.6%
	2013	2,417	279	8.68 to 8.68	22.8% to 22.8%	1.7%
	2012	2,861	405	7.07 to 7.07	15.2% to 15.2%	2.1%
	2011	1,451	237	6.13 to 6.13	(14.4%) to (14.4%)	1.3%
	2010	936	131	7.17 to 7.17	10.9% to 10.9%	4.8%
Delaware VIP® Small Cap Value Series—Standard Class	2014	$5,560	383	$14.53 to $14.53	5.9% to 5.9%	0.6%
	2013	5,310	387	13.72 to 13.72	33.5% to 33.5%	0.7%
	2012	3,646	369	10.28 to 10.28	2.8% to 2.8%	0.0%
Deutsche Global Small Cap VIP—Class A	2014	$856	64	$13.31 to $13.31	(4.1%) to (4.1%)	0.9%
	2013	725	52	$13.88 to $13.88	35.9% to 35.9%	0.0%
	2012	6	1	10.21 to 10.21	15.4% to 15.4%	0.8%
	2011	112	13	8.85 to 8.85	(9.9%) to (9.9%)	1.4%
	2010	4	—	9.83 to 9.83	26.6% to 26.6%	0.4%
Deutsche Small Cap Index VIP— Class A	2014	$23,327	1,017	$22.94 to $22.94	4.7% to 4.7%	1.0%
	2013	19,873	907	$21.90 to $21.90	38.6% to 38.6%	1.6%
	2012	12,817	811	15.80 to 15.80	16.3% to 16.3%	0.8%
	2011	11,178	822	10.36 to 13.59	(4.7%) to (4.4%)	0.9%
	2010	9,215	648	10.86 to 14.22	12.5% to 26.4%	0.7%
Deutsche Small Mid Cap Value VIP—Class A	2014	$1,788	119	$15.06 to $15.06	5.5% to 5.5%	0.9%
	2013	2,221	156	$14.27 to $14.27	35.2% to 35.2%	1.1%
	2012	1,917	182	10.55 to 10.55	13.8% to 13.8%	1.4%
	2011	2,801	302	9.28 to 9.28	(6.1%) to (6.1%)	0.9%
	2010	1,899	192	9.88 to 9.88	23.1% to 23.1%	1.3%
DFA VA International Small Portfolio	2014	$—	—	$9.88 to $9.88	(1.2%) to (1.2%)	0.0%
DFA VA U.S. Targeted Value Portfolio	2014	$376	35	$10.82 to $10.82	3.7% to 3.7%	1.2%
Dreyfus IP Technology Growth Portfolio—Initial Shares	2014	$3,351	153	$21.96 to $21.96	6.8% to 6.8%	0.0%
	2013	3,315	161	$20.55 to $20.55	32.8% to 32.8%	0.0%
	2012	2,469	160	15.48 to 15.48	15.6% to 15.6%	0.0%
	2011	1,868	140	11.51 to 13.39	(8.0%) to (7.8%)	0.0%
	2010	1,543	106	12.51 to 14.52	26.9% to 29.9%	0.0%
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	2014	$23	1	$16.25 to $16.25	1.6% to 1.6%	0.0%
	2013	25	2	$15.99 to $15.99	48.5% to 48.5%	0.0%
	2012	18	2	10.77 to 10.77	20.6% to 20.6%	0.0%
	2011	15	2	8.93 to 10.78	(14.1%) to (13.8%)	0.4%
	2010	17	2	10.36 to 12.54	15.0% to 31.1%	0.7%
Fidelity® VIP Contrafund® Portfolio—Initial Class	2014	$35,101	1,339	$25.95 to $34.66	11.6% to 11.9%	1.0%
	2013	29,226	1,246	$23.18 to $31.06	30.9% to 31.3%	1.0%
	2012	25,844	1,449	17.66 to 23.73	16.1% to 16.4%	1.3%
	2011	24,899	1,627	15.17 to 20.44	(2.8%) to (2.5%)	0.9%
	2010	26,661	1,697	15.56 to 21.03	16.9% to 17.2%	1.3%
Fidelity® VIP Equity-Income Portfolio—Initial Class	2014	$6,606	333	$19.84 to $24.00	8.4% to 8.7%	2.9%
	2013	6,210	340	$18.25 to $22.13	27.8% to 28.1%	2.6%
	2012	5,037	354	14.24 to 17.31	17.0% to 17.3%	3.4%
	2011	4,160	342	12.14 to 14.79	0.7% to 1.0%	2.6%
	2010	4,205	349	12.02 to 14.69	14.8% to 15.1%	1.9%
Fidelity® VIP Freedom 2010 Portfolio—Initial Class	2014	$11,988	720	$16.66 to $16.66	4.5% to 4.5%	1.6%
	2013	11,997	753	$15.94 to $15.94	13.5% to 13.5%	1.9%
	2012	7,977	592	14.04 to 14.04	11.8% to 11.8%	2.7%
	2011	2,599	207	10.91 to 12.56	(0.4%) to (0.2%)	2.6%
	2010	1,814	144	10.96 to 12.59	7.4% to 13.0%	3.4%
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	2014	$20,420	1,219	$14.65 to $16.75	4.6% to 4.8%	1.8%
	2013	16,597	1,039	$14.01 to $15.98	15.7% to 16.0%	1.8%
	2012	12,818	936	12.11 to 13.77	13.1% to 13.4%	2.4%
	2011	8,094	666	10.70 to 12.15	(1.3%) to (1.0%)	2.1%
	2010	7,125	580	10.84 to 12.27	14.2% to 14.5%	2.4%
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	2014	$12,260	733	$16.73 to $16.73	5.0% to 5.0%	1.8%
	2013	8,115	509	$15.94 to $15.94	21.7% to 21.7%	1.8%
	2012	6,530	522	13.10 to 13.10	15.6% to 15.6%	2.2%
	2011	4,625	408	11.34 to 11.34	(2.6%) to (2.6%)	2.1%
	2010	4,422	380	11.64 to 11.64	16.1% to 16.1%	2.0%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

Fidelity® VIP Freedom 2040 Portfolio—Initial Class	2014	$4,181	237	$17.63 to $17.63	4.9% to 4.9%	1.8%
	2013	2,757	164	16.81 to 16.81	25.3% to 25.3%	1.7%
	2012	1,533	118	13.41 to 13.41	17.0% to 17.0%	2.9%
	2011	889	77	11.47 to 11.47	(4.0%) to (4.0%)	2.1%
	2010	7	1	11.95 to 11.95	19.5% to 19.5%	0.1%
Fidelity® VIP Growth Portfolio—Initial Class	2014	$2,652	127	$20.89 to $21.32	11.0% to 11.3%	0.2%
	2013	2,136	114	18.77 to 19.21	36.0% to 36.3%	0.3%
	2012	1,648	120	13.77 to 14.12	14.4% to 14.7%	0.6%
	2011	1,207	100	12.00 to 12.34	0.0% to 0.2%	0.4%
	2010	958	79	11.98 to 12.35	23.9% to 24.2%	0.2%
Fidelity® VIP Index 500 Portfolio—Initial Class	2014	$99,603	4,444	$22.42 to $27.09	13.3% to 13.6%	1.7%
	2013	78,529	3,979	19.74 to 23.91	31.9% to 32.2%	1.9%
	2012	60,471	4,051	14.93 to 18.13	15.6% to 15.9%	2.2%
	2011	55,162	4,284	12.88 to 15.68	1.8% to 2.0%	2.3%
	2010	43,660	3,457	12.62 to 15.40	14.7% to 15.0%	2.1%
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	2014	$14,672	884	$16.43 to $18.37	5.6% to 5.8%	2.5%
	2013	10,679	678	15.52 to 17.40	(2.0%) to (1.8%)	2.3%
	2012	10,050	625	15.80 to 17.76	5.6% to 5.9%	1.8%
	2011	13,967	925	14.92 to 16.81	7.1% to 7.3%	5.5%
	2010	10,911	771	13.90 to 15.70	7.5% to 7.8%	3.7%
Fidelity® VIP Mid Cap Portfolio—Initial Class	2014	$32,068	1,096	$29.03 to $36.35	6.0% to 6.3%	0.3%
	2013	33,931	1,233	27.32 to 34.29	35.9% to 36.2%	0.5%
	2012	25,926	1,283	20.05 to 25.23	14.5% to 14.8%	0.6%
	2011	29,695	1,691	17.46 to 22.03	(10.8%) to (10.6%)	0.2%
	2010	34,515	1,757	19.54 to 24.70	28.5% to 28.8%	0.4%
Fidelity® VIP Money Market Portfolio—Initial Class	2014	$39,901	3,962	$10.07 to $10.07	0.0% to 0.0%	0.0%
	2013	31,467	3,125	10.07 to 10.07	0.0% to 0.0%	0.0%
	2012	37,529	3,603	10.07 to 10.07	0.1% to 0.1%	0.1%
	2011	23,501	2,333	10.05 to 10.05	0.1% to 0.1%	0.1%
	2010	17,051	1,698	10.04 to 10.04	0.2% to 0.2%	0.2%
Fidelity® VIP Overseas Portfolio—Initial Class	2014	$10,512	632	$13.08 to $16.64	(8.3%) to (8.1%)	1.3%
	2013	11,719	648	14.26 to 18.10	30.1% to 30.4%	1.4%
	2012	9,191	663	10.96 to 13.88	20.4% to 20.7%	2.0%
	2011	9,820	855	9.10 to 11.49	(17.4%) to (17.2%)	1.8%
	2010	9,554	690	11.02 to 13.87	12.8% to 13.1%	1.4%
Fidelity® VIP Real Estate Portfolio—Initial Class	2014	$2,001	158	$12.67 to $12.67	30.2% to 30.2%	2.2%
	2013	799	82	9.73 to 9.73	(2.7%) to (2.7%)	0.0%
Fidelity® VIP Value Leaders Portfolio—Initial Class	2014	$64	3	$22.48 to $22.48	13.1% to 13.1%	1.8%
	2013	23	1	19.88 to 19.88	35.2% to 35.2%	0.6%
	2012	4	—	14.71 to 14.71	14.0% to 14.0%	2.2%
	2011	4	—	12.90 to 12.90	(8.0%) to (8.0%)	1.3%
	2010	5	—	14.02 to 14.02	10.0% to 10.0%	1.4%
Fidelity® VIP Value Strategies Portfolio—Service Class 2	2014	$558	24	$23.08 to $23.08	6.5% to 6.5%	0.8%
	2013	495	23	21.67 to 21.67	30.2% to 30.2%	0.5%
	2012	403	24	16.64 to 16.64	27.1% to 27.1%	0.4%
	2011	270	21	13.10 to 13.10	(9.0%) to (9.0%)	0.8%
	2010	327	23	14.40 to 14.40	26.3% to 26.3%	0.3%
Invesco V.I. American Value Fund—Series I Shares	2014	$8,387	235	$35.73 to $35.73	9.8% to 9.8%	0.4%
	2013	9,740	299	32.55 to 32.55	34.3% to 34.3%	0.8%
	2012	4,517	190	24.24 to 24.24	17.3% to 17.3%	0.8%
	2011	1,487	72	20.67 to 20.67	0.9% to 0.9%	0.7%
	2010	1,152	56	20.48 to 20.48	22.2% to 22.2%	0.5%
Invesco V.I. Global Real Estate Fund—Series I Shares	2014	$4,925	350	$12.35 to $14.11	14.3% to 14.6%	1.7%
	2013	3,396	277	10.81 to 12.31	2.5% to 2.7%	3.8%
	2012	2,985	250	10.55 to 11.99	27.8% to 28.1%	0.6%
	2011	2,102	226	8.25 to 9.36	(6.7%) to (6.5%)	3.8%
	2010	2,358	237	8.85 to 10.01	17.2% to 17.5%	5.0%
Invesco V.I. International Growth Fund—Series I Shares	2014	$16,219	1,026	$15.81 to $15.81	0.3% to 0.3%	1.6%
	2013	13,105	832	15.76 to 15.76	19.0% to 19.0%	1.2%
	2012	10,233	771	13.24 to 13.24	15.5% to 15.5%	1.4%
	2011	7,660	668	11.46 to 11.46	(6.7%) to (6.7%)	1.5%
	2010	8,318	677	12.29 to 12.29	12.9% to 12.9%	2.6%
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	2014	$752	49	$15.20 to $15.20	4.4% to 4.4%	0.1%
	2013	377	26	14.55 to 14.55	28.8% to 28.8%	0.7%
	2012	394	35	11.30 to 11.30	11.0% to 11.0%	0.0%
	2011	3,161	311	10.18 to 10.18	(6.4%) to (6.4%)	0.1%
	2010	99	9	10.87 to 10.87	8.7% to 8.7%	0.6%
Janus Aspen Enterprise Portfolio—Institutional Shares	2014	$7,199	234	$30.81 to $30.81	12.5% to 12.5%	0.2%
	2013	6,144	224	27.38 to 27.38	32.4% to 32.4%	0.5%
	2012	4,867	235	20.69 to 20.69	17.3% to 17.3%	0.0%
	2011	4,213	239	17.64 to 17.64	(1.4%) to (1.4%)	0.0%
	2010	6,722	376	17.89 to 17.89	25.8% to 25.8%	0.1%
Janus Aspen Flexible Bond Portfolio—Institutional Shares	2014	$1	—	$9.97 to $9.97	(0.3%) to (0.3%)	0.0%
Janus Aspen Forty Portfolio—Institutional Shares	2014	$3,163	143	$22.11 to $22.11	8.7% to 8.7%	0.2%
	2013	3,616	178	20.34 to 20.34	31.2% to 31.2%	0.7%
	2012	2,697	174	15.50 to 15.50	24.2% to 24.2%	0.5%
	2011	6,958	557	12.48 to 12.48	(6.7%) to (6.7%)	0.3%
	2010	10,123	756	13.38 to 13.38	6.7% to 6.7%	0.4%
Janus Aspen Global Research Portfolio—Institutional Shares	2014	$654	38	$16.85 to $17.97	7.1% to 7.4%	1.1%
	2013	476	29	15.68 to 16.77	28.0% to 28.4%	1.2%
	2012	398	32	12.21 to 13.10	19.7% to 20.1%	0.9%
	2011	328	31	9.77 to 10.94	(14.0%) to (13.7%)	0.4%
	2010	751	63	11.35 to 12.72	7.8% to 15.8%	0.6%
Lazard Retirement International Equity Portfolio—Service Shares	2014	$3,692	237	$12.85 to $15.65	(4.4%) to (4.2%)	1.5%
	2013	4,023	249	13.45 to 16.34	20.5% to 20.8%	1.3%
	2012	3,593	268	11.16 to 13.53	20.8% to 21.1%	1.7%
	2011	3,016	272	9.24 to 11.17	(7.5%) to (7.3%)	1.8%
	2010	3,745	313	9.99 to 12.05	6.5% to 6.7%	1.5%
Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC	2014	$5,780	265	$21.78 to $27.37	11.2% to 11.5%	0.4%
	2013	5,213	267	19.53 to 24.60	30.0% to 30.3%	0.4%
	2012	4,615	308	14.99 to 18.92	14.3% to 14.5%	0.6%
	2011	4,763	364	13.08 to 16.56	(4.3%) to (4.0%)	0.2%
	2010	5,651	414	13.63 to 17.30	25.1% to 25.4%	0.5%
LVIP Baron Growth Opportunities Fund—Service Class	2014	$15,489	674	$17.32 to $23.05	4.6% to 4.9%	0.2%
	2013	12,466	567	16.56 to 21.98	39.7% to 40.1%	0.4%
	2012	7,548	481	11.85 to 15.69	17.9% to 18.2%	1.4%
	2011	4,370	330	10.05 to 13.27	3.8% to 4.0%	0.0%
	2010	3,685	290	9.68 to 12.76	26.1% to 26.4%	0.0%
LVIP SSgA Bond Index Fund—Standard Class	2014	$11,617	1,098	$10.58 to $10.58	5.8% to 5.8%	3.4%
	2013	3,939	394	10.00 to 10.00	(2.6%) to (2.6%)	2.0%
	2012	4,873	475	10.26 to 10.26	2.6% to 2.6%	3.3%
LVIP SSgA Developed International 150 Fund—Standard Class	2014	$1,136	85	$13.29 to $13.29	0.9% to 0.9%	4.2%
	2013	650	49	13.17 to 13.17	20.3% to 20.3%	7.2%
LVIP SSgA Emerging Markets 100 Fund—Standard Class	2014	$6,115	641	$9.54 to $9.54	(3.4%) to (3.4%)	4.2%
	2013	2,749	278	9.87 to 9.87	(2.8%) to (2.8%)	2.8%
	2012	421	41	10.16 to 10.16	1.6% to 1.6%	4.1%
LVIP SSgA International Index Fund—Standard Class	2014	$6,139	497	$12.36 to $12.36	(5.8%) to (5.8%)	3.7%
	2013	2,390	182	13.12 to 13.12	21.0% to 21.0%	1.7%
	2012	2,071	191	10.85 to 10.85	8.5% to 8.5%	2.0%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MFS® Global Tactical Allocation Portfolio—Initial Class	2014	$9,943	751	$13.24 to $13.24	4.5% to 4.5%	3.0%
	2013	2,512	198	12.68 to 12.68	8.8% to 8.8%	1.5%
	2012	309	27	11.65 to 11.65	9.6% to 9.6%	2.2%
	2011	5	—	10.63 to 10.63	6.3% to 6.3%	1.8%
MFS® International Value Portfolio—Initial Class	2014	$12,991	849	$15.19 to $15.31	1.1% to 1.3%	1.8%
	2013	11,300	748	15.11 to 15.11	27.9% to 27.9%	1.5%
	2012	4,431	375	11.81 to 11.81	18.1% to 18.1%	1.6%
MFS® Investors Trust Series—Initial Class	2014	$71	3	$27.08 to $27.08	10.7% to 10.7%	0.8%
	2013	96	4	24.46 to 24.46	31.7% to 31.7%	1.1%
	2012	74	4	18.57 to 18.57	18.9% to 18.9%	0.9%
	2011	63	4	15.62 to 15.62	(2.4%) to (2.4%)	0.9%
	2010	88	5	16.00 to 16.00	10.8% to 10.8%	1.2%
MFS® New Discovery Series—Initial Class	2014	$12	1	$23.40 to $23.40	(7.3%) to (7.3%)	0.0%
	2013	14	1	25.23 to 25.23	41.5% to 41.5%	0.0%
	2012	10	1	17.83 to 17.83	21.2% to 21.2%	0.0%
	2011	9	1	14.71 to 14.71	(10.3%) to (10.3%)	0.0%
	2010	10	1	16.39 to 16.39	36.3% to 36.3%	0.0%
MFS® Value Series—Initial Class	2014	$21,677	934	$23.20 to $23.20	10.5% to 10.5%	1.4%
	2013	20,582	980	21.00 to 21.00	35.9% to 35.9%	1.2%
	2012	12,667	820	15.45 to 15.45	16.3% to 16.3%	1.6%
	2011	9,559	719	13.29 to 13.29	(0.3%) to (0.3%)	1.3%
	2010	4,499	337	13.33 to 13.33	11.5% to 11.5%	1.5%
Neuberger Berman AMT Large Cap Value Portfolio—Class I	2014	$1,010	74	$13.63 to $13.63	9.9% to 9.9%	0.8%
	2013	854	69	12.41 to 12.41	31.1% to 31.1%	1.1%
	2012	434	46	9.46 to 9.46	16.6% to 16.6%	0.4%
	2011	261	32	8.11 to 8.11	(11.4%) to (11.4%)	0.0%
	2010	348	38	9.15 to 9.15	15.7% to 15.7%	0.4%
Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	2014	$216	13	$16.29 to $16.29	15.4% to 15.4%	0.4%
	2013	162	11	14.12 to 14.12	29.7% to 29.7%	1.0%
	2012	107	10	10.88 to 10.88	14.1% to 14.1%	0.7%
	2011	98	10	9.54 to 9.54	(1.1%) to (1.1%)	0.3%
	2010	81	8	9.65 to 9.65	9.4% to 9.4%	0.0%
Oppenheimer Core Bond Fund/VA—Non-Service Shares	2014	$1	—	$11.68 to $11.68	7.3% to 7.3%	5.2%
	2013	1	—	10.89 to 10.89	(0.1%) to (0.1%)	5.1%
	2012	1	—	10.90 to 10.90	10.3% to 10.3%	4.9%
	2011	1	—	9.88 to 9.88	8.3% to 8.3%	5.8%
	2010	1	—	9.13 to 9.13	12.4% to 12.4%	1.6%
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	2014	$8,219	604	$11.76 to $13.60	2.0% to 2.3%	2.5%
	2013	5,847	440	13.30 to 13.30	(8.5%) to (8.5%)	1.0%
	2012	4,165	287	14.53 to 14.53	6.9% to 6.9%	1.5%
	2011	2,281	168	13.59 to 13.59	7.6% to 7.6%	2.4%
	2010	721	57	12.63 to 12.63	11.7% to 11.7%	2.6%
PIMCO VIT High Yield Portfolio—Administrative Class	2014	$2,921	207	$14.13 to $14.13	3.4% to 3.4%	5.2%
	2013	1,970	144	13.67 to 13.67	5.7% to 5.7%	5.7%
	2012	1,886	146	12.93 to 12.93	14.3% to 14.3%	5.4%
	2011	514	45	11.31 to 11.31	3.4% to 3.4%	6.1%
	2010	—	—	10.94 to 10.94	9.4% to 9.4%	4.2%
PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class	2014	$1,050	49	$21.50 to $21.50	24.0% to 24.0%	2.3%
	2013	857	49	17.34 to 17.34	(13.0%) to (13.0%)	2.3%
	2012	3,897	196	19.91 to 19.91	4.4% to 4.4%	2.0%
	2011	194	10	19.07 to 19.07	27.9% to 27.9%	2.7%
	2010	135	9	14.91 to 14.91	11.7% to 11.7%	3.6%
PIMCO VIT Low Duration Portfolio—Administrative Class	2014	$9,710	670	$14.49 to $14.49	0.9% to 0.9%	1.1%
	2013	8,181	569	14.37 to 14.37	(0.1%) to (0.1%)	1.4%
	2012	4,713	328	14.39 to 14.39	5.9% to 5.9%	1.8%
	2011	2,808	207	10.50 to 13.60	0.9% to 1.1%	1.7%
	2010	2,025	151	10.41 to 13.45	2.9% to 5.3%	1.6%
PIMCO VIT Real Return Portfolio—Administrative Class	2014	$16,117	1,031	$15.21 to $15.60	2.8% to 3.1%	1.4%
	2013	18,444	1,217	14.79 to 15.13	(9.4%) to (9.2%)	1.6%
	2012	20,463	1,226	16.33 to 16.67	8.5% to 8.8%	1.1%
	2011	12,697	826	15.05 to 15.32	11.4% to 11.7%	2.1%
	2010	10,340	751	13.51 to 13.72	7.8% to 8.1%	1.4%
PIMCO VIT Total Return Portfolio—Administrative Class	2014	$57,959	3,228	$14.92 to $17.97	4.0% to 4.3%	2.2%
	2013	66,908	3,885	14.34 to 17.23	(2.2%) to (2.0%)	2.2%
	2012	59,287	3,376	14.67 to 17.57	9.3% to 9.6%	2.5%
	2011	46,389	2,895	13.41 to 16.03	3.4% to 3.6%	2.6%
	2010	44,122	2,853	12.98 to 15.48	7.8% to 8.1%	2.4%
Royce Micro-Cap Portfolio—Investment Class	2014	$5,146	259	$19.42 to $19.92	(3.8%) to (3.6%)	0.0%
	2013	6,797	329	20.19 to 20.66	20.7% to 21.0%	0.5%
	2012	5,712	335	16.73 to 17.08	7.3% to 7.6%	0.0%
	2011	5,629	355	15.59 to 15.87	(12.3%) to (12.1%)	2.4%
	2010	7,571	420	17.78 to 18.05	29.6% to 30.0%	2.4%
T. Rowe Price Blue Chip Growth Portfolio	2014	$38,808	1,536	$25.27 to $25.27	9.2% to 9.2%	0.0%
	2013	33,317	1,439	23.15 to 23.15	41.2% to 41.2%	0.0%
	2012	18,862	1,150	16.40 to 16.40	18.3% to 18.3%	0.2%
	2011	15,211	1,097	13.87 to 13.99	1.3% to 1.5%	0.0%
	2010	12,317	902	13.66 to 13.81	9.3% to 16.4%	0.0%
T. Rowe Price Equity Index 500 Portfolio	2014	$408	20	$20.40 to $20.40	13.2% to 13.2%	1.7%
	2013	406	23	18.02 to 18.02	31.9% to 31.9%	1.7%
	2012	555	41	13.66 to 13.66	15.6% to 15.6%	1.9%
	2011	503	43	11.82 to 11.82	1.8% to 1.8%	1.8%
	2010	214	18	11.60 to 11.60	14.6% to 14.6%	1.7%
T. Rowe Price International Stock Portfolio	2014	$2,900	160	$17.86 to $18.16	(1.5%) to (1.2%)	1.0%
	2013	3,074	168	18.13 to 18.38	13.8% to 14.1%	0.8%
	2012	2,727	170	15.94 to 16.12	18.1% to 18.4%	0.7%
	2011	4,909	361	13.49 to 13.61	(13.1%) to (12.8%)	2.6%
	2010	2,912	187	15.51 to 15.61	14.2% to 14.5%	1.1%
T. Rowe Price Limited-Term Bond Portfolio	2014	$2,243	168	$13.36 to $13.80	0.4% to 0.6%	1.3%
	2013	4,449	335	13.28 to 13.74	(0.1%) to 0.1%	1.5%
	2012	5,804	438	13.26 to 13.76	2.2% to 2.5%	2.0%
	2011	3,802	293	12.94 to 13.46	1.3% to 1.6%	2.4%
	2010	3,589	282	12.74 to 13.28	2.8% to 3.1%	2.8%
T. Rowe Price New America Growth Portfolio	2014	$7,525	306	$24.61 to $24.61	9.3% to 9.3%	0.0%
	2013	7,646	340	22.51 to 22.51	38.0% to 38.0%	0.0%
	2012	7,803	478	16.31 to 16.31	13.1% to 13.1%	0.5%
	2011	5,888	408	14.42 to 15.48	(1.3%) to (1.1%)	0.2%
	2010	4,768	327	14.58 to 15.69	11.5% to 19.7%	0.2%
T. Rowe Price Personal Strategy Balanced Portfolio	2014	$16,014	763	$20.98 to $20.98	5.2% to 5.2%	1.6%
	2013	16,906	848	19.95 to 19.95	17.9% to 17.9%	1.5%
	2012	13,964	826	16.91 to 16.91	15.1% to 15.1%	1.9%
	2011	16,256	1,106	14.69 to 14.69	(0.3%) to (0.3%)	1.8%
	2010	29,287	1,987	14.74 to 14.74	13.7% to 13.7%	2.3%
TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	2014	$20	1	$15.55 to $15.55	4.8% to 4.8%	1.0%
	2013	24	2	14.83 to 14.83	22.6% to 22.6%	0.7%
TOPS® Balanced ETF Portfolio—Class 2 Shares	2014	$70	5	$12.95 to $12.95	3.5% to 3.5%	2.1%
	2013	11	1	12.51 to 12.51	9.1% to 9.1%	0.5%
TOPS® Conservative ETF Portfolio—Class 2 Shares	2014	$193	16	$11.96 to $11.96	2.1% to 2.1%	0.4%
	2013	43	4	11.71 to 11.71	4.6% to 4.6%	2.3%
	2012	3	—	11.20 to 11.20	12.0% to 12.0%	0.0%
TOPS® Growth ETF Portfolio—Class 2 Shares	2014	$46	3	$14.81 to $14.81	3.7% to 3.7%	1.5%
	2013	16	1	14.28 to 14.28	18.9% to 18.9%	0.2%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	2014	$228	19	$12.18 to $12.18	3.1% to 3.1%	1.1%
	2013	110	9	11.82 to 11.82	7.9% to 7.9%	1.2%
	2012	3	—	10.95 to 10.95	9.5% to 9.5%	0.1%
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	2014	$42	3	$12.84 to $12.84	1.3% to 1.3%	1.2%
	2013	10	1	12.67 to 12.67	16.0% to 16.0%	1.2%
	2012	—	—	10.93 to 10.93	8.2% to 8.2%	0.0%
	2011	5,073	502	10.10 to 10.10	1.0% to 1.0%	0.0%
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	2014	$323	25	$12.70 to $12.70	2.8% to 2.8%	1.2%
	2013	173	14	12.35 to 12.35	12.4% to 12.4%	1.3%
	2012	6	1	10.99 to 10.99	9.9% to 9.9%	0.1%
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	2014	$258	19	$13.83 to $13.83	3.5% to 3.5%	2.4%
	2013	161	12	13.36 to 13.36	13.0% to 13.0%	0.6%
UIF Emerging Markets Debt Portfolio—Class I	2014	$6,346	307	$18.84 to $20.67	2.7% to 2.9%	5.5%
	2013	6,528	325	18.35 to 20.08	(9.0%) to (8.7%)	4.4%
	2012	5,308	242	20.16 to 22.01	17.7% to 18.0%	2.9%
	2011	3,156	170	17.14 to 18.66	6.8% to 7.0%	4.4%
	2010	2,073	119	16.05 to 17.43	9.5% to 9.7%	4.5%
UIF U.S. Real Estate Portfolio—Class I	2014	$13,710	444	$30.83 to $37.06	29.4% to 29.7%	1.4%
	2013	10,087	424	23.77 to 28.64	1.8% to 2.1%	1.2%
	2012	9,605	417	23.29 to 28.13	15.5% to 15.8%	0.9%
	2011	7,382	367	20.11 to 24.35	5.7% to 5.9%	0.8%
	2010	9,167	482	18.98 to 23.04	29.6% to 30.0%	2.0%
Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares	2014	$692	58	$12.00 to $12.00	(1.1%) to (1.1%)	0.0%
	2013	385	32	12.13 to 12.13	5.0% to 5.0%	0.0%
	2012	168	15	11.55 to 11.55	1.3% to 1.3%	0.0%
	2011	46	4	11.40 to 11.40	(2.3%) to (2.3%)	0.8%
	2010	225	19	11.66 to 11.66	5.0% to 5.0%	0.0%
Van Eck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares	2014	$454	36	$12.48 to $12.68	1.9% to 2.2%	6.7%
	2013	540	44	12.24 to 12.41	(9.4%) to (9.2%)	2.4%
	2012	1,770	130	13.51 to 13.66	5.3% to 5.5%	1.8%
	2011	1,256	97	12.83 to 12.94	7.9% to 8.1%	7.6%
	2010	1,026	86	11.90 to 11.97	5.9% to 6.2%	0.2%
Voya Russell™ Mid Cap Index Portfolio—Class I	2014	$7,566	483	$15.65 to $15.65	12.7% to 12.7%	1.0%
	2013	6,081	438	13.89 to 13.89	34.2% to 34.2%	1.1%
	2012	4,326	418	10.35 to 10.35	3.5% to 3.5%	0.0%

Not all investment options are available under all policies.

Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of net assets are 0.15% to 0.90%, excluding expenses of the underlying Funds, premium loads, sales expenses, monthly contract charges and surrender charges.

(1)	Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.
(2)	These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of New York Life Insurance and Annuity Corporation

and the Corporate Sponsored Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Corporate Sponsored Variable Universal Life Separate Account-I as of December 31, 2014, the results of each of its operations for the year ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of New York Life Insurance and Annuity Corporation management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2014 by correspondence with the transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 18, 2015

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED FINANCIAL STATEMENTS

(GAAP Basis)

December 31, 2014 and 2013

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	December 31,
	2014	2013
	(in millions)
Assets
Fixed maturities, at fair value:
Available-for-sale (includes securities pledged as collateral that can be sold or repledged of $537 in 2014 and $489 in 2013)	$75,653	$71,543
Trading	1,197	497
Equity securities, at fair value:
Available-for-sale	35	112
Trading	757	447
Mortgage loans, net of allowances	10,927	9,765
Policy loans	869	858
Securities purchased under agreements to resell	133	101
Investments in affiliates	2,287	2,288
Other investments	1,219	1,438

Total investments	93,077	87,049
Cash and cash equivalents	710	594
Deferred policy acquisition costs	3,041	2,847
Interest in annuity contracts	6,260	6,114
Amounts recoverable from reinsurer:
Affiliated	4,410	6,877
Unaffiliated	1,546	1,390
Other assets	1,505	1,357
Separate account assets	28,965	26,434

Total assets	$139,514	$132,662

Liabilities
Policyholders’ account balances	$66,876	$65,391
Future policy benefits	16,688	14,069
Policy claims	347	339
Obligations under structured settlement agreements	6,260	6,114
Amounts payable to reinsurer:
Affiliated	4,370	6,837
Unaffiliated	52	48
Other liabilities	3,173	2,730
Separate account liabilities	28,965	26,434

Total liabilities	126,731	121,962

Stockholder’s Equity
Capital stock — par value $10,000 (20,000 shares authorized, 2,500 issued and outstanding)	25	25
Additional paid in capital	3,928	3,928
Accumulated other comprehensive income	2,064	963
Retained earnings	6,766	5,784

Total stockholder’s equity	12,783	10,700

Total liabilities and stockholder’s equity	$139,514	$132,662

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2014	2013	2012
	(in millions)
Revenues
Premiums	$3,123	$3,384	$2,816
Fees-universal life and annuity policies	1,017	889	885
Net investment income	3,683	3,612	3,611
Net investment gains (losses):
Other-than-temporary impairments on fixed maturities	(30)	(45)	(63)
Other-than-temporary impairments on fixed maturities recognized in accumulated other comprehensive income	1	11	18
All other net investment gains (losses)	467	(65)	75

Total net investment gains (losses)	438	(99)	30
Net revenue from reinsurance	86	71	85
Other income	100	94	68

Total revenues	8,447	7,951	7,495

Expenses
Interest credited to policyholders’ account balances	2,199	1,847	2,055
Increase in liabilities for future policy benefits	2,451	2,718	2,199
Policyholder benefits	1,341	1,164	973
Operating expenses	1,129	1,363	1,416

Total expenses	7,120	7,092	6,643

Income before income taxes	1,327	859	852
Income tax expense	345	193	240

Net income	$982	$666	$612

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Year Ended December 31,
	2014	2013	2012
	(in millions)
Net income	$982	$666	$612

Other comprehensive (loss) gain income, net of tax
Foreign currency translation adjustment:	(1)	1	—
Less: reclassification adjustment for currency translation gains included in net income	—	—	—

Foreign currency translation adjustment, net	(1)	1	—

Net unrealized investment gain (losses):
Net unrealized investment gains (losses) arising during the period	1,175	(1,999)	1,004
Less: reclassification adjustment for net unrealized investment gains included in net income	73	63	86

Net unrealized investment gains (losses), net	1,102	(2,062)	918

Other comprehensive income (loss), net of tax	1,101	(2,061)	918

Comprehensive income (loss)	$2,083	$(1,395)	$1,530

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

Years Ended December 31, 2014, 2013 and 2012

(in millions)

			Accumulated Other Comprehensive Income
	Capital Stock	Additional Paid In Capital	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)	Net Unrealized Gains (Losses) on Other-Than Temporarily Impaired Fixed Maturity Investments	Retained Earnings	Total Stockholder’s Equity
Balance at January 1, 2012	$25	$3,928	$–	$2,161	$(55)	$4,506	$10,565
Net income	–	–	–	–	–	612	612
Other comprehensive income, net of tax	–	–	–	872	46	–	918

Balance at December 31, 2012	$25	$3,928	$–	$3,033	$(9)	$5,118	$12,095
Net income	–	–	–	–	–	666	666
Other comprehensive income, net of tax	–	–	1	(2,072)	10	–	(2,061)

Balance at December 31, 2013	$25	$3,928	$1	$961	$1	$5,784	$10,700
Net income	–	–	–	–	–	982	982
Other comprehensive (loss) income, net of tax	–	–	(1)	1,081	21	–	1,101

Balance at December 31, 2014	$25	$3,928	$–	$2,042	$22	$6,766	$12,783

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF CASH FLOW

	Year Ended December 31,
	2014	2013	2012
	(in millions)
Cash Flows from Operating Activities:
Net income	$982	$666	$612
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	(17)	(4)	(8)
Net capitalization of deferred policy acquisition costs	(314)	(44)	127
Universal life and annuity fees	(743)	(718)	(677)
Interest credited to policyholders’ account balances	2,199	1,847	2,055
Capitalized interest and dividends reinvested	(228)	(207)	(192)
Net investment (gains) losses	(438)	99	(30)
Equity in earnings of limited partnerships	33	22	23
Deferred income tax expense	127	50	61
Net revenue from intercompany reinsurance	(1)	(1)	(1)
Net change in unearned revenue liability	60	140	32
Changes in:
Other assets and other liabilities	(111)	53	25
Book overdrafts	20	14	–
Reinsurance receivables and payables	4	(59)	(10)
Policy claims	8	69	(12)
Future policy benefits	2,463	2,685	2,265

Net cash provided by operating activities	4,044	4,612	4,270

Cash Flows from Investing Activities:
Proceeds from:
Sale of available-for-sale fixed maturities	2,474	3,979	3,752
Maturity and repayment of available-for-sale fixed maturities	7,829	9,329	8,683
Sale of equity securities	78	34	128
Repayment of mortgage loans	1,309	1,167	816
Sale of other investments	1,997	2,134	1,969
Sale of trading securities	679	280	39
Maturity and repayment of trading securities	48	61	31
Cost of:
Available-for-sale fixed maturities acquired	(12,296)	(16,219)	(13,407)
Equity securities acquired	(2)	–	(58)
Mortgage loans acquired	(2,460)	(2,431)	(2,149)
Acquisition of other investments	(2,045)	(1,962)	(3,005)
Acquisition of trading securities	(1,753)	(1,013)	(112)
Securities purchased under agreements to resell	(32)	(42)	31
Cash collateral (paid) received on derivatives	(4)	7	–
Policy loans	(6)	12	(32)

Net cash used in investing activities	(4,184)	(4,664)	(3,314)

Cash Flows from Financing Activities:
Policyholders’ account balances:
Deposits	7,735	6,116	4,763
Withdrawals	(6,030)	(4,325)	(4,370)
Net transfers to the separate accounts	(1,761)	(1,518)	(1,145)
Increase in loaned securities	50	39	–
Securities sold under agreements to repurchase	–	(76)	(38)
Net paydowns from debt	(1)	(4)	(2)
Change in bank overdrafts	–	–	33
Cash collateral received (paid) on derivatives	265	(215)	(82)

Net cash provided by (used in) financing activities	258	17	(841)

Effect of exchange rate changes on cash and cash equivalents	(2)	(4)	(2)

Net (decrease) increase in cash and cash equivalents	116	(39)	113
Cash and cash equivalents, beginning of year	594	633	520

Cash and cash equivalents, end of year	$710	$594	$633

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(GAAP BASIS)

DECEMBER 31, 2014, 2013 AND 2012

NOTE 1 — NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (the “Company”), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company (“New York Life”). The Company’s primary business operations are its Insurance and Agency and Investment Groups. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life’s career agency force with certain products also marketed through third party banks, brokers and independent financial advisors.

NOTE 2 — BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation with majority owned and controlled subsidiaries, as well as a variable interest entity in which the Company is considered the primary beneficiary. All intercompany transactions have been eliminated in consolidation. Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or equity as previously reported.

The Delaware State Insurance Department (“the Department”) recognizes only statutory accounting practices for determining and reporting the financial position and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. Refer to Note 19 — Statutory Financial Information for further discussion.

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturity investments classified as available-for-sale are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 9 — Fair Value Measurements. The amortized cost of fixed maturities is adjusted for amortization of premium and accretion of discount. Interest income, as well as the related amortization of premium and accretion of discount, is included in Net investment income in the accompanying Consolidated Statements of Operations. The Company accrues interest income on fixed maturities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Fixed maturity and equity trading securities are reported at fair value and include invested assets that support certain of the Company’s insurance liabilities. The changes in the fair value of all trading securities are included in Net investment gains or losses in the accompanying Consolidated Statements of Operations. Cash flows from acquiring and disposing of trading securities that support the Company’s insurance liabilities are classified in Cash flows from investing activities in the Consolidated Statements of Cash Flow. All other cash flows for trading securities are classified in Cash flows from operating activities in the Consolidated Statements of Cash Flow.

Unrealized gains and losses on available-for-sale fixed maturity investments are reported as net unrealized investment gains or losses in Accumulated other comprehensive income (“AOCI”), net of deferred taxes and related adjustments, in the accompanying Consolidated Statements of Financial Position. Unrealized gains and losses from fixed maturity investments classified as trading are reflected in Net investment gains or losses in the accompanying Consolidated Statements of Operations.

Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions, based on data obtained from external sources or internal estimates. For mortgage-backed and asset-backed securities, projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at the date of acquisition), the adjustments to amortized cost are recorded as a charge or credit to Net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities, and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

The cost basis of fixed maturities is adjusted for impairments in value deemed to be other-than-temporary, with a loss recognized in Net investment gains or losses in the accompanying Consolidated Statements of Operations. The new cost basis is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, impaired fixed maturities are accounted for as if purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Factors considered in evaluating whether a decline in the value of fixed maturities is other-than-temporary include: (1) whether the decline is substantial; (2) the duration of time that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. Mortgage-backed and asset-backed securities rated below AA at acquisition, when the fair value is below amortized cost and there are negative changes in estimated future cash flows, are deemed other-than-temporary impaired securities.

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity’s cost and its fair value is recognized in earnings only when either the Company (1) has the intent to sell the fixed maturity security or (2) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If these conditions do not exist, an OTTI would be recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the net present value of projected future cash flows expected to be collected. The difference between the fair value and the present value of projected future cash flows expected to be collected represents the portion of OTTI related to other-than credit factors (“non-credit loss”) and is recognized in AOCI. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity prior to impairment.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults and recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, information such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate the recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

Equity securities are carried at fair value. For a discussion on valuation methods for equity securities, refer to Note 9 — Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are recorded as Net unrealized investment gains or losses in AOCI, net of deferred taxes and related adjustments, in the accompanying Consolidated Statements of Financial Position. Unrealized gains and losses from investments in equity securities classified as trading are reflected in Net investment gains or losses in the accompanying Consolidated Statements of Operations.

When it is determined that a decline in value of an available-for-sale equity security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with the associated realized loss reported in Net investment gains or losses in the accompanying Consolidated Statements of Operations. The new cost basis is not adjusted for subsequent increases in estimated fair value. Factors considered in evaluating whether a decline in value of an available-for-sale equity security is other-than-temporary include: (1) whether the decline is substantial; (2) the duration that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. The Company also considers in its OTTI analysis, its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost.

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts or premiums, deferred origination fee income, and valuation allowances, and are collateralized. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan document. Fair value of the collateral is updated triennially unless a more current appraisal is warranted. The Company also has a general valuation allowance for probable incurred, but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company’s historical loss experience, as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk, based on geographic locations and property types, as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio takes into account loan-to-value ratios (“LTV”) of the portfolio, as well as expected defaults and loss severity of loans deemed to be delinquent. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses in the accompanying Consolidated Statements of Operations.

For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income. If a loan has investment income due and accrued that is 90 days past due, the investment income shall continue to accrue, if deemed collectible.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. A specific valuation allowance is established for mortgage loans restructured in a TDR for the excess carrying value of the mortgage loan over the estimated fair value of the collateral.

The Company closely monitors mortgage loans with the potential for specific valuation allowance by considering a number of factors. For commercial mortgage loans, these factors include, but are not limited to, LTV, asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate, and catastrophic events. Residential mortgage loans that are sixty or more days delinquent are monitored for potential valuation allowance.

Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest, that exceeds the related policy’s cash surrender value.

Investment in Affiliates consists of the Company’s investment in the New York Life Short Term Fund (“STIF”) and a revolving loan agreement with Madison Capital Funding LLC (“MCF”). For further discussion, refer to Note 6 — Investments.

Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives (see discussion on derivative instruments below), short-term investments, real estate and senior secured commercial loans. Refer to Note 6 — Investments for details of Other investments by component. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value.

In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices. The Company retains this specialized accounting practice in consolidation and for the equity method of accounting. For limited partnerships accounted for under the equity method of accounting, unrealized gains and losses are recorded in Net investment income in the accompanying Consolidated Statements of Operations. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in Other investments in the accompanying Consolidated Statements of Financial Position.

Real estate held for the production of income and home office properties are stated at cost less accumulated depreciation. Real estate held for sale is stated at the lower of cost less accumulated depreciation or fair value, less estimated costs to sell, which may result in an other-than-temporary impairment recorded in Net investment gains or losses in the accompanying Consolidated Statements of Operations. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets, generally 40 years. Costs of permanent improvements are depreciated over their estimated useful lives. Any encumbrances on real estate are recorded in Other liabilities in the accompanying Consolidated Statements of Financial Position.

Senior secured commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve, net of any deferred fees on originated loans or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a monthly basis for collectability in light of historical experience, the nature and volume of the loan

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

portfolio, adverse situations that may affect the borrower’s ability to repay, and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest, when due, according to the contractual terms of the loan document. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, at the loan’s observable market price, or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred, but not specifically identified losses, is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding loans in each related risk category to determine the general reserve on these loans. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses in the accompanying Consolidated Statements of Operations.

At the time of the funding of a loan, management determines the amount of the loan that will be held-for-sale. The syndication amounts have historically been sold within one year. Loans held for sale are carried at the lower of cost or fair value on an individual asset basis.

Net investment gains or losses on sales for all investments are generally computed using the specific identification method.

The authoritative guidance provides a fair value option election that allows companies to irrevocably elect fair value as the initial and subsequent accounting measurement attribute for certain financial assets and liabilities. Unrealized gains and losses on certain financial assets for which the fair value option has been elected are reported in Net investment gains or losses in the accompanying Consolidated Statements of Operations. The decision to elect the fair value option is determined on an instrument by instrument basis, must be applied to an entire instrument and is irrevocable once elected. Refer to Note 9 — Fair Value Measurements for more information on the fair value option.

Cash equivalents include investments that have remaining maturities of three months or less at the date of purchase and are carried at fair value.

Derivative Instruments

Derivatives are recorded at fair value as assets, within Other investments or as liabilities, within Other liabilities, in the accompanying Consolidated Statements of Financial Position, except for embedded derivatives, which are recorded with the associated host contract. The classification of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it qualifies and is designated for hedge accounting. Changes in fair value, for derivatives that do not qualify or are not designated for hedge accounting, are included in Net investment gains or losses in the accompanying Consolidated Statements of Operations.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception by detailing the particular risk, management objective, and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and ineffectiveness is measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or cash flows of the hedging instrument is within 80% to 125% of the inverse changes in the fair value or cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis over the life of the hedge relationship in accordance with its risk management policy. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge relationship will no longer be considered effective.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company discontinues hedge accounting prospectively if: (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative expired or is sold, terminated or exercised; (3) it is probable that the forecasted transaction will not occur, or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

In order to mitigate counterparty credit risk, the Company receives collateral from counterparties with derivatives in a net positive fair value position, which is included in Other liabilities in the accompanying Consolidated Statements of Financial Position. The Company also posts collateral for derivatives that are in a net liability position, which is included in Other assets in the accompanying Consolidated Statements of Financial Position. Refer to Note 7 — Derivative Instruments and Risk Management.

Cash Flow Hedges

The Company accounts for the following as cash flow and foreign currency hedges, when they qualify for hedge accounting under the requirements of the authoritative guidance: (1) interest rate swaps used to convert floating rate investments to fixed rate investments; and (2) foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

When a derivative is designated as a cash flow hedge and determined to be highly effective, changes in fair value are recorded as unrealized gains or losses in OCI and deferred until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, these unrealized gains or losses are reclassified to earnings to the same line item as the associated hedged item’s cash flows, in either Net investment gains or losses or Net investment income in the accompanying Consolidated Statements of Operations. Any ineffectiveness is immediately recognized in earnings and included in Net investment gains or losses in the accompanying Consolidated Statements of Operations.

When a derivative is designated as a foreign currency cash flow hedge and is determined to be highly effective, changes in fair value are recorded as unrealized gain or losses in OCI. The change in fair value of the derivative relative to the changes in foreign exchange rates affect earnings in the same period as the foreign exchange transaction gains and losses on the underlying hedged item in Net investment gains or losses in the accompanying Consolidated Statements of Operations. Any ineffectiveness is immediately recognized in earnings and included as Net investment gains or losses in the accompanying Consolidated Statements of Operations.

Embedded Derivatives

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded with the associated host contract in the accompanying Consolidated Statements of Financial Position at fair value and changes in their fair value are recorded in earnings. In certain instances, the Company may elect to carry the entire contract on the Consolidated Statements of Financial Position at fair value.

For further information on the Company’s derivative instruments and related hedged items and their effect on the Company’s financial position, financial performance and cash flows, refer to Note 7 — Derivative Instruments and Risk Management.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Variable Interest Entities (“VIEs”)

In the normal course of its investment activities, the Company enters into relationships with various special purpose entities (“SPEs”) and other entities that are deemed to be VIEs. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company is deemed a primary beneficiary of a VIE if it has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (2) the obligation to absorb losses of or the right to receive benefits from the VIE that could be potentially significant to the VIE. If both conditions are present, the Company is required to consolidate the VIE.

This authoritative guidance is deferred indefinitely for certain entities that have the attributes of investment companies, with the exception of securitizations, asset-backed financings, collateralized structures and former qualifying SPEs. In addition, entities are not eligible for the deferral if any obligation to fund losses or guarantee performance exists. In accordance with the deferral provisions, the Company is the primary beneficiary and is required to consolidate the VIE if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, or both.

Loaned Securities and Repurchase Agreements

The Company enters into securities lending agreements whereby certain investment securities are loaned to third parties. Securities loaned are treated as financing arrangements. With respect to securities loaned, the Company requires initial cash collateral equal to 102% of the fair value of domestic securities loaned. The Company records an offsetting liability for collateral received on securities lending in Other liabilities in the accompanying Consolidated Statements of Financial Position. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. The borrower of the loaned securities is permitted to sell or repledge those securities.

The Company enters into dollar roll repurchase agreements to sell and repurchase securities. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. The Company agrees to sell securities at a specified price and repurchase the securities at a lower price. The Company receives cash in the amount of the sales proceeds and establishes a liability equal to the repurchase amount. The difference between the sale and repurchase amounts represents deferred income, which is earned over the life of the agreement. The liability for repurchasing the assets is included in Other liabilities in the accompanying Consolidated Statements of Financial Position.

The Company enters into tri-party repurchase agreements to purchase and resell securities. Securities purchased under agreements to resell are treated as investing activities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company is not permitted to sell or repledge these securities. The collateral is not recorded on the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities to be resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the repurchase agreements as Securities purchased under agreements to resell in the accompanying Consolidated Statements of Financial Position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Deferred Policy Acquisition Costs

DAC consists primarily of incremental direct costs of contract acquisition that are incurred in transactions with employees, including career agents and independent third-parties as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection and contract selling for successfully negotiated contracts. These costs have been deferred and recorded as an asset in the accompanying Consolidated Statements of Financial Position.

For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the estimated life of those contracts. Annually, the Company conducts a review of valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, valuation assumptions are updated and the impact is reflected as retroactive adjustments in the current year’s amortization (“unlocking”) and is included in Operating expenses in the accompanying Consolidated Statements of Operations. For these contracts, the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in AOCI in the accompanying Consolidated Statements of Financial Position.

For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates.

Sales Inducements

For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder’s initial deposit and additional credits to the policyholder’s account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company also offers enhanced crediting rates on certain dollar cost averaging programs related to its deferred annuity products. From time to time, the Company conducts term life insurance conversion programs under which certain policyholders are offered additional premium credits, which are considered sales inducements, when converting a term life insurance policy or rider to a permanent life insurance contract. The Company defers these aforementioned sales inducements and generally amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in Other assets in the accompanying Consolidated Statements of Financial Position.

Interests in Annuity Contracts and Obligations Under Structured Settlement Agreements

The Company is the assumed obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations are based on prevailing market rates.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Intangible Assets

The Company holds an intangible asset with a finite life which is amortized over its useful life. Intangible assets with finite useful lives are tested for impairment when facts and circumstances indicate that the carrying amount may not be recoverable, and an impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows attributable to the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset’s carrying value over its fair value.

Fair value is generally determined using a discounted cash flow analysis with assumptions that a market participant would use.

All intangible assets are reported in Other assets in the accompanying Consolidated Statements of Financial Position.

Policyholders’ Account Balances

The Company’s liability for Policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts.

Future Policy Benefits

The Company’s liability for Future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and/or morbidity for lapse or surrender are generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation (“PAD”). Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then additional liabilities may be required, resulting in a charge to Increase in liabilities for future policy benefits in the accompanying Consolidated Statements of Operations. The Company does not establish loss reserves until a loss has occurred.

The Company’s liability for Future policy benefits also includes liabilities for guaranteed minimum benefits related to certain non-traditional long-duration life and annuity contracts and deferred profit on limited pay contracts. Refer to Note 12 — Policyholders’ Liabilities for a discussion on guaranteed minimum benefits.

Policy Claims

The Company’s liability for Policy claims includes a liability for unpaid claims and claim adjustment expenses. Unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Debt

Debt is generally carried at unpaid principal balance and is included in Other liabilities in the accompanying Consolidated Statements of Financial Position. Refer to Note 9 — Fair Value Measurements for discussion on the fair value of debt.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Separate Account Assets and Liabilities

The Company has separate accounts, some of which are registered with the U.S. Securities and Exchange Commission (“SEC”). The Company reports separately, as separate account assets and separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (1) such separate accounts are legally recognized; (2) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (3) investments are directed by the contractholder or in accordance with specific investment objectives; and (4) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company’s general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders’ interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

Other Assets and Other Liabilities

Other assets primarily consist of investment income due and accrued, sales inducements, and receivables from affiliates. Other liabilities primarily consist of net deferred tax liabilities, clearing and suspense liabilities, collateral received on securities loaned, employee and agent benefits, and payables to affiliates.

Fair Value Measurements

For fair values of various assets and liabilities, refer to Note 9 — Fair Value Measurements.

Recognition of Insurance Income and Related Expenses

Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the policies/contracts. This match is accomplished by providing liabilities for future policy benefits (as discussed in Note 12 — Policyholders’ Liabilities) and the deferral and subsequent amortization of DAC.

Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders’ account balances (as discussed in Note 12 — Policyholders’ Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included in Fees — universal life and annuity policies in the accompanying Consolidated Statements of Operations. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. The Company establishes an unearned revenue liability for amounts previously assessed to compensate the Company for services to be performed over future periods. These amounts are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note 14 — Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statements of Operations.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared to each other. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

Authoritative guidance requires an evaluation of the recoverability of deferred tax assets and the establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (1) the nature of deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various tax jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return.

In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits are included in Other liabilities in the accompanying Consolidated Statements of Financial Position and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as Income tax expense in the accompanying Consolidated Statements of Operations.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 4 — BUSINESS RISKS AND UNCERTAINTIES

In periods of extreme volatility and disruption in the securities and credit markets and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

The Company’s investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, preferred and common stocks, senior secured commercial loans and equity real estate. The fair value of the Company’s investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

Certain of these investments lack liquidity, such as privately placed fixed income securities, equity real estate and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but may experience significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company were to require significant amounts of cash on short notice in excess of cash on hand and the Company’s portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than the Company otherwise would have been able to realize, or both.

In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company’s general account investments.

During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on certain of the Company’s life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on the Company’s portfolio of investments supporting those products, thus generating losses. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

The Company establishes and carries reserves to pay future policyholder benefits and claims. The process of calculating reserve amounts for an insurance organization involves the use of a number of estimates and assumptions including those related to mortality (the relative incidence of death in a given time or place), morbidity (the incidence rate of a disease or medical condition) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts). Since the Company cannot precisely determine the amount or timing of actual future benefits and claims, actual results could differ significantly from those assumed. Deviations from one or more of these estimates and assumptions could have a material adverse effect on the Company’s consolidated results of operations or financial position.

The Company sets prices for many of its insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, morbidity, persistency (how long a contract stays in force)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability, or other factors. In addition, the Company could fail to accurately provide for changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of its products. The Company’s earnings are significantly influenced by the claims paid under its insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The Company’s future experience may not match its pricing assumptions or its past results. As a result, the Company’s results of operations and financial position could be materially adversely affected.

Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses and other financial intermediaries and guarantors may default on their obligations to the Company due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company’s structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company’s products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

Revenues of the Company’s variable products are, to a large extent, based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues. The level of assets under management could also be negatively affected by withdrawals or redemptions.

The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

The risk-based capital (“RBC”) ratio is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company’s products, interest rate risk and general business risks. Disruptions in the capital markets could increase equity and credit losses and reduce the Company’s statutory surplus and RBC ratio. To the extent the Company’s statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to improve its capital position, including through operational changes and potentially seeking capital from New York Life.

The Company faces significant competition.

The Company faces strong competition in its Insurance and Agency and Investment Group businesses. The Company’s ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

New York Life’s career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain existing productive career agents and attract additional productive career agents.

Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company’s ability to meet its financial obligations. These ratings indicate a rating agency’s

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

view of an insurance company’s ability to meet its obligations to its insured. In certain of the Company’s markets, ratings are important competitive factors. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company’s ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds. In addition, downgrades of the sovereign credit rating of the United States of America would likely result in a corresponding downgrade of the financial strength rating of the Company by certain rating agencies, which could have an adverse effect on the Company’s results of operations.

Regulatory developments in the markets in which the Company operates could affect the Company’s business.

Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation, derivatives and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The attractiveness to the Company’s customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company’s products to its customers.

A computer system failure or security breach could disrupt the Company’s business, damage its reputation and adversely impact its profitability.

The Company relies on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company has policies, procedures, automation and backup plans and facilities designed to prevent or limit the effect of failure, its computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond its control. The failure of the Company’s computer systems for any reason could disrupt its operations, result in the loss of customer business and adversely impact its profitability.

The Company retains confidential information on its computer systems, including customer information and proprietary business information. Any compromise of the security of the Company’s computer systems that results in the disclosure of personally identifiable customer information could damage the Company’s reputation, expose the Company to litigation and regulatory action, increase regulatory scrutiny, and require it to incur significant technical, legal and other expenses.

NOTE 5 — RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Pronouncements

In April 2014, the Financial Accounting Standards Board (“FASB”) issued updated guidance that changes the criteria for reporting discontinued operations and introduces new disclosures. Under this revised guidance, the disposal of a component or group of components of an entity should be reported as a discontinued operation if the disposal represents a strategic shift that has (or will have) a major effect on an entity’s operations and financial results. Disposals of equity method investments, or those reported as held-for-sale, will be eligible for presentation as a discontinued operation if they meet the new definition. The new guidance is effective

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

prospectively to new disposals and new classifications of disposal groups as held for sale that occurs on or after December 15, 2014. Early adoption is permitted for new disposals or new classifications as held for sale that have not been reported in financial statements previously issued or available for issuance. The Company adopted this guidance effective January 1, 2014. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In December 2013, the FASB issued guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. The definition of a public business entity is currently used in considering the scope of new financial guidance and will identify whether the guidance applies to public business entities. The new definition applies to authoritative guidance issued after December 2013. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This guidance became effective for annual reporting periods that begin after December 15, 2013, and was applied prospectively. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance became effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013 and was applied prospectively. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. The guidance became effective for interim or annual reporting periods that begin after December 15, 2013, and was applied prospectively. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In March 2013, the FASB issued updated guidance regarding the recognition in net income of the cumulative translation adjustment upon the sale or loss of control of a business or group of assets residing in a foreign subsidiary, or a loss of control of a foreign investment. The guidance became effective for the first interim or annual reporting period beginning after December 15, 2013 and was applied prospectively. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In February 2013, the FASB issued new guidance regarding joint and several liabilities. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. This guidance became effective for interim or annual reporting periods that began after December 15, 2013 and was applied prospectively. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance requires an entity to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income, but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures that provide additional detail about those amounts. The guidance became effective for the first interim or annual reporting period beginning after December 15, 2012 and was applied prospectively. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations. The disclosures required by this guidance are included in Note 10 — Investment Income and Investment Gains and Losses.

In December 2011 and January 2013, the FASB issued updated guidance and enhanced disclosure requirements for financial instruments and derivative instruments that are either offset in accordance with existing guidance for right of setoff or subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the financial statement. The FASB also clarified the scope of the new GAAP offsetting guidance, which only applies to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset in accordance with GAAP guidance or subject to a master netting arrangement or similar agreement. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the accompanying Consolidated Statements of Financial Position and instruments and transactions subject to an agreement similar to a master netting arrangement. The guidance became effective for annual reporting periods beginning on or after January 1, 2013 and was applied retrospectively for all comparative periods presented. The Company’s adoption of this guidance did not have an impact on the Company’s consolidated financial position or results of operations but resulted in additional disclosures related to derivatives included in Note 7 — Derivative Instruments and Risk Management, and securities purchased under agreements to resell included in Note 15 — Commitments and Contingencies.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of OCI as part of the Consolidated Statements of Stockholder’s Equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in AOCI or when an item of AOCI must be reclassified to net income. The Company opted to present net income and other comprehensive income in two separate consecutive statements. The Company adopted this guidance effective January 1, 2012. This guidance impacted the financial statement presentation but did not have an impact on the Company’s consolidated financial position or results of operations.

In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it had no effect on the total acquisition costs to be recognized over time and had no impact on the Company’s cash flows. Effective January 1, 2012, the Company adopted this guidance retrospectively.

Future Adoption of New Accounting Pronouncements

In February 2015, the FASB issued updated guidance that changes the rules regarding consolidation. The pronouncement is intended to improve targeted areas of the consolidation guidance for legal entities such as limited partnerships, limited liability corporations, and securitization structures, and removes the indefinite

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. The Company is currently evaluating the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In June 2014, the FASB issued an accounting standard that changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The new guidance requires that repurchase-to maturity transactions and repurchase financing arrangements be accounted for as secured borrowings and provides for enhanced disclosures, including the nature of collateral pledged and the time to maturity. The amendments are effective for interim and annual reporting periods beginning after December 15, 2014. Earlier adoption is not permitted. Certain interim period disclosures for repurchase agreements and securities lending transactions are not required until the second quarter of 2015. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In June 2014, the FASB issued an accounting standard that clarifies the accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. The standard requires that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. The amendments are effective for interim and annual reporting periods beginning after December 15, 2015. Earlier adoption is permitted. The standard may be applied prospectively to all awards granted or modified after the effective date; or retrospectively to all awards with performance targets that are outstanding as of the beginning of the earliest annual period presented in the financial statements and to all new or modified awards thereafter. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In May 2014, the FASB issued updated guidance on accounting for revenue recognition, which supersedes most existing revenue recognition guidance. The guidance requires an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to, in exchange for those goods or services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2016, and must be applied using one of two retrospective application methods. Early adoption is not permitted. The Company will adopt this guidance on January 1, 2017. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In January 2014, the FASB issued new guidance to clarify that an in-substance repossession or foreclosure occurs, and a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan, upon either (1) the creditor obtaining legal title to the residential real estate property upon completion of a foreclosure or (2) the borrower conveying all interest in the residential real estate property to the creditor to satisfy that loan through completion of a deed in lieu of foreclosure or through a similar legal agreement. This new guidance is effective for annual periods beginning after December 15, 2014 and should be adopted using either a modified retrospective transition method or a prospective transition method. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In January 2014, the FASB issued new guidance to permit reporting entities to make an accounting policy election to account for their investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in Income tax expense in the accompanying Consolidated Statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

of Operations. This new guidance is effective for annual periods beginning after December 15, 2014 and should be applied retrospectively. Retrospective adoption of this guidance will result in the restatement of all years presented with a decrease in retained earnings of approximately $20 million at January  1, 2014.

NOTE 6 — INVESTMENTS

Fixed Maturities

The amortized cost and estimated fair value of fixed maturities at December 31, 2014 and 2013, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because issuers may have the right to call or repay obligations with or without call or prepayment penalties.

	2014		2013
Available-for-sale	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$3,396	$3,448	$2,575	$2,625
Due after one year through five years	13,814	14,561	13,946	14,813
Due after five years through ten years	18,321	18,917	16,891	17,370
Due after ten years	10,489	11,716	9,783	9,905
Mortgage-backed and asset-backed securities:
U.S. agency mortgage-backed and asset-backed securities	14,581	15,485	15,466	15,792
Non-agency mortgage-backed securities	6,564	6,802	6,868	7,027
Non-agency asset-backed securities	4,670	4,724	4,026	4,011

Total available-for-sale	$71,835	$75,653	$69,555	$71,543

At December 31, 2014 and 2013, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

	2014
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
U.S. Treasury	$828	$86	$2	$912	$–
U.S. government corporations and agencies	1,154	151	2	1,303	–
U.S. agency mortgage-backed and asset-backed securities	14,581	1,008	104	15,485	–
Foreign governments	471	60	–	531	–
U.S. corporate	32,232	2,107	188	34,151	–
Foreign corporate	11,335	477	67	11,745	–
Non-agency residential mortgage-backed securities	1,628	76	27	1,677	(10)
Non-agency commercial mortgage-backed securities	4,936	196	7	5,125	–
Non-agency asset-backed securities(2)	4,670	80	26	4,724	(2)
Redeemable preferred securities	–	–	–	–	–

Total available-for-sale	$71,835	$4,241	$423	$75,653	$(12)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2013
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
U.S. Treasury	$862	$26	$11	$877	$(1)
U.S. government corporations and agencies	1,399	83	13	1,469	–
U.S. agency mortgage-backed and asset-backed securities	15,466	727	401	15,792	–
Foreign governments	577	53	1	629	–
U.S. corporate	29,513	1,595	501	30,607	–
Foreign corporate	10,844	447	160	11,131	–
Non-agency residential mortgage-backed securities	2,062	70	59	2,073	(27)
Non-agency commercial mortgage-backed securities	4,806	207	59	4,954	–
Non-agency asset-backed securities(2)	4,026	23	38	4,011	(3)

Total available-for-sale	$69,555	$3,231	$1,243	$71,543	$(31)

(1)

Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. The amount excludes $46 million and $20 million for the years ended December 31, 2014 and 2013, respectively, of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(2)	Includes auto loans, credit cards, education loans and other asset types.

At December 31, 2014 and 2013, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $644 million and $877 million, respectively.

The Company had no investments in fixed maturities that were non-income producing for the last 12 months at December 31, 2014 and 2013, respectively.

Equity Securities

At December 31, 2014 and 2013, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

	Cost	Unrealized Gains	Unrealized Losses	Fair Value
2014	$20	$16	$1	$35
2013	$79	$34	$1	$112

Mortgage Loans

The Company’s mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

At December 31, 2014 and 2013, contractual commitments to extend credit under mortgage loan documents amounted to $564 million and $374 million, respectively, at fixed and floating interest rates ranging from 1.73% to 6.41% in 2014 and from 1.94% to 6.50% in 2013. These commitments are diversified by property type and geographic region.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2014 and 2013, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

	2014		2013
	Amount	% of Total	Amount	% of Total
Property Type:
Office buildings	$3,563	32.5%	$3,032	31.0%
Apartment buildings	3,328	30.4	2,858	29.2
Retail facilities	2,790	25.5	2,364	24.1
Industrial	978	9.0	1,198	12.2
Residential	114	1.1	162	1.7
Hotel/Motel	172	1.5	176	1.8
Other	6	–	3	–

Total mortgage loans	$10,951	100.0%	$9,793	100.0%

Allowance for credit losses	$(24)		$(28)

Total net mortgage loans	$10,927		$9,765

	2014		2013
	Amount	% of Total	Amount	% of Total
Geographic Region:
South Atlantic	$2,868	26.2%	$2,866	29.3%
Central	2,471	22.6	2,136	21.9
Middle Atlantic	2,324	21.2	2,179	22.3
Pacific	2,311	21.1	2,229	22.8
New England	867	7.9	315	3.2
Other	110	1.0	68	0.5

Total mortgage loans	$10,951	100.0%	$9,793	100.0%

Allowance for credit losses	$(24)		$(28)

Total net mortgage loans	$10,927		$9,765

The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. At December 31, 2014 and 2013, the Company had $3 million and $4 million, respectively, of recorded investment gross of the allowance for credit losses in residential mortgage loans that were past due greater than 90 days. There were no investments in mortgage loans that were past due less than 90 days at December 31, 2014 and 2013.

As discussed in Note 3 — Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements, and a general reserve for probable incurred but not specifically identified losses.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The activity in the mortgage loan specific and general reserves for the years ended December 31, 2014 and 2013 is summarized below (in millions):

	2014
Allowance for credit losses:	Residential	Commercial	Total
Beginning balance	$4	$24	$28
Recoveries	(2)	(2)	(4)

Ending balance	$2	$22	$24

Ending Balance:
Collectively evaluated for impairment (general)	$2	$22	$24
Mortgage Loans:
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$110	$10,837	$10,947
Individually evaluated for impairment (specific)	$4	$–	$4

	2013
Allowance for credit losses:	Residential	Commercial	Total
Beginning balance	$6	$29	$35
Direct write-downs	(1)	–	(1)
Provision for credit losses	(1)	(5)	(6)

Ending balance	$4	$24	$28

Ending Balance:
Collectively evaluated for impairment (general)	$2	$23	$25
Individually evaluated for impairment (specific)	$2	$1	$3
Mortgage Loans:
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$154	$9,631	$9,785
Individually evaluated for impairment (specific)	$8	$–	$8

For the year ended December 31, 2012, direct write-downs were $6 million and recoveries were $3 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

As discussed in Note 3 — Significant Accounting Policies, the Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. At December 31, 2014 and 2013, LTVs on the Company’s mortgage loans, based upon the recorded investment gross of allowance for credit losses, were as follows (in millions):

	2014
LTV Ratio	Office Buildings	Retail Facilities	Apartment Buildings	Industrial	Residential	Hotel/ Motel	Other	Total
Above 95%	$–	$–	$–	$–	$1	$–	$–	$1
91% to 95%	–	–	–	–	–	–	–	–
81% to 90%	68	182	–	3	3	–	–	256
71% to 80%	70	94	357	55	15	19	–	610
Below 70%	3,425	2,514	2,971	920	95	153	6	10,084

Total	$3,563	$2,790	$3,328	$978	$114	$172	$6	$10,951

	2013
LTV Ratio	Office Buildings	Retail Facilities	Apartment Buildings	Industrial	Residential	Hotel/ Motel	Other	Total
Above 95%	$–	$–	$–	$3	$1	$–	$–	$4
91% to 95%	–	–	–	–	–	–	–	–
81% to 90%	96	35	7	115	4	–	–	257
71% to 80%	119	144	392	156	20	18	–	849
Below 70%	2,817	2,185	2,459	924	137	158	3	8,683

Total	$3,032	$2,364	$2,858	$1,198	$162	$176	$3	$9,793

Impaired mortgage loans were $5 million and $8 million at December 31, 2014 and 2013, respectively. At December 31, 2014 and 2013, the Company did not have any impaired loans without a related allowance.

Investments in mortgage loans that have been non-income producing for the last 12 months totaled $2 million and $3 million at December 31, 2014 and 2013, respectively.

Investments in Affiliates

	2014	2013
STIF	$246	$399
MCF revolving loan agreement	2,041	1,889

Total investments in affiliates	$2,287	$2,288

The STIF was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a pooled fund managed by New York Life Investment Management LLC (“NYLIM”), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries of New York Life.

The MCF revolving loan agreement represents a revolving loan agreement the Company entered into with MCF. Refer to Note 11 — Related Party Transactions for further discussion.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Other Investments

The components of other investments at December 31, 2014 and 2013 were as follows (in millions):

	2014	2013
Limited partnerships and Limited liability companies	$666	$694
Senior secured commercial loans	153	124
Derivatives	197	200
Real estate	51	51
Short-term investments	24	56
Other invested assets	128	313

Total other investments	$1,219	$1,438

Senior secured commercial loans are typically collateralized by all assets of the borrower. The Company’s senior secured commercial loans, before loss reserve, amounted to $154 million and $126 million at December 31, 2014 and 2013, respectively. The loss reserve was $1 million and $2 million for the years ended December 31, 2014 and 2013, respectively. Refer to Note 3 — Significant Accounting Policies for further details.

Unfunded commitments on limited partnerships, limited liability companies and senior secured commercial loans amounted to $442 million and $403 million at December 31, 2014 and 2013, respectively.

There was no accumulated depreciation on real estate for the years ended December 31, 2014 or 2013. There was no depreciation expense for the years ended December 31, 2014, 2013, or 2012.

There were no investments in real estate that have been non-income producing for the last 12 months at December 31, 2014. At December 31, 2013, there was less than $1 million in investments in real estate that have been non-income producing for the last 12 months.

Variable Interest Entities

Consolidated VIEs

At December 31, 2014 and 2013, the Company included assets of $46 million in the accompanying Consolidated Statements of Financial Position, as a result of consolidating a VIE for which it was determined to be the primary beneficiary. The Company performed a qualitative analysis to determine if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. In reviewing the transaction documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to energy savings performance contracts and issuing certificates representing the right to those receivables. The Company has a 98.66% interest in this VIE; however, the creditors do not have recourse to the Company in excess of the assets contained within the VIE.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table reflects the carrying amount and statement of financial position classification of the assets and liabilities of the consolidated VIE at December 31, 2014 and 2013 (in millions):

	2014	2013
Cash	$–	$–
Other investments*	46	46

Total assets	$46	$46

Other liabilities	1	4

Total liabilities	$1	$4

*	Included in Limited partnerships/Limited liability companies.

Unconsolidated VIEs

In the normal course of its activities, the Company invests in structured investments including VIEs for which it is not the primary beneficiary. These structured investments typically invest in fixed income investments that are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs’ economic performance. The Company classifies these investments in the accompanying Consolidated Statements of Financial Position as Fixed maturities, at fair value — Available-for-sale and Fixed maturities, at fair value — Trading. The maximum exposure to loss associated with these investments was $28,208 million and $27,370 million at December 31, 2014 and 2013, respectively.

In the normal course of its activities, the Company invests in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds that may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures because it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments as Other investments in the accompanying Consolidated Statements of Financial Position and its maximum exposure to loss associated with these entities was $666 million and $694 million at December 31, 2014 and 2013, respectively.

These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are discussed in the “Other investments” section above.

Restricted Assets and Special Deposits

At December 31, 2014 and 2013, assets with a carrying value of $4 million were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in Fixed maturities, at fair value — Available-for-sale in the accompanying Consolidated Statements of Financial Position. Refer to Note 15 — Commitments and Contingencies for additional discussion on assets pledged as collateral.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 7 — DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative instruments to manage interest rate, currency, equity and credit risk. These derivative instruments include foreign currency forwards, interest rate and equity futures, interest rate and equity options, and interest rate, credit default and foreign currency swaps. The Company does not engage in derivative instrument transactions for speculative purposes. Refer to Note 3 — Significant Accounting Policies for a discussion on the accounting for derivative instruments.

The Company may enter into exchange-traded futures and over-the-counter (“OTC”) derivative instruments. Exchange-traded futures are affected through regulated exchanges and require initial and daily variation margin collateral postings. When the Company enters into exchange-traded futures, it is exposed to credit risk resulting from default of the exchange.

OTC derivatives may either be cleared through a clearinghouse (“OTC-cleared”) or transacted between the Company and a counterparty under bilateral agreements (“OTC-bilateral”). Similar to exchange-traded futures, when the Company enters into OTC-cleared derivatives, it becomes subject to initial and daily variation margin collateral postings. When transacting OTC-cleared derivatives, the Company is exposed to credit risk resulting from default of the clearinghouse and/or default of the Futures Commission Merchant (e.g. clearinghouse agent).

When transacting OTC-bilateral derivatives, the Company is exposed to the potential default of its OTC-bilateral counterparty. The Company deals with a large number of highly rated OTC-bilateral counterparties, thus limiting its exposure to any single counterparty. The Company has controls in place to monitor credit exposures of OTC-bilateral counterparties by limiting transactions within specified dollar limits and continuously assessing the creditworthiness of its counterparties. The Company uses master netting arrangements with OTC-bilateral counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is not to offset the fair value recognized for derivatives executed with the same OTC-bilateral counterparty under the same master netting agreements with the associated collateral.

The following table presents recognized derivative instruments that are subject to enforceable master netting agreements at December 31, 2014 and 2013 (in millions):

	2014
	Gross Amounts of Recognized Derivative Instruments(1)	Gross Amounts Offset in the Statement of Financial Position	Gross Amounts Presented in the Statement of Financial Position	Gross Amounts not Offset in Statement of Financial Position	Cash Collateral	Securities Collateral	Net amounts of Recognized Derivative Instruments
Assets	$197	$–	$197	$(73)	$(110)	$(10)	$4
Liabilities	$(89)	$–	$(89)	$73	$15	$–	$(1)

	2013
	Gross Amounts of Recognized Derivative Instruments(1)	Gross Amounts Offset in the Statement of Financial Position	Gross Amounts Presented in the Statement of Financial Position	Gross Amounts not Offset in Statement of Financial Position	Cash Collateral	Securities Collateral	Net amount of Recognized Derivative Instruments
Assets	$200	$–	$200	$(130)	$(63)	$(2)	$5
Liabilities	$(388)	$–	$(388)	$130	$230	$–	$(28)

(1)

The gross amounts exclude investment income due and accrued and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively, in the accompanying Consolidated Statements of Financial Position.

Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. For OTC-cleared and exchange traded derivatives, the Company obtains collateral through variation margin which is adjusted daily based on the parties’ net derivative position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For OTC-bilateral derivatives, the Company obtains collateral in accordance with the terms of credit support annexes (“CSA’s”) negotiated as part of the master agreements entered into with most OTC-bilateral counterparties.

The CSA defines the terms under which collateral is transferred between the parties in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC-bilateral counterparty post collateral to secure its anticipated derivative obligation, taking into account netting arrangements. In a few cases, these CSAs provide that the counterparties are not required to post collateral below a specified threshold; however the agreements governing these bilateral relationships also include credit contingent provisions whereby the threshold declines on a sliding scale with declines in the OTC-bilateral counterparties’ ratings. In addition, certain of the Company’s contracts require that if the Company’s (or its counterparty’s) credit rating were to fall below a specified rating assigned by a credit rating agency, the other party could request immediate payout on all transactions under the contracts or full collateralization of the positions there under. Cash collateral is invested in short-term investments. If the credit contingent features had been triggered at December 31, 2014 and 2013, the Company estimates that it would have had to post additional collateral of $0 million and $10 million, respectively, for a one notch downgrade in the Company’s credit rating and would have had to post additional collateral of $2 million and $28 million, respectively, for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC-bilateral counterparty fails to perform its obligations under its contractual terms. In contractual arrangements with OTC-bilateral counterparties that do not include netting provisions in the event of default, credit exposure is limited to the positive fair value of derivatives at the reporting date. In contractual arrangements with OTC-bilateral counterparties that include netting provisions, in the event of default, credit exposure is limited to the net fair value, if positive, of all derivatives at the reporting date.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the notional amount and gross fair value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting (excluding embedded derivatives) at December 31, 2014 and 2013 (in millions).

		2014			2013
		Fair Value(1)			Fair Value(1)
	Primary Risk Exposure	Notional Amount(2)	Asset	Liability	Notional Amount(2)	Asset		Liability
Derivatives designated as hedging:
Cash flow hedges:
Foreign currency swaps	Currency	$149	$9	$–	$181	$	*	$7
Interest rate swaps	Interest	36	8	–	37		7	–

Total derivatives designated		185	17	–	218		7	7

Derivatives not designated as hedging:
Corridor options	Interest	8,910	1	–	10,525		*	–
Equity options	Equity	779	54	–	648		40	–
Equity swaps	Equity	39	4	–	29		3	–
Foreign currency swaps	Currency	1,490	62	30	851		11	46
Foreign currency forwards	Currency	30	2	–	23		*	1
Futures	Interest	1	–	–	–		–	–
Interest rate caps	Interest	14,722	2	–	17,262		6	–
Interest rate swaps	Interest	3,661	44	59	3,625		96	334
Swaptions	Interest	7,359	11	–	14,660		36	–
Credit default swaps:
Buy protection	Credit	–	–	–	–		–	–
Sell protection	Credit	–	–	–	1		–	–

Total derivatives not designated		36,991	180	89	47,624		192	381

Total derivatives		$37,176	$197	$89	$47,842		$199	$388

*	Amounts are less than $1 million.

(1)

The fair value amounts exclude investment income due and accrued, and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively, in the accompanying Consolidated Statements of Financial Position. Refer to Note 9 — Fair Value Measurements for discussion of valuation methods for derivative instruments.

(2)	Notional amounts of derivative instruments generally do not represent the amounts exchanged between the parties engaged in the transaction.

Interest Rate Risk Management

The Company enters into various types of interest rate swaps and options primarily to minimize exposure to fluctuations in interest rates on assets and liabilities held by the Company.

Interest rate swaps are used by the Company to hedge interest rate risk for individual and portfolios of assets. Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed upon notional value. Generally, no cash is

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

exchanged at the onset of the contract and no principal payments are made by either party. The Company does not act as an intermediary or broker in interest rate swaps.

Interest rate caps and swaptions are entered into by the Company to hedge the disintermediation risk of increasing interest rates on policyholder liability obligations. The Company will receive payments from counterparties should interest rates exceed an agreed upon strike price.

Interest rate (Treasury) futures are exchange traded contracts to buy or sell at a specific price at a future date. The Company enters into interest rate futures to manage the duration of the Company’s fixed income portfolio.

The Company enters into interest rate corridor options to hedge the risk of increasing interest rates on policyholder liabilities. Under these contracts the Company will receive payments from counterparties should an agreed upon interest rate level be reached and payments will continue to increase under the option contracts until an agreed upon interest rate ceiling is reached.

Currency Risk Management

The primary purpose of the Company’s foreign currency hedging activities is to protect the values of foreign currency denominated assets from the risk of changes in foreign exchange rates.

Foreign currency swaps are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate, which is generally set at inception, calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

Foreign currency forwards involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.

Equity Risk Management

The Company purchases equity put options and enters into equity swaps to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities. Options require upfront fees paid at the time the agreements are entered into. Equity swaps are agreements between parties to exchange interest payments for an equity return.

Credit Risk Management

The Company enters into credit default swaps (“CDS”) both to buy protection from and sell protection to a counterparty in the event of a default of a single name referenced obligation or a referenced pool of assets.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash Flow Hedges

The following table presents the effects of derivatives in cash flow hedging relationships, for the years ended December 31, 2014, 2013 and 2012 (in millions):

	Gain (Loss) Recognized in OCI (Effective Portion(1)	Gain (Loss) Reclassified from AOCI into Net Income (Effective Portion)
		Net Investment Gains (Losses)	Net Investment Income
For the year ended 12/31/2014:
Foreign currency swaps	$12	$(4)	$1
Interest rate swaps	1	–	1

Total	$13	$(4)	$2

For the year ended 12/31/2013:
Foreign currency swaps	$8	$–	$–
Interest rate swaps	(3)	–	1

Total	$5	$–	$1

For the year ended 12/31/2012:
Foreign currency swaps	$(4)	$–	$(1)
Interest rate swaps	–	–	1

Total	$(4)	$–	$–

(1)	The amount of gain or loss recognized in OCI is reported as a change in net unrealized investment gains or losses, a component of AOCI.

In 2014, 2013 and 2012, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions, for which a hedge was entered into, did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

For derivatives which are designated for hedge accounting, there were no components of the derivative’s gain or loss excluded from the assessment of effectiveness for the years ended December 31, 2014, 2013 and 2012.

Presented below is a rollforward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

	2014	2013	2012
Balance, beginning of year	$(3)	$(7)	$(3)
Gains (losses) deferred in OCI on the effective portion of cash flow hedges	13	5	(4)
Losses (gains) — reclassified to net income	3	(1)	–

Balance, end of year	$13	$(3)	$(7)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2014, gains of $2 million on derivatives in AOCI are expected to be reclassified to earnings within the next 12 months.

Derivatives Not Designated

The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment.

The following table provides gains and losses on derivative instruments not designated for hedging accounting, which are included in Net investment gains or losses in the accompanying Consolidated Statements of Operations for the years ended December 31, 2014, 2013 and 2012 (in millions):

	Gain (Loss) Recognized in Income
Derivative type:	2014	2013		2012
Corridor options	$(1)	$	*	$(3)
Equity options	(10)		(52)	(23)
Equity swaps	3		5	1
Foreign currency swaps	74		(22)	(6)
Foreign currency forwards	3		(1)	*
Futures	(1)		–	*
Interest rate caps	(6)		2	(13)
Interest rate swaps	246		(183)	(30)
Swaptions	(25)		3	(36)
Credit default swaps:
Buy protection	–		*	(1)
Sell protection	–		*	*

Total	$283		$(248)	$(111)

*	Recognized loss is less than $1 million.

Credit Derivatives Written

The Company enters into CDS both to buy protection from, and sell protection to counterparties in the event of default of a single name reference obligation. At December 31, 2014, all of the underlying reference obligations of the CDS for which the Company sells protection, are investment grade. The single name CDS contracts, for which the Company sells protection, mature within two years. The maximum amount the Company would be required to pay under swaps for which credit protection was sold, assuming all reference obligations default at a total loss without recoveries, would be $0 million and $1 million at December 31, 2014 and 2013, respectively. The market value of swaps for credit protection sold was $0 million and less than $1 million at December 31, 2014 and 2013, respectively.

Embedded Derivatives

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. At December 31, 2014 and 2013, there were no embedded derivatives that could not be separated from their host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the fair value of the Company’s embedded derivatives in host contracts at December 31, 2014 and 2013 (in millions):

	Statements of Financial Position Line Item	Fair Value
		2014		2013
Embedded derivatives in asset host contracts:
Other(1)	Amounts recoverable from reinsurers	$	*	$1
Embedded derivatives in liability host contracts:
Guaranteed minimum accumulation benefits(1)	Policyholders’ account balances		$181	$69

*	Fair value is less than $1 million.

(1)	For further information on these embedded derivatives refer to Note 9 — Fair Value Measurements.

The following table presents the changes in fair value related to embedded derivatives in host contracts for the years ended December 31, 2014, 2013 and 2012 (in millions):

	2014	2013	2012
Net revenue from reinsurance	$(1)	$(13)	$(1)
Interest credited to policyholders’ account balances	$112	$(362)	$(87)

NOTE 8 — SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life insurance products with assets of $27,033 million and $24,686 million at December 31, 2014 and 2013, respectively. The assets of these separate accounts, which are carried at fair value, represent investments in shares of the New York Life sponsored MainStay VP Funds Trust and other non-proprietary funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,932 million and $1,748 million at December 31, 2014 and 2013, respectively. The assets in these separate accounts are comprised investments in MainStay VP Funds Trust, non-proprietary mutual funds and limited partnerships. The assets in these separate accounts are carried at fair value.

Refer to Note 12 — Policyholders’ Liabilities for information regarding separate accounts with contractual guarantees for minimum death benefits (“GMDB”), guaranteed minimum accumulation benefits (“GMAB”), enhanced beneficiary benefit (“EBB”) and guaranteed future income benefits (“GFIB”).

NOTE 9 — FAIR VALUE MEASUREMENTS

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The levels of the fair value hierarchy based on the inputs to the valuation are as follows:

Level 1	Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active for identical or similar assets or liabilities, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.
Level 3	Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

Determination of Fair Value

The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third-party pricing services. For most private placement securities, the Company applies a matrix-based pricing methodology, which uses spreads derived from third party benchmark bond indices. For private placement securities that cannot be priced through these processes, the Company uses internal models and calculations. All other securities are submitted to independent brokers for prices. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring of trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions. The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The Company may use non-binding broker quotes or internal valuations to support the fair value of securities that go through this formal price challenge process.

In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee is comprised of representatives from the Company’s Investment Management group, Controller’s, Compliance, and Security Operations. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports, as well as the review of significant inputs used in the valuation of assets that are valued internally.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis at December 31, 2014 and 2013 (in millions):

	2014
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$–	$912	$–	$912
U.S. government corporations and agencies	–	1,279	24	1,303
U.S. agency mortgage-backed and asset-backed securities	–	15,458	27	15,485
Foreign governments	–	523	8	531
U.S. corporate	–	33,885	266	34,151
Foreign corporate	–	11,704	41	11,745
Non-agency residential mortgage-backed securities	–	1,661	16	1,677
Non-agency commercial mortgage-backed securities	–	4,930	195	5,125
Non-agency asset-backed securities	–	3,907	817	4,724

Total fixed maturities — available-for-sale	–	74,259	1,394	75,653

Fixed maturities — trading:
U.S agency mortgage-backed and asset-backed securities	–	4	–	4
U.S. corporate	–	60	–	60
Foreign corporate	–	1,030	–	1,030
Non-agency residential mortgage-backed securities	–	11	–	11
Non-agency commercial mortgage-backed securities	–	48	2	50
Non-agency asset-backed securities	–	37	5	42

Total fixed maturities — trading	–	1,190	7	1,197

Equity securities — available-for-sale:				–
Common stock	30	–	2	32
Non-redeemable preferred stock	–	1	2	3

Total equity securities — available-for-sale	30	1	4	35

Equity securities — trading:				–
Common stock	726	–	–	726
Mutual funds	31	–	–	31

Total equity securities — trading	757	–	–	757

Derivative assets	–	193	4	197
Securities purchased under agreements to resell	–	133	–	133
Other invested assets	–	14	–	14
Cash equivalents	–	682	–	682
Short-term investments	–	24	–	24
Separate account assets	28,508	198	259	28,965

Total assets accounted for at fair value on a recurring basis	$29,295	$76,694	$1,668	$107,657

Policyholders’ account balances(1)	$–	$–	$181	$181
Derivative liabilities	–	89	–	89

Total liabilities accounted for at fair value on a recurring basis(2)	$–	$89	$181	$270

(1)	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

(2)

Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statements of Financial Position in accordance with the Company’s policy (refer to Note 3 — Significant Accounting Policies).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2013
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$–	$877	$–	$877
U.S. government corporations and agencies	–	1,445	24	1,469
U.S. agency mortgage-backed and asset-backed securities	–	15,681	111	15,792
Foreign governments	–	621	8	629
U.S. corporate	–	30,358	249	30,607
Foreign corporate	–	11,100	31	11,131
Non-agency residential mortgage-backed securities	–	2,015	58	2,073
Non-agency commercial mortgage-backed securities	–	4,821	133	4,954
Non-agency asset-backed securities	–	2,970	1,041	4,011

Total fixed maturities — available-for-sale	–	69,888	1,655	71,543

Fixed maturities — trading:
U.S agency mortgage-backed and asset-backed securities	–	4	–	4
U.S. corporate	–	69	–	69
Foreign corporate	–	311	–	311
Non-agency residential mortgage-backed securities	–	18	–	18
Non-agency commercial mortgage-backed securities	–	24	–	24
Non-agency asset-backed securities	–	65	6	71

Total fixed maturities — trading	–	491	6	497

Equity securities — available-for-sale:
Common stock	109	–	2	111
Non-redeemable preferred stock	–	1	–	1

Total equity securities — available-for-sale	109	1	2	112

Equity securities — trading:
Common stock	435	–	1	436
Mutual funds	11	–	–	11

Total equity securities — trading	446	–	1	447

Derivative assets	–	196	3	199
Securities purchased under agreements to resell	–	101	–	101
Other invested assets	–	14	–	14
Cash equivalents	–	475	–	475
Short-term investments	–	56	–	56
Amounts recoverable from reinsurers	–	–	1	1
Separate account assets	25,974	216	244	26,434

Total assets accounted for at fair value on a recurring basis	$26,529	$71,438	$1,912	$99,879

Policyholders’ account balances(1)	$–	$–	$69	$69
Derivative liabilities	–	388	–	388

Total liabilities accounted for at fair value on a recurring basis(2)	$–	$388	$69	$457

(1)	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

(2)

Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statements of Financial Position in accordance with the Company’s policy (refer to Note 3 — Significant Accounting Policies).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments in the valuation hierarchy.

Fixed maturities available for sale and trading securities

Fixed maturity securities priced using a pricing service are generally classified as Level 2. The pricing service generally uses a discounted cash flow model or market approach to determine fair value on public securities. Typical inputs used by these pricing services include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Private placement securities are primarily priced using a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. Specifically, the Barclays Credit Index is used for investment-grade securities and the Citi High Yield Cash Index is used for below investment-grade securities. These indices are two widely recognizable, reliable and well regarded benchmarks by participants in the financial industry, which represents the broader U.S. public bond markets. The spreads derived from each matrix are adjusted for liquidity. The liquidity premium is usually derived from observable market transactions.

Certain private placement securities that cannot be priced using the matrix-based pricing methodology described above, are priced by an internally developed discounted cash flow model or are priced based on internal calculations. The model uses observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for private placement securities based upon internal analysis. The liquidity premium is based upon observable market transactions, while the maturity and rating adjustments are based upon data obtained from Bloomberg. These securities are classified as Level 2.

For some of the private placement securities priced using the matrix-based pricing methodology or the discount cash flow model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment, which usually requires the most judgment, is not significant to the overall value of the security, the security is still classified as Level 2. If it is deemed to be significantly unobservable, the security is classified as Level 3.

The valuation techniques for most Level 3 fixed maturity securities are generally the same as those described in Level 2. However, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs. If a security could not be priced by a third party vendor or through internal pricing models, broker quotes are received and reviewed by each investment analyst. These inputs may not be observable. Therefore, Level 3 classification is determined to be appropriate.

Equity securities

Equity securities valued using unadjusted quoted prices in active markets that are readily and regularly available are classified as Level 1. Those securities valued using a market approach in which market quotes are available but are not considered actively traded are classified as Level 2. Securities priced through an internal valuation where significant inputs are deemed to be unobservable, which includes securities of a government organization, are classified as Level 3.

Derivative assets and liabilities

The fair value of derivative instruments is generally derived using valuation models, except for derivatives that are either exchange-traded, or the fair value is derived using broker quotations. Where valuation models are

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, yield curves, foreign exchange rates, equity prices, credit curves, measures of volatility, non-performance risk and other factors. Exchange-traded derivatives are valued using quoted prices in an active market and are classified as Level 1. OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, where model inputs are observable for substantially the full term, are classified as Level 2. Derivatives that are valued based upon models with significant unobservable market inputs or inputs from less actively traded markets, or where the fair value is solely derived using broker quotations, are classified as Level 3.

Valuations of OTC-bilateral derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC-bilateral derivative assets and liabilities. OTC-bilateral derivative contracts are executed under master netting agreements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions.

Securities purchased under agreements to resell

Due to the short-term nature (generally one month) of this investment, the asset’s carrying value approximates fair value. These investments are classified as Level 2.

Other invested assets

Level 2 assets represent surplus note investments, priced by a third-party pricing service, where the inputs to the valuation are deemed to be observable. Level 3 assets represent residual interests of securitizations, priced by a third-party pricing service, where inputs to the valuation are deemed to be unobservable.

Cash equivalents

These include money market funds, treasury bills, commercial paper and other highly liquid instruments. Money market funds are classified as Level 1, because their value is based on unadjusted quoted prices in active markets that are readily and regularly available. All the other instruments are classified as Level 2 although their fair value is based on observable inputs, they are generally not traded in active markets. The prices are either obtained from a pricing vendor, or amortized cost is used as the best estimate of fair value.

Short term investments

For certain short term investments, amortized cost is used as the best estimate of fair value, and are classified as Level 2.

Separate account assets

Assets within the separate account are primarily invested in equities and fixed maturities. The fair value of investments in the separate accounts is calculated using the same procedures used for equities and fixed maturities in the general account.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The separate accounts also invest in limited partnerships and hedge funds. These investments are valued based on the latest net asset value (NAV). When the hedge fund investment can be redeemed at NAV, at the measurement date, or in the near-term (generally 90 days or less) it is classified as Level 2.

The following tables provide further information about the Level 2 hedge funds in which the separate accounts invest in (in millions):

		2014
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$197	–	Quarterly, Monthly	90 days or less

		2013
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$216	–	Quarterly, Monthly	90 days or less

Limited Partnership and hedge fund investments that are restricted with respect to transfer or withdrawal of greater than 90 days are classified as Level 3. The following tables provide further information about these investments (in millions):

		2014
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$259	–	Annual, Semi-annual, Quarterly	More than 90 days

		2013
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$244	–	Annual, Semi-annual, Quarterly	More than 90 days

Policyholders’ account balances

Policyholders’ account balances carried at fair value consist of embedded derivatives bifurcated from the host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers less the present value of assessed or imputed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. The expected cash flows are discounted using the treasury rate, plus a spread based upon the Company’s medium term notes. The spread reflects the market’s perception of the Company’s non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders’ account balances has been classified as Level 3.

Level 3 Assets and Liabilities by Price Source

The following tables present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources at December 31, 2014 and 2013 (in millions):

	2014
	Internal(1)	External(2)	Total
Fixed maturities — available-for-sale:
U.S. government corporations and agencies	$–	$24	$24
U.S. agency mortgage-backed and asset-backed securities	–	27	27
Foreign governments	–	8	8
U.S. corporate	41	225	266
Foreign corporate	–	41	41
Non-agency residential mortgage-backed securities	–	16	16
Non-agency commercial mortgage-backed securities	83	112	195
Non-agency asset-backed securities	91	726	817

Total fixed maturities — available-for-sale	215	1,179	1,394

Fixed maturities — trading:
Non-agency commercial mortgage-backed securities	–	2	2
Non-agency asset-backed securities	–	5	5

Total fixed maturities — trading	–	7	7

Equity securities:
Common stock	2	–	2
Non-redeemable preferred stock	2	–	2

Total equity securities	4	–	4

Derivative assets	–	4	4
Separate account assets	–	259	259

Total assets accounted for at fair value on a recurring basis	$219	$1,449	$1,668

Policyholders’ account balances	$181	$–	$181

Total liabilities accounted for at fair value on a recurring basis	$181	$–	$181

(1)	Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs are deemed to be unobservable.

(2)	Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2013
	Internal(1)	External(2)	Total
Fixed maturities — available-for-sale:
U.S. government corporations and agencies	$–	$24	$24
U.S. agency mortgage-backed and asset-backed securities	1	110	111
Foreign governments	–	8	8
U.S. corporate	36	213	249
Foreign corporate	–	31	31
Non-agency residential mortgage-backed securities	–	58	58
Non-agency commercial mortgage-backed securities	78	55	133
Non-agency asset-backed securities	85	956	1,041

Total fixed maturities — available-for-sale	200	1,455	1,655

Fixed maturities — trading:
Non-agency asset-backed securities	–	6	6

Total fixed maturities — trading	–	6	6

Equity securities:
Common stock	2	1	3

Total equity securities	2	1	3

Derivative assets	–	3	3
Amounts recoverable from reinsurance	1	–	1
Separate account assets	–	244	244

Total assets accounted for at fair value on a recurring basis	$203	$1,709	$1,912

Policyholders’ account balances	$69	$–	$69

Total liabilities accounted for at fair value on a recurring basis	$69	$–	$69

(1)	Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs that are deemed to be unobservable.

(2)	Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Quantitative Information Regarding Internally — Priced Level 3 Assets and Liabilities

The following tables present quantitative information on significant internally priced Level 3 assets and liabilities at December 31, 2014 and 2013 (in millions):

	2014
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Assets:
U.S. corporate	$41	Discounted Cash Flow	Discount Rate	2.0% – 7.4%(4.5%)
Non-agency asset-backed securities	$91	Discounted Cash Flow	Discount Rate	4.8% – 7.0%(3.1%)
Non-agency commercial mortgage-backed securities	$83	Discounted Cash Flow	Discount Rate	3.0% – 12.0%(1.6%)
Liabilities:
Policyholders’ account balances	$181	Discounted Cash Flow	Discount Rate	0.5% – 9.4%
			Equity Returns	0.7% – 5.2%
			Equity Volatility Curve	18.4% – 43.9%
			Lapse Rate	1.5% – 21.0%
			Mortality Rate	0.1% – 38.9%
			Utilization Rate	10.0% – 100%
			Withdrawal Rate	3.30%

	2013
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Assets:
U.S. corporate	$36	Discounted Cash Flow	Discount Rate	2.7% – 7.1%(5.5%)
Non-agency asset-backed securities	$85	Discounted Cash Flow	Discount Rate	4.7% – 7.4%(6.7%)
Non-agency commercial mortgage-backed securities	$78	Discounted Cash Flow	Discount Rate	4.1% – 8.8%(2.8%)
Liabilities:
Policyholders’ account balances	$69	Discounted Cash Flow	Discount Rate	0.3% – 6.8%
			Equity Returns	0.3% – 10.1%
			Equity Volatility Curve	16.5% – 57.9%
			Lapse Rate	0.5% – 20.0%
			Mortality Rate	0.1% to 38.9%
			Utilization Rate	10.0% – 100%
			Withdrawal Rate	3.3%

The following is a description of the sensitivity to changes in unobservable inputs of the estimated fair value of the Company’s Level 3 assets included above, for which we have access to the valuation inputs, as well as the sensitivity to changes in unobservable inputs of the Level 3 assets that are valued based on external pricing information.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

U.S. corporate securities

Most corporate securities are valued using a discounted cash flow analysis based on the expected cash flows of each security. The most significant unobservable input to the valuation of these securities is the discount rate, as it usually includes spread adjustments. Significant spread widening would decrease the value of these securities. The opposite effect would occur if spreads tightened significantly. Default rates are also a component of the valuation. If expected default rates on these securities significantly increase, the fair value will decrease, with the opposite being true for significant decreases in default rates.

Non-agency commercial mortgage-backed and asset-backed securities

These securities are mainly valued using discounted cash flow models. Significant spread widening, spread tightening and increases and decreases in default rates will have the same impact on the fair values of these securities as described above under U.S. corporate securities. Significant increases in loss severity assumptions will decrease the estimated fair value of these securities, with the opposite being true for decreases in expected loss severities.

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers, less the present value of assessed rider fees attributable to the embedded derivative feature. Generally, higher (lower) equity returns will result in a lower (higher) fair value of the liability, while higher (lower) implied volatility assumptions will result in a higher (lower) fair value of the liability.

Transfers between Levels

Transfers between levels may occur as a result of changes in valuation sources or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period.

Transfers between Levels 1 and 2

Periodically, the Company has transfers between Level 1 and Level 2 assets and liabilities.

Transfers between Levels 1 and 2 were not significant during the 12 months ended December 31, 2014 and 2013.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

During the years ended December 31, 2014 and 2013, the Company transferred $56 million and $91 million, respectively, of securities into Level 3 consisting of fixed maturities available-for-sale securities and separate account assets in 2014 and 2013. The transfers into Level 3 related to fixed maturities available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

Transfers out of Level 3 of $512 million and $258 million during the years ended December 31, 2014, and 2013, respectively, were primarily due to significant increases in market activity, or one or more significant input(s) becoming observable, or a change in the valuation technique for fixed maturities available-for-sale, equity securities available-for-sale and other invested assets in 2014 and 2013.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables present the changes in fair value of all Level 3 assets and liabilities for the years ended December 31, 2014, 2013 and 2012 (in millions):

	U.S . Government Corporations and Agencies	U.S . Agency Mortgage- Backed and Asset- Backed	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- Backed Securities
Fair Value, December 31, 2011	$6	$84	$10	$210	$128	$189
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment losses	–	–	–	(3)	(2)	–
Net revenue from reinsurance	–	–	–	–	–	(1)
Other comprehensive income	1	–	1	4	–	1
Purchases	40	1	–	38	1	–
Sales	–	–	–	(12)	(2)	–
Settlements	–	(7)	–	(48)	(3)	(89)
Transfers into Level 3(1)	–	–	(1)	21	–	–
Transfers out of Level 3(1)	(7)	(42)	–	(41)	(97)	(1)

Fair Value, December 31, 2012	$40	$36	$10	$169	$25	$99
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment (losses) gains	–	–	–	–	(3)	1
Other comprehensive (loss) income	(1)	(5)	(1)	(4)	4	(2)
Purchases	–	103	–	130	11	–
Sales	–	(10)	–	(27)	(5)	–
Settlements	–	(4)	(1)	(24)	(1)	(42)
Transfers into Level 3(1)	–	7	–	59	–	2
Transfers out of Level 3(1)	(15)	(16)	–	(54)	–	–

Fair Value, December 31, 2013	$24	$111	$8	$249	$31	$58
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment gains	–	–	–	1	–	2
Other comprehensive loss	–	–	–	(1)	(1)	(1)
Purchases	–	10	–	71	12	–
Sales	–	(50)	–	(8)	–	–
Settlements	–	–	–	(37)	(2)	(43)
Transfers into Level 3(1)	–	–	–	45	1	–
Transfers out of Level 3(1)	–	(44)	–	(54)	–	–

Fair Value, December 31, 2014	$24	$27	$8	$266	$41	$16

(1)	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Other Fixed Maturities Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities
Fair Value, December 31, 2011	$–	$508	$–	$1,135	$–	$17
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment gains (losses)	–	2	2	(1)	–	–
Net investment income(1)	–	3	–	3	–	–
Net revenue from reinsurance	–	–	–	(1)	–	–
Other comprehensive income (loss)	–	14	(3)	18	–	–
Purchases	–	491	3	574	–	1
Sales	–	(11)	(2)	(27)	–	(17)
Settlements	–	(82)	–	(229)	–	–
Transfers into Level 3(2)	2	73	–	95	–	–
Transfers out of Level 3(2)	–	(244)	–	(432)	–	–

Fair Value, December 31, 2012	$2	$754	$–	$1,135	$–	$1
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment (losses) gains	(1)	(2)	–	(5)	–	6
Net investment income(1)	–	2	–	2	–	–
Other comprehensive loss	(4)	(9)	–	(22)	–	–
Purchases	143	620	–	1,007	–	–
Sales	–	(2)	–	(44)	–	–
Settlements	(6)	(162)	–	(240)	–	(1)
Transfers into Level 3(2)	1	–	–	69	–	–
Transfers out of Level 3(2)	(2)	(160)	–	(247)	–	–

Fair Value, December 31, 2013	$133	$1,041	$–	$1,655	$–	$6
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment gains (losses)	–	1	–	4	–	(2)
Net investment income(1)	–	1	–	1	–	–
Other comprehensive income	5	21	–	23	–	–
Purchases	58	321	–	472	2	–
Sales	–	(8)	–	(66)	–	–
Settlements	(2)	(154)	–	(238)	–	–
Transfers into Level 3(2)	–	9	–	55	–	–
Transfers out of Level 3(2)	1	(415)	–	(512)	–	–

Fair Value, December 31, 2014	$195	$817	$–	$1,394	$2	$4

(1)	Net investment income/loss includes amortization of discount and premium on fixed maturities.

(2)	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale	Common Stock- Trading	Non- Redeemable Preferred Stock	Total Equity Securities
Fair Value, December 31, 2011	$17	$2	$2	$3	$7
Total gains or (losses) (realized and unrealized):
Included in earnings
Other comprehensive income	–	2	–	–	2
Purchases	1	–	–	–	–
Sales	(17)	–	–	–	–
Settlements	–	–	–	(3)	(3)

Fair Value, December 31, 2012	$1	$4	$2	$–	$6
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment gains (losses)	6	1	(1)	–	–
Other comprehensive loss	–	(1)	–	–	(1)
Sales	–	(2)	–	–	(2)
Settlements	(1)	–	–	–	–

Fair Value, December 31, 2013	$6	$2	$1	$–	$3
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment losses	(2)	–	(1)	–	(1)
Purchases	2	–	–	2	2

Fair Value, December 31, 2014	$6	$2	$–	$2	$4

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Derivatives	Other Invested Assets	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Fair Value, December 31, 2011	$–	$–	$15	$150	$1,324
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment gains (losses)	1	1	–	(14)	(13)
Net investment income(1)	–	–	–	–	3
Net revenue from reinsurance	–	–	–	–	(1)
Other comprehensive (loss) income	–	–	(1)	–	19
Purchases	–	–	–	27	602
Sales	–	–	–	(31)	(75)
Settlements	–	–	–	–	(232)
Transfers into Level 3(2)	–	10	–	70	175
Transfers (out of) Level 3(2)	–	–	–	(24)	(456)

Fair Value, December 31, 2012	$1	$11	$14	$178	$1,346
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment gains	2	–	–	19	22
Net investment income(1)	–	–	–	–	2
Other comprehensive loss	–	–	(13)	–	(36)
Purchases	–	–	–	31	1,038
Sales	–	–	–	(6)	(52)
Settlements	–	–	–	–	(241)
Transfers into Level 3(2)	–	–	–	22	91
Transfers (out of) Level 3(2)	–	(11)	–	–	(258)

Fair Value, December 31, 2013	$3	$–	$1	$244	$1,912
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment gains	1	–	–	15	17
Net investment income(1)	–	–	–	2	3
Other comprehensive (loss) income	–	–	(1)	–	22
Purchases	–	–	–	5	481
Sales	–	–	–	(7)	(73)
Settlements	–	–	–	–	(238)
Transfers into Level 3(2)	–	–	–	1	56
Transfers (out of) Level 3(2)	–	–	–	–	(512)

Fair Value, December 31, 2014	$4	$–	$–	$260	$1,668

(1)	Net investment income/loss includes amortization of discount and premium on fixed maturities.

(2)	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Policyholders’ Account Balances	Total Liabilities
Fair Value, December 31, 2011	$470	$470
Total gains or (losses) (realized and unrealized):
Included in earnings
Interest credited to policyholders’ account balances	(87)	(87)
Purchases	22	22

Fair Value, December 31, 2012	$405	$405
Total gains or (losses) (realized and unrealized):
Included in earnings
Interest credited to policyholders’ account balances	(362)	(362)
Purchases	26	26

Fair Value, December 31, 2013	$69	$69
Total gains (realized and unrealized):
Included in earnings
Interest credited to policyholders’ account balances	80	80
Purchases	32	32

Fair Value, December 31, 2014	$181	$181

The following tables include the unrealized gains or losses for the years ended December 31, 2014, 2013 and 2012 by category for Level 3 assets still held at December 31, 2014, 2013 and 2012, respectively (in millions):

	2014
	U.S. Government Corporation and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Corporate	U.S. Corporate	Non- Agency Residential Mortgage-Backed Securities	Non- Agency Commercial Mortgage-Backed Securities
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment losses	$–	$–	$–	$(1)	$(1)	$–
Other comprehensive gains/(losses)	–	1	(1)	1	2	5

Total change in unrealized gains (losses)	$–	$1	$(1)	$–	$1	$5

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Back Securities	Total Fixed Maturities- Trading	Total Assets
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment losses	$–	$(2)	$(1)	$(1)	$(3)
Net investment income	1	1	–	–	1
Other comprehensive gains	22	30	–	–	30

Total change in unrealized gains (losses)	$23	$29	$(1)	$(1)	$28

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2014.

	2013
	U.S. Government Corporation and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Corporate	U.S. Corporate	Non- Agency Residential Mortgage- Backed Securities	Non- Agency Commercial Mortgage- Backed Securities
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment losses	$–	$–	$–	$–	$–	$(1)
Other comprehensive losses	(1)	(5)	(1)	(4)	(1)	(3)

Total change in unrealized losses	$(1)	$(5)	$(1)	$(4)	$(1)	$(4)

	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Back Securities	Total Fixed Maturities- Trading	Total Assets
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment (losses) gains	$(1)	$(2)	$5	$5	$3
Net investment income	1	1	–	–	1
Other comprehensive losses	(9)	(24)	–	–	(24)

Total change in unrealized (losses) gains	$(9)	$(25)	$5	$5	$(20)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2013.

	2012
	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Corporate	U.S. Corporate	Non- Agency Residential Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment losses	$–	$–	$–	$–	$(1)	$(1)
Net investment income	–	–	(1)	(1)	3	1
Other comprehensive gains	1	1	5	1	14	22

Total change in unrealized gains	$1	$1	$4	–	$16	$22

	Common Stock	Total Equity Securities	Amounts Recoverable From Reinsurers	Separate Account Assets	Total Assets
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment losses	$–	$–	$–	$(13)	$(14)
Net investment income	2	2	–	–	3
Net revenue from reinsurance	–	–	(1)	–	(1)
Other comprehensive gains	1	1	–	–	23

Total change in unrealized gains (losses)	$3	$3	$(1)	$(13)	$11

	2012
	Policyholders’ Account Balance	Total Liabilities(1)
Earnings:
Total (gains) losses (realized/unrealized)
Included in earnings:
Interest credited to policyholders’	$(71)	$(71)

Total change in unrealized gains	$(71)	$(71)

(1)

The net investment gains (losses) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on the Company’s net income. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statements of Financial Position in accordance with the Company’s policy (refer to Note 3 — Significant Accounting Policies).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Non-recurring Fair Value Measurements

Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

The following tables represent certain assets measured at estimated fair value during the years end and still held at December 31, 2014 and 2013 (in millions):

	2014
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Losses
Mortgage loans	$4	$3	$(1)

	2013
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Losses
Mortgage loans	$5	$3	$(2)

The impaired mortgage loans presented above were written down to the estimated fair value of the collateral at the date the impairments were recognized and have been categorized as Level 3.

For a description of the Company’s valuation process and controls, refer to “Determination of Fair Value” section above.

Fair Value of Other Financial Instruments

Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments, whether or not fair value is recognized in the Consolidated Statements of Financial Position, for which it is practicable to estimate fair value.

The carrying value and estimated fair value of financial instruments not otherwise disclosed in Notes 6, 12, 15 and 17 of Notes to the Consolidated Financial Statements at December 31, 2014 and 2013 are presented below (in millions):

	2014
	Carrying Value	Estimated Fair Value
		Level 1	Level 2	Level 3	Total
Assets
Mortgage loans	$10,924	$–	$–	$11,630	$11,630
Senior secured commercial loans	153	–	–	159	159
Cash and cash equivalents	28	28	–	–	28
Other invested assets	91	–	16	91	107
Liabilities
Policyholders’ account balances — investment contracts	$36,176	$–	$64	$36,035	$36,099
Debt	1	–	1	–	1
Collateral received on securities lending and repurchase agreements	550	–	550	–	550
Collateral received on derivative transactions	114	–	114	–	114

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2013
	Carrying Value	Estimated Fair Value
		Level 1	Level 2	Level 3	Total
Assets
Mortgage loans	$9,762	$–	$–	$10,106	$10,106
Senior secured commercial loans	124	–	–	130	130
Cash and cash equivalents	119	119	–	–	119
Other invested assets	299	–	231	69	300
Liabilities
Policyholders’ account balances — investment contracts	$36,288	$–	$87	$35,955	$36,042
Debt	2	–	3	–	3
Collateral received on securities lending and repurchase agreements	500	–	500	–	500
Collateral received on derivative transactions	68	–	68	–	68

Mortgage loans

The estimated fair value of mortgage loans is determined based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions, which take into account property type, LTV and remaining term of each loan. The spread is a significant component of the pricing inputs.

Senior secured commercial loans

The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value is calculated by discounting future cash flows using prevailing interest rates on similar loans plus a spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

Cash and cash equivalents

The Company believes that due to the short-term nature of cash and cash equivalents, the fair value approximates carrying value.

Other invested assets

This includes collateral posted on derivative transactions and third party loans. The fair value for derivative transactions approximates the carrying amount as they are short term in nature. The third party loans are fair valued by discounting estimated cash flows for each loan at the prevailing interest rates on similar loans plus spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

Policyholders’ account balances — investment contracts

These contracts include continued interest accounts, supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and company specific assumptions for lapses, mortality and expenses. The cash flows are discounted using the yield on the Company’s medium term notes. For funding agreements backing medium term notes, fair values are based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Level 2 liabilities primarily consist of continued interest accounts.

Debt

The fair value of the Company’s non-recourse debt and other debt approximates carrying value.

Collateral received on securities lending, repurchase agreements and derivative transactions

The carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.

NOTE 10 — INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

The components of Net investment income for the years ended December 31, 2014, 2013 and 2012 were as follows (in millions):

	2014	2013	2012
Fixed maturities	$3,138	$3,083	$3,141
Equity securities	23	13	8
Mortgage loans	486	458	422
Policy loans	59	59	59
Other investments	86	98	75

Gross investment income	3,792	3,711	3,705
Investment expenses	(109)	(99)	(94)

Net investment income	$3,683	$3,612	$3,611

For the years ended December 31, 2014, 2013 and 2012, Net investment gains or losses were as follows (in millions):

	2014	2013	2012
Fixed maturities
Total OTTI losses	$(30)	$(45)	$(63)
Portion of OTTI losses recognized in OCI	1	11	18

Net OTTI losses on fixed maturities recognized in earnings	(29)	(34)	(45)
All other gains	170	144	181

Fixed maturities, net	141	110	136
Equity securities	11	44	10
Mortgage loans	4	6	1
Derivative instruments	279	(247)	(110)
Other	3	(12)	(7)

Net investment gains (losses)	$438	$(99)	$30

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The net investment (losses) gains on trading securities (both fixed maturities and equity securities) amounted to $(17) million, $55 million and $12 million for the years ended December 31, 2014, 2013 and 2012, respectively. Trading gains and losses are included in Net investment gains or losses in the accompanying Consolidated Statements of Operation.

Realized gains on sales of available-for-sale fixed maturities were $187 million, $164 million and $192 million for the years ended December 31, 2014, 2013 and 2012, respectively; and realized losses were $12 million, $36 million and $16 million, respectively. Realized gains on sales of available-for-sale equity securities were $65 million, $22 million and $19 million for the years ended December 31, 2014, 2013 and 2012, respectively; and realized losses were $46 million, $18 million and $12 million, respectively.

Losses from OTTI on equity securities (included in net investment gains or losses on equity securities above) were $1 million, less than $1 million and $3 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The following tables present the Company’s gross unrealized losses and fair values for fixed maturities and equity securities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2014 and 2013 (in millions):

	2014
	Less than 12 Months		Greater than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturities
U.S. Treasury	$120	$–	$115	$2	$235	$2
U.S. government corporations and agencies	22	–	79	2	101	2
U.S. agency mortgage-backed and asset-backed securities	287	8	2,416	96	2,703	104
Foreign governments	10	–	1	–	11	–
U.S. corporate	3,668	105	1,840	83	5,508	188
Foreign corporate	1,184	40	947	27	2,131	67
Non-agency residential mortgage-backed securities	152	2	419	25	571	27
Non-agency commercial mortgage-backed securities	335	2	273	5	608	7
Non-agency asset-backed securities	1,114	13	687	13	1,801	26

Total fixed maturities	6,892	170	6,777	253	13,669	423

Equity securities
Common stock	3	1	–	–	3	1
Preferred stock	–	–	1	–	1	–

Total equity securities	3	1	1	–	4	1

Total	$6,895	$171	$6,778	$253	$13,673	$424

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2013
	Less than 12 Months		Greater than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturities
U.S. Treasury	$326	$11	$–	$–	$326	$11
U.S. government corporations and agencies	260	13	2	–	262	13
U.S. agency mortgage-backed and asset-backed securities	4,136	345	349	56	4,485	401
Foreign governments	28	1	5	–	33	1
U.S. corporate	8,137	459	297	42	8,434	501
Foreign corporate	3,080	156	46	4	3,126	160
Non-agency residential mortgage-backed securities	383	15	554	44	937	59
Non-agency commercial mortgage-backed securities	1,519	51	87	8	1,606	59
Non-agency asset-backed securities	1,256	21	169	17	1,425	38

Total fixed maturities	19,125	1,072	1,509	171	20,634	1,243

Equity securities
Common stock	4	*	*	*	4	*
Preferred stock	–	–	1	1	1	1

Total equity securities	4	–	1	1	5	1

Total	$19,129	$1,072	$1,510	$172	$20,639	$1,244

*	Unrealized losses are less than $1 million.

At December 31, 2014, the unrealized loss amount consisted of approximately 1,859 different fixed maturities and 9 equity securities.

At December 31, 2014, unrealized losses on investment grade fixed maturities were $296 million or 70% of the Company’s total fixed maturities’ unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (‘‘NAIC’’) of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s; or a rating of AAA, AA, A or BBB from Standard & Poor’s (‘‘S&P’’); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturities with a rating below investment grade represent $127 million or 30% of the Company’s total fixed maturities’ unrealized losses at December 31, 2014.

The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $48 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $22 million for 6 months or less, $1 million for greater than 6 months through 12 months and $25 million for greater than 12 months. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Net Unrealized Investment Gains or Losses

Net unrealized investment gains or losses on available-for-sale investments are included in the Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains or losses that have been recognized as realized gains or losses during the current year and are included in Net investment gains or losses in the accompanying Consolidated Statements of Operations.

The components of Net unrealized investment gains or losses reported in AOCI at December 31, 2014, 2013 and 2012 are as follows (in millions):

	2014	2013	2012
Fixed maturites, available-for-sale-all other	$3,784	$2,042	$6,123
Fixed maturities on which an OTTI loss has been recognized	34	(11)	(31)

Total fixed maturities	3,818	2,031	6,092
Equity securities, available-for-sale	15	33	19
Derivatives designated as cash flow hedges	13	(3)	(7)
Other investments	2	1	3

Subtotal	3,848	2,062	6,107
Amounts recognized for:
DAC	(727)	(607)	(1,383)
Other assets (sales inducements)	(17)	(18)	(32)
Policyholders’ account balances and future policy benefits	70	42	(41)
Deferred taxes	(1,110)	(517)	(1,627)

Net unrealized gains on investments	$2,064	$962	$3,024

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The net unrealized gains or losses for the years ended December 31, 2014, 2013 and 2012, are presented separately for amounts related to fixed maturities on which an OTTI loss has been recognized, and all other net unrealized investment gains or losses, are as follows (in millions):

Net unrealized investment gains or losses on fixed maturities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	DAC	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2011	$(139)	$56	$1	$(3)	$30	$(55)
Net investment gains (losses) on investments arising during the period	113	–	–	–	(39)	74
Reclassification adjustment for (gains) losses included in net income	4	–	–	–	(1)	3
Reclassification adjustment for OTTI losses excluded from net income(1)	(9)	–	–	–	3	(6)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(38)	(1)	–	12	(27)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	2	*	2

Balance, December 31, 2012	$(31)	$18	$–	$(1)	$5	$(9)
Net investment gains (losses) on investments arising during the period	21	–	–	–	(7)	14
Reclassification adjustment for (gains) losses included in net income	1	–	–	–	–	1
Reclassification adjustment for OTTI losses excluded from net income(1)	(2)	–	–	–	1	(1)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(5)	–	–	1	(4)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	–	–	–

Balance, December 31, 2013	$(11)	$13	$–	$(1)	$–	$1
Net investment gains (losses) on investments arising during the period	42	–	–	–	(14)	28
Reclassification adjustment for (gains) losses included in net income	1	–	–	–	*	1
Reclassification adjustment for OTTI losses excluded from net income(1)	2	–	–	–	(1)	1
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(14)	*	–	5	(9)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	1	(1)	–

Balance, December 31, 2014	$34	$(1)	$–	$–	$(11)	$22

*	Amounts less than $1 million.

(1)

Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

All other net unrealized investment gains or losses in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	DAC	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2011	$4,842	$(1,280)	$(29)	$(209)	$(1,163)	$2,161
Net investment gains (losses) on investments arising during the period	1,425	–	–	–	(499)	926
Reclassification adjustment for (gains) losses included in net income	(138)	–	–	–	49	(89)
Reclassification adjustment for OTTI losses excluded from net income(2)	9	–	–	–	(3)	6
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(121)	(3)	–	43	(81)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	169	(59)	110

Balance, December 31, 2012	$6,138	$(1,401)	$(32)	$(40)	$(1,632)	$3,033
Net investment gains (losses) on investments arising during the period	(3,968)	–	–	–	1,388	(2,580)
Reclassification adjustment for (gains) losses included in net income	(99)	–	–	–	35	(64)
Reclassification adjustment for OTTI losses excluded from net income(2)	2	–	–	–	(1)	1
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	781	14	–	(278)	517
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	83	(29)	54

Balance, December 31, 2013	$2,073	$(620)	$(18)	$43	$(517)	$961
Net investment gains (losses) on investments arising during the period	1,910	–	–	–	(650)	1,260
Reclassification adjustment for (gains) losses included in net income	(167)	–	–	–	40	(127)
Reclassification adjustment for OTTI losses excluded from net income(2)	(2)	–	–	–	1	(1)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(106)	1	(1)	37	(69)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	28	(10)	18

Balance, December 31, 2014	$3,814	$(726)	$(17)	$70	$(1,099)	$2,042

(1)	Includes cash flow hedges. Refer to Note 7 — Derivative Instruments and Risk Management for information on cash flow hedges.

(2)

Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table provides a rollforward of the cumulative credit loss component of OTTI losses recognized in earnings for fixed maturities still held for which a portion of the loss was recognized in AOCI (in millions):

	2014	2013
Balance at beginning of year	$177	$184
Additions:
Credit loss impairments recognized in the current period on securities previously not impaired	3	2
Additional credit loss impairments recognized in the current period on securities previously impaired	12	17
Reductions:
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or sold during the period	(17)	(26)

Balance at end of year	$175	$177

The balance of and changes in each component of AOCI were as follows (in millions):

	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)(1) (2)	Total AOCI
Balance, December 31, 2011	$–	$2,106	$2,106
Change in OCI before reclassifications	–	1,004	1,004
Less: Amounts reclassified from AOCI	–	(86)	(86)

Net OCI	–	918	918

Balance, December 31, 2012	$–	$3,024	$3,024
Change in OCI before reclassifications	1	(1,999)	(1,998)
Less: Amounts reclassified from AOCI	–	(63)	(63)

Net OCI	1	(2,062)	(2,061)

Balance, December 31, 2013	$1	$962	$963
Change in OCI before reclassifications	(1)	1,228	1,227
Less: Amounts reclassified from AOCI	–	(126)	(126)

Net OCI	(1)	1,102	1,101

Balance, December 31, 2014	$–	$2,064	$2,064

(1)	All amounts are net of tax and DAC.

(2)

Includes cash flow hedges. Refer to Note 7 — Derivative Instruments and Risk Management for information on cash flow hedges. Refer to Note 10 — Investment Income and Investment Gains and Losses (above) for additional information regarding unrealized investment gains or losses, including the split between amounts related to fixed maturities on which an other-than-temporary impairment loss has been recognized, and all other unrealized investment gains or losses.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The amounts reclassified out of AOCI(1) for the years ended December 31, 2014, 2013 and 2012 were as follows (in millions):

	2014	2013	2012	Affected Line Item in the Consolidated Statements of Operations
Net unrealized investment (gains) losses:
(Gains)/losses on cash flow hedges:
Interest rate swaps	$1	$1	$1	Net investment income
Currency swaps	1	–	–	Net investment gains (losses)
Currency swaps	–	–	(1)	Net investment income
(Gains)/losses on available-for-sale securities:
Impairment losses	(1)	1	4	Net investment gains (losses)
All other	(167)	(100)	(138)	Net investment gains (losses)

	(166)	(98)	(134)	Total before tax
	(40)	(35)	(48)	Income tax expense

Total reclassifications for the period	$(126)	$(63)	$(86)	Net income

(1)	Negative amounts indicate gains/benefits reclassified out of AOCI. Positive amounts indicate losses/costs reclassified out of AOCI.

NOTE 11 — RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York Life provides the Company with certain services and facilities including, but not limited to, the following: accounting, tax and auditing services; legal services; actuarial services; electronic data processing operations and communications operations. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and the Company. The fees incurred associated with these services and facilities, amounted to $813 million, $764 million and $750 million for the years ended December 31, 2014, 2013 and 2012, respectively, and were reflected in Operating expenses and Net investment income in the accompanying Consolidated Statements of Operations.

The Company’s interests in commercial mortgage loans (and, in one instance, a single asset real estate owned property acquired through foreclosure (“REO Property”)) are held in the form of participations in mortgages originated or acquired by New York Life (and, in the case of the REO Property, a participation in the ownership of the REO Property (“REO Ownership Interest”)). Under the participation agreement for the mortgage loans, it is agreed between the Company and New York Life that the Company’s proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated therefrom, will be pari passu with New York Life’s and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company’s approval. The participation agreement for the REO

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Ownership Interest contains the same parri passu structure as the participation agreements for the mortgage loans as it relates to the applicable ownership interest.

The Company has entered into investment advisory and administrative services agreements with NYLIM to provide investment advisory and administrative services to the Company. On March 31, 2014, NYLIM assigned its investment advisory rights and obligations under this agreement to NYL Investors LLC, a wholly owned subsidiary of New York Life. For the years ended December 31, 2014, 2013 and 2012, the total cost for these services amounted to $100 million, $91 million and $84 million, respectively, which is included in the cost of services billed by New York Life to the Company. These costs were included in Operating expenses in the accompanying Consolidated Statements of Operations.

NYLIM has an investment advisory agreement with the Mainstay VP Funds Trust (“the Fund”), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund, and the Company have entered into agreement regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM of $35 million, $31 million and $26 million for the years ended December 31, 2014, 2013 and 2012, respectively, and was included in Fee-universal life and annuity policies in the accompanying Consolidated Statements of Operations.

NYLIM provides the Company with certain services and facilities including, but not limited to, the following: management and other support. NYLIM charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between NYLIM and the Company. The Company incurred fees associated with the services and facilities in the amounts of $26 million and $62 million for the years ended December 31, 2014 and 2013, respectively. Prior to 2014, NYLIM also provided information technology and infrastructure support which are now provided by New York Life.

The Company has a variable product distribution agreement with NYLIFE Distributors LLC (“Distributors”), an indirect wholly owned subsidiary of New York Life, granting Distributors the exclusive right to distribute and to be the underwriter and/or agent of the Company’s variable product policies. For the years ended December 31, 2014, 2013 and 2012, the Company received service fees of $36 million, $30 million and $23 million, respectively, under this agreement, in consideration for providing 12b-1 Plan services attributable to the variable products.

The Company has an agreement with NYLIFE Securities LLC (“Securities”), an indirect wholly owned subsidiary of New York Life, under which registered representatives of Securities solicit sales of multi-funded annuity contracts and variable life policies. For the years ended December 31, 2014 and 2013, the Company incurred commission expense to Securities’ registered representatives of $150 million, $130 million and $110 million, respectively.

On July 8, 2008, as amended on July 1, 2009, the Company entered into a service agreement with Securities, whereby Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2014, 2013 and 2012, the Company incurred an expense of $47 million, $41 million and $37 million, respectively.

The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a universal life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company received from New York Life $21 million, $39 million and $15 million for the years ended December 31, 2014, 2013 and 2012, respectively, and was included in Other income in the accompanying Consolidated Statements of Operations.

New York Life Capital Corporation (“NYLCC”), a wholly owned subsidiary of NYLIFE LLC, has a credit agreement with the Company dated December 23, 2004, as amended, whereby NYLCC has agreed to make loans

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

to the Company in an amount up to, but not exceeding, $490 million from the issuance of commercial paper. At December 31, 2014, 2013 and 2012, the Company had no outstanding loan balance to NYLCC. During 2014, 2013 and 2012, the Company had no interest expenses recorded by the Company in relation to this agreement.

The Company has a credit agreement with New York Life, dated September 30, 1993, as amended, whereby the Company may borrow up to $490 million from New York Life. During 2014, 2013 and 2012, the credit facility was not used, no interest was paid and there was no outstanding balance due.

In addition, the Company has a credit agreement with New York Life, dated April 1, 1999, as amended, wherein New York Life may borrow up to $490 million from the Company. During 2014, 2013 and 2012, the credit facility was not used, no interest was paid and there was no outstanding balance due.

On April 30, 2010, the Company entered into a revolving loan agreement with MCF, a wholly owned subsidiary of NYL Investments (as amended from time to time, the “MCF Loan Agreement”), under which the Company may provide funding to MCF for lending and equity investment commitments entered into by MCF on or after January 1, 2010. The aggregate amount advanced by the Company to MCF under the MCF Loan Agreement, when aggregated with all other funding provided to or on behalf of MCF by the Company, may not exceed 2.75% of the Company’s statutory cash and invested assets as stated on the Company’s most recent quarterly statement. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon will be due in full on July 1, 2025. At December 31, 2014 and 2013, the outstanding balance of loans to MCF under the MCF Loan Agreement was $2,041 million and $1,889 million, respectively. These loans are reported in Investments in affiliates in the accompanying Consolidated Statements of Financial Position. During 2014, 2013 and 2012, the Company received interest payments from MCF totaling $94 million, $85 million and $62 million, respectively, which were included in Net investment income in the accompanying Consolidated Statements of Operations.

The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2014 and 2013, the Company did not purchase any new loans. At December 31, 2014, the Company held loans with an outstanding balance of $17 million and has commitments to fund additional amounts on these existing loans of $5 million. At December 31, 2013, the Company held loans with an outstanding balance of $31 million and had commitments to fund additional amounts on these existing loans of $10 million. These loans were reported in Other investments in the accompanying Consolidated Statements of Financial Position.

To satisfy its obligations under structured settlement agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 3.33% to 7.81%. At December 31, 2014 and 2013, the carrying value of the Interest in annuity contracts and the Obligations under structured settlement agreements in the accompanying Consolidated Statements of Financial Position amounted to $6,260 million and $6,114 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

The Company has sold certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations was 5.84% for 2014. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2014 and 2013, the policyholder reserves related to these contracts amounted to $162 million and $163 million, respectively, and were included in Future policy benefits in the accompanying Consolidated Statements of Financial Position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company has issued various Corporate Owned Life Insurance (“COLI”) policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. At December 31, 2014 and 2013, the policyholder reserves balances for these policies amounted to $3,511 million and $3,325 million, respectively, and were included in Policyholders’ account balances and Separate account liabilities in the accompanying Consolidated Statements of Financial Position.

The Company has also issued various COLI policies to Voluntary Employees’ Beneficiary Association (“VEBA”) trusts, which were trusts formed for the benefit of New York Life’s retired employees and agents. At December 31, 2014 and 2013, the policyholder reserve balances for these policies amounted to $356 million and $339 million, respectively, and were included in Policyholders’ account balances and Separate account liabilities in the accompanying Consolidated Statements of Financial Position.

In connection with the acquisition of an office building by REEP-OFC Westory DC LLC, an indirect wholly owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC Westory LLC. In 2012, closing costs in connection with this purchase amounted to $3 million and was included in Net investment income in the accompanying Consolidated Statements of Operations. The mortgage loan is interest-only throughout the term and all outstanding principal shall be due and payable on August 10, 2022. Interest earned for the years ended December 31, 2014, 2013 and 2012 amounted to $3 million, $3 million and $1 million, respectively.

In connection with a $150 million acquisition of a leased fee interest containing an office building and related improvements and encumbered by a ground lease by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012, which sets forth the terms that will govern, in part, each entity’s interest in the property. Interest earned for the years ended December 31, 2014, 2013 and 2012 amounted to $3 million, $3 million and $2 million, respectively.

Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life. Refer to Note 14 — Reinsurance for more details.

The Company has an over-retention agreement with New York Life. Refer to Note 14 — Reinsurance for more details.

Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to New York Life Insurance Taiwan Corporation (“Taiwan Corporation”), which is accounted for as a long-duration coinsurance transaction. Taiwan Corporation was sold on December 31, 2013. Refer to Note 14 — Reinsurance for more details.

At December 31, 2014 and 2013, the Company recorded amounts payable to parent and affiliates of $242 million and $229 million, respectively, and is included in Other liabilities in the accompanying Consolidated Statements of Financial Position. At December 31, 2014 and 2013, the Company recorded amounts due from parent and affiliates of $59 million and $46 million, respectively, and is included in Other assets in the accompanying Consolidated Statements of Financial Position. The terms of the underlying agreements generally require that these amounts be settled in cash within 90 days.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 12 — POLICYHOLDERS’ LIABILITIES

Policyholders’ Account Balances

Policyholders’ account balances at December 31, 2014 and 2013 were as follows (in millions):

	2014	2013
Deferred annuities	$39,002	$38,846
Universal life contracts	26,184	25,047
Other	1,690	1,498

Total policyholders’ account balances	$66,876	$65,391

Policyholders’ account balances on the above contracts are equal to cumulative deposits and interest credited, less withdrawals and mortality and expense charges, where applicable.

The following table highlights the interest rate assumptions generally utilized in calculating Policyholders’ account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2014:

Product	Interest Rate	Withdrawal/Surrender Charges
Deferred annuities	0.20% to 8.00%	Surrender charges 0% to 10% for up to 10 years
Universal life contracts	1.80% to 8.00%	Various up to 19 years
Annuities certain	0.05% to 5.00%	No surrender or withdrawal charges
Supplementary contracts without life contingencies	1.00% to 3.50%	No surrender or withdrawal charges

1% of policyholders’ account balances have interest crediting rates of 6% and greater.

Future Policy Benefits

Future policy benefits at December 31, 2014 and 2013 were as follows (in millions):

	2014	2013
Life insurance:
Taiwan business — 100% coinsured	$1,205	$1,049
Other life	235	174

Total life insurance	1,440	1,223
Individual and group payout annuities	15,171	12,797
Other contract liabilities	77	49

Total future policy benefits	$16,688	$14,069

The 2014 increase in life insurance future policy benefits includes a $25 million out of period adjustment related to out dated assumptions on certain claims-type reserves. The Company concluded it was appropriate to record the adjustment through the 2014 increase in liabilities for Future policy benefits and that the adjustment is not material to the financial statements for all years presented.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2014:

Product	Mortality	Interest Rate	Estimation Method
Individual and group payout annuities	Based upon best estimates at time of policy issuance with PAD	0.05% to 8.75%	Present value of expected future payments at a rate expected at issue with PAD

Less than 1% of future policy benefits are based on an interest rate of 6% and greater.

Guaranteed Minimum Benefits

At December 31, 2014 and 2013, the Company had fixed and variable annuities with guarantees. The Company’s variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date. For contracts with the EBB optional feature, the net amount at risk is defined as the additional benefit amount that equals to a percentage of earnings in the contract, subject to certain maximums. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date. For guarantees of income, the net amount at risk is defined as the minimum account balance in excess of the current account balance needed to fund the GFIB or guaranteed lifetime income withdrawal benefits (“GLWB”).

Annuity Contracts — GMDB, EBB, GMAB, GFIB and GLWB

The Company issues certain variable annuity contracts with a GMDB feature that guarantees either:

a) Return of deposits:    the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b) Ratchet:    the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

Contracts with an optional EBB feature provides an additional death benefit amount equal to a percentage of earnings in the contract at time of death, subject to certain maximums.

The Company issues certain variable annuity contracts with a GMAB feature that guarantees a minimum contract value equal to 100% or 150%, depending on the election of the amount of eligible premiums (adjusted for withdrawals) at the end of the guaranteed period. The minimum contract value can be reset after issue, and in such case, is set equal to the account value at the time of reset. The older contracts must be surrendered in order to receive the guaranteed amount.

The Company issues variable annuity contracts with a GFIB feature. This feature provides a minimum fixed annuity payment guarantee that will start on a date chosen by the policyholder.

In 2014, the Company began offering fixed annuity contracts with a GLWB feature. The benefit must be elected at the time of contract issuance, and provides for a percentage of the contract holder’s benefit base, subject to certain restrictions, to be available for withdrawal for life as early as age 59 1/2. This benefit base grows for up to 10 years or until lifetime income payments commence, whichever comes first.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables provide the account value, net amount at risk and average attained age of contract holders at December 31, 2014 and 2013 for GMDBs, GMABs, EBBs and GFIBs ($ in millions):

	2014
	Return of Net Deposits			Ratchet	Income
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	Additional Death Benefits (EBB)	In the Event of Death (GMDB)	Accumulation at Specified Date (GFIB)
Account value	$15,202	$6,619	$62	$11,182	$221
Net amount at risk	$34	$50	$7	$180	$1
Average attained age of contract holders	58	58	66	63	58

	2013
	Return of Net Deposits			Ratchet	Income
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	Additional Death Benefits (EBB)	In the Event of Death (GMDB)	Accumulation at Specified Date (GFIB)
Account value	$12,698	$5,766	$76	$11,570	$149
Net amount at risk	$26	$19	$7	$160	$–
Average attained age of contract holders	58	58	65	63	58

The following summarizes the general account liabilities for guarantees on variable contracts, included in Future policy benefits for GMDB, EBB and GFIB, and Policyholders’ account balances for GMAB, in the accompanying Consolidated Statements of Financial Position (in millions):

	GMDB	GMAB	EBB	GFIB		Total
Balance at December 31, 2012	$32	$405	$1	$	*	$438
Incurred guarantee benefits	14	(336)	–		–	(322)
Paid guarantee benefits	(4)	–	–		–	(4)

Balance at December 31, 2013	42	69	1		*	112
Incurred guarantee benefits	27	112	–		–	139
Paid guarantee benefits	(3)	–	–		3	–

Balance at December 31, 2014	$66	$181	$1		3	$251

*	Amounts less than $1 million

For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and changes in fair value are recorded in Interest credited to Policyholders’ account balances in the accompanying Consolidated Statements of Operations (refer to Note 9 — Fair Value Measurements).

The GMDB and EBB liabilities are determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates assumptions and adjusts the liability, with a related charge or credit recorded to Increase in liabilities for future policy benefits in the accompanying Consolidated Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2014 and 2013, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumptions ranged from 0.66% to 11.29% for 2014 and 4.48% to 7.33% for 2013.

•	Volatility assumption ranged from 1.21% to 31.23% for 2014 and from 13.11% to 14.21% for 2013.

•	Mortality was assumed to be 100.5% of an internally developed mortality table for both 2014 and 2013.

•	Lapse rates vary by contract type and duration and ranged from 1.00% to 32.00%, with an average of 5.25% for 2014 and from 0.5% to 31.73%, with an average of 5.31% for 2013.

•	Discount rates ranged from 4.29% to 7.61% for 2014 and 2013.

The GFIB liability is determined each period by estimating the expected guaranteed minimum income benefit amounts, less the benefit amounts funded by income benefit purchases, and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the liability balance, with a related charge or credit recorded to Increase in liabilities for future policy benefits in the accompanying Consolidated Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GFIB liability at December 31, 2014 and 2013, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from 0.66% to 11.29% for 2014, and 0.11% to 9.99% for 2013.

•	Volatility assumption ranged from 1.21% to 31.23% for 2014, and from 0.04% to 31.28% for 2013.

•	Mortality assumption used to project future claims is the Company’s GLI 12(15) Mortality Table in 2014.

•	Lapse rates vary by contract type and duration and range from 1.50% to 21.00%, with an average of 1.60% for 2014, and from 1.00% to 20.00%, with an average of 1.00% for 2013.

•	Discount rates ranged from 4.29% to 6.64% for 2014 and 2013.

The GLWB liability is determined each period end by estimating the expected payments after the account balance is depleted and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the additional liability balance, with a related charge or credit to Increase in liabilities for future policy benefits in the accompanying Consolidated Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GLWB liability at December 31, 2014:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mortality was assumed to be 100% of the Company’s GLI 12(15) Mortality Table.

•	Lapse rates vary by contract type and duration, and range from 1.00% to 10.00%, with an average of 1.00%.

•	Discount rates ranged from 2.36% to 4.31%.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the aggregate fair value of assets at December 31, 2014 and 2013, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB, GMAB, GFIB, EBB and GLWB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB, GFIB and EBB guarantees in each contract, the GMDB, GMAB, GFIB and EBB amounts listed are not mutually exclusive (in millions):

	2014
	GMDB	GMAB	GFIB	EBB	GLWB	Total
Separate account:
Equity	$13,098	$3,582	$133	$33	$–	$16,846
Fixed income	5,238	1,467	67	13	–	6,785
Balanced	4,294	1,241	13	9	–	5,557

Total separate account	22,630	6,290	213	55	–	29,188
General account	3,754	329	8	7	14	4,112

Total	$26,384	$6,619	$221	$62	$14	$33,300

	2013
	GMDB	GMAB	GFIB	EBB	Total
Separate account:
Equity	$11,728	$3,072	$87	$30	$14,917
Fixed income	4,884	1,242	40	12	6,178
Balanced	3,936	1,168	8	8	5,120

Total separate account	20,548	5,482	135	50	26,215
General account	3,720	284	14	6	4,024

Total	$24,268	$5,766	$149	$56	$30,239

Additional Liability for Individual Life Products

Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company’s individual life contracts, this requirement primarily affects universal life policies with secondary guarantees. For these policies, we define excess insurance benefits as death benefits paid in excess of account balance released on death when the policy is either being held in force by the presence of a no lapse guarantee or when an amount in excess of the account balance results from a GMDB.

Generally, the Company has separately defined an excess insurance benefit to exist when expected mortality exceeds all assessments. This insurance benefit is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments. The liability for excess insurance benefit features reflected in the general account and included in Future policy benefits in the accompanying Consolidated Statements of Financial Position was $132 million, $98 million and $80 million at December 31, 2014, 2013 and 2012, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 13 — DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

Deferred Policy Acquisition Costs

The following is an analysis of DAC for the years ended December 31, 2014, 2013 and 2012 (in millions):

	2014	2013	2012
Balance at beginning of year	$2,847	$2,027	$2,313
Current year additions	468	426	351
Amortization — current year	(533)	(394)	(523)
Amortization — impact of assumption and experience unlocking(1)	90	13	45
Amortization — impact of extending the useful life(2)	289	–	–

Balance at end of year before related adjustments	3,161	2,072	2,186
Adjustment for changes in unrealized net investment gains	(120)	775	(159)

Balance at end of year	$3,041	$2,847	$2,027

(1)

In the table above, the positive impact of assumption and experience unlocking on amortization includes $3 million, $(36) million and $7 million of out of period adjustments that (increased) reduced amortization for the years ended December 31, 2014, 2013 and 2012, respectively. The 2013 adjustment for changes in unrealized net investment gains or losses is net of an out of period adjustment of $(145) million related to a prior period adjustment to DAC through AOCI. The Company has evaluated these out of period adjustments and concluded that individually and collectively they are not material to the financial statements for all years presented.

(2)

The Company reviewed the reasonableness of the assumptions used to determine the amortization period for certain universal life and variable deferred annuity contracts and determined, based on better than expected persistency of these products, that the useful life should be extended, resulting in a positive impact to DAC amortization in 2014.

Sales Inducements

The following is an analysis of deferred sales inducements included in Other assets in the accompanying Consolidated Statements of Financial Position for the years ended December 31, 2014, 2013 and 2012 (in millions):

	2014	2013	2012
Balance at beginning of year	$549	$530	$457
Current year additions	117	106	159
Amortization — current year	(44)	(137)	(92)
Amortization — Impact of assumption and experience unlocking	12	36	10

Balance at end of year before related adjustments	634	535	534
Adjustment for changes in unrealized net investment gains	–	14	(4)

Balance at end of year	$634	$549	$530

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 14 — REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. The Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for certain products. For the policies reinsured, the Company typically retains between 10% and 60% of each risk, with a minimum size policy ceded of $1 million for joint life and no minimum size for single life. Most of the reinsured business is on an automatic basis. Cases in excess of the Company’s retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

On July 1, 2002, the Company transferred all of the liabilities and assets of its Taiwan Branch to Taiwan Corporation, an indirect subsidiary of New York Life, that was sold to Yuanta Financials Holding Co., Ltd. (“Yuanta”) on December 31, 2013. Taiwan Corporation is liable for all policyholder obligations on its balance sheet, including policies issued prior to July 2002, when Taiwan Corporation was a branch of the Company. As part of the sale agreement, Yuanta has guaranteed Taiwan Corporation’s obligation with respect to these policyholder obligations. The Company accounts for the policies issued prior to July 2002 as 100% coinsured, and records policyholder liabilities associated with those policies, as well as a reinsurance recoverable asset from Taiwan Corporation/Yuanta.

The effect of this reinsurance agreement with Taiwan Corporation/ Yuanta for the years ended December 31, 2014, 2013 and 2012 was as follows (in millions):

	2014(1)	2013	2012
Amounts recoverable from reinsurer(2)	$1,205	$1,049	$1,027
Premiums ceded	$74	$65	$66
Benefits ceded	$46	$50	$28

(1)

Beginning in 2014, the results for this transaction are recorded on a quarter lag. The amounts recoverable from reinsurer and policyholder liabilities represent balances as of September 30, 2014. Premiums ceded and benefits ceded represent balances for the nine months ended September 30, 2014 plus an estimate for the three months ended December 31, 2014.

(2)	The Company recorded policyholder liabilities of $1,205 million, $1,049 million, and $1,027 million at December 31, 2014, 2013, and 2012, respectively,

In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of universal life, variable universal life (“VUL”), Target Life and Asset Preserver, with New York Life. The agreement uses a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for the VUL policies in the Separate Accounts. Under both the MODCO and funds withheld treaties, the Company retains the assets held in relation to the policyholders’ account balances and separate account liabilities. An experience refund is paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the funds withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. Refer to note 7 — Derivative Instruments and Risk Management for additional details.

In connection with the reinsurance agreement with New York Life, described above, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2014, 2013 and 2012, $1 million of the deferred gain was amortized and is included in the Net revenue from reinsurance in the accompanying Consolidated Statements of Operations.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The effect of this reinsurance agreement with New York Life for the years ended December 31, 2014, 2013 and 2012 was as follows (in millions):

	2014	2013	2012
Fees-universal life policies ceded	$241	$246	$252
Net revenue from reinsurance	$85	$70	$85
Policyholders’ benefits ceded	$151	$160	$161
Amounts recoverable from reinsurer	$4,364	$6,833	$6,634
Amounts payable to reinsurer	$4,366	$6,833	$6,622
Other liabilities (deferred gain, net of amortization)	$13	$14	$15

In 2014, the Company determined it had overstated the Amounts recoverable from reinsurer — affiliated and the Amounts payable to reinsurer — affiliated by $2,305 million in the accompanying Consolidated Statement of Financial Position at December 31, 2013. The overstatement did not have an impact on the Company’s equity or net income and did not affect the Company’s Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income, Consolidated Statements of Stockholder’s Equity or Consolidated Statements of Cash Flows and did not materially impact total assets or total liabilities. The Amounts recoverable from reinsurer — affiliated and the Amounts payable to reinsurer — affiliated were corrected in 2014.

The Company obtains coverage of mortality risk in excess of its retention limits from New York Life on a yearly renewable term basis. The premiums for this coverage were $19 million, $18 million and $14 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance which the Company cannot collect. Four reinsurance companies account for approximately 81% and 83% of the reinsurance ceded to non-affiliates at December 31, 2014 and 2013, respectively.

The effects of all reinsurance for the years ended December 31, 2014, 2013 and 2012 were as follows (in millions):

	2014	2013	2012
Premiums:
Direct	$3,198	$3,449	$2,882
Assumed	3	3	3
Ceded	(78)	(68)	(69)

Net premiums	$3,123	$3,384	$2,816

Fees-universal life and annuity policies ceded	$601	$586	$583
Net revenue from reinsurance	$86	$71	$85
Policyholders’ benefits ceded	$520	$571	$515
Increase in ceded liabilities for future policy benefits	$12	$26	$13
Other liabilities (deferred gain, net of amortization)	$13	$14	$15

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 15 — COMMITMENTS AND CONTINGENCIES

Litigation

The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations, which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in guaranty fund assessments against the Company of approximately $4 million and $9 million, which have been accrued in Other liabilities in the accompanying Consolidated Statements of Financial Position at December 31, 2014 and 2013, respectively. The Company expects to recover $23 million and $24 million at December 31, 2014 and 2013, respectively, of premium offsets reflected in Other assets on the accompanying Consolidated Statements of Financial Position.

Guarantees

The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from any such guarantees would not have a material adverse effect on the Company’s financial position.

Loaned Securities and Repurchase Agreements

At December 31, 2014 and 2013, $537 million and $489 million, respectively, of the Company’s fixed maturities were on loan to others. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss. At December 31, 2014 and 2013, the Company recorded cash collateral received under these agreements of $550 million and $500 million, respectively, and established a corresponding liability for the same amount, which is included in Other liabilities in the accompanying Consolidated Statements of Financial Position. The Company did not hold collateral in the form of securities at December 31, 2014 and 2013.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company had agreements to purchase and resell securities totaling $133 million and $101 million at an average coupon rate of 0.06% and 0.01% at December 31, 2014 and 2013, respectively, which are included in Securities purchased under agreements to resell in the accompanying Consolidated Statements of Financial Position.

At December 31, 2014 and 2013, the Company had no agreements outstanding to sell and repurchase securities.

The following tables represent recognized repurchase agreements and securities lending transactions that are subject to an enforceable master netting agreement or similar agreement for the years ended December 31, 2014 and 2013 (in millions):

	2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral	Net Amount
Offsetting of financial assets:
Securities purchased under agreement to resell	$133	$–	$133	$(133)	$–

Total assets	$133	$–	$133	$(133)	$–

	2013
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral		Net Amount
Offsetting of financial assets:
Securities purchased under agreement to resell	$101	$–	$101	$(101	)(1)	$–

Total assets	$101	$–	$101	$(101)		$–

(1)

The actual collateral that is held by the custodian is $103 million, which was capped at the amount recorded in the Consolidated Statements of Financial Position in accordance with the authoritative guidance.

	2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral		Net Amount
Offsetting of financial liabilities:
Securities entered into a security lending agreement	$550	$–	$550	$(550	)(1)	$–

Total liabilities	$550	$–	$550	$(550)		$–

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2013
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral		Net Amount
Offsetting of financial liabilities:
Securities entered into a security lending agreement	$500	$–	$500	$(500	)(2)	$–

Total liabilities	$500	$–	$500	$(500)		$–

(1)	The amount represents the cash collateral received. The securities lent, which remain on the Consolidated Statements of Financial Position, have a fair value of $537 million.

(2)	The amount represents the cash collateral received. The securities lent, which remain on the Consolidated Statements of Financial Position, have a fair value of $489 million.

Liens

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NOTE 16 — INCOME TAXES

A summary of the components of the total Income tax expense for the years ended December 31, 2014, 2013 and 2012, included in the accompanying Consolidated Statements of Operations, are as follows (in millions):

	2014	2013	2012
Current:
Federal	$212	$132	$174
State and local	5	11	5
Foreign	1	1	–

	218	144	179
Deferred:
Federal	127	49	61

Income tax expense	$345	$193	$240

Pursuant to the tax allocation agreement discussed in Note 3 — Significant Accounting Policies, the Company recorded a net income tax receivable from New York Life of $52 million and $73 million at December 31, 2014 and 2013, respectively, which is included in Other assets in the accompanying Consolidated Statements of Financial Position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company’s actual income tax expense for the years ended December 31, 2014, 2013 and 2012 differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons ($ in millions):

	2014		2013		2012
Statutory federal income tax expense	$465	35.0%	$301	35.0%	$298	35.0%
Tax exempt income	(63)	(4.2)	(36)	(4.3)	(18)	(2.1)
Audit liability	(3)	(0.8)	3	0.4	1	0.1
Investment credits	(55)	(4.1)	(50)	(5.8)	(44)	(5.2)
Tax settlements	–	0.0	(30)	(3.5)	–	0.0
Other	1	0.1	5	0.7	3	0.4

Actual income tax expense	$345	26.0%	$193	22.5%	$240	28.2%

The Company recognized a tax benefit in 2013 of $30 million related to the settlement with the Appeals Office of the Internal Revenue Service (“IRS”) of issues for the 2002-2004 tax years.

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company’s management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been recorded.

The components of the net deferred tax liability reported in Other liabilities in the accompanying Consolidated Statements of Financial Position at December 31, 2014 and 2013 are as follows (in millions):

	2014	2013
Deferred tax assets:
Future policy benefits	$822	$770
Employee and agents benefits	56	69
Other	–	19

Gross deferred tax assets	878	858

Deferred tax liabilities:
DAC	690	683
Investments	1,350	656
Other	225	187

Gross deferred tax liabilities	2,265	1,526

Net deferred tax liability	$1,387	$668

The Company does not have net operating or capital loss carryforwards.

The Company’s federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2007. In 2012, the IRS began its examination of tax years 2008 through 2010. There were no material effects on the Company’s consolidated financial position and results of operations as a result of these audits. The Company believes that its recorded income tax liabilities for uncertain tax positions are adequate for all open years.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2014, 2013 and 2012 are as follows (in millions):

	2014	2013	2012
Beginning of period balance	$71	$71	$71
Additions for tax positions of prior year	23	3	–
Additions for tax positions of current year	5	–	–
Settlements with tax authorities	–	(3)	–

End of period balance	$99	$71	$71

The Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by $32 million, $5 million and $2 million at December 31, 2014, 2013 and 2012, respectively. Total interest expense associated with the liability for unrecognized tax benefits was less than $1 million for December 31, 2014 and $2 million for the years ended December 31, 2013 and 2012, and is included in Income tax expense in the accompanying Consolidated Statements of Operations. The Company accrued interest associated with the liability for unrecognized tax benefits of $13 million, $13 million and $9 million at December 31, 2014, 2013 and 2012, respectively, and is included in Other liabilities in the accompanying Consolidated Statements of Financial Position. The less than $1 million increase from December 31, 2013 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of less than $1 million of interest expense. The $4 million increase from December 31, 2012 is the result of an increase of $3 million of interest expense and a $1 million increase resulting from settlements with tax authorities. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 17 — DEBT

Recourse Debt

The Company issued a promissory note on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest, with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part, and there are no collateral requirements. The carrying amount of the note was $1 million and $2 million at December 31, 2014 and 2013, respectively.

Non-Recourse Debt

At December 31, 2014 and 2013, the Company was required to consolidate one structured investment, in which the Company is considered the primary beneficiary, with an outstanding debt balance of $1 million and $1 million, respectively. Refer to Note 6 – Investments for a discussion on VIEs.

NOTE 18 — SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid were $198 million, $276 million and $233 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Total interest paid was $9 million, $12 million and $17 million for the years ended December 31, 2014, 2013 and 2012, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Non-cash transactions

The Company’s non-cash investing transactions were less than $1 million for the years ended December 31, 2014 and 2013.

The Company’s non-cash investing transactions were $3 million, related to non-cash acquisitions of foreclosed property and non-redeemable preferred stock, at December 31, 2012.

NOTE 19 — STATUTORY FINANCIAL INFORMATION

The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has one permitted practice related to certain separate account assets that are valued at book value instead of market value.

A reconciliation of the Company’s statutory capital and surplus at December 31, 2014 and 2013 between practices prescribed or permitted by the Department and NAIC SAP is shown below (in millions):

	2014	2013
Statutory capital and surplus, Delaware basis	$7,669	$6,748
State prescribed or permitted practices:
Presenting guaranteed and variable universal life separate accounts at book value	290	108

Statutory capital and surplus, NAIC SAP	$7,959	$6,856

The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company’s surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life, at December 31, 2014 or 2013. As of December 31, 2014, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $3,716 million. The maximum amount of dividends that may be paid in 2014 without prior approval is $728 million.

NOTE 20 — SUBSEQUENT EVENTS

On February 18, 2015, the Company became a member of the Federal Home Loan Bank (“FHLB”) of Pittsburgh with a purchase of $25 million membership stock. The Company has not posted any collateral or made any borrowings as of the date the financial statements were available to be issued. The Company’s ability to borrow is only limited by the eligible collateral posted to the FHLB of Pittsburgh.

Other than the matter noted above, as of March 12, 2015, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

Independent Auditor’s Report

To the Board of Directors of

New York Life Insurance and Annuity Corporation:

We have audited the accompanying consolidated financial statements of New York Life Insurance and Annuity Corporation and its subsidiaries (the “Company”), which comprise the consolidated statement of financial position as of December 31, 2014 and 2013, and the related consolidated statement of operations, of comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2014.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries at December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As disclosed in Note 11 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York, New York

March 12, 2015

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(NYLIAC) NI070

PART C. OTHER INFORMATION

ITEM 26.    EXHIBITS

Board of Directors Resolution

(a)	Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation (NYLIAC) establishing the Separate Account - Previously filed as Exhibit (1) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant’s Post-Effective Amendment No. 4 on Form S-6, for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 5/1/00 and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(c)(1)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410) filed 4/25/97, and incorporated herein by reference.

(c)(2)	Form of Sales Agreement, by and between NYLIFE Distributors Inc., as Underwriter, NYLIAC as Issuer, and Dealers - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(c)(3)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(c)(4)	Amendment to Distribution and Underwriting Agreement, dated March 6, 2015, between NYLIAC and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(4) to Post-Effective Amendment No. 25 on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/14/2015 and incorporated herein by reference.

(d)	Contracts.

(d)(1)	Form of Policy - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5) to Registrant’s initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(d)(2)	Alternate Cash Surrender Value Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(a) to Registrant’s Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/14/00 and incorporated herein by reference.

(e)	Applications.

(e)(1)	Form of Application - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10) to Registrant’s Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/25/97 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(f)(1)	Restated Certificate of Incorporation of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to Registrant’s initial registration statement on Form S-6, (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(1)(a)	Amended and Restated Certificate of Incorporation of NYLIAC - Previously filed as Exhibit 6(a)(1) to Post-Effective Amendment No. 36 to the registration statement on Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(f)(2)

By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account - I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a)

Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-39157) filed 4/3/98, and incorporated herein by reference.

(f)(2)(b)	Amended and Restated By-Laws of NYLIAC - Previously filed as Exhibit 6(b)(3) to Post-Effective Amendment No. 36 to the registration statement on Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(g)	Reinsurance Contracts.

(g)(1)	Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(1) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 4/21/03 and incorporated herein by reference.

(g)(2)	Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232, 102(e) as Exhibit (g)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - 1 (File No. 333-48300), filed 4/18/03 and incorporated herein by reference.

(h)	Participation Agreements.

(h)(1)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (9) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit 1. (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(2)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1. (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(3)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1. (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(4)	Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1. (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(5)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1. (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(6)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 33-53342), filed 4/13/10 and incorporated herein by reference.

(h)(7)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342) filed 4/16/98, and incorporated herein by reference.

(h)(8)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(9)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8) (n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 33-87382), filed 4/9/03 and incorporated herein by reference.

(h)(10)	Participation Agreement among New York Life Insurance and Annuity Corporation, Mainstay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 33-53342), filed 4/10/06 and incorporated herein by reference.

(i)	Administrative Contracts.

(i)(1)	Service Agreement between Fred Alger Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2)	Administrative Services Agreement between Janus Capital Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3)	Services Agreement between New York Life Investment Management LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4)	Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5)	Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6)	Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(7)	Administrative Services Agreement among New York Life Investment Management LLC and NYLIAC dated 1/1/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 of the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 33-53342), filed 4/10/06 and incorporated herein by reference.

(i)(8)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 - Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/11/12 and incorporated herein by reference.

(j)	Other Material Contracts.

(j)(1)	Powers of Attorney for Andrew F. Amenn, Corporate Vice President and Controller of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to Post-Effective Amendment No. 32 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 11/21/2014 and incorporated herein by reference.

(j)(2)	Powers of Attorney for Christopher T. Ashe, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(2) to Post-Effective Amendment No. 32 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 11/21/2014 and incorporated herein by reference.

(j)(3)	Powers of Attorney for David G. Bedard, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(3) to Post-Effective Amendment No. 32 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 11/21/2014 and incorporated herein by reference.

(j)(4)	Powers of Attorney for Christopher O. Blunt, Director, Executive Vice President and Co-President of Insurance and Agency Group of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j) (4) to Post-Effective Amendment No. 32 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 11/21/2014 and incorporated herein by reference.

(j)(5)	Powers of Attorney for David Cruz, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(5) to Post-Effective Amendment No. 32 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333- 48300), filed 11/21/2014 and incorporated herein by reference.

(j)(6)	Powers of Attorney for John T. Fleurant, Director, Executive Vice President and Chief Financial Officer of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(6) to Post-Effective Amendment No. 32 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 11/21/2014 and incorporated herein by reference.

(j)(7)	Powers of Attorney for Robert M. Gardner, Director and Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(7) to Post-Effective Amendment No. 32 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333- 48300), filed 11/21/2014 and incorporated herein by reference.

(j)(8)	Powers of Attorney for John Y. Kim, Director, Executive Vice President and President of Investments Group of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(8) to Post-Effective Amendment No. 32 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 11/21/2014 and incorporated herein by reference.

(j)(9)	Powers of Attorney for Theodore A. Mathas, Director, Chairman and President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(9) to Post-Effective Amendment No. 32 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 11/21/2014 and incorporated herein by reference.

(j)(10)	Powers of Attorney for Mark W. Pfaff, Director, Executive Vice President and Co-President of Insurance and Agency Group of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 32 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 11/21/2014 and incorporated herein by reference.

(j)(11)	Powers of Attorney for Arthur H. Seter, Director, Senior Vice President and Chief Investment Officer of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(11) to Post-Effective Amendment No. 32 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 11/21/2014 and incorporated herein by reference.

(j)(12)	Powers of Attorney for Joel M. Steinberg, Director, Senior Vice President, Chief Risk Officer and Chief Actuary of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(12) to Post- Effective Amendment No. 32 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 11/21/2014 and incorporated herein by reference.

(j)(13)	Powers of Attorney for Susan A. Thrope, Director of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(13) to Post-Effective Amendment No. 32 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 11/21/2014 and incorporated herein by reference.

(k)	Legal Opinion.

Opinion and consent of Thomas F. English, Esq. - Filed herewith.

(l)	Actuarial Opinion.

Opinion and consent of David Katz, Corporate Vice President and Actuary - Filed herewith.

(m)	Calculation.

Sample Calculation of Illustrations - Filed herewith.

(n)	Other Opinions.

(n)	Consent of PricewaterhouseCoopers LLP - Filed herewith.

(o)	Omitted Financial Statements.

Not applicable.

(p)	Initial Capital Agreements.

Not applicable.

(q)	Redeemability Exemption.

(q)(1)	Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit (9)(e) to Registrant’s Pre-Effective Amendment No. 2 on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/25/97 and incorporated herein by reference.

(q)(2)	Supplement to Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit 1.9(g) to Registrant’s Post-Effective Amendment No. 1 on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/24/98 and incorporated herein by reference.

ITEM 27.    DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Mathas, Theodore A.	Chairman & President
Ashe, Christopher T.	Director & Senior Vice President
Bedard, David G.	Director & Senior Vice President
Blunt, Christopher O.	Director, Executive Vice President & Co-President Insurance & Agency Group
Cruz, David	Director & Senior Vice President
Fleurant, John T.	Director, Executive Vice President & Chief Financial Officer
Gardner, Robert M.	Director & Vice President
Kim, John Y.	Director, Vice Chairman & President Investments Group
Pfaff, Mark W.	Director, Executive Vice President & Co-President Insurance & Agency Group
Seter, Arthur H.	Director, Senior Vice President & Chief Investment Officer
Steinberg, Joel M.	Director, Senior Vice President, Chief Risk Officer & Chief Actuary
Thrope, Susan A.	Director
Badler, Sara L.	Senior Vice President & Legal Officer
Banaszek, Annamaria	Senior Vice President
Bennett, Joseph M.	Senior Vice President
Berlin, Scott L.	Senior Vice President
Castellani, David J.	Senior Vice President
Cole, Thomas	Senior Vice President
Del Secolo, Michael	Senior Vice President & Chief Technology Officer
DeSanto, Craig L.	Senior Vice President & Actuary
DiMella, Robert A.	Senior Vice President
English, Thomas F.	Senior Vice President & Chief Legal Officer
Fisher, Stephen P.	Senior Vice President
Girard, Thomas J.	Senior Vice President
Glover, Troy E.	Senior Vice President
Grove, Matthew M.	Senior Vice President
Hebron, Robert J.	Senior Vice President
Hendry, Thomas A.	Senior Vice President & Treasurer
Loffredo, John M.	Senior Vice President
Malloy, Anthony R.	Senior Vice President
McDermott, Gail A.	Senior Vice President
McInerney, Barbara J.	Senior Vice President & Chief Compliance Officer
Ok, Francis	Senior Vice President
Oleske, Michael M.	Senior Vice President & Chief Tax Counsel
Paternoster, Susan L.	Senior Vice President
Pell, Gideon A.	Senior Vice President
Phlegar, Jeffrey S.	Senior Vice President
Roberts, Dan C.	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Senser, Jerrold K.	Senior Vice President
Shively, George S.	Senior Vice President & Legal Officer
Talgo, Mark W.	Senior Vice President
Yoon, Jae	Senior Vice President
Ascione, Mitchell P.	Vice President
Attias, Steven	Vice President & Chief Information Security Officer
Bain, Karen A.	Vice President - Tax
Baker, Lee C.	Vice President
Bartlett, Judy R.	Vice President & Associate Legal Officer
Barton, Jacqueline M.	Vice President
Bonvouloir, John	Vice President
Brill, Elizabeth	Vice President & Actuary
Carbone, Jeanne M.	Vice President
Carey, Christopher H.	Vice President
Casanova, Ramon A.	Vice President & Actuary
Chen, Roger	Vice President
Cohen, Louis N.	Vice President
Cristallo, James J.	Vice President & Actuary
Cunningham, Paul K.	Vice President
DeToro, Karen J.	Vice President
Dial, Robert H.	Vice President
Diaz, Mayra L.	Vice President
Donnelly, Kathleen A.	Vice President
Donohue, Robert	Vice President & Assistant Treasurer
Dubrow, Michael G.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Ferraro, Anthony	Vice President & Actuary
Fitzgerald, Edward J.	Vice President
Fong, Michael	Vice President & Actuary
Frawley, Stephanie A.	Vice President
Furlong, Brian	Vice President
Gangemi, Thomas J.	Vice President
Goldstein, Ross M.	Vice President
Grecco, Nicholas	Vice President
Hamrick, Jane L.	Vice President & Actuary
Heller, Thomas S.	Vice President
Hoffman, Eric S.	Vice President
Huang, Dylan W.	Vice President & Actuary
Hynes, Joseph E.	Vice President
Hynes, Robert J.	Vice President
Karmen, Robert	Vice President & Associate Legal Officer
Killian, Jeffrey	Vice President
Kimble, Michael	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kravitz, Jodi L.	Vice President & Actuary
Kuan, Melissa	Vice President
Lackey, Michael P.	Vice President
Lamp, Karen J.	Vice President & Associate Legal Officer
Leber, Richard B.	Vice President, Associate Legal Officer & Assistant Secretary
Lenz, Scott L.	Vice President & Associate Tax Counsel
Loutrel, Brian C.	Vice President & Chief Privacy Officer
Lynn, Eric J.	Vice President & Actuary
Marinaccio, Ralph S.	Vice President
McGee, Conner	Vice President
McGinnis, Timothy M.	Vice President
McNamara, Stephen J.	Vice President & Actuary
Moffitt, Eric A.	Vice President
Morris, Ryan J.	Vice President & Actuary
Mosquera, Jaime	Vice President & Actuary
Multer, Corey B.	Vice President
Murphy, Marijo F.	Vice President
Navarro, Kathleen	Vice President
Pasyanos, Nicholas	Vice President & Actuary
Perry, Valerie L.	Vice President - Underwriting
Petty, Mike	Vice President
Quartararo, Paul	Vice President & Chief Medical Officer
Rubin, Janis C.	Vice President
Rzad, Amaury J.	Vice President
Schwartz, Richard C.	Vice President & Actuary
Seewald, Scott R.	Vice President
Shannon, Joseph J.	Vice President
Silber, Irwin	Vice President & Actuary
Smith, Kevin M.	Vice President
Sorg, Thomas C.	Vice President
Starr, Andrew P.	Vice President
Suryapranata, Monica	Vice President & Actuary
Swanson, Matthew T.	Vice President
Tate, William P.	Vice President
Tillotson, Sandra G.	Vice President
Troeller, Thomas J.	Vice President & Actuary
Verastegui, Victor A.	Vice President
Wagenseil, Taylor	Vice President
Wagner, Robin M.	Vice President
Walsh, Richard M.	Vice President
Weinstein, Scott W.	Vice President
Wildin, Michellen	Vice President
Wion, Matthew D.	Vice President & Actuary
Yashnyk, Michael A.	Vice President
Zeng, Paul	Vice President & Actuary
Bidwell, Anna Louise	Associate Legal Officer & Secretary
Amenn, Andrew F.	Corporate Vice President & Controller

ITEM 28.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
ICAP Funds Inc.	Maryland
The MainStay Funds(1)	Massachusetts
MainStay VP Funds Trust(1)(2)	Maryland
MainStay Funds Trust	Delaware
New York Life Insurance and Annuity Corporation	Delaware
Pacific Square Investments LLC	Delaware
29 Park Investments No. 2 Limited	Cayman Islands
NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware

(1)	Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(2)	New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

(+)	By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
(NYLIFE LLC subsidiaries cont.)
New York Life Capital Corporation	Delaware
NYL Management Limited	United Kingdom
NYLUK I Company	United Kingdom
NYLUK II Company	United Kingdom
Gresham Mortgage	United Kingdom
W Construction Company	United Kingdom
WUT	United Kingdom
WIM (AIM)	United Kingdom
New York Life Trust Company	New York
NYL Executive Benefits LLC	Delaware

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
(NYLIFE LLC subsidiaries cont.)
NYLIFE Securities LLC	Delaware
NYLINK Insurance Agency Incorporated	Delaware

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Biris Holdings LLC	(Delaware)
NYL Investors LLC	(Delaware)
NYL Investors (U.K.) Limited	(United Kingdom)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
New York Life Short Term Fund[1]	(New York)
NYLIFE Insurance Company of Arizona	(Arizona)
29 Park Investments No. 1 Limited	(Cayman Islands)
New York Life Insurance and Annuity Corporation	(Delaware)
Pacific Square Investments LLC	(Delaware)
29 Park Investments No. 2 Limited	(Cayman Islands)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(8%)[2]
New York Life International India Fund (Mauritius) LLC	(Mauritius)	(92.97%)
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
NYLIFE Thailand, Inc.	(Delaware)
NYLI-VB Asset Management Co. (Mauritius) LLC	(Mauritius)	(90%)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[3]
Administradora de Conductos SMNYL, S.A. de C.V.	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (“ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99% ; ADIS : 1%)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
Institutional Capital LLC	(Delaware)
MacKay Shields LLC	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Emerging Markets Credit Portfolio	(Ireland)	(NYLIC: 40.18%; NYLIAC: 40.18%)
Plainview Funds plc – MacKay Shields Flexible Bond Portfolio	(Ireland)	(NYLIC: 56.41%; NYLIAC: 23.55%; MacKay: 0.90%)
Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio	(Ireland)	(NYLIC: 40.80%; MacKay: 0.33%)
Plainview Funds plc – MacKay Shields Floating Rate High Yield Fund	(Ireland)	(NYLIC: 97.03%; MacKay 2.96%)
Plainview Funds plc – MacKay Shields Core Plus Opportunities Portfolio	(Ireland)	(NYL: 0%)
MacKay Shields Statutory Trust – High Yield Bond Series	(Connecticut)[8]
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(14.49%)[4]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Shields General Partner (L/S) LLC	(Delaware)
MacKay Shields Long/Short Fund LP	(Delaware)
MacKay Shields Long/Short Fund (Master), LP	(Delaware)
MacKay Shields Global Derivatives LLC	(Delaware)
MacKay Municipal Managers Puerto Rico Opportunities GP LLC	(Delaware)
MacKay Puerto Rico Opportunities Funds, L.P.	(Delaware)
Madison Capital Funding LLC	(Delaware)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF Fund I LLC	(Delaware)
Warwick McAlester Holdings, LLC	(Delaware)
Chancellor Lane, LLC (dba Sullivan Flotation Systems, Inc)	(Delaware)
Electric Avenue, LLC (dba Atlantic-Meeco Holding, Inc.)	(Delaware)
WDC Liquidation Trust (Control is through MFC acting as Trustee-no voting)
MCF Capital Management LLC (“MCFCMLLC”)	(Delaware)
Ironshore Investment BL I Ltd.	(Bermuda)[8]	(0 voting ownership)
LMF WF Portfolio II, LLC	(Delaware)[8]	(0 voting ownership)
OFS Capital WM, LLC	(Delaware)[8]	(0 voting ownership)
MCF CLO I LLC	(Delaware)	(2.53%)[8]
MCF CLO III LLC	(Delaware)	(2.33%)[8]
MCF CLO II LLC	(Delaware)[8]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[8]	(0 voting ownership)
Montpelier Carry Parent, LLC	(Delaware)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)
Montpelier Fund, L.P.	(Delaware)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)[8]
YAC.ECOM Incorporated	(Minnesota)
Young America, LLC (“YALLC”)	(Minnesota)
Global Fulfillment Services, Inc.	(Arizona)
SourceOne Worldwide, Inc.	(Minnesota)
YA Canada Corporation	(Nova Scotia,Canada)
Cornerstone Capital Management Holdings LLC	(Delaware)
Cornerstone Capital Management, LLC	(Delaware)	(51%)
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	(Delaware)
GoldPoint Partners LLC	(Delaware)
New York Life Capital Partners, L.L.C.	(Delaware)
New York Life Capital Partners, L.P.	(Delaware)
New York Life Capital Partners II, L.L.C.	(Delaware)
New York Life Capital Partners II, L.P.	(Delaware)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners III GenPar, L.P.	(Delaware)
New York Life Capital Partners III, L.P.	(Delaware)
NYLCAP III RBG Corp.	(Delaware)
New York Life Capital Partners III-A, L.P.	(Delaware)
NYLCAP III-A RBG Corp.	(Delaware)
New York Life Capital Partners IV GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P.	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
New York Life Capital Partners IV-A, L.P.	(Delaware)
GoldPoint Partners Mezzanine IV GenPar GP, LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, L.P.	(Delaware)
GoldPoint Partners Co-Investment V, L.P.	(Delaware)**
GoldPoint Partners Co-Investment V ECI Blocker Holdco A, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker A, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker D, LP	(Delaware)
NYLCAP 2010 Co-Invest GenPar GP, LLC	(Delaware)
NYLCAP 2010 Co-Invest GenPar L.P.	(Delaware)
NYLCAP 2010 Co-Invest L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker A L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco F L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker F L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco G L.P.	(Delaware)
NYLCAP 2010 C0-Invest ECI Blocker G L.P.	(Delaware)
NYLCAP Canada GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund, LP	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine GenPar GP, LLC	(Delaware)
NYLIM Mezzanine GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners, LP	(Delaware)
NYLIM Mezzanine Partners Parallel Fund, LP	(Delaware)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Offshore Partners II, LP	(Cayman Islands)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners II, LP	(Delaware)
NYLIM Mezzanine II Luxco S.à.r.l.	(Luxembourg)
NYLIM Mezzanine Partners II Parallel Fund, LP	(Delaware)
NYLIM Mezzanine II Parallel Luxco S.à.r.l.	(Luxembourg)
Voice Holdco Ltd.	(Nova Scotia, Canada)	(27%)[9]
Voice Holdings Ltd.	(Nova Scotia, Canada)
Voice Construction Ltd.	(Alberta, Canada)
Voice Construction Opco ULC	(Alberta, Canada)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III-K Fund, LP	(Delaware)**
NYLCAP Mezzanine Partners III, LP	(Delaware)**
NYLCAP Mezzanine III Luxco S.à.r.l.	(Luxembourg)
NYLCAP Mezzanine Partners III Parallel Fund, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	(Delaware)**
NYLCAP Mezzanine III 2012 Luxco S.à.r.l	(Luxembourg)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco A, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker A, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco C, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker C, LP	(Delaware)
C.B. Fleet TopCo. LLC	(Delaware)	(17%**collectively)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco E, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker E, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar GP, LLC	(Delaware)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager Fund, LP	(Delaware)
NYLCAP Select Manager Cayman Fund, LP	(Cayman Islands)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)**
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co., LLC	(Mauritius)	(24.66%)[5]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[6]
NYLIM Jacob Ballas India Fund III (Mauritius) LLC
NYLIM Jacob Ballas Capital India (FVCI) III (Mauritius) LLC
NYLIM Jacob Ballas India (FII) III (Mauritius) LLC
NYLCAP Holdings	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
Evolvence Asset Manamement, Ltd.		(Goldpoint: 24.5%)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM Real Estate Mezzanine Fund II, LP	(Delaware)
NYLIM-TND, LLC	(Delaware)
NYLIM-DCM, LLC	(Delaware)
NYLIM-MM, LLC	(Delaware)
DCM-N, LLC	(Delaware)	(80%)
DCM Warehouse Series A, LLC	(Delaware)
DCM Warehouse Series One, LLC	(Delaware)
Sixteen West Savannah, LLC	(Indiana)
Metropolis II Construction, LLC	(Delaware)
Streets Las Vegas, LLC	(Arizona)	(90%)
NYLIM RE Mezzanine Fund II Investment Corporation	(Delaware)
NYLIM-GCR Fund I, LLC	(Delaware)	(50%)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)
New York Life Investments International Limited	(Ireland)
New York Life Investment Management Holdings International S.a.r.l.	(Luxembourg)
New York Life Investment Management Holdings II International S.a.r.l.	(Luxembourg)
New York Life Investment Management Global Holdings S.a.r.l.	(Luxembourg)	(“NYLIMGH”)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam Luxembourg (“CANLUX”)	(Luxembourg)	(NYLIMGH: 97.96%; 1 share held by CANLUXS)
Candriam Belgium	(Belgium)	(“CANBEL”) (99.99%; NYLIMGH: 0.01%)
Candriam France		(“CANFR”)
Candriam Dublin	(Ireland)
Candriam Treasury Management		(CANBEL: 7.03%; CANFR: 8.13%)
BIL Prime Advanced Cash + 100		(CANLUX: 26.69%; CANBEL: 26.48%) (“BILPAC”)
Cordius CIG	(Lux)	(50.02%; CANBEL: 24.99%; CANFR: 24.99%)
Ausbil Investment Management Limited	(Australia)	(72.31%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
Ausbil IT – Ausbil Microcap Fund	(Australia)
NYLIFE Distributors LLC	(Delaware)
NYLIM Holdings NCVAD GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund I, L.P.	(Delaware)	(50%)
MNCVAD-IND Greenwood CA LLC	(Delaware)
MNCVAD-IND Concourse CA LLC	(Delaware)
MNCVAD-IND Norris Canyon CA LLC	(Delaware)
MNCVAD-CP Norris Canyon LLC	(Delaware)	(94%)
MNCVAD-IND Petaluma CA LLC	(Delaware)
MNCVAD-OFC 2665 North First CA LLC	(Delaware)
MNCVAD-SEAGATE 2665 North First LLC	(Delaware)	(94%)
Private Advisors L.L.C.	(Delaware)	(64.25%)
Alternative Fund LV, LLC	(Delaware)
Alternative Fund LV II, LLC	(Delaware)
Private Advisors Alternative Asset Fund LLC	(Delaware)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
Private Advisors Distressed Opportunities Fund, L.P.	(Delaware)
PA Hedged Equity Fund, L.P.	(Delaware)
Private Advisors Hedged Equity Fund (QP), L.P.	(Delaware)
Private Advisors Hedged Equity Master Fund	(Delaware)[7]
PAPEF GP, LLC	(Delaware)
Private Advisors Private Equity Fund, L.P.	(Delaware)
PAPEF Carry Parent, LLC	(Delaware)
PAPEF Carry, LLC	(Delaware)
Private Advisors Income Fund, L.P.	(Delaware)
Private Advisors Small Company Buyout Fund, L.P.	(Delaware)	(“PASCBF”)
Private Advisors Alternative Small Company Buyout Fund, L.P.	(Delaware)	(“PAASCBF”)
Small Company Buyout Blocker Corp.	(Delaware)	(“Smallco Blocker”)
Small Company Buyout ECI, LP	(Delaware)	(PASCBF: 88.6%; Smallco Blocker: 11.4%)
Small Company Buyout Holding, LP	(Delaware)	(PASCBF: 88.6%; PAASCBF: 11.4%)
Private Advisors Small Company Buyout Fund II, L.P.	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout Fund V–ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
Montpelier Carry Parent, LLC	(Delaware)	(PALLC: 50%; MCFCMLLC: 50%)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)	(PALLC: 50%; MCFCMLLC: 50%)
Montpelier Fund, L.P.	(Delaware)
Cuyahoga Capital Partners I Management Group, LLC	(Delaware)
Cuyahoga Capital Partners I, L.P.	(Delaware)
Cuyahoga Capital Partners II Management Group LLC	(Delaware)
Cuyahoga Capital Partners II LP	(Delaware)
Cuyahoga Capital Partners III Management Group LLC	(Delaware)
Cuyahoga Capital Partners III LP	(Delaware)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
Private Advisors Hedged Equity Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Fund (QP), Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
PA Stable Value Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Stable Value ERISA Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Stable Value Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
The Hedged Strategies Fund (QP), Ltd.	(Cayman Islands)	(0%)
UVF GP, LLC	(Delaware)
Undiscovered Value Fund, LP	(Delaware)
Undiscovered Value Fund, Ltd.	(Cayman Islands)[8]
Undiscovered Value Master Fund SPC	(Cayman Islands)
Madison Core Property Fund LLC	(Delaware)	(NYLIM is Non Member Manager)[8]
MIREF 1500 Quail, LLC	(Delaware)
MIREF Mission Heritage, LLC	(Delaware)
MIREF Linpro Center, LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Seaside, LLC	(Delaware)
MIREF Zanker Road, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
1101 Taylor Road LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF York Road, LLC	(Delaware)
York Road EW LLC	(Delaware)	(64.8%)
York Road Retail West, LLC	(Delaware)	(64.8%)
2001 EW LLC	(Delaware)
2122 EW LLC	(Delaware)
MIREF Saddle River LLC	(Delaware)
Via Verde San Dimas, LLC	(Delaware)
MIREF DC Corp.	(Delaware)
MIREF L Street, LLC	(Delaware)
1901 L Street Corp.	(Delaware)
1901 L Street LLC	(District of Columbia)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Carol Point, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
MIREF Bedminster, LLC	(Delaware)
MIREF Barton’s Creek, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF Marketpointe, LLC	(Delaware)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Waterview, LLC	(Delaware)
MIREF Chain Bridge, LLC	(Delaware)
1991 Chain Bridge Road, LLC	(Delaware)
MIREF Aptakisic, LLC	(Delaware)
Aptakisic Creek Corporate Park, LLC	(Delaware)
MIREF 250 Montgomery, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-IND Valley Business Park CA LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-IND Assateague MD LLC	(Delaware)
MADISON-SP Assateague LLC	(Delaware)	(90%)
MADISON-MF Casa Santa Fe AZ LLC	(Delaware)
MADISON-MF Cabrillo AZ LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-RTL Centerstone II CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Canyon Commons CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-IND Logistics NC LLC	(Delaware)
MCPF-LRC Logistics LLC	(Delaware)	(90%)
MADISON-MF Desert Mirage AZ LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-IND Fenton MO LLC	(Delaware)
MADISON-IND Hitzert Roadway MO LLC	(Delaware)[8]
NYLIM Flatiron CLO 2004-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A	(Cayman Islands)
NYLIM Flatiron CLO 2005-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2006-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A	(Cayman Islands)
Flatiron CLO 2007-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A	(Cayman Islands)
Flatiron CLO 2011-1 Ltd.	(Cayman Islands)
Flatiron CLO 2012-1 Ltd.	(Cayman Islands)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)
Flatiron CLO 2014-1-Ltd.	(Cayman Islands)
Flatiron CLO 2014-2 Ltd.	(Cayman Islands)	(100%)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)	(100%)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
Silverado CLO 2006-II Limited	(Cayman Islands)
Silverado 2006-II Equity Holdings LLC, Series A	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYL Executive Benefits LLC	(Delaware)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM (AIM)	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P.	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
CC Acquisitions, LP	(Delaware)
NYL Midwest Apartments LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND Chino CA LLC	(Delaware)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-LRC Industrial LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Green Oaks IL LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)	(93%)
NJIND Hook Road LLC	(Delaware)
NJIND Old Post Road LLC	Delaware)
NJIND Brunswick Avenue LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
NJIND Carter Drive LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)
REEP-IND Kent LLC	(Delaware)
REEP-IND RTG NC LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF Chandler AZ LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
Enclave CAF LLC	(Delaware)	(50%)
REEP-MF Issaquah WA LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Verde NC LLC	(Delaware)
REEP-MF Summitt Ridge CO LLC	(Delaware)
Summitt Ridge Apartments, LLC	(Delaware)	(50%)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OF Centerpointe VA LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(95%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP OFC Westory DC LLC	(Delaware)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)
CT 611 W. JOHNSON AVE LLC	(Delaware)
CT 550 RESEARCH PKWY LLC	(Delaware)
NJ 30 WESLEY ST LLC	(Delaware)
NJ 663 E. CRESCENT AVE LLC	(Delaware)
NJ 1881 ROUTE 46 LLC	(Delaware)
PA 180 KOST RD LLC	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)	(71.4693%)
New York Life Funding	(Cayman Islands)[9]
New York Life Global Funding	(Delaware)[9]
NYL Equipment Issuance Trust	(Delaware)[10]
NYL Equipment Issuance Trust 2014-2	(Delaware)[10]
Government Energy Savings Trust 2003-A (GEST)	(New York)[10]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[10]
NYLARC Holding Company Inc.	(Arizona)[9]
New York Life Agents Reinsurance Company	(Arizona)[9]
Samsung US Dynamic Asset Allocation Securities Feeder Investment Trust H		(NYL: 49.1%)

[1]	Control is by virtue of NYLIC and subsidiaries being general partners.
[2]	NYL Cayman Holdings Ltd. owns 92%.
[3]	NYL Worldwide Capital Investment LLC owns 0.002%.
[4]	NYLIC owns 14.19%, NYLIAC owns 0.00%, and MacKay owns .30% for a total ownership of 14.49%.
[5]	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
[6]	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
[7]	Private Advisors Hedged Equity Fund (QP), L.P. owns 33.67% and PA Hedged Equity Fund, L.P. owns 66.33% of the Master Fund.
[8]	Control of each CLO/CDO and other entities is pursuant to an investment management contract with NYLIM or affiliate, not through ownership of voting interests.
[9]	Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
[10]	Control is through financial interest, not ownership of voting interests.

ITEM 29.    INDEMNIFICATION

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC (Exhibit No. (f)(2)(b) hereto) for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.    PRINCIPAL UNDERWRITERS

(a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

MainStay Funds

MainStay VP Funds Trust (formerly, MainStay VP Series Fund)

Private Advisors Alternative Strategies Fund

Private Advisors Alternative Strategies Master Fund

(b) Management.

The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Names of Directors and Officers	Positions and Offices with Underwriter
Fisher, Stephen P.	Chairman & Chief Executive Officer
Gardner, Robert M.	Manager
Harte, Frank	Manager
Hebron, Robert J.	Executive Vice President, AMN Executive Benefits and Retail Distribution
Akkerman, John W.	Senior Managing Director, MacKay Shields Institutional Sales
Cruz, David	Senior Managing Director, Individual Annuities
Harte, Frank	Senior Managing Director and Chief Financial Officer
Hung, Yie-Hsin	Senior Managing Director, Investments Boutique
Mclnerney, Barbara J.	Senior Managing Director, Compliance
Murphy, Patrick M.	Senior Managing Director, Retirement Plan Services
Barrack, Robert M.	Managing Director, GoldPoint Partners Institutional Sales
Childress, Tod K.	Managing Director, Private Advisors Institutional Sales
Gomez, Mark A.	Managing Director and General Counsel
Henehan, Joseph J.	Managing Director, Retirement Plan Services
Hescheles, David S.	Managing Director, Third Party Distribution
Mueller, Rebekah M.	Managing Director, Retirement Plan Services
Niziak, Mark S.	Managing Director, Retirement Plan Services
O’Gara, John J.	Managing Director, US Life and Agency Product Consulting
Parness, Amanda S.	Managing Director, GoldPoint Partners Institutional Sales
Sexeny, Steve	Managing Director, Cornerstone Capital Management Institutional Sales
Wagner, Robin M.	Managing Director and Chief Compliance Officer
Wickwire, Brian D.	Managing Director, NYLIM Service Company, Controller and Chief Operating Officer
Bain, Karen A.	Vice President - Tax
Shively, George S.	Secretary
Bidwell, Anna Louise	Assistant Secretary
Hession, Michael	Assistant Secretary
Sharrier, Elizabeth	Assistant Secretary

(c) Compensation from the Registrant.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation

NYLIFE Distributors LLC	-0-	-0-	-0-	-0-

ITEM 31.    LOCATION OF ACCOUNTS AND RECORDS.

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 32.    MANAGEMENT SERVICES.

Not applicable.

ITEM 33.    FEE REPRESENTATION.

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC Corporate Sponsored Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 17th day of April, 2015.

NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I (Registrant)

By:	/s/ James J. Cristallo
James J. Cristallo Vice President and Actuary

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)

By:	/s/ James J. Cristallo
James J. Cristallo Vice President and Actuary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Andrew F. Amenn*	Corporate Vice President and Controller (Principal Accounting Officer)

Christopher T. Ashe*	Director

David G. Bedard*	Director

Christopher O. Blunt*	Director

David Cruz*	Director

John T. Fleurant*	Director and Chief Financial Officer

Robert M. Gardner*	Director

John Y. Kim*	Director

Theodore A. Mathas*	Chairman and President (Principal Executive Officer)

Mark W. Pfaff*	Director

Arthur H. Seter*	Director

Joel M. Steinberg*	Director

Susan A. Thrope*	Director

By:	/s/ James J. Cristallo
James J. Cristallo Attorney-in-Fact April 17, 2015

* Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

(k)	Opinion and Consent of Thomas F. English, Esq.

(l)	Opinion and Consent of David Katz, Corporate Vice President and Actuary

(m)	Sample Calculation of Illustrations

(n)	Consent of PricewaterhouseCoopers LLP